UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4707

Fidelity Advisor Series II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2006

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Intermediate Bond

Fund - Class A, Class T, Class B
and Class C

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 3.75% sales charge) A	-1.93%	3.75%	5.30%
Class T (incl. 2.75% sales charge)	-0.91%	3.85%	5.31%
Class B (incl. contingent deferred sales charge) B	-1.83%	3.87%	5.41%
Class C (incl. contingent deferred sales charge) C	0.05%	3.64%	4.81%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee.

B Class B shares bear a 0.90% 12b-1 fee. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 3%, 0%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 0.90% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Intermediate Bond Fund - Class T on August 31, 1996 and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

Bonds sank in the first two months of the year ending August 31, 2006, after Gulf Coast hurricanes sent energy prices soaring, prompting fears of a corresponding leap in inflation. However, core inflation readings remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But the asset class fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. Bonds rose again in July and August, though, after Fed Chairman Ben Bernanke hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the 12-month period as a whole according the Lehman Brothers® Aggregate Bond Index.

The fund's Class A, Class T, Class B and Class C shares gained 1.89%, 1.89%, 1.09% and 1.02%, respectively (excluding sales charges), for the 12 months ending August 31, 2006 - the fund's new fiscal year end. In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index returned 1.87%. For the 10 months ending August 31, 2006 - the period since the fund's previous annual report - the fund's Class A, Class T, Class B and Class C shares gained 3.23%, 3.15%, 2.57% and 2.51%, respectively (excluding sales charges), while the Lehman Brothers index rose 3.30%. Sector selection provided the biggest boost to the portfolio's performance relative to the index during the 12-month period. Despite being underexposed to agency securities - one of the better performing segments of the bond market - the fund benefited from out-of-benchmark stakes in high-quality, higher-yielding securitized products such as mortgage-backed and asset-backed securities. Out-of-index holdings in collateralized mortgage obligations and commercial mortgage-backed securities also worked in the fund's favor, as they were bolstered in large part by strong investor demand. Some of the fund's exposure to these securitized sectors resulted from our holdings in Fidelity Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outpace cash-like instruments with similar risk characteristics. The fund's investments in this pool and a small out-of-index position in Treasury Inflation-Protected Securities also contributed. My yield-curve positioning proved beneficial as well. Strong showings from holdings in the industrial and financial corporate sectors helped the fund relative to the index, although a small exposure to corporates pressured by worries over leveraged buyouts hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Class A
Actual	$ 1,000.00	$ 1,021.60	$ 3.77
HypotheticalA	$ 1,000.00	$ 1,021.48	$ 3.77
Class T
Actual	$ 1,000.00	$ 1,021.10	$ 4.23
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Class B
Actual	$ 1,000.00	$ 1,017.70	$ 7.68
HypotheticalA	$ 1,000.00	$ 1,017.59	$ 7.68
Class C
Actual	$ 1,000.00	$ 1,016.30	$ 8.08
HypotheticalA	$ 1,000.00	$ 1,017.19	$ 8.08
Institutional Class
Actual	$ 1,000.00	$ 1,021.50	$ 2.85
HypotheticalA	$ 1,000.00	$ 1,022.38	$ 2.85

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.74%
Class T	.83%
Class B	1.51%
Class C	1.59%
Institutional Class	.56%

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published semiannual report.

Quality Diversification (% of fund's net assets)
As of August 31, 2006	As of April 30, 2006
U.S. Government and U.S. Government Agency Obligations 41.3%	U.S. Government and U.S. Government Agency Obligations 42.4%
AAA 13.9%	AAA 14.5%
AA 4.7%	AA 5.4%
A 10.3%	A 10.6%
BBB 22.2%	BBB 18.7%
BB and Below 3.1%	BB and Below 2.5%
Not Rated 1.2%	Not Rated 1.0%
Short-Term Investments and Net Other Assets 3.3%	Short-Term Investments and Net Other Assets 4.9%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Average Years to Maturity as of August 31, 2006
4 months ago
Years	4.2	4.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	3.4	3.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006*		As of April 30, 2006**
	Corporate Bonds 30.2%		Corporate Bonds 26.6%
	U.S. Government and U.S. Government Agency Obligations 41.3%		U.S. Government and U.S. Government Agency Obligations 42.4%
	Asset-Backed Securities 11.3%		Asset-Backed Securities 10.9%
	CMOs and Other Mortgage Related Securities 13.4%		CMOs and Other Mortgage Related Securities 14.4%
	Other Investments 0.5%		Other Investments 0.8%
	Short-Term Investments and Net Other Assets 3.3%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	9.6%	** Foreign investments	9.0%
* Futures and Swaps	19.3%	** Futures and Swaps	20.2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.2%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 0.1%
Ford Motor Co. 6.625% 10/1/28	$ 1,895,000	$ 1,421,250
Household Durables - 0.4%
Fortune Brands, Inc. 5.125% 1/15/11	2,375,000	2,328,146
Whirlpool Corp. 6.125% 6/15/11	3,105,000	3,148,846
		5,476,992
Media - 2.2%
AOL Time Warner, Inc.:
6.75% 4/15/11	4,000,000	4,144,408
6.875% 5/1/12	1,180,000	1,235,480
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,000,000	2,002,398
BSkyB Finance UK PLC 5.625% 10/15/15 (d)	3,035,000	2,949,392
Comcast Corp.:
4.95% 6/15/16	1,855,000	1,710,930
5.9% 3/15/16	3,000,000	2,973,912
Cox Communications, Inc. 4.625% 6/1/13	3,735,000	3,446,684
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	1,009,565
Liberty Media Corp.:
5.7% 5/15/13	1,045,000	974,463
8.25% 2/1/30	1,665,000	1,656,588
News America Holdings, Inc. 7.375% 10/17/08	2,000,000	2,078,378
News America, Inc. 4.75% 3/15/10	2,000,000	1,951,990
Time Warner, Inc. 9.125% 1/15/13	1,545,000	1,776,586
Univision Communications, Inc. 3.875% 10/15/08	1,680,000	1,602,703
Viacom, Inc. 5.75% 4/30/11 (d)	3,245,000	3,218,294
		32,731,771
Multiline Retail - 0.2%
The May Department Stores Co. 4.8% 7/15/09	3,065,000	3,012,684
TOTAL CONSUMER DISCRETIONARY		42,642,697
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (d)	1,620,000	1,532,578
Food Products - 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (d)(j)	1,655,000	1,686,379
Personal Products - 0.1%
Avon Products, Inc. 5.125% 1/15/11	435,000	429,716
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 0.3%
Philip Morris Companies, Inc. 7.65% 7/1/08	$ 4,635,000	$ 4,811,547
TOTAL CONSUMER STAPLES		8,460,220
ENERGY - 2.7%
Energy Equipment & Services - 0.6%
Cooper Cameron Corp. 2.65% 4/15/07	1,555,000	1,527,657
Petronas Capital Ltd. 7% 5/22/12 (d)	4,495,000	4,818,177
Weatherford International Ltd. 4.95% 10/15/13	2,315,000	2,213,078
		8,558,912
Oil, Gas & Consumable Fuels - 2.1%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (d)	1,965,000	1,922,593
Duke Capital LLC 6.25% 2/15/13	3,250,000	3,294,333
EnCana Holdings Finance Corp. 5.8% 5/1/14	1,040,000	1,047,506
Enterprise Products Operating LP:
4.625% 10/15/09	1,290,000	1,254,773
4.95% 6/1/10	2,845,000	2,778,051
Kerr-McGee Corp. 6.875% 9/15/11	1,595,000	1,683,363
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	2,100,000	1,983,555
5.35% 8/15/07	1,070,000	1,060,226
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	4,290,000	4,111,712
Nexen, Inc.:
5.05% 11/20/13	1,485,000	1,427,125
5.2% 3/10/15	1,185,000	1,135,379
Pemex Project Funding Master Trust:
5.75% 12/15/15 (d)	980,000	953,540
5.75% 12/15/15	1,165,000	1,133,545
6.125% 8/15/08	1,000,000	1,004,000
7.375% 12/15/14	2,020,000	2,188,670
7.875% 2/1/09 (j)	3,000,000	3,135,000
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16 (d)	1,180,000	1,144,600
		31,257,971
TOTAL ENERGY		39,816,883
FINANCIALS - 12.1%
Capital Markets - 1.5%
Ameriprise Financial, Inc. 7.518% 6/1/66 (b)	1,080,000	1,139,037
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Bank of New York Co., Inc.:
3.4% 3/15/13 (j)	$ 1,300,000	$ 1,263,275
4.25% 9/4/12 (j)	1,510,000	1,495,649
Goldman Sachs Group, Inc.:
5.25% 10/15/13	3,000,000	2,940,213
6.6% 1/15/12	3,000,000	3,146,670
Legg Mason, Inc. 6.75% 7/2/08	4,235,000	4,338,194
Lehman Brothers Holdings E-Capital Trust I 6.1725% 8/19/65 (j)	1,100,000	1,104,429
Merrill Lynch & Co., Inc. 4.25% 2/8/10	2,740,000	2,651,758
Morgan Stanley 5.05% 1/21/11	4,100,000	4,044,683
Nuveen Investments, Inc. 5% 9/15/10	515,000	503,262
		22,627,170
Commercial Banks - 1.0%
Export-Import Bank of Korea 5.125% 2/14/11	2,955,000	2,912,566
FleetBoston Financial Corp. 3.85% 2/15/08	1,000,000	979,851
Korea Development Bank:
3.875% 3/2/09	2,900,000	2,804,213
4.75% 7/20/09	1,300,000	1,280,798
Santander Issuances SA Unipersonal 5.805% 6/20/16 (d)(j)	1,740,000	1,757,322
Wachovia Bank NA 4.875% 2/1/15	2,600,000	2,481,591
Wachovia Corp. 4.875% 2/15/14	1,970,000	1,888,160
Woori Bank 6.125% 5/3/16 (d)(j)	1,315,000	1,329,381
		15,433,882
Consumer Finance - 1.2%
American Express Co. 6.8% 9/1/66 (j)	890,000	924,540
Capital One Bank 6.5% 6/13/13	2,315,000	2,406,202
Ford Motor Credit Co. 7.875% 6/15/10	3,500,000	3,439,867
Household Finance Corp. 4.125% 11/16/09	5,990,000	5,780,278
Household International, Inc. 5.836% 2/15/08	2,550,000	2,567,146
HSBC Finance Corp. 5% 6/30/15	2,000,000	1,920,010
MBNA America Bank NA 7.125% 11/15/12	1,000,000	1,087,784
		18,125,827
Diversified Financial Services - 1.7%
Bank of America Corp.:
4.5% 8/1/10	6,132,000	5,975,934
7.4% 1/15/11	4,400,000	4,748,330
Citigroup, Inc. 5.125% 2/14/11	2,611,000	2,599,180
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - continued
International Lease Finance Corp. 4.375% 11/1/09	$ 2,000,000	$ 1,937,480
JPMorgan Chase & Co.:
4.875% 3/15/14	1,710,000	1,640,147
5.75% 1/2/13	7,980,000	8,068,993
		24,970,064
Insurance - 1.5%
Aegon NV 4.75% 6/1/13	3,400,000	3,246,259
AmerUs Group Co. 6.583% 5/16/11	1,070,000	1,088,522
Axis Capital Holdings Ltd. 5.75% 12/1/14	1,880,000	1,824,572
Liberty Mutual Group, Inc. 6.7% 8/15/16 (d)	1,080,000	1,079,968
Lincoln National Corp. 7% 5/17/66 (j)	3,100,000	3,211,836
Marsh & McLennan Companies, Inc.:
5.15% 9/15/10	1,300,000	1,275,951
7.125% 6/15/09	1,480,000	1,535,451
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (d)	3,000,000	3,148,971
Symetra Financial Corp. 6.125% 4/1/16 (d)	1,335,000	1,334,447
The St. Paul Travelers Companies, Inc.:
6.38% 12/15/08	2,200,000	2,240,836
8.125% 4/15/10	1,750,000	1,901,667
		21,888,480
Real Estate Investment Trusts - 3.9%
AMB Property LP 5.9% 8/15/13	1,420,000	1,433,107
Archstone-Smith Operating Trust:
5.25% 12/1/10	4,350,000	4,313,012
5.25% 5/1/15	1,540,000	1,493,426
Arden Realty LP:
5.2% 9/1/11	1,200,000	1,194,794
7% 11/15/07	3,460,000	3,522,792
AvalonBay Communities, Inc. 5% 8/1/07	1,380,000	1,365,118
Boston Properties, Inc. 6.25% 1/15/13	1,905,000	1,964,771
Brandywine Operating Partnership LP:
4.5% 11/1/09	3,310,000	3,207,373
5.625% 12/15/10	2,095,000	2,094,937
5.75% 4/1/12	1,275,000	1,276,137
BRE Properties, Inc.:
4.875% 5/15/10	1,765,000	1,730,134
5.95% 3/15/07	875,000	877,551
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Camden Property Trust:
4.375% 1/15/10	$ 1,450,000	$ 1,406,326
5.875% 11/30/12	1,700,000	1,714,805
Colonial Properties Trust 4.75% 2/1/10	2,695,000	2,616,422
Developers Diversified Realty Corp.:
4.625% 8/1/10	2,450,000	2,366,073
5.25% 4/15/11	4,660,000	4,596,675
Duke Realty LP:
5.625% 8/15/11	445,000	445,632
5.95% 2/15/17	600,000	603,993
Equity One, Inc. 6.25% 1/15/17	670,000	681,350
Equity Residential 5.125% 3/15/16	1,530,000	1,463,076
Federal Realty Investment Trust:
6% 7/15/12	495,000	504,614
6.2% 1/15/17	325,000	334,097
Heritage Property Investment Trust, Inc. 4.5% 10/15/09	4,145,000	4,032,426
HRPT Properties Trust 5.75% 11/1/15	375,000	369,078
iStar Financial, Inc.:
5.375% 4/15/10	695,000	689,295
5.65% 9/15/11	1,135,000	1,131,115
5.8% 3/15/11	2,760,000	2,766,881
Mack-Cali Realty LP:
5.05% 4/15/10	190,000	186,147
7.25% 3/15/09	800,000	829,741
Simon Property Group LP:
4.875% 8/15/10	915,000	896,309
5.1% 6/15/15	1,800,000	1,720,667
5.6% 9/1/11	2,035,000	2,040,088
Tanger Properties LP 9.125% 2/15/08	180,000	188,100
United Dominion Realty Trust 5.25% 1/15/15	250,000	239,618
Washington (REIT) 5.95% 6/15/11	1,035,000	1,049,959
		57,345,639
Real Estate Management & Development - 0.8%
Colonial Realty LP 6.05% 9/1/16	1,615,000	1,616,760
EOP Operating LP:
4.65% 10/1/10	7,800,000	7,537,631
4.75% 3/15/14	1,070,000	1,000,671
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - continued
EOP Operating LP: - continued
6.75% 2/15/12	$ 670,000	$ 703,618
Post Apartment Homes LP 5.45% 6/1/12	1,800,000	1,750,856
		12,609,536
Thrifts & Mortgage Finance - 0.5%
Independence Community Bank Corp.:
3.5% 6/20/13 (j)	500,000	483,376
3.75% 4/1/14 (j)	2,610,000	2,500,469
Residential Capital Corp. 6.875% 6/30/15	1,635,000	1,693,188
Washington Mutual, Inc. 4.625% 4/1/14	3,080,000	2,854,288
		7,531,321
TOTAL FINANCIALS		180,531,919
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6% 6/15/11	1,655,000	1,669,804
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (d)	1,995,000	1,935,633
Bombardier, Inc. 6.3% 5/1/14 (d)	1,575,000	1,401,750
		3,337,383
Airlines - 1.3%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	179,494	181,832
6.978% 10/1/12	473,028	485,435
7.024% 4/15/11	1,370,000	1,405,963
7.324% 4/15/11	500,000	490,000
7.858% 4/1/13	2,000,000	2,136,260
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	2,675,732	2,663,646
7.056% 3/15/11	1,330,000	1,371,089
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	2,020,000	2,027,575
U.S. Airways pass thru trust certificates 6.85% 7/30/19	959,537	966,733
United Airlines pass thru certificates:
6.071% 9/1/14	1,055,492	1,055,492
6.201% 3/1/10	447,887	448,447
6.602% 9/1/13	1,326,853	1,326,673
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Airlines - continued
United Airlines pass thru certificates: - continued
7.032% 4/1/12	$ 1,242,563	$ 1,280,598
7.186% 10/1/12	3,080,895	3,142,512
		18,982,255
Industrial Conglomerates - 0.3%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (d)	4,330,000	4,502,200
Road & Rail - 0.3%
Canadian Pacific Railway Co. yankee 6.25% 10/15/11	2,700,000	2,797,065
Norfolk Southern Corp. 5.257% 9/17/14	1,731,000	1,707,311
		4,504,376
TOTAL INDUSTRIALS		31,326,214
MATERIALS - 0.5%
Metals & Mining - 0.4%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (d)	5,580,000	5,791,543
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,165,000	1,136,770
TOTAL MATERIALS		6,928,313
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.6%
Ameritech Capital Funding Corp. 6.25% 5/18/09	1,100,000	1,115,264
AT&T Broadband Corp. 8.375% 3/15/13	3,000,000	3,400,548
British Telecommunications PLC:
8.375% 12/15/10	295,000	326,949
8.875% 12/15/30	775,000	1,000,308
Deutsche Telekom International Finance BV 5.25% 7/22/13	1,445,000	1,391,555
Embarq Corp.:
6.738% 6/1/13	2,210,000	2,254,786
7.082% 6/1/16	1,475,000	1,504,999
SBC Communications, Inc. 4.125% 9/15/09	5,000,000	4,825,810
Sprint Capital Corp. 8.375% 3/15/12	2,050,000	2,291,029
Telecom Italia Capital SA:
4% 1/15/10	4,940,000	4,693,820
4.95% 9/30/14	1,780,000	1,641,051
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Emisiones SAU 6.421% 6/20/16	$ 6,060,000	$ 6,181,879
Telefonos de Mexico SA de CV 4.75% 1/27/10	4,695,000	4,556,498
TELUS Corp. yankee 7.5% 6/1/07	1,310,000	1,328,210
Verizon Global Funding Corp. 7.25% 12/1/10	1,697,000	1,810,765
		38,323,471
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	1,010,000	974,752
AT&T Wireless Services, Inc.:
7.875% 3/1/11	1,360,000	1,483,873
8.125% 5/1/12	1,435,000	1,604,364
Nextel Communications, Inc. 5.95% 3/15/14	1,395,000	1,363,613
Vodafone Group PLC:
5% 12/16/13	1,330,000	1,266,604
5.5% 6/15/11	2,540,000	2,525,570
		9,218,776
TOTAL TELECOMMUNICATION SERVICES		47,542,247
UTILITIES - 4.0%
Electric Utilities - 1.7%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	2,265,000	2,251,331
Exelon Corp.:
4.9% 6/15/15	1,075,000	1,006,217
6.75% 5/1/11	970,000	1,013,713
FirstEnergy Corp. 6.45% 11/15/11	2,980,000	3,090,683
Monongahela Power Co. 5% 10/1/06	1,370,000	1,369,125
Nevada Power Co. 6.5% 5/15/18 (d)	3,950,000	4,032,219
Niagara Mohawk Power Corp. 8.875% 5/15/07	400,000	408,932
Pepco Holdings, Inc.:
4% 5/15/10	1,270,000	1,202,867
6.45% 8/15/12	950,000	978,554
Progress Energy, Inc.:
5.625% 1/15/16	4,000,000	3,938,056
7.1% 3/1/11	1,800,000	1,920,238
TXU Energy Co. LLC 7% 3/15/13	3,210,000	3,349,343
		24,561,278
Gas Utilities - 0.1%
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,075,789
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc. 7% 4/1/12	$ 3,052,000	$ 3,235,468
Exelon Generation Co. LLC 5.35% 1/15/14	3,000,000	2,928,414
PPL Energy Supply LLC 5.7% 10/15/35	3,070,000	2,999,356
TXU Corp. 5.55% 11/15/14	1,645,000	1,524,040
		10,687,278
Multi-Utilities - 1.5%
Dominion Resources, Inc.:
4.75% 12/15/10	2,050,000	1,987,949
6.25% 6/30/12	5,295,000	5,441,412
7.5% 6/30/66 (j)	2,190,000	2,261,624
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	3,400,000	3,447,216
National Grid PLC 6.3% 8/1/16	3,820,000	3,906,389
PSEG Funding Trust I 5.381% 11/16/07	3,392,000	3,383,269
Sempra Energy 7.95% 3/1/10	830,000	893,624
TECO Energy, Inc. 7% 5/1/12	1,500,000	1,543,125
		22,864,608
TOTAL UTILITIES		59,188,953
TOTAL NONCONVERTIBLE BONDS (Cost $421,465,458)		418,107,250
U.S. Government and Government Agency Obligations - 26.1%

U.S. Government Agency Obligations - 11.2%
Fannie Mae:
3.25% 2/15/09	18,000,000	17,258,328
4.375% 7/17/13	4,850,000	4,637,730
5.25% 8/1/12	30,000,000	29,985,930
6.25% 2/1/11	735,000	765,237
Federal Home Loan Bank 5.375% 8/19/11	10,035,000	10,188,536
Freddie Mac:
5.25% 7/18/11	24,105,000	24,321,439
5.25% 11/5/12	1,405,000	1,383,537
5.75% 1/15/12	24,318,000	25,102,863
5.875% 3/21/11	2,655,000	2,725,089
6.625% 9/15/09	48,400,000	50,535,263
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		166,903,952
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Inflation Protected Obligations - 6.6%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	$ 29,986,600	$ 28,496,751
2% 1/15/14 (f)	41,944,746	41,190,945
2% 7/15/14	27,984,840	27,460,189
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		97,147,885
U.S. Treasury Obligations - 8.3%
U.S. Treasury Notes:
4.25% 8/15/13 (c)	69,902,000	67,968,803
4.75% 5/15/14 (c)	55,305,000	55,365,504
TOTAL U.S. TREASURY OBLIGATIONS		123,334,307
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $396,745,809)		387,386,144
U.S. Government Agency - Mortgage Securities - 10.7%

Fannie Mae - 7.1%
3.738% 10/1/33 (j)	215,881	211,175
3.748% 12/1/34 (j)	200,324	196,888
3.75% 9/1/33 (j)	860,112	842,118
3.75% 1/1/34 (j)	191,279	186,917
3.757% 10/1/33 (j)	183,485	179,705
3.788% 6/1/34 (j)	814,833	793,279
3.834% 1/1/35 (j)	507,523	498,828
3.838% 4/1/33 (j)	571,410	562,432
3.839% 11/1/34 (j)	1,061,060	1,052,788
3.846% 1/1/35 (j)	170,241	167,457
3.851% 10/1/33 (j)	4,734,157	4,650,691
3.866% 1/1/35 (j)	308,460	304,195
3.905% 12/1/34 (j)	156,781	154,847
3.941% 5/1/34 (j)	60,635	60,977
3.952% 1/1/35 (j)	215,868	213,816
3.955% 12/1/34 (j)	1,129,897	1,118,136
3.957% 5/1/33 (j)	63,652	62,714
3.992% 1/1/35 (j)	143,581	142,115
3.996% 12/1/34 (j)	205,581	203,379
3.998% 2/1/35 (j)	161,764	159,759
4% 8/1/18	3,253,503	3,070,814
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.029% 1/1/35 (j)	$ 94,227	$ 93,058
4.034% 10/1/18 (j)	149,698	147,331
4.041% 2/1/35 (j)	146,769	144,972
4.079% 2/1/35 (j)	279,614	276,373
4.082% 4/1/33 (j)	57,544	56,928
4.083% 2/1/35 (j)	90,203	89,208
4.086% 2/1/35 (j)	100,838	99,663
4.102% 2/1/35 (j)	520,627	516,159
4.108% 1/1/35 (j)	317,717	314,077
4.116% 2/1/35 (j)	367,225	363,061
4.126% 1/1/35 (j)	528,488	522,837
4.143% 2/1/35 (j)	268,700	265,755
4.144% 1/1/35 (j)	468,214	464,817
4.156% 1/1/35 (j)	563,809	561,071
4.171% 1/1/35 (j)	385,815	376,513
4.181% 10/1/34 (j)	455,888	453,811
4.181% 11/1/34 (j)	76,216	75,949
4.187% 1/1/35 (j)	264,345	262,246
4.202% 1/1/35 (j)	164,379	163,154
4.249% 1/1/34 (j)	490,174	482,994
4.25% 2/1/35 (j)	195,855	191,564
4.272% 3/1/35 (j)	178,679	176,825
4.274% 2/1/35 (j)	102,688	101,988
4.275% 8/1/33 (j)	350,481	346,928
4.282% 7/1/34 (j)	132,138	132,174
4.29% 6/1/33 (j)	104,596	103,592
4.296% 10/1/33 (j)	79,802	78,807
4.3% 10/1/34 (j)	55,213	54,860
4.306% 5/1/35 (j)	239,350	237,117
4.31% 3/1/33 (j)	227,020	224,901
4.313% 3/1/33 (j)	92,216	90,144
4.337% 9/1/34 (j)	582,959	577,948
4.349% 9/1/34 (j)	1,529,309	1,524,289
4.35% 1/1/35 (j)	201,910	197,714
4.351% 9/1/34 (j)	247,335	247,056
4.356% 4/1/35 (j)	115,072	113,990
4.362% 2/1/34 (j)	416,100	410,584
4.39% 11/1/34 (j)	2,355,054	2,355,902
4.394% 5/1/35 (j)	542,610	538,566
4.396% 2/1/35 (j)	281,568	275,954
4.423% 10/1/34 (j)	841,182	839,471
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.426% 1/1/35 (j)	$ 223,314	$ 221,561
4.438% 3/1/35 (j)	259,315	254,245
4.456% 8/1/34 (j)	551,831	545,124
4.464% 5/1/35 (j)	140,985	139,754
4.489% 3/1/35 (j)	599,085	588,082
4.494% 1/1/35 (j)	246,581	244,317
4.5% 8/1/33 to 3/1/35	1,537,915	1,437,347
4.514% 10/1/35 (j)	90,811	89,924
4.516% 3/1/35 (j)	575,252	564,966
4.527% 2/1/35 (j)	2,970,211	2,939,147
4.532% 2/1/35 (j)	1,129,455	1,121,762
4.537% 7/1/34 (j)	229,182	228,211
4.539% 7/1/35 (j)	654,912	649,395
4.54% 2/1/35 (j)	169,444	168,215
4.554% 1/1/35 (j)	385,241	382,815
4.554% 2/1/35 (j)	121,229	120,462
4.56% 9/1/34 (j)	684,101	686,999
4.577% 2/1/35 (j)	529,392	521,000
4.577% 7/1/35 (j)	738,254	732,247
4.584% 2/1/35 (j)	1,820,991	1,791,192
4.601% 8/1/34 (j)	223,437	221,826
4.606% 7/1/34 (j)	6,947,689	6,917,949
4.609% 11/1/34 (j)	568,525	561,223
4.643% 1/1/33 (j)	121,554	121,188
4.645% 3/1/35 (j)	84,954	84,476
4.661% 3/1/35 (j)	1,390,964	1,383,223
4.67% 11/1/34 (j)	639,346	632,288
4.673% 7/1/36 (j)	1,319,636	1,309,524
4.704% 9/1/34 (j)	71,720	71,536
4.708% 10/1/32 (j)	39,669	39,497
4.713% 2/1/33 (j)	34,663	34,904
4.727% 7/1/34 (j)	519,987	515,433
4.729% 10/1/34 (j)	698,798	692,087
4.732% 10/1/32 (j)	51,782	52,487
4.736% 1/1/35 (j)	29,366	29,216
4.77% 12/1/34 (j)	473,017	468,475
4.778% 12/1/34 (j)	188,641	186,865
4.803% 12/1/32 (j)	251,082	251,191
4.808% 8/1/34 (j)	191,712	191,599
4.809% 6/1/35 (j)	849,449	845,214
4.815% 5/1/33 (j)	9,079	9,038
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.817% 2/1/33 (j)	$ 269,176	$ 268,158
4.818% 11/1/34 (j)	561,898	556,996
4.875% 10/1/34 (j)	2,161,394	2,146,267
4.96% 8/1/34 (j)	1,874,171	1,865,791
4.989% 12/1/32 (j)	19,596	19,653
4.99% 11/1/32 (j)	143,129	143,712
4.995% 2/1/35 (j)	72,032	71,854
5.01% 7/1/34 (j)	95,720	95,413
5.037% 11/1/34 (j)	50,902	51,037
5.083% 9/1/34 (j)	1,691,549	1,686,882
5.091% 5/1/35 (j)	1,186,895	1,185,782
5.1% 9/1/34 (j)	182,514	182,103
5.15% 1/1/36 (j)	1,656,083	1,653,969
5.172% 5/1/35 (j)	1,920,578	1,913,246
5.177% 5/1/35 (j)	719,634	716,881
5.185% 8/1/33 (j)	268,200	268,547
5.196% 6/1/35 (j)	830,136	830,609
5.205% 3/1/35 (j)	100,805	100,505
5.215% 5/1/35 (j)	1,963,344	1,957,436
5.269% 7/1/35 (j)	104,169	104,248
5.359% 12/1/34 (j)	306,510	307,083
5.5% 9/1/10 to 5/1/25	7,848,981	7,789,817
5.502% 2/1/36 (j)	3,331,351	3,340,937
5.631% 1/1/36 (j)	944,799	949,902
5.916% 1/1/36 (j)	740,480	747,291
6% 5/1/16 to 4/1/17	1,062,038	1,076,736
6.5% 12/1/13 to 3/1/35	11,065,940	11,275,264
6.5% 9/1/36 (e)	2,360,481	2,396,832
7% 2/1/09 to 6/1/33	2,878,140	2,958,060
7.5% 8/1/17 to 9/1/28	897,038	932,984
8.5% 6/1/11 to 9/1/25	138,417	147,462
9.5% 2/1/25	23,777	25,803
10.5% 8/1/20	21,138	24,199
11% 8/1/15	155,277	164,836
12.5% 12/1/13 to 4/1/15	13,927	16,173
TOTAL FANNIE MAE		105,401,853
Freddie Mac - 0.9%
4.043% 12/1/34 (j)	188,432	185,583
4.097% 12/1/34 (j)	284,083	280,140
4.124% 1/1/35 (j)	792,279	781,211
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
4.166% 1/1/34 (j)	$ 2,363,695	$ 2,319,138
4.256% 3/1/35 (j)	244,874	241,647
4.298% 5/1/35 (j)	420,679	415,761
4.301% 12/1/34 (j)	266,623	260,102
4.326% 2/1/35 (j)	517,588	511,344
4.351% 3/1/35 (j)	418,984	408,970
4.38% 2/1/35 (j)	511,987	500,012
4.438% 2/1/34 (j)	256,350	252,500
4.443% 3/1/35 (j)	255,929	250,243
4.454% 6/1/35 (j)	370,496	366,012
4.458% 3/1/35 (j)	300,981	294,377
4.546% 2/1/35 (j)	434,429	425,531
4.742% 3/1/33 (j)	93,133	92,532
4.773% 10/1/32 (j)	34,898	35,261
5.003% 4/1/35 (j)	1,304,196	1,298,487
5.065% 9/1/32 (j)	677,007	674,928
5.127% 4/1/35 (j)	1,222,143	1,212,776
5.305% 6/1/35 (j)	861,847	858,423
5.568% 1/1/36 (j)	1,632,938	1,633,477
5.652% 4/1/32 (j)	47,866	48,394
8.5% 9/1/24 to 8/1/27	94,534	101,934
10% 5/1/09	3,084	3,167
10.5% 5/1/21	24,560	25,700
11% 12/1/11	1,641	1,751
11.5% 10/1/15	6,695	7,595
11.75% 10/1/10	8,780	9,552
TOTAL FREDDIE MAC		13,496,548
Government National Mortgage Association - 2.7%
4.25% 7/20/34 (j)	678,506	670,402
6.5% 9/1/36 (e)	38,000,000	38,876,124
7% 7/15/28 to 11/15/28	706,347	734,187
7.5% 2/15/28 to 10/15/28	13,182	13,812
8% 11/15/06 to 10/15/24	18,505	19,029
8.5% 4/15/17 to 10/15/21	110,970	119,441
11% 7/20/19 to 8/20/19	7,655	8,873
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		40,441,868
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $160,103,535)		159,340,269
Asset-Backed Securities - 6.2%
	Principal Amount	Value (Note 1)
ACE Securities Corp. Series 2004-HE1:
Class M1, 5.8244% 2/25/34 (j)	$ 525,000	$ 526,764
Class M2, 6.4244% 2/25/34 (j)	600,000	606,384
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1, 9.1563% 9/9/30 (d)(j)	386,001	392,756
American Express Credit Account Master Trust Series 2004-1 Class B, 5.58% 9/15/11 (j)	1,430,000	1,435,472
AmeriCredit Automobile Receivables Trust:
Series 2005-1 Class E, 5.82% 6/6/12 (d)	309,293	308,962
Series 2005-DA Class A4, 5.02% 11/6/12	2,895,000	2,886,460
Series 2006-1:
Class A3, 5.11% 10/6/10	58,000	57,840
Class B1, 5.2% 3/6/11	175,000	174,583
Class C1, 5.28% 11/6/11	1,085,000	1,082,998
Class D, 5.49% 4/6/12	1,245,000	1,243,063
Class E1, 6.62% 5/6/13 (d)	1,335,000	1,333,892
Ameriquest Mortgage Securities, Inc.:
Series 2004-R2:
Class M1, 5.7544% 4/25/34 (j)	300,000	299,997
Class M2, 5.8044% 4/25/34 (j)	225,000	224,998
Series 2004-R3 Class M2, 6.4744% 5/25/34 (j)	2,770,000	2,803,017
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7 Class A3, 5.69% 12/15/33 (j)	166,768	167,289
Bank One Issuance Trust:
Series 2002-B1 Class B1, 5.71% 12/15/09 (j)	1,290,000	1,291,436
Series 2002-C1 Class C1, 6.29% 12/15/09 (j)	1,840,000	1,848,217
Series 2004-B2 Class B2, 4.37% 4/15/12	3,100,000	3,029,551
Bear Stearns Asset Backed Securities, Inc. Series 2005-HE2:
Class M1, 5.8244% 2/25/35 (j)	1,555,000	1,562,866
Class M2, 6.0744% 2/25/35 (j)	570,000	574,884
Capital Auto Receivables Asset Trust:
Series 2006-1:
Class A3, 5.03% 10/15/09	585,000	582,980
Class B, 5.26% 10/15/10	560,000	558,182
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (d)	245,000	245,459
Class C, 5.77% 5/20/10 (d)	235,000	235,496
Class D, 6.15% 4/20/11 (d)	400,000	400,781
Capital One Master Trust:
Series 2001-1 Class B, 5.84% 12/15/10 (j)	2,130,000	2,138,747
Series 2001-8A Class B, 5.88% 8/17/09 (j)	3,015,000	3,016,291
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Capital One Multi-Asset Execution Trust:
Series 2003-B5 Class B5, 4.79% 8/15/13	$ 1,470,000	$ 1,437,612
Series 2004-6 Class B, 4.15% 7/16/12	2,560,000	2,484,625
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.37% 8/25/36 (d)(j)	215,000	192,862
Cendant Timeshare Receivables Funding LLC Series 2005-1A Class A1, 4.67% 5/20/17 (d)	708,680	697,996
Chase Credit Card Owner Trust Series 2004-1 Class B, 5.53% 5/15/09 (j)	1,020,000	1,019,996
CIT Equipment Collateral Trust Series 2006-VT1 Class A3, 5.13% 12/21/08	1,990,000	1,988,251
Citibank Credit Card Issuance Trust:
Series 2005-B1 Class B1, 4.4% 9/15/10	1,040,000	1,022,049
Series 2006-B2 Class B2, 5.15% 3/7/11	1,315,000	1,311,023
CNH Equipment Trust Series 2006-A Class A3, 5.2% 8/16/10	1,420,000	1,421,364
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.8244% 5/25/34 (j)	1,770,000	1,776,882
Series 2004-3 Class M1, 5.8244% 6/25/34 (j)	350,000	352,102
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (d)	1,150,000	1,131,248
Class C, 5.074% 6/15/35 (d)	1,044,000	1,028,776
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (d)	715,000	727,866
Drive Auto Receivables Trust Series 2006-1 Class A4, 5.54% 12/16/13 (d)	2,325,000	2,345,259
Fieldstone Mortgage Investment Corp. Series 2003-1 Class M2, 7.0744% 11/25/33 (j)	93,682	93,948
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.8744% 3/25/34 (j)	100,000	100,225
Class M4, 6.2244% 3/25/34 (j)	75,000	75,381
Ford Credit Auto Owner Trust:
Series 2006-A Class A3, 5.05% 11/15/09	1,375,000	1,370,972
Series 2006-B Class D, 7.26% 2/15/13 (d)	850,000	851,670
Fremont Home Loan Trust:
Series 2004-A Class M1, 5.8744% 1/25/34 (j)	1,100,000	1,103,796
Series 2005-A:
Class M1, 5.7544% 1/25/35 (j)	375,000	377,436
Class M2, 5.7844% 1/25/35 (j)	550,000	552,796
Class M3, 5.8144% 1/25/35 (j)	300,000	302,053
Class M4, 6.0044% 1/25/35 (j)	225,000	227,231
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (d)	1,632,000	1,614,469
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (d)	$ 1,030,000	$ 1,028,960
GSAMP Trust Series 2004-FM2:
Class M1, 5.8244% 1/25/34 (j)	749,050	749,043
Class M2, 6.4244% 1/25/34 (j)	400,000	399,996
Class M3, 6.6244% 1/25/34 (j)	235,987	235,985
Home Equity Asset Trust:
Series 2003-2 Class M1, 6.2044% 8/25/33 (j)	634,210	635,173
Series 2003-4 Class M1, 6.1244% 10/25/33 (j)	593,815	595,408
Series 2004-3 Class M2, 6.5244% 8/25/34 (j)	535,000	541,861
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.785% 1/20/35 (j)	407,596	408,502
Class M2, 5.815% 1/20/35 (j)	306,420	307,500
Hyundai Auto Receivables Trust:
Series 2004-1 Class A4, 5.26% 11/15/12	1,180,000	1,181,869
Series 2006-1:
Class A3, 5.13% 6/15/10	440,000	439,457
Class B, 5.29% 11/15/12	185,000	185,057
Class C, 5.34% 11/15/12	235,000	235,125
Long Beach Mortgage Loan Trust:
Series 2003-3 Class M1, 6.0744% 7/25/33 (j)	2,441,358	2,451,253
Series 2006-7 Class M11, 7.84% 8/25/36 (j)	1,000,000	799,675
MBNA Credit Card Master Note Trust Series 2003-B2 Class B2, 5.72% 10/15/10 (j)	350,000	351,844
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.8244% 7/25/34 (j)	473,468	474,385
Class M2, 5.8744% 7/25/34 (j)	100,000	100,223
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 6.4244% 12/27/32 (j)	460,000	463,777
Series 2003-NC8 Class M1, 6.0244% 9/25/33 (j)	664,956	667,072
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 6.8244% 1/25/32 (j)	616,089	616,690
Series 2002-NC1 Class M1, 6.5244% 2/25/32 (d)(j)	706,794	726,229
Series 2002-NC3 Class M1, 6.0444% 8/25/32 (j)	375,000	375,316
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (l)	1,960,000	821,044
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (l)	950,000	198,572
NovaStar Home Equity Loan Series 2004-1:
Class M1, 5.7744% 6/25/34 (j)	350,000	351,713
Class M4, 6.2994% 6/25/34 (j)	585,000	589,625
Onyx Acceptance Owner Trust Series 2005-B Class A4, 4.34% 5/15/12	1,045,000	1,025,581
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-3 Class A2A, 5.4444% 6/25/36 (j)	$ 1,532,459	$ 1,532,661
Providian Master Note Trust Series 2006-B1A Class B1, 5.35% 3/15/13 (d)	2,690,000	2,690,735
SLM Private Credit Student Loan Trust Series 2004-A Class C, 6.2794% 6/15/33 (j)	1,190,000	1,204,412
Specialty Underwriting & Residential Finance Trust Series 2006-AB2 Class N1, 5.75% 6/25/37 (d)	1,228,296	1,222,922
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 7.8244% 3/25/36 (d)(j)	700,000	609,355
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.78% 3/15/11 (d)(j)	2,320,000	2,320,000
Superior Wholesale Inventory Financing Trust XII Series 2005-A12:
Class B, 5.81% 6/15/10 (j)	1,425,000	1,422,107
Class C, 6.53% 6/15/10 (j)	710,000	711,307
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	3,815,000	3,761,692
WaMu Master Note Trust Series 2006-C2A Class C2, 5.83% 8/15/15 (d)(j)	2,630,000	2,630,000
West Penn Funding LLC Series 1999-A Class A3, 6.81% 9/25/08	110,945	110,999
WFS Financial Owner Trust Series 2005-1 Class D, 4.09% 8/15/12	490,359	482,704
World Omni Auto Receivables Trust Series 2006-A Class A3, 5.01% 10/15/10	1,315,000	1,311,398
TOTAL ASSET-BACKED SECURITIES (Cost $91,696,142)		91,604,480
Collateralized Mortgage Obligations - 6.8%

Private Sponsor - 4.0%
Adjustable Rate Mortgage Trust floater Series 2005-2 Class 6A2, 5.6044% 6/25/35 (j)	270,630	271,092
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3704% 12/25/33 (j)	235,952	238,277
Class 2A1, 4.1644% 12/25/33 (j)	1,100,398	1,081,991
Series 2003-L Class 2A1, 3.972% 1/25/34 (j)	2,082,956	2,034,660
Series 2004-B:
Class 1A1, 3.4336% 3/25/34 (j)	504,330	513,243
Class 2A2, 4.1038% 3/25/34 (j)	818,796	800,339
Series 2004-C Class 1A1, 3.3338% 4/25/34 (j)	1,097,953	1,109,969
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Bank of America Mortgage Securities, Inc.: - continued
Series 2004-D:
Class 1A1, 3.5325% 5/25/34 (j)	$ 1,462,128	$ 1,456,826
Class 2A2, 4.1985% 5/25/34 (j)	2,178,325	2,133,381
Series 2004-G Class 2A7, 4.5587% 8/25/34 (j)	1,612,703	1,587,864
Series 2004-H Class 2A1, 4.4693% 9/25/34 (j)	1,723,107	1,693,127
Series 2005-E Class 2A7, 4.6089% 6/25/35 (j)	1,570,000	1,528,768
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6 Class 1A1, 5.1057% 8/25/35 (j)	3,176,046	3,168,363
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.6944% 4/25/34 (j)	167,372	167,511
Series 2004-AR6 Class 9A2, 5.6944% 10/25/34 (j)	332,362	332,917
Granite Master Issuer PLC floater Series 2006-1A Class C2, 5.9925% 12/20/54 (d)(j)	1,200,000	1,199,952
Granite Mortgages PLC floater Series 2004-2 Class 1C, 6.1138% 6/20/44 (j)	137,970	138,034
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3, 4.9591% 11/25/35 (j)	445,000	440,698
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3247% 5/25/17 (j)	1,519,869	1,516,605
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2332% 8/25/17 (j)	1,141,839	1,153,277
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 5.5475% 7/25/30 (j)	1,066,707	1,067,312
Series 2003-E Class XA1, 0.8108% 10/25/28 (j)(l)	6,696,046	46,698
Series 2003-G Class XA1, 1% 1/25/29 (l)	5,887,529	43,958
Series 2003-H Class XA1, 1% 1/25/29 (d)(l)	5,136,313	43,692
Opteum Mortgage Acceptance Corp. Series 2005-3 Class APT, 5.6144% 7/25/35 (j)	1,017,222	1,018,374
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,689,643	1,706,621
Series 2004-SL2 Class A1, 6.5% 10/25/16	209,960	211,847
Series 2004-SL3 Class A1, 7% 8/25/16	2,785,392	2,859,077
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 6.92% 7/10/35 (d)(j)	2,266,086	2,309,633
Class B4, 7.12% 7/10/35 (d)(j)	1,699,564	1,735,782
Class B5, 7.72% 7/10/35 (d)(j)	1,605,144	1,654,008
Class B6, 8.22% 7/10/35 (d)(j)	755,362	772,917
Series 2003-CB1:
Class B3, 6.82% 6/10/35 (d)(j)	792,152	807,418
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater: - continued
Series 2003-CB1:
Class B4, 7.02% 6/10/35 (d)(j)	$ 707,279	$ 722,086
Class B5, 7.62% 6/10/35 (d)(j)	480,950	492,028
Class B6, 8.12% 6/10/35 (d)(j)	287,627	291,562
Series 2004-B:
Class B4, 6.47% 2/10/36 (d)(j)	288,833	294,218
Class B5, 6.92% 2/10/36 (d)(j)	289,772	292,909
Class B6, 7.37% 2/10/36 (d)(j)	96,347	97,123
Series 2004-C:
Class B4, 6.32% 9/10/36 (j)	389,200	393,126
Class B5, 6.72% 9/10/36 (j)	486,501	490,303
Class B6, 7.12% 9/10/36 (j)	97,300	98,055
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 5.7744% 6/25/33 (d)(j)	610,464	613,087
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (d)(l)	17,009,164	65,613
Sequoia Mortgage Trust floater Series 2004-8 Class A2, 5.31% 9/20/34 (j)	790,955	793,047
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.1863% 10/20/35 (j)	355,000	352,298
WaMu Mortgage pass thru certificates:
floater Series 2005-AR13 Class A1C1, 5.5144% 10/25/45 (j)	1,047,659	1,047,898
sequential pay Series 2002-S6 Class A25, 6% 10/25/32	525,589	523,337
Series 2003-AR12 Class A5, 4.043% 2/25/34	5,000,000	4,896,537
WaMu Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	217,001	222,741
Series 2004-RA2 Class 2A, 7% 7/25/33	321,682	326,105
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.458% 9/25/34 (j)	1,539,720	1,534,285
Series 2005-AR10 Class 2A2, 4.1091% 6/25/35 (j)	2,684,046	2,643,140
Series 2005-AR4 Class 2A2, 4.5296% 4/25/35 (j)	2,281,328	2,234,851
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (j)	1,183,096	1,160,309
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (j)	3,615,000	3,585,173
TOTAL PRIVATE SPONSOR		60,014,062
U.S. Government Agency - 2.8%
Fannie Mae planned amortization class Series 2003-39 Class PV, 5.5% 9/25/22	3,045,000	3,046,077
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae Grantor Trust floater Series 2005-90 Class FG, 5.5744% 10/25/35 (j)	$ 5,445,082	$ 5,431,028
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-84 Class GC, 4.5% 5/25/15	1,540,000	1,504,315
Series 2005-67 Class HD, 5.5% 12/25/30	2,835,000	2,826,827
Series 2006-4 Class PB, 6% 9/25/35	2,955,000	3,000,316
sequential pay:
Series 2002-56 Class MC, 5.5% 9/25/17	1,020,180	1,019,672
Series 2004-3 Class BA, 4% 7/25/17	164,662	158,021
Series 2004-45 Class AV, 4.5% 10/25/22	1,355,000	1,336,735
Series 2004-86 Class KC, 4.5% 5/25/19	718,729	693,240
Series 2004-91 Class AH, 4.5% 5/25/29	1,486,912	1,447,194
Freddie Mac planned amortization class:
Series 2104 Class PG, 6% 12/15/28	1,560,075	1,581,572
Series 2356 Class GD, 6% 9/15/16	1,148,463	1,163,141
Series 3033 Class UD, 5.5% 10/15/30	1,075,000	1,073,751
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2363 Class PF, 6% 9/15/16	1,561,217	1,580,434
Series 2702 Class WB, 5% 4/15/17	2,480,000	2,451,050
Series 2952 Class EC, 5.5% 11/15/28	2,785,000	2,780,486
Series 3018 Class UD, 5.5% 9/15/30	1,735,000	1,732,076
Series 3049 Class DB, 5.5% 6/15/31	2,495,000	2,492,070
Series 3102 Class OH, 1/15/36 (m)	1,665,000	1,229,759
sequential pay:
Series 2777 Class AB, 4.5% 6/15/29	3,377,481	3,285,678
Series 2809 Class UA, 4% 12/15/14	966,354	945,004
TOTAL U.S. GOVERNMENT AGENCY		40,778,446
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $101,115,601)		100,792,508
Commercial Mortgage Securities - 7.2%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	59,668	60,110
Series 1997-D5:
Class A2, 6.8216% 2/14/43 (j)	1,230,000	1,327,497
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Asset Securitization Corp.: - continued
Series 1997-D5:
Class A3, 6.8716% 2/14/43 (j)	$ 1,320,000	$ 1,371,150
Class PS1, 1.7254% 2/14/43 (j)(l)	16,306,040	608,546
Banc of America Commercial Mortgage, Inc.:
Series 2002-2 Class XP, 1.7827% 7/11/43 (d)(j)(l)	10,961,126	505,244
Series 2005-1 Class A3, 4.877% 11/10/42	2,090,000	2,065,836
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class C, 5.8% 11/15/15 (d)(j)	32,108	32,112
Class D, 5.88% 11/15/15 (d)(j)	410,000	410,041
Class F, 6.23% 11/15/15 (d)(j)	295,000	295,092
Class H, 6.73% 11/15/15 (d)(j)	265,000	265,096
Class J, 7.28% 11/15/15 (d)(j)	275,000	275,119
Class K, 7.93% 11/15/15 (d)(j)	245,000	243,826
Series 2005-ESHA:
Class E, 5.91% 7/14/20 (d)(j)	725,000	725,904
Class F, 6.08% 7/14/20 (d)(j)	435,000	435,541
Class G, 6.21% 7/14/20 (d)(j)	215,000	215,267
Class H, 6.43% 7/14/20 (d)(j)	290,000	290,360
Series 2005-MIB1:
Class C, 5.64% 3/15/22 (d)(j)	335,000	335,211
Class D, 5.69% 3/15/22 (d)(j)	340,000	340,220
Class F, 5.8% 3/15/22 (d)(j)	330,000	330,214
Class G, 5.86% 3/15/22 (d)(j)	215,000	215,139
Series 2006-ESH:
Class A, 6.19% 7/14/11 (d)(j)	731,304	730,782
Class B, 6.29% 7/14/11 (d)(j)	364,678	364,031
Class C, 6.44% 7/14/11 (d)(j)	730,330	729,810
Class D, 7.07% 7/14/11 (d)(j)	424,462	425,672
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 5.6844% 4/25/34 (d)(j)	1,195,980	1,198,223
Class B, 7.2244% 4/25/34 (d)(j)	125,893	127,152
Class M1, 5.8844% 4/25/34 (d)(j)	125,893	126,286
Class M2, 6.5244% 4/25/34 (d)(j)	62,946	63,615
Series 2004-2 Class A, 5.7544% 8/25/34 (d)(j)	1,191,367	1,195,835
Series 2004-3:
Class A1, 5.6944% 1/25/35 (d)(j)	1,349,456	1,353,673
Class A2, 5.7444% 1/25/35 (d)(j)	198,449	198,821
Class M1, 5.8244% 1/25/35 (d)(j)	238,139	239,479
Class M2, 6.3244% 1/25/35 (d)(j)	158,759	160,694
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bayview Commercial Asset Trust floater: - continued
Series 2005-4A:
Class A2, 5.7144% 1/25/36 (d)(j)	$ 1,809,469	$ 1,811,731
Class B1, 6.7244% 1/25/36 (d)(j)	95,235	96,247
Class M1, 5.7744% 1/25/36 (d)(j)	571,411	573,018
Class M2, 5.7944% 1/25/36 (d)(j)	190,470	191,006
Class M3, 5.8244% 1/25/36 (d)(j)	285,706	286,331
Class M4, 5.9344% 1/25/36 (d)(j)	95,235	95,652
Class M5, 5.9744% 1/25/36 (d)(j)	95,235	95,711
Class M6, 6.0244% 1/25/36 (d)(j)	95,235	95,533
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (d)	770,000	762,739
Series 2003-T12 Class X2, 0.6539% 8/13/39 (d)(j)(l)	6,003,816	116,634
Series 2004-ESA:
Class B, 4.888% 5/14/16 (d)	1,410,000	1,398,459
Class C, 4.937% 5/14/16 (d)	880,000	873,882
Class D, 4.986% 5/14/16 (d)	320,000	318,170
Class E, 5.064% 5/14/16 (d)	995,000	992,241
Class F, 5.182% 5/14/16 (d)	240,000	239,574
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (d)(j)(l)	23,100,985	1,237,360
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.275% 2/12/16 (d)(j)	980,000	1,022,038
COMM floater Series 2002-FL7 Class D, 5.9% 11/15/14 (d)(j)	137,143	137,168
Commercial Mortgage Asset Trust sequential pay Series 1999-C2 Class A1, 7.285% 11/17/32	1,206,899	1,220,974
Commercial Mortgage pass thru certificates floater Series 2005-FL11:
Class B, 5.58% 11/15/17 (d)(j)	619,202	619,397
Class E, 5.72% 11/15/17 (d)(j)	278,009	278,111
Class F, 5.78% 11/15/17 (d)(j)	252,736	252,815
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	1,173,476	1,185,352
Series 1998-C1 Class A1B, 6.48% 5/17/40	2,628,462	2,670,232
Series 1999-C1 Class A2, 7.29% 9/15/41	7,382,723	7,701,328
Series 1997-C2 Class D, 7.27% 1/17/35	755,000	779,959
Series 2001-CK6 Class AX, 0.645% 9/15/18 (l)	32,686,490	954,658
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	635,000	657,146
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	$ 3,836,541	$ 3,874,262
Series 2000-CF1:
Class A1A, 7.45% 6/10/33	78,674	78,576
Class A1B, 7.62% 6/10/33	1,855,000	1,991,791
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class G, 6.936% 3/15/33 (d)	565,000	597,952
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	317,236	319,658
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.4582% 5/15/33 (d)(j)(l)	22,015,885	726,676
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (d)	33,955	33,920
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8831% 10/16/23 (j)	272,281	276,744
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,030,000	1,944,859
Series 2003-47 Class C, 4.227% 10/16/27	2,907,731	2,828,827
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,855,727
Series 2003-47 Class XA, 0.1774% 6/16/43 (j)(l)	7,674,143	427,658
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.7177% 12/10/41 (j)(l)	12,815,208	298,837
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class XP, 0.803% 8/10/42 (d)(j)(l)	59,995,289	1,726,364
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	1,560,000	1,526,579
Series 2001-LIBA Class C, 6.733% 2/14/16 (d)	815,000	860,260
Series 2005-GG4 Class XP, 0.7347% 7/10/39 (d)(j)(l)	47,170,000	1,419,987
Series 2006-GG6 Class A2, 5.506% 4/10/38 (j)	2,895,000	2,918,370
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	112,912	112,770
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (d)	1,080,600	1,121,412
Series 2000-HLTA Class D, 7.555% 10/3/15 (d)	1,405,000	1,491,540
Host Marriott Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (d)	530,000	557,960
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1 Class X2, 0.9934% 1/15/38 (d)(j)(l)	4,615,357	149,486
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2005-C3 Class A2, 4.553% 7/15/30	$ 940,000	$ 919,732
Series 2001-C3 Class B, 6.512% 6/15/36	1,065,000	1,120,528
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (d)	4,000,000	3,688,352
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class J, 7.38% 12/16/14 (d)(j)	1,480,000	1,479,738
Class K1, 7.88% 12/16/14 (d)(j)	770,000	769,231
Merrill Lynch Mortgage Trust sequential pay:
Series 2005-CIP1 Class A2, 4.96% 7/12/38	625,000	618,241
Series 2005-MCP1 Class A2, 4.556% 6/12/43	1,155,000	1,127,025
Morgan Stanley Capital I Trust Series 2006-T23 Class A1, 5.682% 8/12/41	830,000	841,986
Morgan Stanley Capital I, Inc. Series 2005-IQ9 Class X2, 1.069% 7/15/56 (d)(j)(l)	15,283,121	641,990
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/15/31	1,360,568	1,392,781
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	1,130,748	1,143,608
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (d)	2,500,000	2,533,363
TrizecHahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (d)	2,004,216	2,026,194
Class C4, 6.893% 5/15/16 (d)	8,000,000	8,451,925
Wachovia Bank Commercial Mortgage Trust sequential pay:
Series 2003-C7 Class A1, 4.241% 10/15/35 (d)	2,688,619	2,612,331
Series 2003-C8 Class A3, 4.445% 11/15/35	4,050,000	3,930,291
Series 2006-C27 Class A2, 5.624% 7/15/45	2,000,000	2,024,920
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $109,634,001)		107,387,515
Foreign Government and Government Agency Obligations - 0.4%

Israeli State 4.625% 6/15/13	480,000	453,564
United Mexican States:
5.875% 1/15/14	1,345,000	1,368,538
7.5% 1/14/12	3,650,000	3,991,275
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,424,270)		5,813,377
Fixed-Income Funds - 15.7%
	Shares	Value (Note 1)
Fidelity Specialized High Income Central Investment Portfolio (k)	150,068	$ 14,777,196
Fidelity Ultra-Short Central Fund (k)	2,199,447	218,844,967
TOTAL FIXED-INCOME FUNDS (Cost $233,482,773)		233,622,163
Preferred Securities - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (j) (Cost $2,030,000)	$ 2,030,000	2,044,997
Cash Equivalents - 9.6%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations) in a joint trading account at:
5.29%, dated 8/31/06 due 9/1/06	$ 18,033,648	18,031,000
5.29%, dated 8/31/06 due 9/1/06 (a)	124,664,316	124,646,000
TOTAL CASH EQUIVALENTS (Cost $142,677,000)		142,677,000
TOTAL INVESTMENT PORTFOLIO - 111.0% (Cost $1,664,374,589)		1,648,775,703
NET OTHER ASSETS - (11.0)%		(163,249,108)
NET ASSETS - 100%		$ 1,485,526,595
Swap Agreements
	Expiration Date	Notional Amount	Value
Credit Default Swaps

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 400,000	$ 6,363
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 8.8244% 8/25/34	Sept. 2034	409,000	4,854
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	409,000	5,115
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	409,000	6,008
Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34	Dec. 2034	625,000	775
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .56% and pay Bank of America upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional of Ameriquest Mortgage Securities, Inc. 6.835% 9/25/34

	Oct. 2034	$ 1,900,000	$ (2,849)
Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35	Feb. 2035	600,000	352
Receive monthly notional amount multiplied by .82% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	409,000	1,547
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	600,000	1,035
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	409,000	1,510
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	409,000	3,049
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	370,000	513
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 409,000	$ 1,121
Receive monthly notional amount multiplied by 2% and pay Goldman Sachs upon default event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust 7.14% 8/25/36	Sept. 2036	1,000,000	(521)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon default event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	51,543	366
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	162,288	505
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	129,270	244
Receive monthly notional amount multiplied by 2.7% and pay Merrill Lynch, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.4606% 5/25/35	June 2035	2,410,000	(1,530)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon default event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	409,000	4,853
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4 Index, par value of the proportional notional amount (h)

	June 2010	$ 10,000,000	$ 21,027
Receive quarterly a fixed rate of .45% multiplied by the notional amount and pay to Goldman Sachs, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 5 Index, par value of the proportional notional amount (i)	Dec. 2010	15,000,000	62,702
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (g)	March 2010	6,373,600	46,766
Receive quarterly a fixed rate of .7% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (g)	March 2015	6,373,600	54,983
Receive quarterly notional amount multiplied by .285% and pay Deutsche Bank upon default event of ConocoPhillips, par value of the notional amount of ConocoPhillips 4.75% 10/15/12	Sept. 2011	3,300,000	(6,796)
Receive quarterly notional amount multiplied by .30% and pay Deutsche Bank upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	2,315,000	5,718
Receive quarterly notional amount multiplied by .30% and pay Goldman Sachs upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	1,690,000	4,174
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10

	Sept. 2010	$ 1,600,000	$ 5,833
Receive quarterly notional amount multiplied by .37% and pay Goldman Sachs upon default event of Pacific Gas & Electric Co., par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	1,380,000	6,471
Receive quarterly notional amount multiplied by .37% and pay Morgan Stanley, Inc. upon default event of Pacific Gas & Electric Co. par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	1,000,000	4,689
Receive semi-annually notional amount multiplied by .5% and pay Credit Suisse First Boston upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	1,060,000	4,328
Receive semi-annually notional amount multiplied by .5% and pay Deutsche Bank upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	1,895,000	7,556
TOTAL CREDIT DEFAULT SWAPS		$ 63,507,301	$ 250,761
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	$ 6,425,000	$ (163,979)
Receive semi-annually a fixed rate equal to 4.708% and pay quarterly a floating rate based on 3-month LIBOR with Citibank	Jan. 2009	40,000,000	(470,501)
Receive semi-annually a fixed rate equal to 4.7515% and pay quarterly a floating rate based on 3-month LIBOR with UBS	Jan. 2009	30,000,000	(321,352)
Receive semi-annually a fixed rate equal to 4.756% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Jan. 2009	50,000,000	(539,956)
Receive semi-annually a fixed rate equal to 4.8575% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	14,440,000	(117,368)
Receive semi-annually a fixed rate equal to 4.921% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	47,300,000	(313,093)
Receive semi-annually a fixed rate equal to 5.3315% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2011	15,000,000	286,646
TOTAL INTEREST RATE SWAPS		203,165,000	(1,639,603)
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 7.5 basis points with Lehman Brothers, Inc.	Feb. 2007	5,400,000	26,465
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	5,900,000	64,134
TOTAL TOTAL RETURN SWAPS		11,300,000	90,599
		$ 277,972,301	$ (1,298,243)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $132,877,665 or 8.9% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $1,617,446.
(g) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(h) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(i) Dow Jones CDX N.A. Investment Grade 5 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(m) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Ten months ended August 31, 2006 Income earned	Year ended October 31, 2005 Income earned
Fidelity Specialized High Income Central Investment Portfolio	$ 827,306	$ 91,309
Fidelity Ultra-Short Central Fund	8,964,644	6,181,659
Total	$ 9,791,950	$ 6,272,968

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund	Value at October 31, 2005	Purchases	Sales Proceeds	Value at August 31, 2006	% ownership, end of period
Fidelity Specialized High Income Central Investment Portfolio	$ 14,756,186	$ -	$ -	$ 14,777,196	7.1%
Fidelity Ultra-Short Central Fund	198,736,992	19,999,008	-	218,844,967	2.6%
Total	$ 213,493,178	$ 19,999,008	$ -	$ 233,622,163
Income Tax Information
At August 31, 2006, the fund had a capital loss carryforward of approximately $8,297,852 all of which will expire on August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2006

Assets
Investment in securities, at value (including securities loaned of $122,202,226 and repurchase agreements of $142,677,000) - See accompanying schedule: Unaffiliated issuers (cost $1,430,891,816)	$ 1,415,153,540
Affiliated Central Funds (cost $233,482,773)	233,622,163
Total Investments (cost $1,664,374,589)		$ 1,648,775,703
Receivable for investments sold Regular delivery		96,713
Delayed delivery		2,395,101
Receivable for swap agreements		18,792
Receivable for fund shares sold		2,030,172
Interest receivable		12,576,716
Prepaid expenses		1,403
Total assets		1,665,894,600

Liabilities
Payable to custodian bank	$ 8,269
Payable for investments purchased Regular delivery	3,522,612
Delayed delivery	41,333,700
Payable for fund shares redeemed	8,221,126
Distributions payable	322,659
Swap agreements, at value	1,298,243
Accrued management fee	397,750
Distribution fees payable	236,341
Other affiliated payables	298,557
Other payables and accrued expenses	82,498
Collateral on securities loaned, at value	124,646,250
Total liabilities		180,368,005

Net Assets		$ 1,485,526,595
Net Assets consist of:
Paid in capital		$ 1,507,553,604
Undistributed net investment income		2,339,755
Accumulated undistributed net realized gain (loss) on investments		(7,559,234)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,807,530)
Net Assets		$ 1,485,526,595

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($229,490,099 ÷ 21,288,032 shares)	$ 10.78

Maximum offering price per share (100/96.25 of $10.78)	$ 11.20
Class T: Net Asset Value and redemption price per share ($563,676,618 ÷ 52,264,217 shares)	$ 10.79

Maximum offering price per share (100/97.25 of $10.79)	$ 11.10
Class B: Net Asset Value and offering price per share ($46,343,760 ÷ 4,303,055 shares)A	$ 10.77

Class C: Net Asset Value and offering price per share ($63,946,102 ÷ 5,941,971 shares)A	$ 10.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($582,070,016 ÷ 53,888,074 shares)	$ 10.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Ten months ended August 31, 2006	Year ended October 31, 2005

Investment Income
Dividends	$ 45,804	$ -
Interest	52,119,740	55,137,437
Income from affiliated Central Funds	9,791,950	6,272,968
Total income	61,957,494	61,410,405

Expenses
Management fee	$ 3,939,361	$ 5,311,476
Transfer agent fees	2,547,127	2,951,330
Distribution fees	2,483,300	3,629,988
Accounting and security lending fees	443,074	512,735
Independent trustees' compensation	4,865	6,561
Custodian fees and expenses	48,816	51,161
Registration fees	86,508	123,291
Audit	72,045	69,709
Legal	6,848	4,710
Miscellaneous	40,343	142,376
Total expenses before reductions	9,672,287	12,803,337
Expense reductions	(37,250)	(27,914)
Total expenses	9,635,037	12,775,423
Net investment income	52,322,457	48,634,982
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,703,762)	7,057,232
Futures contracts	-	642,445
Swap agreements	(2,319,830)	195,608
Total net realized gain (loss)	(10,023,592)	7,895,285
Change in net unrealized appreciation (depreciation) on: Investment securities	3,266,352	(47,434,544)
Assets and liabilities in foreign currencies	(2,781)	-
Futures contracts	-	(775,947)
Swap agreements	799,763	(2,729,000)
Total change in net unrealized appreciation (depreciation)	4,063,334	(50,939,491)
Net gain (loss)	(5,960,258)	(43,044,206)
Net increase (decrease) in net assets resulting from operations	$ 46,362,199	$ 5,590,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Ten months ended August 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 52,322,457	$ 48,634,982	$ 43,185,408
Net realized gain (loss)	(10,023,592)	7,895,285	21,665,513
Change in net unrealized appreciation (depreciation)	4,063,334	(50,939,491)	(7,465,222)
Net increase (decrease) in net assets resulting from operations	46,362,199	5,590,776	57,385,699
Distributions to shareholders from net investment income	(51,890,296)	(46,348,627)	(43,133,805)
Distributions to shareholders from net realized gain	(6,729,699)	(17,912,078)	(11,494,932)
Total distributions	(58,619,995)	(64,260,705)	(54,628,737)
Share transactions - net increase (decrease)	43,358,947	165,772,627	42,753,199
Total increase (decrease) in net assets	31,101,151	107,102,698	45,510,161

Net Assets
Beginning of period	1,454,425,444	1,347,322,746	1,301,812,585
End of period (including undistributed net investment income of $2,339,755, $5,771,423 and $4,872,342, respectively)	$ 1,485,526,595	$ 1,454,425,444	$ 1,347,322,746

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$ 11.01	$ 10.30
Income from Investment Operations
Net investment income E	.385	.397	.385	.420	.521 I	.619
Net realized and unrealized gain (loss)	(.043)	(.338)	.120	.254	.055 I	.713
Total from investment operations	.342	.059	.505	.674	.576	1.332
Distributions from net investment income	(.382)	(.379)	(.385)	(.414)	(.526)	(.622)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.432)	(.529)	(.485)	(.414)	(.526)	(.622)
Net asset value, end of period	$ 10.78	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$ 11.01
Total Return B, C, D	3.23%	.54%	4.58%	6.16%	5.44%	13.28%
Ratios to Average Net Assets F, H
Expenses before reductions	.75% A	.81%	.84%	.81%	.83%	.83%
Expenses net of fee waivers, if any	.75% A	.81%	.84%	.81%	.83%	.83%
Expenses net of all reductions	.74% A	.80%	.84%	.81%	.82%	.82%
Net investment income	4.30% A	3.60%	3.42%	3.72%	4.82% I	5.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 229,490	$ 219,441	$ 186,748	$ 166,701	$ 133,236	$ 92,027
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$ 11.02	$ 10.31
Income from Investment Operations
Net investment income E	.377	.386	.374	.408	.508 I	.603
Net realized and unrealized gain (loss)	(.043)	(.338)	.130	.253	.044 I	.713
Total from investment operations	.334	.048	.504	.661	.552	1.316
Distributions from net investment income	(.374)	(.368)	(.374)	(.401)	(.512)	(.606)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.424)	(.518)	(.474)	(.401)	(.512)	(.606)
Net asset value, end of period	$ 10.79	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$ 11.02
Total Return B, C, D	3.15%	.43%	4.56%	6.03%	5.21%	13.11%
Ratios to Average Net Assets F, H
Expenses before reductions	.84% A	.91%	.95%	.93%	.95%	.97%
Expenses net of fee waivers, if any	.84% A	.91%	.95%	.93%	.95%	.97%
Expenses net of all reductions	.83% A	.91%	.95%	.93%	.95%	.97%
Net investment income	4.21% A	3.49%	3.32%	3.60%	4.70% I	5.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 563,677	$ 622,245	$ 680,947	$ 711,263	$ 684,618	$ 546,276
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$ 11.01	$ 10.30
Income from Investment Operations
Net investment income E	.316	.310	.295	.331	.436 I	.534
Net realized and unrealized gain (loss)	(.043)	(.338)	.120	.253	.044 I	.713
Total from investment operations	.273	(.028)	.415	.584	.480	1.247
Distributions from net investment income	(.313)	(.292)	(.295)	(.324)	(.440)	(.537)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.363)	(.442)	(.395)	(.324)	(.440)	(.537)
Net asset value, end of period	$ 10.77	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$ 11.01
Total Return B, C, D	2.57%	(.25)%	3.75%	5.32%	4.52%	12.40%
Ratios to Average Net Assets F, H
Expenses before reductions	1.52% A	1.61%	1.66%	1.60%	1.61%	1.62%
Expenses net of fee waivers, if any	1.52% A	1.60%	1.65%	1.60%	1.61%	1.62%
Expenses net of all reductions	1.52% A	1.60%	1.65%	1.60%	1.61%	1.62%
Net investment income	3.52% A	2.80%	2.62%	2.92%	4.03% I	5.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,344	$ 73,017	$ 118,751	$ 154,697	$ 178,062	$ 113,424
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$ 11.00	$ 10.29
Income from Investment Operations
Net investment income E	.308	.301	.289	.322	.428 I	.525
Net realized and unrealized gain (loss)	(.042)	(.337)	.120	.254	.044 I	.716
Total from investment operations	.266	(.036)	.409	.576	.472	1.241
Distributions from net investment income	(.306)	(.284)	(.289)	(.316)	(.432)	(.531)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.356)	(.434)	(.389)	(.316)	(.432)	(.531)
Net asset value, end of period	$ 10.76	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$ 11.00
Total Return B, C, D	2.51%	(.33)%	3.70%	5.26%	4.45%	12.34%
Ratios to Average Net Assets F, H
Expenses before reductions	1.60% A	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of fee waivers, if any	1.60% A	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of all reductions	1.60% A	1.67%	1.70%	1.67%	1.68%	1.69%
Net investment income	3.45% A	2.73%	2.57%	2.86%	3.96% I	4.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,946	$ 74,522	$ 91,149	$ 113,849	$ 98,158	$ 63,538
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$ 11.03	$ 10.32
Income from Investment Operations
Net investment income D	.401	.417	.400	.437	.539 H	.638
Net realized and unrealized gain (loss)	(.043)	(.339)	.122	.254	.053 H	.711
Total from investment operations	.358	.078	.522	.691	.592	1.349
Distributions from net investment income	(.398)	(.398)	(.402)	(.431)	(.542)	(.639)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.448)	(.548)	(.502)	(.431)	(.542)	(.639)
Net asset value, end of period	$ 10.80	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$ 11.03
Total Return B, C	3.37%	.71%	4.72%	6.30%	5.59%	13.45%
Ratios to Average Net Assets E, G
Expenses before reductions	.57% A	.63%	.70%	.66%	.67%	.66%
Expenses net of fee waivers, if any	.57% A	.63%	.70%	.66%	.67%	.66%
Expenses net of all reductions	.57% A	.63%	.70%	.66%	.67%	.66%
Net investment income	4.48% A	3.77%	3.57%	3.87%	4.97% H	5.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 582,070	$ 465,201	$ 269,727	$ 155,302	$ 114,546	$ 91,168
Portfolio turnover rate F	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central funds.

F Amounts do not include the portfolio activity of the affiliated central funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as the Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Funds:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended August 31, 2006 and the one year period ended October 31, 2005.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from CIPs), deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,443,827
Unrealized depreciation	(21,352,097)
Net unrealized appreciation (depreciation)	(11,908,270)
Capital loss carryforward	(8,297,852)

Cost for federal income tax purposes	$ 1,660,683,973

The tax character of distributions paid was as follows:

	Ten months ended August 31, 2006	October 31, 2005	October 31, 2004
Ordinary Income	$ 51,890,296	$ 48,736,904	$ 43,133,805
Long-term Capital Gains	6,729,699	15,523,801	11,494,932
Total	$ 58,619,995	$ 64,260,705	$ 54,628,737

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $273,603,147 and $180,825,551, respectively, for the ten month period ended August 31, 2006.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and October 31, 2005, the management fee was equivalent to an annualized rate of .32% and an annual rate of .38%, respectively, of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the periods ended August 31, 2006 and October 31, 2005, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

			Ten months ended August 31, 2006		October 31, 2005
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 289,878	$ 14,288	$ 294,649	$ 880
Class T	0%	.25%	1,194,634	1,581	1,651,030	4,812
Class B	.65%	.25%	435,144	314,581	844,258	610,620
Class C	.75%	.25%	563,644	42,421	840,051	82,422
			$ 2,483,300	$ 372,871	$ 3,629,988	$ 698,734

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the ten month period ended August 31, 2006, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,489
Class T	9,582
Class B*	57,634
Class C*	8,677
$ 116,382

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and October 31, 2005, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Ten months ended August 31, 2006		October 31, 2005
	Amount	% of Average Net Assets*	Amount	% of Average Net Assets
Class A	$ 425,128.22		$ 417,835.21
Class T	1,002,994.21		1,414,953.21
Class B	119,063.25		240,686.26
Class C	127,066.23		187,675.22
Institutional Class	872,876.19		690,181.19
	$ 2,547,127		$ 2,951,330

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund may also invest in CIPs managed by FIMM, or Fidelity Management & Research Company Inc. (FMRC), each an affiliate of FMR.

The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.

The Fund's Schedule of Investments lists the Central Funds as an investment of the Fund but does not include the underlying holdings of the Central Funds. Based on their investment objectives, the Central Funds may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Funds and the Fund.

A complete unaudited list of holdings for the Central Funds, as of the Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Funds financial statements which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and October 31, 2005, amounted to $2,369 and $2,681, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities for the periods ended August 31, 2006 and October 31, 2005, amounted to $56,508 and $26,456, respectively.

7. Expense Reductions.

FMR voluntarily agreed to reimburse Class B to the extent annual operating expenses exceeded certain levels of average net assets. During the period ended October 31, 2005, these levels ranged between 1.65% and 1.58%. The expense limitation in effect at period end was 1.58%. Some expenses, for example interest expense, are excluded from this reimbursement. During the period ended October 31, 2005, reimbursement reduced the expenses of Class B by $10,942.

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the periods ended August 31, 2006 and October 31, 2005, these credits reduced the Fund's custody expenses by $7,345 and $4,115, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

	Ten months ended August 31, 2006	October 31, 2005
	Transfer Agent expense reduction	Transfer Agent expense reduction
Class A	$ 8,121	$ 3,565
Class T	21,006	9,195
Class C	778	97
	$ 29,905	$ 12,857

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
From net investment income
Class A	$ 8,237,954	$ 6,750,916	$ 5,915,915
Class T	20,024,907	21,938,255	22,901,690
Class B	1,706,342	2,468,615	3,459,536
Class C	1,937,516	2,155,983	2,570,379
Institutional Class	19,983,577	13,034,858	8,286,285
Total	$ 51,890,296	$ 46,348,627	$ 43,133,805

From net realized gain
Class A	$ 1,020,134	$ 2,485,599	$ 1,464,510
Class T	2,809,300	8,985,225	6,264,742
Class B	314,308	1,506,398	1,325,653
Class C	331,629	1,194,745	978,409
Institutional Class	2,254,328	3,740,111	1,461,618
Total	$ 6,729,699	$ 17,912,078	$ 11,494,932

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	8,278,094	8,880,810	7,744,377
Reinvestment of distributions	742,446	712,081	582,634
Shares redeemed	(7,918,238)	(5,873,872)	(6,592,886)
Net increase (decrease)	1,102,302	3,719,019	1,734,125
Class T
Shares sold	13,931,574	17,421,833	21,723,985
Reinvestment of distributions	2,015,582	2,664,683	2,460,610
Shares redeemed	(20,897,941)	(22,891,513)	(26,997,272)
Net increase (decrease)	(4,950,785)	(2,804,997)	(2,812,677)
Class B
Shares sold	671,993	796,684	1,709,158
Reinvestment of distributions	158,557	293,999	334,596
Shares redeemed	(3,250,226)	(4,848,523)	(5,246,363)
Net increase (decrease)	(2,419,676)	(3,757,840)	(3,202,609)
Class C
Shares sold	883,428	1,502,035	1,869,844
Reinvestment of distributions	176,528	254,887	258,123
Shares redeemed	(1,984,475)	(2,940,524)	(4,154,782)
Net increase (decrease)	(924,519)	(1,183,602)	(2,026,815)
Institutional Class
Shares sold	18,293,682	21,107,727	17,324,462
Reinvestment of distributions	2,006,280	1,430,815	745,564
Shares redeemed	(9,124,283)	(3,567,194)	(8,029,624)
Net increase (decrease)	11,175,679	18,971,348	10,040,402
	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	$ 88,900,621	$ 98,032,653	$ 87,127,693
Reinvestment of distributions	7,978,925	7,878,261	6,563,346
Shares redeemed	(85,054,294)	(64,959,678)	(74,002,402)
Net increase (decrease)	$ 11,825,252	$ 40,951,236	$ 19,688,637

Annual Report

10. Share Transactions - continued

	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class T
Shares sold	$ 149,419,842	$ 192,781,788	$ 245,032,503
Reinvestment of distributions	21,688,566	29,505,458	27,731,765
Shares redeemed	(224,614,505)	(253,165,506)	(304,328,408)
Net increase (decrease)	$ (53,506,097)	$ (30,878,260)	$ (31,564,140)
Class B
Shares sold	$ 7,195,245	$ 8,809,947	$ 19,232,641
Reinvestment of distributions	1,704,584	3,254,211	3,766,954
Shares redeemed	(34,885,370)	(53,542,026)	(58,993,326)
Net increase (decrease)	$ (25,985,541)	$ (41,477,868)	$ (35,993,731)
Class C
Shares sold	$ 9,467,312	$ 16,597,884	$ 21,049,741
Reinvestment of distributions	1,895,452	2,818,224	2,904,240
Shares redeemed	(21,287,935)	(32,438,326)	(46,673,540)
Net increase (decrease)	$ (9,925,171)	$ (13,022,218)	$ (22,719,559)
Institutional Class
Shares sold	$ 197,223,981	$ 233,901,844	$ 195,489,587
Reinvestment of distributions	21,595,701	15,843,665	8,407,041
Shares redeemed	(97,869,178)	(39,545,772)	(90,554,636)
Net increase (decrease)	$ 120,950,504	$ 210,199,737	$ 113,341,992

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 20, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Intermediate Bond (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present) and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Intermediate Bond. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Ford O'Neil (44)

Year of Election or Appointment: 2004

Vice President of Advisor Intermediate Bond. Mr. O'Neil also serves as also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Intermediate Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Intermediate Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of 16.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $37,409,336 of distributions paid during the period January 1, 2006 to August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Intermediate Bond Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Intermediate Bond Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005. The Board considered that each class's total expenses reflect the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

LTB-UANN-1006
1.784752.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Intermediate Bond

Fund - Institutional Class

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	2.06%	4.70%	5.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Intermediate Bond Fund - Institutional Class on August 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

Bonds sank in the first two months of the year ending August 31, 2006, after Gulf Coast hurricanes sent energy prices soaring, prompting fears of a corresponding leap in inflation. However, core inflation readings remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But the asset class fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. Bonds rose again in July and August, though, after Fed Chairman Ben Bernanke hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the 12-month period as a whole according the Lehman Brothers® Aggregate Bond Index.

The fund's Institutional Class shares gained 2.06% for the 12 months ending August 31, 2006 - the fund's new fiscal year end. In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index returned 1.87%. For the 10 months ending August 31, 2006 - the period since the fund's previous annual report - the fund's Institutional Class shares gained 3.37%, while the Lehman Brothers index rose 3.30%. Sector selection provided the biggest boost to the portfolio's performance relative to the index during the 12-month period. Despite being underexposed to agency securities - one of the better performing segments of the bond market - the fund benefited from out-of-benchmark stakes in high-quality, higher-yielding securitized products such as mortgage-backed and asset-backed securities. Out-of-index holdings in collateralized mortgage obligations and commercial mortgage-backed securities also worked in the fund's favor, as they were bolstered in large part by strong investor demand. Some of the fund's exposure to these securitized sectors resulted from our holdings in Fidelity Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outpace cash-like instruments with similar risk characteristics. The fund's investments in this pool and a small out-of-index position in Treasury Inflation-Protected Securities also contributed. My yield-curve positioning proved beneficial as well. Strong showings from holdings in the industrial and financial corporate sectors helped the fund relative to the index, although a small exposure to corporates pressured by worries over leveraged buyouts hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Class A
Actual	$ 1,000.00	$ 1,021.60	$ 3.77
HypotheticalA	$ 1,000.00	$ 1,021.48	$ 3.77
Class T
Actual	$ 1,000.00	$ 1,021.10	$ 4.23
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Class B
Actual	$ 1,000.00	$ 1,017.70	$ 7.68
HypotheticalA	$ 1,000.00	$ 1,017.59	$ 7.68
Class C
Actual	$ 1,000.00	$ 1,016.30	$ 8.08
HypotheticalA	$ 1,000.00	$ 1,017.19	$ 8.08
Institutional Class
Actual	$ 1,000.00	$ 1,021.50	$ 2.85
HypotheticalA	$ 1,000.00	$ 1,022.38	$ 2.85

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.74%
Class T	.83%
Class B	1.51%
Class C	1.59%
Institutional Class	.56%

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published semiannual report.

Quality Diversification (% of fund's net assets)
As of August 31, 2006	As of April 30, 2006
U.S. Government and U.S. Government Agency Obligations 41.3%	U.S. Government and U.S. Government Agency Obligations 42.4%
AAA 13.9%	AAA 14.5%
AA 4.7%	AA 5.4%
A 10.3%	A 10.6%
BBB 22.2%	BBB 18.7%
BB and Below 3.1%	BB and Below 2.5%
Not Rated 1.2%	Not Rated 1.0%
Short-Term Investments and Net Other Assets 3.3%	Short-Term Investments and Net Other Assets 4.9%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Average Years to Maturity as of August 31, 2006
4 months ago
Years	4.2	4.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	3.4	3.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006*		As of April 30, 2006**
	Corporate Bonds 30.2%		Corporate Bonds 26.6%
	U.S. Government and U.S. Government Agency Obligations 41.3%		U.S. Government and U.S. Government Agency Obligations 42.4%
	Asset-Backed Securities 11.3%		Asset-Backed Securities 10.9%
	CMOs and Other Mortgage Related Securities 13.4%		CMOs and Other Mortgage Related Securities 14.4%
	Other Investments 0.5%		Other Investments 0.8%
	Short-Term Investments and Net Other Assets 3.3%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	9.6%	** Foreign investments	9.0%
* Futures and Swaps	19.3%	** Futures and Swaps	20.2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.2%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 0.1%
Ford Motor Co. 6.625% 10/1/28	$ 1,895,000	$ 1,421,250
Household Durables - 0.4%
Fortune Brands, Inc. 5.125% 1/15/11	2,375,000	2,328,146
Whirlpool Corp. 6.125% 6/15/11	3,105,000	3,148,846
		5,476,992
Media - 2.2%
AOL Time Warner, Inc.:
6.75% 4/15/11	4,000,000	4,144,408
6.875% 5/1/12	1,180,000	1,235,480
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,000,000	2,002,398
BSkyB Finance UK PLC 5.625% 10/15/15 (d)	3,035,000	2,949,392
Comcast Corp.:
4.95% 6/15/16	1,855,000	1,710,930
5.9% 3/15/16	3,000,000	2,973,912
Cox Communications, Inc. 4.625% 6/1/13	3,735,000	3,446,684
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	1,009,565
Liberty Media Corp.:
5.7% 5/15/13	1,045,000	974,463
8.25% 2/1/30	1,665,000	1,656,588
News America Holdings, Inc. 7.375% 10/17/08	2,000,000	2,078,378
News America, Inc. 4.75% 3/15/10	2,000,000	1,951,990
Time Warner, Inc. 9.125% 1/15/13	1,545,000	1,776,586
Univision Communications, Inc. 3.875% 10/15/08	1,680,000	1,602,703
Viacom, Inc. 5.75% 4/30/11 (d)	3,245,000	3,218,294
		32,731,771
Multiline Retail - 0.2%
The May Department Stores Co. 4.8% 7/15/09	3,065,000	3,012,684
TOTAL CONSUMER DISCRETIONARY		42,642,697
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (d)	1,620,000	1,532,578
Food Products - 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (d)(j)	1,655,000	1,686,379
Personal Products - 0.1%
Avon Products, Inc. 5.125% 1/15/11	435,000	429,716
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 0.3%
Philip Morris Companies, Inc. 7.65% 7/1/08	$ 4,635,000	$ 4,811,547
TOTAL CONSUMER STAPLES		8,460,220
ENERGY - 2.7%
Energy Equipment & Services - 0.6%
Cooper Cameron Corp. 2.65% 4/15/07	1,555,000	1,527,657
Petronas Capital Ltd. 7% 5/22/12 (d)	4,495,000	4,818,177
Weatherford International Ltd. 4.95% 10/15/13	2,315,000	2,213,078
		8,558,912
Oil, Gas & Consumable Fuels - 2.1%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (d)	1,965,000	1,922,593
Duke Capital LLC 6.25% 2/15/13	3,250,000	3,294,333
EnCana Holdings Finance Corp. 5.8% 5/1/14	1,040,000	1,047,506
Enterprise Products Operating LP:
4.625% 10/15/09	1,290,000	1,254,773
4.95% 6/1/10	2,845,000	2,778,051
Kerr-McGee Corp. 6.875% 9/15/11	1,595,000	1,683,363
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	2,100,000	1,983,555
5.35% 8/15/07	1,070,000	1,060,226
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	4,290,000	4,111,712
Nexen, Inc.:
5.05% 11/20/13	1,485,000	1,427,125
5.2% 3/10/15	1,185,000	1,135,379
Pemex Project Funding Master Trust:
5.75% 12/15/15 (d)	980,000	953,540
5.75% 12/15/15	1,165,000	1,133,545
6.125% 8/15/08	1,000,000	1,004,000
7.375% 12/15/14	2,020,000	2,188,670
7.875% 2/1/09 (j)	3,000,000	3,135,000
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16 (d)	1,180,000	1,144,600
		31,257,971
TOTAL ENERGY		39,816,883
FINANCIALS - 12.1%
Capital Markets - 1.5%
Ameriprise Financial, Inc. 7.518% 6/1/66 (b)	1,080,000	1,139,037
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Bank of New York Co., Inc.:
3.4% 3/15/13 (j)	$ 1,300,000	$ 1,263,275
4.25% 9/4/12 (j)	1,510,000	1,495,649
Goldman Sachs Group, Inc.:
5.25% 10/15/13	3,000,000	2,940,213
6.6% 1/15/12	3,000,000	3,146,670
Legg Mason, Inc. 6.75% 7/2/08	4,235,000	4,338,194
Lehman Brothers Holdings E-Capital Trust I 6.1725% 8/19/65 (j)	1,100,000	1,104,429
Merrill Lynch & Co., Inc. 4.25% 2/8/10	2,740,000	2,651,758
Morgan Stanley 5.05% 1/21/11	4,100,000	4,044,683
Nuveen Investments, Inc. 5% 9/15/10	515,000	503,262
		22,627,170
Commercial Banks - 1.0%
Export-Import Bank of Korea 5.125% 2/14/11	2,955,000	2,912,566
FleetBoston Financial Corp. 3.85% 2/15/08	1,000,000	979,851
Korea Development Bank:
3.875% 3/2/09	2,900,000	2,804,213
4.75% 7/20/09	1,300,000	1,280,798
Santander Issuances SA Unipersonal 5.805% 6/20/16 (d)(j)	1,740,000	1,757,322
Wachovia Bank NA 4.875% 2/1/15	2,600,000	2,481,591
Wachovia Corp. 4.875% 2/15/14	1,970,000	1,888,160
Woori Bank 6.125% 5/3/16 (d)(j)	1,315,000	1,329,381
		15,433,882
Consumer Finance - 1.2%
American Express Co. 6.8% 9/1/66 (j)	890,000	924,540
Capital One Bank 6.5% 6/13/13	2,315,000	2,406,202
Ford Motor Credit Co. 7.875% 6/15/10	3,500,000	3,439,867
Household Finance Corp. 4.125% 11/16/09	5,990,000	5,780,278
Household International, Inc. 5.836% 2/15/08	2,550,000	2,567,146
HSBC Finance Corp. 5% 6/30/15	2,000,000	1,920,010
MBNA America Bank NA 7.125% 11/15/12	1,000,000	1,087,784
		18,125,827
Diversified Financial Services - 1.7%
Bank of America Corp.:
4.5% 8/1/10	6,132,000	5,975,934
7.4% 1/15/11	4,400,000	4,748,330
Citigroup, Inc. 5.125% 2/14/11	2,611,000	2,599,180
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - continued
International Lease Finance Corp. 4.375% 11/1/09	$ 2,000,000	$ 1,937,480
JPMorgan Chase & Co.:
4.875% 3/15/14	1,710,000	1,640,147
5.75% 1/2/13	7,980,000	8,068,993
		24,970,064
Insurance - 1.5%
Aegon NV 4.75% 6/1/13	3,400,000	3,246,259
AmerUs Group Co. 6.583% 5/16/11	1,070,000	1,088,522
Axis Capital Holdings Ltd. 5.75% 12/1/14	1,880,000	1,824,572
Liberty Mutual Group, Inc. 6.7% 8/15/16 (d)	1,080,000	1,079,968
Lincoln National Corp. 7% 5/17/66 (j)	3,100,000	3,211,836
Marsh & McLennan Companies, Inc.:
5.15% 9/15/10	1,300,000	1,275,951
7.125% 6/15/09	1,480,000	1,535,451
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (d)	3,000,000	3,148,971
Symetra Financial Corp. 6.125% 4/1/16 (d)	1,335,000	1,334,447
The St. Paul Travelers Companies, Inc.:
6.38% 12/15/08	2,200,000	2,240,836
8.125% 4/15/10	1,750,000	1,901,667
		21,888,480
Real Estate Investment Trusts - 3.9%
AMB Property LP 5.9% 8/15/13	1,420,000	1,433,107
Archstone-Smith Operating Trust:
5.25% 12/1/10	4,350,000	4,313,012
5.25% 5/1/15	1,540,000	1,493,426
Arden Realty LP:
5.2% 9/1/11	1,200,000	1,194,794
7% 11/15/07	3,460,000	3,522,792
AvalonBay Communities, Inc. 5% 8/1/07	1,380,000	1,365,118
Boston Properties, Inc. 6.25% 1/15/13	1,905,000	1,964,771
Brandywine Operating Partnership LP:
4.5% 11/1/09	3,310,000	3,207,373
5.625% 12/15/10	2,095,000	2,094,937
5.75% 4/1/12	1,275,000	1,276,137
BRE Properties, Inc.:
4.875% 5/15/10	1,765,000	1,730,134
5.95% 3/15/07	875,000	877,551
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Camden Property Trust:
4.375% 1/15/10	$ 1,450,000	$ 1,406,326
5.875% 11/30/12	1,700,000	1,714,805
Colonial Properties Trust 4.75% 2/1/10	2,695,000	2,616,422
Developers Diversified Realty Corp.:
4.625% 8/1/10	2,450,000	2,366,073
5.25% 4/15/11	4,660,000	4,596,675
Duke Realty LP:
5.625% 8/15/11	445,000	445,632
5.95% 2/15/17	600,000	603,993
Equity One, Inc. 6.25% 1/15/17	670,000	681,350
Equity Residential 5.125% 3/15/16	1,530,000	1,463,076
Federal Realty Investment Trust:
6% 7/15/12	495,000	504,614
6.2% 1/15/17	325,000	334,097
Heritage Property Investment Trust, Inc. 4.5% 10/15/09	4,145,000	4,032,426
HRPT Properties Trust 5.75% 11/1/15	375,000	369,078
iStar Financial, Inc.:
5.375% 4/15/10	695,000	689,295
5.65% 9/15/11	1,135,000	1,131,115
5.8% 3/15/11	2,760,000	2,766,881
Mack-Cali Realty LP:
5.05% 4/15/10	190,000	186,147
7.25% 3/15/09	800,000	829,741
Simon Property Group LP:
4.875% 8/15/10	915,000	896,309
5.1% 6/15/15	1,800,000	1,720,667
5.6% 9/1/11	2,035,000	2,040,088
Tanger Properties LP 9.125% 2/15/08	180,000	188,100
United Dominion Realty Trust 5.25% 1/15/15	250,000	239,618
Washington (REIT) 5.95% 6/15/11	1,035,000	1,049,959
		57,345,639
Real Estate Management & Development - 0.8%
Colonial Realty LP 6.05% 9/1/16	1,615,000	1,616,760
EOP Operating LP:
4.65% 10/1/10	7,800,000	7,537,631
4.75% 3/15/14	1,070,000	1,000,671
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - continued
EOP Operating LP: - continued
6.75% 2/15/12	$ 670,000	$ 703,618
Post Apartment Homes LP 5.45% 6/1/12	1,800,000	1,750,856
		12,609,536
Thrifts & Mortgage Finance - 0.5%
Independence Community Bank Corp.:
3.5% 6/20/13 (j)	500,000	483,376
3.75% 4/1/14 (j)	2,610,000	2,500,469
Residential Capital Corp. 6.875% 6/30/15	1,635,000	1,693,188
Washington Mutual, Inc. 4.625% 4/1/14	3,080,000	2,854,288
		7,531,321
TOTAL FINANCIALS		180,531,919
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6% 6/15/11	1,655,000	1,669,804
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (d)	1,995,000	1,935,633
Bombardier, Inc. 6.3% 5/1/14 (d)	1,575,000	1,401,750
		3,337,383
Airlines - 1.3%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	179,494	181,832
6.978% 10/1/12	473,028	485,435
7.024% 4/15/11	1,370,000	1,405,963
7.324% 4/15/11	500,000	490,000
7.858% 4/1/13	2,000,000	2,136,260
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	2,675,732	2,663,646
7.056% 3/15/11	1,330,000	1,371,089
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	2,020,000	2,027,575
U.S. Airways pass thru trust certificates 6.85% 7/30/19	959,537	966,733
United Airlines pass thru certificates:
6.071% 9/1/14	1,055,492	1,055,492
6.201% 3/1/10	447,887	448,447
6.602% 9/1/13	1,326,853	1,326,673
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Airlines - continued
United Airlines pass thru certificates: - continued
7.032% 4/1/12	$ 1,242,563	$ 1,280,598
7.186% 10/1/12	3,080,895	3,142,512
		18,982,255
Industrial Conglomerates - 0.3%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (d)	4,330,000	4,502,200
Road & Rail - 0.3%
Canadian Pacific Railway Co. yankee 6.25% 10/15/11	2,700,000	2,797,065
Norfolk Southern Corp. 5.257% 9/17/14	1,731,000	1,707,311
		4,504,376
TOTAL INDUSTRIALS		31,326,214
MATERIALS - 0.5%
Metals & Mining - 0.4%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (d)	5,580,000	5,791,543
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,165,000	1,136,770
TOTAL MATERIALS		6,928,313
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.6%
Ameritech Capital Funding Corp. 6.25% 5/18/09	1,100,000	1,115,264
AT&T Broadband Corp. 8.375% 3/15/13	3,000,000	3,400,548
British Telecommunications PLC:
8.375% 12/15/10	295,000	326,949
8.875% 12/15/30	775,000	1,000,308
Deutsche Telekom International Finance BV 5.25% 7/22/13	1,445,000	1,391,555
Embarq Corp.:
6.738% 6/1/13	2,210,000	2,254,786
7.082% 6/1/16	1,475,000	1,504,999
SBC Communications, Inc. 4.125% 9/15/09	5,000,000	4,825,810
Sprint Capital Corp. 8.375% 3/15/12	2,050,000	2,291,029
Telecom Italia Capital SA:
4% 1/15/10	4,940,000	4,693,820
4.95% 9/30/14	1,780,000	1,641,051
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Emisiones SAU 6.421% 6/20/16	$ 6,060,000	$ 6,181,879
Telefonos de Mexico SA de CV 4.75% 1/27/10	4,695,000	4,556,498
TELUS Corp. yankee 7.5% 6/1/07	1,310,000	1,328,210
Verizon Global Funding Corp. 7.25% 12/1/10	1,697,000	1,810,765
		38,323,471
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	1,010,000	974,752
AT&T Wireless Services, Inc.:
7.875% 3/1/11	1,360,000	1,483,873
8.125% 5/1/12	1,435,000	1,604,364
Nextel Communications, Inc. 5.95% 3/15/14	1,395,000	1,363,613
Vodafone Group PLC:
5% 12/16/13	1,330,000	1,266,604
5.5% 6/15/11	2,540,000	2,525,570
		9,218,776
TOTAL TELECOMMUNICATION SERVICES		47,542,247
UTILITIES - 4.0%
Electric Utilities - 1.7%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	2,265,000	2,251,331
Exelon Corp.:
4.9% 6/15/15	1,075,000	1,006,217
6.75% 5/1/11	970,000	1,013,713
FirstEnergy Corp. 6.45% 11/15/11	2,980,000	3,090,683
Monongahela Power Co. 5% 10/1/06	1,370,000	1,369,125
Nevada Power Co. 6.5% 5/15/18 (d)	3,950,000	4,032,219
Niagara Mohawk Power Corp. 8.875% 5/15/07	400,000	408,932
Pepco Holdings, Inc.:
4% 5/15/10	1,270,000	1,202,867
6.45% 8/15/12	950,000	978,554
Progress Energy, Inc.:
5.625% 1/15/16	4,000,000	3,938,056
7.1% 3/1/11	1,800,000	1,920,238
TXU Energy Co. LLC 7% 3/15/13	3,210,000	3,349,343
		24,561,278
Gas Utilities - 0.1%
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,075,789
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc. 7% 4/1/12	$ 3,052,000	$ 3,235,468
Exelon Generation Co. LLC 5.35% 1/15/14	3,000,000	2,928,414
PPL Energy Supply LLC 5.7% 10/15/35	3,070,000	2,999,356
TXU Corp. 5.55% 11/15/14	1,645,000	1,524,040
		10,687,278
Multi-Utilities - 1.5%
Dominion Resources, Inc.:
4.75% 12/15/10	2,050,000	1,987,949
6.25% 6/30/12	5,295,000	5,441,412
7.5% 6/30/66 (j)	2,190,000	2,261,624
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	3,400,000	3,447,216
National Grid PLC 6.3% 8/1/16	3,820,000	3,906,389
PSEG Funding Trust I 5.381% 11/16/07	3,392,000	3,383,269
Sempra Energy 7.95% 3/1/10	830,000	893,624
TECO Energy, Inc. 7% 5/1/12	1,500,000	1,543,125
		22,864,608
TOTAL UTILITIES		59,188,953
TOTAL NONCONVERTIBLE BONDS (Cost $421,465,458)		418,107,250
U.S. Government and Government Agency Obligations - 26.1%

U.S. Government Agency Obligations - 11.2%
Fannie Mae:
3.25% 2/15/09	18,000,000	17,258,328
4.375% 7/17/13	4,850,000	4,637,730
5.25% 8/1/12	30,000,000	29,985,930
6.25% 2/1/11	735,000	765,237
Federal Home Loan Bank 5.375% 8/19/11	10,035,000	10,188,536
Freddie Mac:
5.25% 7/18/11	24,105,000	24,321,439
5.25% 11/5/12	1,405,000	1,383,537
5.75% 1/15/12	24,318,000	25,102,863
5.875% 3/21/11	2,655,000	2,725,089
6.625% 9/15/09	48,400,000	50,535,263
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		166,903,952
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Inflation Protected Obligations - 6.6%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	$ 29,986,600	$ 28,496,751
2% 1/15/14 (f)	41,944,746	41,190,945
2% 7/15/14	27,984,840	27,460,189
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		97,147,885
U.S. Treasury Obligations - 8.3%
U.S. Treasury Notes:
4.25% 8/15/13 (c)	69,902,000	67,968,803
4.75% 5/15/14 (c)	55,305,000	55,365,504
TOTAL U.S. TREASURY OBLIGATIONS		123,334,307
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $396,745,809)		387,386,144
U.S. Government Agency - Mortgage Securities - 10.7%

Fannie Mae - 7.1%
3.738% 10/1/33 (j)	215,881	211,175
3.748% 12/1/34 (j)	200,324	196,888
3.75% 9/1/33 (j)	860,112	842,118
3.75% 1/1/34 (j)	191,279	186,917
3.757% 10/1/33 (j)	183,485	179,705
3.788% 6/1/34 (j)	814,833	793,279
3.834% 1/1/35 (j)	507,523	498,828
3.838% 4/1/33 (j)	571,410	562,432
3.839% 11/1/34 (j)	1,061,060	1,052,788
3.846% 1/1/35 (j)	170,241	167,457
3.851% 10/1/33 (j)	4,734,157	4,650,691
3.866% 1/1/35 (j)	308,460	304,195
3.905% 12/1/34 (j)	156,781	154,847
3.941% 5/1/34 (j)	60,635	60,977
3.952% 1/1/35 (j)	215,868	213,816
3.955% 12/1/34 (j)	1,129,897	1,118,136
3.957% 5/1/33 (j)	63,652	62,714
3.992% 1/1/35 (j)	143,581	142,115
3.996% 12/1/34 (j)	205,581	203,379
3.998% 2/1/35 (j)	161,764	159,759
4% 8/1/18	3,253,503	3,070,814
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.029% 1/1/35 (j)	$ 94,227	$ 93,058
4.034% 10/1/18 (j)	149,698	147,331
4.041% 2/1/35 (j)	146,769	144,972
4.079% 2/1/35 (j)	279,614	276,373
4.082% 4/1/33 (j)	57,544	56,928
4.083% 2/1/35 (j)	90,203	89,208
4.086% 2/1/35 (j)	100,838	99,663
4.102% 2/1/35 (j)	520,627	516,159
4.108% 1/1/35 (j)	317,717	314,077
4.116% 2/1/35 (j)	367,225	363,061
4.126% 1/1/35 (j)	528,488	522,837
4.143% 2/1/35 (j)	268,700	265,755
4.144% 1/1/35 (j)	468,214	464,817
4.156% 1/1/35 (j)	563,809	561,071
4.171% 1/1/35 (j)	385,815	376,513
4.181% 10/1/34 (j)	455,888	453,811
4.181% 11/1/34 (j)	76,216	75,949
4.187% 1/1/35 (j)	264,345	262,246
4.202% 1/1/35 (j)	164,379	163,154
4.249% 1/1/34 (j)	490,174	482,994
4.25% 2/1/35 (j)	195,855	191,564
4.272% 3/1/35 (j)	178,679	176,825
4.274% 2/1/35 (j)	102,688	101,988
4.275% 8/1/33 (j)	350,481	346,928
4.282% 7/1/34 (j)	132,138	132,174
4.29% 6/1/33 (j)	104,596	103,592
4.296% 10/1/33 (j)	79,802	78,807
4.3% 10/1/34 (j)	55,213	54,860
4.306% 5/1/35 (j)	239,350	237,117
4.31% 3/1/33 (j)	227,020	224,901
4.313% 3/1/33 (j)	92,216	90,144
4.337% 9/1/34 (j)	582,959	577,948
4.349% 9/1/34 (j)	1,529,309	1,524,289
4.35% 1/1/35 (j)	201,910	197,714
4.351% 9/1/34 (j)	247,335	247,056
4.356% 4/1/35 (j)	115,072	113,990
4.362% 2/1/34 (j)	416,100	410,584
4.39% 11/1/34 (j)	2,355,054	2,355,902
4.394% 5/1/35 (j)	542,610	538,566
4.396% 2/1/35 (j)	281,568	275,954
4.423% 10/1/34 (j)	841,182	839,471
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.426% 1/1/35 (j)	$ 223,314	$ 221,561
4.438% 3/1/35 (j)	259,315	254,245
4.456% 8/1/34 (j)	551,831	545,124
4.464% 5/1/35 (j)	140,985	139,754
4.489% 3/1/35 (j)	599,085	588,082
4.494% 1/1/35 (j)	246,581	244,317
4.5% 8/1/33 to 3/1/35	1,537,915	1,437,347
4.514% 10/1/35 (j)	90,811	89,924
4.516% 3/1/35 (j)	575,252	564,966
4.527% 2/1/35 (j)	2,970,211	2,939,147
4.532% 2/1/35 (j)	1,129,455	1,121,762
4.537% 7/1/34 (j)	229,182	228,211
4.539% 7/1/35 (j)	654,912	649,395
4.54% 2/1/35 (j)	169,444	168,215
4.554% 1/1/35 (j)	385,241	382,815
4.554% 2/1/35 (j)	121,229	120,462
4.56% 9/1/34 (j)	684,101	686,999
4.577% 2/1/35 (j)	529,392	521,000
4.577% 7/1/35 (j)	738,254	732,247
4.584% 2/1/35 (j)	1,820,991	1,791,192
4.601% 8/1/34 (j)	223,437	221,826
4.606% 7/1/34 (j)	6,947,689	6,917,949
4.609% 11/1/34 (j)	568,525	561,223
4.643% 1/1/33 (j)	121,554	121,188
4.645% 3/1/35 (j)	84,954	84,476
4.661% 3/1/35 (j)	1,390,964	1,383,223
4.67% 11/1/34 (j)	639,346	632,288
4.673% 7/1/36 (j)	1,319,636	1,309,524
4.704% 9/1/34 (j)	71,720	71,536
4.708% 10/1/32 (j)	39,669	39,497
4.713% 2/1/33 (j)	34,663	34,904
4.727% 7/1/34 (j)	519,987	515,433
4.729% 10/1/34 (j)	698,798	692,087
4.732% 10/1/32 (j)	51,782	52,487
4.736% 1/1/35 (j)	29,366	29,216
4.77% 12/1/34 (j)	473,017	468,475
4.778% 12/1/34 (j)	188,641	186,865
4.803% 12/1/32 (j)	251,082	251,191
4.808% 8/1/34 (j)	191,712	191,599
4.809% 6/1/35 (j)	849,449	845,214
4.815% 5/1/33 (j)	9,079	9,038
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.817% 2/1/33 (j)	$ 269,176	$ 268,158
4.818% 11/1/34 (j)	561,898	556,996
4.875% 10/1/34 (j)	2,161,394	2,146,267
4.96% 8/1/34 (j)	1,874,171	1,865,791
4.989% 12/1/32 (j)	19,596	19,653
4.99% 11/1/32 (j)	143,129	143,712
4.995% 2/1/35 (j)	72,032	71,854
5.01% 7/1/34 (j)	95,720	95,413
5.037% 11/1/34 (j)	50,902	51,037
5.083% 9/1/34 (j)	1,691,549	1,686,882
5.091% 5/1/35 (j)	1,186,895	1,185,782
5.1% 9/1/34 (j)	182,514	182,103
5.15% 1/1/36 (j)	1,656,083	1,653,969
5.172% 5/1/35 (j)	1,920,578	1,913,246
5.177% 5/1/35 (j)	719,634	716,881
5.185% 8/1/33 (j)	268,200	268,547
5.196% 6/1/35 (j)	830,136	830,609
5.205% 3/1/35 (j)	100,805	100,505
5.215% 5/1/35 (j)	1,963,344	1,957,436
5.269% 7/1/35 (j)	104,169	104,248
5.359% 12/1/34 (j)	306,510	307,083
5.5% 9/1/10 to 5/1/25	7,848,981	7,789,817
5.502% 2/1/36 (j)	3,331,351	3,340,937
5.631% 1/1/36 (j)	944,799	949,902
5.916% 1/1/36 (j)	740,480	747,291
6% 5/1/16 to 4/1/17	1,062,038	1,076,736
6.5% 12/1/13 to 3/1/35	11,065,940	11,275,264
6.5% 9/1/36 (e)	2,360,481	2,396,832
7% 2/1/09 to 6/1/33	2,878,140	2,958,060
7.5% 8/1/17 to 9/1/28	897,038	932,984
8.5% 6/1/11 to 9/1/25	138,417	147,462
9.5% 2/1/25	23,777	25,803
10.5% 8/1/20	21,138	24,199
11% 8/1/15	155,277	164,836
12.5% 12/1/13 to 4/1/15	13,927	16,173
TOTAL FANNIE MAE		105,401,853
Freddie Mac - 0.9%
4.043% 12/1/34 (j)	188,432	185,583
4.097% 12/1/34 (j)	284,083	280,140
4.124% 1/1/35 (j)	792,279	781,211
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
4.166% 1/1/34 (j)	$ 2,363,695	$ 2,319,138
4.256% 3/1/35 (j)	244,874	241,647
4.298% 5/1/35 (j)	420,679	415,761
4.301% 12/1/34 (j)	266,623	260,102
4.326% 2/1/35 (j)	517,588	511,344
4.351% 3/1/35 (j)	418,984	408,970
4.38% 2/1/35 (j)	511,987	500,012
4.438% 2/1/34 (j)	256,350	252,500
4.443% 3/1/35 (j)	255,929	250,243
4.454% 6/1/35 (j)	370,496	366,012
4.458% 3/1/35 (j)	300,981	294,377
4.546% 2/1/35 (j)	434,429	425,531
4.742% 3/1/33 (j)	93,133	92,532
4.773% 10/1/32 (j)	34,898	35,261
5.003% 4/1/35 (j)	1,304,196	1,298,487
5.065% 9/1/32 (j)	677,007	674,928
5.127% 4/1/35 (j)	1,222,143	1,212,776
5.305% 6/1/35 (j)	861,847	858,423
5.568% 1/1/36 (j)	1,632,938	1,633,477
5.652% 4/1/32 (j)	47,866	48,394
8.5% 9/1/24 to 8/1/27	94,534	101,934
10% 5/1/09	3,084	3,167
10.5% 5/1/21	24,560	25,700
11% 12/1/11	1,641	1,751
11.5% 10/1/15	6,695	7,595
11.75% 10/1/10	8,780	9,552
TOTAL FREDDIE MAC		13,496,548
Government National Mortgage Association - 2.7%
4.25% 7/20/34 (j)	678,506	670,402
6.5% 9/1/36 (e)	38,000,000	38,876,124
7% 7/15/28 to 11/15/28	706,347	734,187
7.5% 2/15/28 to 10/15/28	13,182	13,812
8% 11/15/06 to 10/15/24	18,505	19,029
8.5% 4/15/17 to 10/15/21	110,970	119,441
11% 7/20/19 to 8/20/19	7,655	8,873
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		40,441,868
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $160,103,535)		159,340,269
Asset-Backed Securities - 6.2%
	Principal Amount	Value (Note 1)
ACE Securities Corp. Series 2004-HE1:
Class M1, 5.8244% 2/25/34 (j)	$ 525,000	$ 526,764
Class M2, 6.4244% 2/25/34 (j)	600,000	606,384
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1, 9.1563% 9/9/30 (d)(j)	386,001	392,756
American Express Credit Account Master Trust Series 2004-1 Class B, 5.58% 9/15/11 (j)	1,430,000	1,435,472
AmeriCredit Automobile Receivables Trust:
Series 2005-1 Class E, 5.82% 6/6/12 (d)	309,293	308,962
Series 2005-DA Class A4, 5.02% 11/6/12	2,895,000	2,886,460
Series 2006-1:
Class A3, 5.11% 10/6/10	58,000	57,840
Class B1, 5.2% 3/6/11	175,000	174,583
Class C1, 5.28% 11/6/11	1,085,000	1,082,998
Class D, 5.49% 4/6/12	1,245,000	1,243,063
Class E1, 6.62% 5/6/13 (d)	1,335,000	1,333,892
Ameriquest Mortgage Securities, Inc.:
Series 2004-R2:
Class M1, 5.7544% 4/25/34 (j)	300,000	299,997
Class M2, 5.8044% 4/25/34 (j)	225,000	224,998
Series 2004-R3 Class M2, 6.4744% 5/25/34 (j)	2,770,000	2,803,017
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7 Class A3, 5.69% 12/15/33 (j)	166,768	167,289
Bank One Issuance Trust:
Series 2002-B1 Class B1, 5.71% 12/15/09 (j)	1,290,000	1,291,436
Series 2002-C1 Class C1, 6.29% 12/15/09 (j)	1,840,000	1,848,217
Series 2004-B2 Class B2, 4.37% 4/15/12	3,100,000	3,029,551
Bear Stearns Asset Backed Securities, Inc. Series 2005-HE2:
Class M1, 5.8244% 2/25/35 (j)	1,555,000	1,562,866
Class M2, 6.0744% 2/25/35 (j)	570,000	574,884
Capital Auto Receivables Asset Trust:
Series 2006-1:
Class A3, 5.03% 10/15/09	585,000	582,980
Class B, 5.26% 10/15/10	560,000	558,182
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (d)	245,000	245,459
Class C, 5.77% 5/20/10 (d)	235,000	235,496
Class D, 6.15% 4/20/11 (d)	400,000	400,781
Capital One Master Trust:
Series 2001-1 Class B, 5.84% 12/15/10 (j)	2,130,000	2,138,747
Series 2001-8A Class B, 5.88% 8/17/09 (j)	3,015,000	3,016,291
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Capital One Multi-Asset Execution Trust:
Series 2003-B5 Class B5, 4.79% 8/15/13	$ 1,470,000	$ 1,437,612
Series 2004-6 Class B, 4.15% 7/16/12	2,560,000	2,484,625
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.37% 8/25/36 (d)(j)	215,000	192,862
Cendant Timeshare Receivables Funding LLC Series 2005-1A Class A1, 4.67% 5/20/17 (d)	708,680	697,996
Chase Credit Card Owner Trust Series 2004-1 Class B, 5.53% 5/15/09 (j)	1,020,000	1,019,996
CIT Equipment Collateral Trust Series 2006-VT1 Class A3, 5.13% 12/21/08	1,990,000	1,988,251
Citibank Credit Card Issuance Trust:
Series 2005-B1 Class B1, 4.4% 9/15/10	1,040,000	1,022,049
Series 2006-B2 Class B2, 5.15% 3/7/11	1,315,000	1,311,023
CNH Equipment Trust Series 2006-A Class A3, 5.2% 8/16/10	1,420,000	1,421,364
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.8244% 5/25/34 (j)	1,770,000	1,776,882
Series 2004-3 Class M1, 5.8244% 6/25/34 (j)	350,000	352,102
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (d)	1,150,000	1,131,248
Class C, 5.074% 6/15/35 (d)	1,044,000	1,028,776
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (d)	715,000	727,866
Drive Auto Receivables Trust Series 2006-1 Class A4, 5.54% 12/16/13 (d)	2,325,000	2,345,259
Fieldstone Mortgage Investment Corp. Series 2003-1 Class M2, 7.0744% 11/25/33 (j)	93,682	93,948
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.8744% 3/25/34 (j)	100,000	100,225
Class M4, 6.2244% 3/25/34 (j)	75,000	75,381
Ford Credit Auto Owner Trust:
Series 2006-A Class A3, 5.05% 11/15/09	1,375,000	1,370,972
Series 2006-B Class D, 7.26% 2/15/13 (d)	850,000	851,670
Fremont Home Loan Trust:
Series 2004-A Class M1, 5.8744% 1/25/34 (j)	1,100,000	1,103,796
Series 2005-A:
Class M1, 5.7544% 1/25/35 (j)	375,000	377,436
Class M2, 5.7844% 1/25/35 (j)	550,000	552,796
Class M3, 5.8144% 1/25/35 (j)	300,000	302,053
Class M4, 6.0044% 1/25/35 (j)	225,000	227,231
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (d)	1,632,000	1,614,469
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (d)	$ 1,030,000	$ 1,028,960
GSAMP Trust Series 2004-FM2:
Class M1, 5.8244% 1/25/34 (j)	749,050	749,043
Class M2, 6.4244% 1/25/34 (j)	400,000	399,996
Class M3, 6.6244% 1/25/34 (j)	235,987	235,985
Home Equity Asset Trust:
Series 2003-2 Class M1, 6.2044% 8/25/33 (j)	634,210	635,173
Series 2003-4 Class M1, 6.1244% 10/25/33 (j)	593,815	595,408
Series 2004-3 Class M2, 6.5244% 8/25/34 (j)	535,000	541,861
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.785% 1/20/35 (j)	407,596	408,502
Class M2, 5.815% 1/20/35 (j)	306,420	307,500
Hyundai Auto Receivables Trust:
Series 2004-1 Class A4, 5.26% 11/15/12	1,180,000	1,181,869
Series 2006-1:
Class A3, 5.13% 6/15/10	440,000	439,457
Class B, 5.29% 11/15/12	185,000	185,057
Class C, 5.34% 11/15/12	235,000	235,125
Long Beach Mortgage Loan Trust:
Series 2003-3 Class M1, 6.0744% 7/25/33 (j)	2,441,358	2,451,253
Series 2006-7 Class M11, 7.84% 8/25/36 (j)	1,000,000	799,675
MBNA Credit Card Master Note Trust Series 2003-B2 Class B2, 5.72% 10/15/10 (j)	350,000	351,844
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.8244% 7/25/34 (j)	473,468	474,385
Class M2, 5.8744% 7/25/34 (j)	100,000	100,223
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 6.4244% 12/27/32 (j)	460,000	463,777
Series 2003-NC8 Class M1, 6.0244% 9/25/33 (j)	664,956	667,072
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 6.8244% 1/25/32 (j)	616,089	616,690
Series 2002-NC1 Class M1, 6.5244% 2/25/32 (d)(j)	706,794	726,229
Series 2002-NC3 Class M1, 6.0444% 8/25/32 (j)	375,000	375,316
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (l)	1,960,000	821,044
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (l)	950,000	198,572
NovaStar Home Equity Loan Series 2004-1:
Class M1, 5.7744% 6/25/34 (j)	350,000	351,713
Class M4, 6.2994% 6/25/34 (j)	585,000	589,625
Onyx Acceptance Owner Trust Series 2005-B Class A4, 4.34% 5/15/12	1,045,000	1,025,581
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-3 Class A2A, 5.4444% 6/25/36 (j)	$ 1,532,459	$ 1,532,661
Providian Master Note Trust Series 2006-B1A Class B1, 5.35% 3/15/13 (d)	2,690,000	2,690,735
SLM Private Credit Student Loan Trust Series 2004-A Class C, 6.2794% 6/15/33 (j)	1,190,000	1,204,412
Specialty Underwriting & Residential Finance Trust Series 2006-AB2 Class N1, 5.75% 6/25/37 (d)	1,228,296	1,222,922
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 7.8244% 3/25/36 (d)(j)	700,000	609,355
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.78% 3/15/11 (d)(j)	2,320,000	2,320,000
Superior Wholesale Inventory Financing Trust XII Series 2005-A12:
Class B, 5.81% 6/15/10 (j)	1,425,000	1,422,107
Class C, 6.53% 6/15/10 (j)	710,000	711,307
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	3,815,000	3,761,692
WaMu Master Note Trust Series 2006-C2A Class C2, 5.83% 8/15/15 (d)(j)	2,630,000	2,630,000
West Penn Funding LLC Series 1999-A Class A3, 6.81% 9/25/08	110,945	110,999
WFS Financial Owner Trust Series 2005-1 Class D, 4.09% 8/15/12	490,359	482,704
World Omni Auto Receivables Trust Series 2006-A Class A3, 5.01% 10/15/10	1,315,000	1,311,398
TOTAL ASSET-BACKED SECURITIES (Cost $91,696,142)		91,604,480
Collateralized Mortgage Obligations - 6.8%

Private Sponsor - 4.0%
Adjustable Rate Mortgage Trust floater Series 2005-2 Class 6A2, 5.6044% 6/25/35 (j)	270,630	271,092
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3704% 12/25/33 (j)	235,952	238,277
Class 2A1, 4.1644% 12/25/33 (j)	1,100,398	1,081,991
Series 2003-L Class 2A1, 3.972% 1/25/34 (j)	2,082,956	2,034,660
Series 2004-B:
Class 1A1, 3.4336% 3/25/34 (j)	504,330	513,243
Class 2A2, 4.1038% 3/25/34 (j)	818,796	800,339
Series 2004-C Class 1A1, 3.3338% 4/25/34 (j)	1,097,953	1,109,969
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Bank of America Mortgage Securities, Inc.: - continued
Series 2004-D:
Class 1A1, 3.5325% 5/25/34 (j)	$ 1,462,128	$ 1,456,826
Class 2A2, 4.1985% 5/25/34 (j)	2,178,325	2,133,381
Series 2004-G Class 2A7, 4.5587% 8/25/34 (j)	1,612,703	1,587,864
Series 2004-H Class 2A1, 4.4693% 9/25/34 (j)	1,723,107	1,693,127
Series 2005-E Class 2A7, 4.6089% 6/25/35 (j)	1,570,000	1,528,768
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6 Class 1A1, 5.1057% 8/25/35 (j)	3,176,046	3,168,363
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.6944% 4/25/34 (j)	167,372	167,511
Series 2004-AR6 Class 9A2, 5.6944% 10/25/34 (j)	332,362	332,917
Granite Master Issuer PLC floater Series 2006-1A Class C2, 5.9925% 12/20/54 (d)(j)	1,200,000	1,199,952
Granite Mortgages PLC floater Series 2004-2 Class 1C, 6.1138% 6/20/44 (j)	137,970	138,034
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3, 4.9591% 11/25/35 (j)	445,000	440,698
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3247% 5/25/17 (j)	1,519,869	1,516,605
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2332% 8/25/17 (j)	1,141,839	1,153,277
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 5.5475% 7/25/30 (j)	1,066,707	1,067,312
Series 2003-E Class XA1, 0.8108% 10/25/28 (j)(l)	6,696,046	46,698
Series 2003-G Class XA1, 1% 1/25/29 (l)	5,887,529	43,958
Series 2003-H Class XA1, 1% 1/25/29 (d)(l)	5,136,313	43,692
Opteum Mortgage Acceptance Corp. Series 2005-3 Class APT, 5.6144% 7/25/35 (j)	1,017,222	1,018,374
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,689,643	1,706,621
Series 2004-SL2 Class A1, 6.5% 10/25/16	209,960	211,847
Series 2004-SL3 Class A1, 7% 8/25/16	2,785,392	2,859,077
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 6.92% 7/10/35 (d)(j)	2,266,086	2,309,633
Class B4, 7.12% 7/10/35 (d)(j)	1,699,564	1,735,782
Class B5, 7.72% 7/10/35 (d)(j)	1,605,144	1,654,008
Class B6, 8.22% 7/10/35 (d)(j)	755,362	772,917
Series 2003-CB1:
Class B3, 6.82% 6/10/35 (d)(j)	792,152	807,418
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater: - continued
Series 2003-CB1:
Class B4, 7.02% 6/10/35 (d)(j)	$ 707,279	$ 722,086
Class B5, 7.62% 6/10/35 (d)(j)	480,950	492,028
Class B6, 8.12% 6/10/35 (d)(j)	287,627	291,562
Series 2004-B:
Class B4, 6.47% 2/10/36 (d)(j)	288,833	294,218
Class B5, 6.92% 2/10/36 (d)(j)	289,772	292,909
Class B6, 7.37% 2/10/36 (d)(j)	96,347	97,123
Series 2004-C:
Class B4, 6.32% 9/10/36 (j)	389,200	393,126
Class B5, 6.72% 9/10/36 (j)	486,501	490,303
Class B6, 7.12% 9/10/36 (j)	97,300	98,055
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 5.7744% 6/25/33 (d)(j)	610,464	613,087
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (d)(l)	17,009,164	65,613
Sequoia Mortgage Trust floater Series 2004-8 Class A2, 5.31% 9/20/34 (j)	790,955	793,047
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.1863% 10/20/35 (j)	355,000	352,298
WaMu Mortgage pass thru certificates:
floater Series 2005-AR13 Class A1C1, 5.5144% 10/25/45 (j)	1,047,659	1,047,898
sequential pay Series 2002-S6 Class A25, 6% 10/25/32	525,589	523,337
Series 2003-AR12 Class A5, 4.043% 2/25/34	5,000,000	4,896,537
WaMu Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	217,001	222,741
Series 2004-RA2 Class 2A, 7% 7/25/33	321,682	326,105
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.458% 9/25/34 (j)	1,539,720	1,534,285
Series 2005-AR10 Class 2A2, 4.1091% 6/25/35 (j)	2,684,046	2,643,140
Series 2005-AR4 Class 2A2, 4.5296% 4/25/35 (j)	2,281,328	2,234,851
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (j)	1,183,096	1,160,309
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (j)	3,615,000	3,585,173
TOTAL PRIVATE SPONSOR		60,014,062
U.S. Government Agency - 2.8%
Fannie Mae planned amortization class Series 2003-39 Class PV, 5.5% 9/25/22	3,045,000	3,046,077
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae Grantor Trust floater Series 2005-90 Class FG, 5.5744% 10/25/35 (j)	$ 5,445,082	$ 5,431,028
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-84 Class GC, 4.5% 5/25/15	1,540,000	1,504,315
Series 2005-67 Class HD, 5.5% 12/25/30	2,835,000	2,826,827
Series 2006-4 Class PB, 6% 9/25/35	2,955,000	3,000,316
sequential pay:
Series 2002-56 Class MC, 5.5% 9/25/17	1,020,180	1,019,672
Series 2004-3 Class BA, 4% 7/25/17	164,662	158,021
Series 2004-45 Class AV, 4.5% 10/25/22	1,355,000	1,336,735
Series 2004-86 Class KC, 4.5% 5/25/19	718,729	693,240
Series 2004-91 Class AH, 4.5% 5/25/29	1,486,912	1,447,194
Freddie Mac planned amortization class:
Series 2104 Class PG, 6% 12/15/28	1,560,075	1,581,572
Series 2356 Class GD, 6% 9/15/16	1,148,463	1,163,141
Series 3033 Class UD, 5.5% 10/15/30	1,075,000	1,073,751
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2363 Class PF, 6% 9/15/16	1,561,217	1,580,434
Series 2702 Class WB, 5% 4/15/17	2,480,000	2,451,050
Series 2952 Class EC, 5.5% 11/15/28	2,785,000	2,780,486
Series 3018 Class UD, 5.5% 9/15/30	1,735,000	1,732,076
Series 3049 Class DB, 5.5% 6/15/31	2,495,000	2,492,070
Series 3102 Class OH, 1/15/36 (m)	1,665,000	1,229,759
sequential pay:
Series 2777 Class AB, 4.5% 6/15/29	3,377,481	3,285,678
Series 2809 Class UA, 4% 12/15/14	966,354	945,004
TOTAL U.S. GOVERNMENT AGENCY		40,778,446
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $101,115,601)		100,792,508
Commercial Mortgage Securities - 7.2%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	59,668	60,110
Series 1997-D5:
Class A2, 6.8216% 2/14/43 (j)	1,230,000	1,327,497
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Asset Securitization Corp.: - continued
Series 1997-D5:
Class A3, 6.8716% 2/14/43 (j)	$ 1,320,000	$ 1,371,150
Class PS1, 1.7254% 2/14/43 (j)(l)	16,306,040	608,546
Banc of America Commercial Mortgage, Inc.:
Series 2002-2 Class XP, 1.7827% 7/11/43 (d)(j)(l)	10,961,126	505,244
Series 2005-1 Class A3, 4.877% 11/10/42	2,090,000	2,065,836
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class C, 5.8% 11/15/15 (d)(j)	32,108	32,112
Class D, 5.88% 11/15/15 (d)(j)	410,000	410,041
Class F, 6.23% 11/15/15 (d)(j)	295,000	295,092
Class H, 6.73% 11/15/15 (d)(j)	265,000	265,096
Class J, 7.28% 11/15/15 (d)(j)	275,000	275,119
Class K, 7.93% 11/15/15 (d)(j)	245,000	243,826
Series 2005-ESHA:
Class E, 5.91% 7/14/20 (d)(j)	725,000	725,904
Class F, 6.08% 7/14/20 (d)(j)	435,000	435,541
Class G, 6.21% 7/14/20 (d)(j)	215,000	215,267
Class H, 6.43% 7/14/20 (d)(j)	290,000	290,360
Series 2005-MIB1:
Class C, 5.64% 3/15/22 (d)(j)	335,000	335,211
Class D, 5.69% 3/15/22 (d)(j)	340,000	340,220
Class F, 5.8% 3/15/22 (d)(j)	330,000	330,214
Class G, 5.86% 3/15/22 (d)(j)	215,000	215,139
Series 2006-ESH:
Class A, 6.19% 7/14/11 (d)(j)	731,304	730,782
Class B, 6.29% 7/14/11 (d)(j)	364,678	364,031
Class C, 6.44% 7/14/11 (d)(j)	730,330	729,810
Class D, 7.07% 7/14/11 (d)(j)	424,462	425,672
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 5.6844% 4/25/34 (d)(j)	1,195,980	1,198,223
Class B, 7.2244% 4/25/34 (d)(j)	125,893	127,152
Class M1, 5.8844% 4/25/34 (d)(j)	125,893	126,286
Class M2, 6.5244% 4/25/34 (d)(j)	62,946	63,615
Series 2004-2 Class A, 5.7544% 8/25/34 (d)(j)	1,191,367	1,195,835
Series 2004-3:
Class A1, 5.6944% 1/25/35 (d)(j)	1,349,456	1,353,673
Class A2, 5.7444% 1/25/35 (d)(j)	198,449	198,821
Class M1, 5.8244% 1/25/35 (d)(j)	238,139	239,479
Class M2, 6.3244% 1/25/35 (d)(j)	158,759	160,694
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bayview Commercial Asset Trust floater: - continued
Series 2005-4A:
Class A2, 5.7144% 1/25/36 (d)(j)	$ 1,809,469	$ 1,811,731
Class B1, 6.7244% 1/25/36 (d)(j)	95,235	96,247
Class M1, 5.7744% 1/25/36 (d)(j)	571,411	573,018
Class M2, 5.7944% 1/25/36 (d)(j)	190,470	191,006
Class M3, 5.8244% 1/25/36 (d)(j)	285,706	286,331
Class M4, 5.9344% 1/25/36 (d)(j)	95,235	95,652
Class M5, 5.9744% 1/25/36 (d)(j)	95,235	95,711
Class M6, 6.0244% 1/25/36 (d)(j)	95,235	95,533
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (d)	770,000	762,739
Series 2003-T12 Class X2, 0.6539% 8/13/39 (d)(j)(l)	6,003,816	116,634
Series 2004-ESA:
Class B, 4.888% 5/14/16 (d)	1,410,000	1,398,459
Class C, 4.937% 5/14/16 (d)	880,000	873,882
Class D, 4.986% 5/14/16 (d)	320,000	318,170
Class E, 5.064% 5/14/16 (d)	995,000	992,241
Class F, 5.182% 5/14/16 (d)	240,000	239,574
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (d)(j)(l)	23,100,985	1,237,360
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.275% 2/12/16 (d)(j)	980,000	1,022,038
COMM floater Series 2002-FL7 Class D, 5.9% 11/15/14 (d)(j)	137,143	137,168
Commercial Mortgage Asset Trust sequential pay Series 1999-C2 Class A1, 7.285% 11/17/32	1,206,899	1,220,974
Commercial Mortgage pass thru certificates floater Series 2005-FL11:
Class B, 5.58% 11/15/17 (d)(j)	619,202	619,397
Class E, 5.72% 11/15/17 (d)(j)	278,009	278,111
Class F, 5.78% 11/15/17 (d)(j)	252,736	252,815
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	1,173,476	1,185,352
Series 1998-C1 Class A1B, 6.48% 5/17/40	2,628,462	2,670,232
Series 1999-C1 Class A2, 7.29% 9/15/41	7,382,723	7,701,328
Series 1997-C2 Class D, 7.27% 1/17/35	755,000	779,959
Series 2001-CK6 Class AX, 0.645% 9/15/18 (l)	32,686,490	954,658
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	635,000	657,146
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	$ 3,836,541	$ 3,874,262
Series 2000-CF1:
Class A1A, 7.45% 6/10/33	78,674	78,576
Class A1B, 7.62% 6/10/33	1,855,000	1,991,791
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class G, 6.936% 3/15/33 (d)	565,000	597,952
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	317,236	319,658
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.4582% 5/15/33 (d)(j)(l)	22,015,885	726,676
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (d)	33,955	33,920
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8831% 10/16/23 (j)	272,281	276,744
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,030,000	1,944,859
Series 2003-47 Class C, 4.227% 10/16/27	2,907,731	2,828,827
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,855,727
Series 2003-47 Class XA, 0.1774% 6/16/43 (j)(l)	7,674,143	427,658
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.7177% 12/10/41 (j)(l)	12,815,208	298,837
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class XP, 0.803% 8/10/42 (d)(j)(l)	59,995,289	1,726,364
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	1,560,000	1,526,579
Series 2001-LIBA Class C, 6.733% 2/14/16 (d)	815,000	860,260
Series 2005-GG4 Class XP, 0.7347% 7/10/39 (d)(j)(l)	47,170,000	1,419,987
Series 2006-GG6 Class A2, 5.506% 4/10/38 (j)	2,895,000	2,918,370
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	112,912	112,770
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (d)	1,080,600	1,121,412
Series 2000-HLTA Class D, 7.555% 10/3/15 (d)	1,405,000	1,491,540
Host Marriott Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (d)	530,000	557,960
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1 Class X2, 0.9934% 1/15/38 (d)(j)(l)	4,615,357	149,486
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2005-C3 Class A2, 4.553% 7/15/30	$ 940,000	$ 919,732
Series 2001-C3 Class B, 6.512% 6/15/36	1,065,000	1,120,528
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (d)	4,000,000	3,688,352
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class J, 7.38% 12/16/14 (d)(j)	1,480,000	1,479,738
Class K1, 7.88% 12/16/14 (d)(j)	770,000	769,231
Merrill Lynch Mortgage Trust sequential pay:
Series 2005-CIP1 Class A2, 4.96% 7/12/38	625,000	618,241
Series 2005-MCP1 Class A2, 4.556% 6/12/43	1,155,000	1,127,025
Morgan Stanley Capital I Trust Series 2006-T23 Class A1, 5.682% 8/12/41	830,000	841,986
Morgan Stanley Capital I, Inc. Series 2005-IQ9 Class X2, 1.069% 7/15/56 (d)(j)(l)	15,283,121	641,990
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/15/31	1,360,568	1,392,781
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	1,130,748	1,143,608
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (d)	2,500,000	2,533,363
TrizecHahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (d)	2,004,216	2,026,194
Class C4, 6.893% 5/15/16 (d)	8,000,000	8,451,925
Wachovia Bank Commercial Mortgage Trust sequential pay:
Series 2003-C7 Class A1, 4.241% 10/15/35 (d)	2,688,619	2,612,331
Series 2003-C8 Class A3, 4.445% 11/15/35	4,050,000	3,930,291
Series 2006-C27 Class A2, 5.624% 7/15/45	2,000,000	2,024,920
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $109,634,001)		107,387,515
Foreign Government and Government Agency Obligations - 0.4%

Israeli State 4.625% 6/15/13	480,000	453,564
United Mexican States:
5.875% 1/15/14	1,345,000	1,368,538
7.5% 1/14/12	3,650,000	3,991,275
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,424,270)		5,813,377
Fixed-Income Funds - 15.7%
	Shares	Value (Note 1)
Fidelity Specialized High Income Central Investment Portfolio (k)	150,068	$ 14,777,196
Fidelity Ultra-Short Central Fund (k)	2,199,447	218,844,967
TOTAL FIXED-INCOME FUNDS (Cost $233,482,773)		233,622,163
Preferred Securities - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (j) (Cost $2,030,000)	$ 2,030,000	2,044,997
Cash Equivalents - 9.6%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations) in a joint trading account at:
5.29%, dated 8/31/06 due 9/1/06	$ 18,033,648	18,031,000
5.29%, dated 8/31/06 due 9/1/06 (a)	124,664,316	124,646,000
TOTAL CASH EQUIVALENTS (Cost $142,677,000)		142,677,000
TOTAL INVESTMENT PORTFOLIO - 111.0% (Cost $1,664,374,589)		1,648,775,703
NET OTHER ASSETS - (11.0)%		(163,249,108)
NET ASSETS - 100%		$ 1,485,526,595
Swap Agreements
	Expiration Date	Notional Amount	Value
Credit Default Swaps

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 400,000	$ 6,363
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 8.8244% 8/25/34	Sept. 2034	409,000	4,854
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	409,000	5,115
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	409,000	6,008
Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34	Dec. 2034	625,000	775
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .56% and pay Bank of America upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional of Ameriquest Mortgage Securities, Inc. 6.835% 9/25/34

	Oct. 2034	$ 1,900,000	$ (2,849)
Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35	Feb. 2035	600,000	352
Receive monthly notional amount multiplied by .82% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	409,000	1,547
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	600,000	1,035
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	409,000	1,510
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	409,000	3,049
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	370,000	513
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 409,000	$ 1,121
Receive monthly notional amount multiplied by 2% and pay Goldman Sachs upon default event of Long Beach Mortgage Loan Trust, par value of the notional amount of Long Beach Mortgage Loan Trust 7.14% 8/25/36	Sept. 2036	1,000,000	(521)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon default event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	51,543	366
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	162,288	505
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	129,270	244
Receive monthly notional amount multiplied by 2.7% and pay Merrill Lynch, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.4606% 5/25/35	June 2035	2,410,000	(1,530)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon default event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	409,000	4,853
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 4 Index, par value of the proportional notional amount (h)

	June 2010	$ 10,000,000	$ 21,027
Receive quarterly a fixed rate of .45% multiplied by the notional amount and pay to Goldman Sachs, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 5 Index, par value of the proportional notional amount (i)	Dec. 2010	15,000,000	62,702
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (g)	March 2010	6,373,600	46,766
Receive quarterly a fixed rate of .7% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (g)	March 2015	6,373,600	54,983
Receive quarterly notional amount multiplied by .285% and pay Deutsche Bank upon default event of ConocoPhillips, par value of the notional amount of ConocoPhillips 4.75% 10/15/12	Sept. 2011	3,300,000	(6,796)
Receive quarterly notional amount multiplied by .30% and pay Deutsche Bank upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	2,315,000	5,718
Receive quarterly notional amount multiplied by .30% and pay Goldman Sachs upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	1,690,000	4,174
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10

	Sept. 2010	$ 1,600,000	$ 5,833
Receive quarterly notional amount multiplied by .37% and pay Goldman Sachs upon default event of Pacific Gas & Electric Co., par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	1,380,000	6,471
Receive quarterly notional amount multiplied by .37% and pay Morgan Stanley, Inc. upon default event of Pacific Gas & Electric Co. par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	1,000,000	4,689
Receive semi-annually notional amount multiplied by .5% and pay Credit Suisse First Boston upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	1,060,000	4,328
Receive semi-annually notional amount multiplied by .5% and pay Deutsche Bank upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	1,895,000	7,556
TOTAL CREDIT DEFAULT SWAPS		$ 63,507,301	$ 250,761
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	$ 6,425,000	$ (163,979)
Receive semi-annually a fixed rate equal to 4.708% and pay quarterly a floating rate based on 3-month LIBOR with Citibank	Jan. 2009	40,000,000	(470,501)
Receive semi-annually a fixed rate equal to 4.7515% and pay quarterly a floating rate based on 3-month LIBOR with UBS	Jan. 2009	30,000,000	(321,352)
Receive semi-annually a fixed rate equal to 4.756% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Jan. 2009	50,000,000	(539,956)
Receive semi-annually a fixed rate equal to 4.8575% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	14,440,000	(117,368)
Receive semi-annually a fixed rate equal to 4.921% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	47,300,000	(313,093)
Receive semi-annually a fixed rate equal to 5.3315% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2011	15,000,000	286,646
TOTAL INTEREST RATE SWAPS		203,165,000	(1,639,603)
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 7.5 basis points with Lehman Brothers, Inc.	Feb. 2007	5,400,000	26,465
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Citibank	Sept. 2006	5,900,000	64,134
TOTAL TOTAL RETURN SWAPS		11,300,000	90,599
		$ 277,972,301	$ (1,298,243)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $132,877,665 or 8.9% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $1,617,446.
(g) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(h) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(i) Dow Jones CDX N.A. Investment Grade 5 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(m) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Ten months ended August 31, 2006 Income earned	Year ended October 31, 2005 Income earned
Fidelity Specialized High Income Central Investment Portfolio	$ 827,306	$ 91,309
Fidelity Ultra-Short Central Fund	8,964,644	6,181,659
Total	$ 9,791,950	$ 6,272,968

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund	Value at October 31, 2005	Purchases	Sales Proceeds	Value at August 31, 2006	% ownership, end of period
Fidelity Specialized High Income Central Investment Portfolio	$ 14,756,186	$ -	$ -	$ 14,777,196	7.1%
Fidelity Ultra-Short Central Fund	198,736,992	19,999,008	-	218,844,967	2.6%
Total	$ 213,493,178	$ 19,999,008	$ -	$ 233,622,163
Income Tax Information
At August 31, 2006, the fund had a capital loss carryforward of approximately $8,297,852 all of which will expire on August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2006

Assets
Investment in securities, at value (including securities loaned of $122,202,226 and repurchase agreements of $142,677,000) - See accompanying schedule: Unaffiliated issuers (cost $1,430,891,816)	$ 1,415,153,540
Affiliated Central Funds (cost $233,482,773)	233,622,163
Total Investments (cost $1,664,374,589)		$ 1,648,775,703
Receivable for investments sold Regular delivery		96,713
Delayed delivery		2,395,101
Receivable for swap agreements		18,792
Receivable for fund shares sold		2,030,172
Interest receivable		12,576,716
Prepaid expenses		1,403
Total assets		1,665,894,600

Liabilities
Payable to custodian bank	$ 8,269
Payable for investments purchased Regular delivery	3,522,612
Delayed delivery	41,333,700
Payable for fund shares redeemed	8,221,126
Distributions payable	322,659
Swap agreements, at value	1,298,243
Accrued management fee	397,750
Distribution fees payable	236,341
Other affiliated payables	298,557
Other payables and accrued expenses	82,498
Collateral on securities loaned, at value	124,646,250
Total liabilities		180,368,005

Net Assets		$ 1,485,526,595
Net Assets consist of:
Paid in capital		$ 1,507,553,604
Undistributed net investment income		2,339,755
Accumulated undistributed net realized gain (loss) on investments		(7,559,234)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,807,530)
Net Assets		$ 1,485,526,595

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($229,490,099 ÷ 21,288,032 shares)	$ 10.78

Maximum offering price per share (100/96.25 of $10.78)	$ 11.20
Class T: Net Asset Value and redemption price per share ($563,676,618 ÷ 52,264,217 shares)	$ 10.79

Maximum offering price per share (100/97.25 of $10.79)	$ 11.10
Class B: Net Asset Value and offering price per share ($46,343,760 ÷ 4,303,055 shares)A	$ 10.77

Class C: Net Asset Value and offering price per share ($63,946,102 ÷ 5,941,971 shares)A	$ 10.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($582,070,016 ÷ 53,888,074 shares)	$ 10.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Ten months ended August 31, 2006	Year ended October 31, 2005

Investment Income
Dividends	$ 45,804	$ -
Interest	52,119,740	55,137,437
Income from affiliated Central Funds	9,791,950	6,272,968
Total income	61,957,494	61,410,405

Expenses
Management fee	$ 3,939,361	$ 5,311,476
Transfer agent fees	2,547,127	2,951,330
Distribution fees	2,483,300	3,629,988
Accounting and security lending fees	443,074	512,735
Independent trustees' compensation	4,865	6,561
Custodian fees and expenses	48,816	51,161
Registration fees	86,508	123,291
Audit	72,045	69,709
Legal	6,848	4,710
Miscellaneous	40,343	142,376
Total expenses before reductions	9,672,287	12,803,337
Expense reductions	(37,250)	(27,914)
Total expenses	9,635,037	12,775,423
Net investment income	52,322,457	48,634,982
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,703,762)	7,057,232
Futures contracts	-	642,445
Swap agreements	(2,319,830)	195,608
Total net realized gain (loss)	(10,023,592)	7,895,285
Change in net unrealized appreciation (depreciation) on: Investment securities	3,266,352	(47,434,544)
Assets and liabilities in foreign currencies	(2,781)	-
Futures contracts	-	(775,947)
Swap agreements	799,763	(2,729,000)
Total change in net unrealized appreciation (depreciation)	4,063,334	(50,939,491)
Net gain (loss)	(5,960,258)	(43,044,206)
Net increase (decrease) in net assets resulting from operations	$ 46,362,199	$ 5,590,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Ten months ended August 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 52,322,457	$ 48,634,982	$ 43,185,408
Net realized gain (loss)	(10,023,592)	7,895,285	21,665,513
Change in net unrealized appreciation (depreciation)	4,063,334	(50,939,491)	(7,465,222)
Net increase (decrease) in net assets resulting from operations	46,362,199	5,590,776	57,385,699
Distributions to shareholders from net investment income	(51,890,296)	(46,348,627)	(43,133,805)
Distributions to shareholders from net realized gain	(6,729,699)	(17,912,078)	(11,494,932)
Total distributions	(58,619,995)	(64,260,705)	(54,628,737)
Share transactions - net increase (decrease)	43,358,947	165,772,627	42,753,199
Total increase (decrease) in net assets	31,101,151	107,102,698	45,510,161

Net Assets
Beginning of period	1,454,425,444	1,347,322,746	1,301,812,585
End of period (including undistributed net investment income of $2,339,755, $5,771,423 and $4,872,342, respectively)	$ 1,485,526,595	$ 1,454,425,444	$ 1,347,322,746

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$ 11.01	$ 10.30
Income from Investment Operations
Net investment income E	.385	.397	.385	.420	.521 I	.619
Net realized and unrealized gain (loss)	(.043)	(.338)	.120	.254	.055 I	.713
Total from investment operations	.342	.059	.505	.674	.576	1.332
Distributions from net investment income	(.382)	(.379)	(.385)	(.414)	(.526)	(.622)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.432)	(.529)	(.485)	(.414)	(.526)	(.622)
Net asset value, end of period	$ 10.78	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$ 11.01
Total Return B, C, D	3.23%	.54%	4.58%	6.16%	5.44%	13.28%
Ratios to Average Net Assets F, H
Expenses before reductions	.75% A	.81%	.84%	.81%	.83%	.83%
Expenses net of fee waivers, if any	.75% A	.81%	.84%	.81%	.83%	.83%
Expenses net of all reductions	.74% A	.80%	.84%	.81%	.82%	.82%
Net investment income	4.30% A	3.60%	3.42%	3.72%	4.82% I	5.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 229,490	$ 219,441	$ 186,748	$ 166,701	$ 133,236	$ 92,027
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$ 11.02	$ 10.31
Income from Investment Operations
Net investment income E	.377	.386	.374	.408	.508 I	.603
Net realized and unrealized gain (loss)	(.043)	(.338)	.130	.253	.044 I	.713
Total from investment operations	.334	.048	.504	.661	.552	1.316
Distributions from net investment income	(.374)	(.368)	(.374)	(.401)	(.512)	(.606)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.424)	(.518)	(.474)	(.401)	(.512)	(.606)
Net asset value, end of period	$ 10.79	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$ 11.02
Total Return B, C, D	3.15%	.43%	4.56%	6.03%	5.21%	13.11%
Ratios to Average Net Assets F, H
Expenses before reductions	.84% A	.91%	.95%	.93%	.95%	.97%
Expenses net of fee waivers, if any	.84% A	.91%	.95%	.93%	.95%	.97%
Expenses net of all reductions	.83% A	.91%	.95%	.93%	.95%	.97%
Net investment income	4.21% A	3.49%	3.32%	3.60%	4.70% I	5.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 563,677	$ 622,245	$ 680,947	$ 711,263	$ 684,618	$ 546,276
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$ 11.01	$ 10.30
Income from Investment Operations
Net investment income E	.316	.310	.295	.331	.436 I	.534
Net realized and unrealized gain (loss)	(.043)	(.338)	.120	.253	.044 I	.713
Total from investment operations	.273	(.028)	.415	.584	.480	1.247
Distributions from net investment income	(.313)	(.292)	(.295)	(.324)	(.440)	(.537)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.363)	(.442)	(.395)	(.324)	(.440)	(.537)
Net asset value, end of period	$ 10.77	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$ 11.01
Total Return B, C, D	2.57%	(.25)%	3.75%	5.32%	4.52%	12.40%
Ratios to Average Net Assets F, H
Expenses before reductions	1.52% A	1.61%	1.66%	1.60%	1.61%	1.62%
Expenses net of fee waivers, if any	1.52% A	1.60%	1.65%	1.60%	1.61%	1.62%
Expenses net of all reductions	1.52% A	1.60%	1.65%	1.60%	1.61%	1.62%
Net investment income	3.52% A	2.80%	2.62%	2.92%	4.03% I	5.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,344	$ 73,017	$ 118,751	$ 154,697	$ 178,062	$ 113,424
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$ 11.00	$ 10.29
Income from Investment Operations
Net investment income E	.308	.301	.289	.322	.428 I	.525
Net realized and unrealized gain (loss)	(.042)	(.337)	.120	.254	.044 I	.716
Total from investment operations	.266	(.036)	.409	.576	.472	1.241
Distributions from net investment income	(.306)	(.284)	(.289)	(.316)	(.432)	(.531)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.356)	(.434)	(.389)	(.316)	(.432)	(.531)
Net asset value, end of period	$ 10.76	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$ 11.00
Total Return B, C, D	2.51%	(.33)%	3.70%	5.26%	4.45%	12.34%
Ratios to Average Net Assets F, H
Expenses before reductions	1.60% A	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of fee waivers, if any	1.60% A	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of all reductions	1.60% A	1.67%	1.70%	1.67%	1.68%	1.69%
Net investment income	3.45% A	2.73%	2.57%	2.86%	3.96% I	4.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,946	$ 74,522	$ 91,149	$ 113,849	$ 98,158	$ 63,538
Portfolio turnover rate G	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central funds.

G Amounts do not include the portfolio activity of the affiliated central funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$ 11.03	$ 10.32
Income from Investment Operations
Net investment income D	.401	.417	.400	.437	.539 H	.638
Net realized and unrealized gain (loss)	(.043)	(.339)	.122	.254	.053 H	.711
Total from investment operations	.358	.078	.522	.691	.592	1.349
Distributions from net investment income	(.398)	(.398)	(.402)	(.431)	(.542)	(.639)
Distributions from net realized gain	(.050)	(.150)	(.100)	-	-	-
Total distributions	(.448)	(.548)	(.502)	(.431)	(.542)	(.639)
Net asset value, end of period	$ 10.80	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$ 11.03
Total Return B, C	3.37%	.71%	4.72%	6.30%	5.59%	13.45%
Ratios to Average Net Assets E, G
Expenses before reductions	.57% A	.63%	.70%	.66%	.67%	.66%
Expenses net of fee waivers, if any	.57% A	.63%	.70%	.66%	.67%	.66%
Expenses net of all reductions	.57% A	.63%	.70%	.66%	.67%	.66%
Net investment income	4.48% A	3.77%	3.57%	3.87%	4.97% H	5.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 582,070	$ 465,201	$ 269,727	$ 155,302	$ 114,546	$ 91,168
Portfolio turnover rate F	43% A	73%	96%	108%	121%	112%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central funds.

F Amounts do not include the portfolio activity of the affiliated central funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) and fixed-income Central Investment Portfolios (CIPs), collectively referred to as the Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Funds:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended August 31, 2006 and the one year period ended October 31, 2005.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from CIPs), deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,443,827
Unrealized depreciation	(21,352,097)
Net unrealized appreciation (depreciation)	(11,908,270)
Capital loss carryforward	(8,297,852)

Cost for federal income tax purposes	$ 1,660,683,973

The tax character of distributions paid was as follows:

	Ten months ended August 31, 2006	October 31, 2005	October 31, 2004
Ordinary Income	$ 51,890,296	$ 48,736,904	$ 43,133,805
Long-term Capital Gains	6,729,699	15,523,801	11,494,932
Total	$ 58,619,995	$ 64,260,705	$ 54,628,737

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $273,603,147 and $180,825,551, respectively, for the ten month period ended August 31, 2006.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and October 31, 2005, the management fee was equivalent to an annualized rate of .32% and an annual rate of .38%, respectively, of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the periods ended August 31, 2006 and October 31, 2005, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

			Ten months ended August 31, 2006		October 31, 2005
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 289,878	$ 14,288	$ 294,649	$ 880
Class T	0%	.25%	1,194,634	1,581	1,651,030	4,812
Class B	.65%	.25%	435,144	314,581	844,258	610,620
Class C	.75%	.25%	563,644	42,421	840,051	82,422
			$ 2,483,300	$ 372,871	$ 3,629,988	$ 698,734

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, .75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the ten month period ended August 31, 2006, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,489
Class T	9,582
Class B*	57,634
Class C*	8,677
$ 116,382

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and October 31, 2005, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Ten months ended August 31, 2006		October 31, 2005
	Amount	% of Average Net Assets*	Amount	% of Average Net Assets
Class A	$ 425,128.22		$ 417,835.21
Class T	1,002,994.21		1,414,953.21
Class B	119,063.25		240,686.26
Class C	127,066.23		187,675.22
Institutional Class	872,876.19		690,181.19
	$ 2,547,127		$ 2,951,330

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund may also invest in CIPs managed by FIMM, or Fidelity Management & Research Company Inc. (FMRC), each an affiliate of FMR.

The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.

The Fund's Schedule of Investments lists the Central Funds as an investment of the Fund but does not include the underlying holdings of the Central Funds. Based on their investment objectives, the Central Funds may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Funds and the Fund.

A complete unaudited list of holdings for the Central Funds, as of the Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Funds financial statements which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and October 31, 2005, amounted to $2,369 and $2,681, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities for the periods ended August 31, 2006 and October 31, 2005, amounted to $56,508 and $26,456, respectively.

7. Expense Reductions.

FMR voluntarily agreed to reimburse Class B to the extent annual operating expenses exceeded certain levels of average net assets. During the period ended October 31, 2005, these levels ranged between 1.65% and 1.58%. The expense limitation in effect at period end was 1.58%. Some expenses, for example interest expense, are excluded from this reimbursement. During the period ended October 31, 2005, reimbursement reduced the expenses of Class B by $10,942.

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the periods ended August 31, 2006 and October 31, 2005, these credits reduced the Fund's custody expenses by $7,345 and $4,115, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

	Ten months ended August 31, 2006	October 31, 2005
	Transfer Agent expense reduction	Transfer Agent expense reduction
Class A	$ 8,121	$ 3,565
Class T	21,006	9,195
Class C	778	97
	$ 29,905	$ 12,857

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
From net investment income
Class A	$ 8,237,954	$ 6,750,916	$ 5,915,915
Class T	20,024,907	21,938,255	22,901,690
Class B	1,706,342	2,468,615	3,459,536
Class C	1,937,516	2,155,983	2,570,379
Institutional Class	19,983,577	13,034,858	8,286,285
Total	$ 51,890,296	$ 46,348,627	$ 43,133,805

From net realized gain
Class A	$ 1,020,134	$ 2,485,599	$ 1,464,510
Class T	2,809,300	8,985,225	6,264,742
Class B	314,308	1,506,398	1,325,653
Class C	331,629	1,194,745	978,409
Institutional Class	2,254,328	3,740,111	1,461,618
Total	$ 6,729,699	$ 17,912,078	$ 11,494,932

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	8,278,094	8,880,810	7,744,377
Reinvestment of distributions	742,446	712,081	582,634
Shares redeemed	(7,918,238)	(5,873,872)	(6,592,886)
Net increase (decrease)	1,102,302	3,719,019	1,734,125
Class T
Shares sold	13,931,574	17,421,833	21,723,985
Reinvestment of distributions	2,015,582	2,664,683	2,460,610
Shares redeemed	(20,897,941)	(22,891,513)	(26,997,272)
Net increase (decrease)	(4,950,785)	(2,804,997)	(2,812,677)
Class B
Shares sold	671,993	796,684	1,709,158
Reinvestment of distributions	158,557	293,999	334,596
Shares redeemed	(3,250,226)	(4,848,523)	(5,246,363)
Net increase (decrease)	(2,419,676)	(3,757,840)	(3,202,609)
Class C
Shares sold	883,428	1,502,035	1,869,844
Reinvestment of distributions	176,528	254,887	258,123
Shares redeemed	(1,984,475)	(2,940,524)	(4,154,782)
Net increase (decrease)	(924,519)	(1,183,602)	(2,026,815)
Institutional Class
Shares sold	18,293,682	21,107,727	17,324,462
Reinvestment of distributions	2,006,280	1,430,815	745,564
Shares redeemed	(9,124,283)	(3,567,194)	(8,029,624)
Net increase (decrease)	11,175,679	18,971,348	10,040,402
	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	$ 88,900,621	$ 98,032,653	$ 87,127,693
Reinvestment of distributions	7,978,925	7,878,261	6,563,346
Shares redeemed	(85,054,294)	(64,959,678)	(74,002,402)
Net increase (decrease)	$ 11,825,252	$ 40,951,236	$ 19,688,637

Annual Report

10. Share Transactions - continued

	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class T
Shares sold	$ 149,419,842	$ 192,781,788	$ 245,032,503
Reinvestment of distributions	21,688,566	29,505,458	27,731,765
Shares redeemed	(224,614,505)	(253,165,506)	(304,328,408)
Net increase (decrease)	$ (53,506,097)	$ (30,878,260)	$ (31,564,140)
Class B
Shares sold	$ 7,195,245	$ 8,809,947	$ 19,232,641
Reinvestment of distributions	1,704,584	3,254,211	3,766,954
Shares redeemed	(34,885,370)	(53,542,026)	(58,993,326)
Net increase (decrease)	$ (25,985,541)	$ (41,477,868)	$ (35,993,731)
Class C
Shares sold	$ 9,467,312	$ 16,597,884	$ 21,049,741
Reinvestment of distributions	1,895,452	2,818,224	2,904,240
Shares redeemed	(21,287,935)	(32,438,326)	(46,673,540)
Net increase (decrease)	$ (9,925,171)	$ (13,022,218)	$ (22,719,559)
Institutional Class
Shares sold	$ 197,223,981	$ 233,901,844	$ 195,489,587
Reinvestment of distributions	21,595,701	15,843,665	8,407,041
Shares redeemed	(97,869,178)	(39,545,772)	(90,554,636)
Net increase (decrease)	$ 120,950,504	$ 210,199,737	$ 113,341,992

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 20, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Intermediate Bond (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present) and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Intermediate Bond. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Ford O'Neil (44)

Year of Election or Appointment: 2004

Vice President of Advisor Intermediate Bond. Mr. O'Neil also serves as also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Intermediate Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Intermediate Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of 16.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $37,409,336 of distributions paid during the period January 1, 2006 to August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Intermediate Bond Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Intermediate Bond Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005. The Board considered that each class's total expenses reflect the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

LTBI-UANN-1006
1.784753.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity

Mortgage Securities

Fund

(A Class of Fidelity® Advisor Mortgage
Securities Fund)

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Mortgage Securities Fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and Fidelity Mortgage Securities Fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Mortgage Securities Fund	2.53%	4.69%	6.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Mortgage Securities Fund on August 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Mortgage-Backed Securities Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity Mortgage Securities Fund during the period covered by this report

Though volatile, the investment-grade bond market was positive for the year ending August 31, 2006. Bonds sank in the first two months of the period after Gulf Coast hurricanes sent energy prices soaring, prompting fears of heightened inflation. However, core inflation readings - which strip out food and energy prices - remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But bonds fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. In all, the Fed raised interest rates seven times during the past year. Bonds rose again in July and August, though, after the Fed hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the year overall according the Lehman Brothers® Aggregate Bond Index.

Fidelity Mortgage Securities Fund returned 2.53% for the 12 months ending August 31, 2006 - the fund's new fiscal year end - while the Lehman Brothers Mortgage-Backed Securities Index returned 2.92%. For the 10 months ending August 31, 2006 - the period since the fund's previous annual report - Fidelity Mortgage Securities Fund gained 3.80% and the Lehman Brothers index rose 4.19%. During the past year, the fund's returns relative to the index were boosted by holdings in securities that performed better than plain-vanilla 30-year pass-through securities - in which we were underweighted - including collateralized mortgage obligations (CMOs). We held CMOs not only directly, but also indirectly through our investment in the Fidelity® Ultra-Short Central Fund, an allocation that also benefited the fund's returns. Advantageous security selection and exposure to adjustable-rate mortgages and securities issued by private companies also worked in our favor. In contrast, underweighting securities made up of loans with coupons of 5.5% to 6.0% hurt, as they outpaced the overall pass-through market.

Note to shareholders: Brett Kozlowski will become Portfolio Manager of the fund on October 2, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Class A
Actual	$ 1,000.00	$ 1,016.50	$ 3.71
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
Class T
Actual	$ 1,000.00	$ 1,017.10	$ 4.07
HypotheticalA	$ 1,000.00	$ 1,021.17	$ 4.08
Class B
Actual	$ 1,000.00	$ 1,012.70	$ 7.51
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Class C
Actual	$ 1,000.00	$ 1,012.30	$ 7.91
HypotheticalA	$ 1,000.00	$ 1,017.34	$ 7.93
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,017.90	$ 2.29
HypotheticalA	$ 1,000.00	$ 1,022.94	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 1,018.50	$ 2.65
HypotheticalA	$ 1,000.00	$ 1,022.58	$ 2.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.73%
Class T	.80%
Class B	1.48%
Class C	1.56%
Fidelity Mortgage Securities Fund	.45%
Institutional Class	.52%

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published semiannual report.

Coupon Distribution as of August 31, 2006
	% of fund's investments	% of fund's investments 4 months ago
Less than 4%	1.9	2.2
4 - 4.99%	9.2	15.6
5 - 5.99%	60.0	60.1
6 - 6.99%	18.4	15.2
7% and over	3.1	3.2
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of August 31, 2006
4 months ago
Years	4.4	5.7
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	3.7	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006*		As of April 30, 2006**
	Mortgage Securities 85.1%		Mortgage Securities 85.5%
	Corporate Bonds 1.7%		Corporate Bonds 1.0%
	CMOs and Other Mortgage Related Securities 21.1%		CMOs and Other Mortgage Related Securities 17.8%
	U.S. Government Agency Obligations 0.2%		U.S. Government Agency Obligations 0.2%
	Asset-Backed Securities 8.8%		Asset-Backed Securities 8.3%
	Short-Term Investments and Net Other Assets(dagger) (16.9)%		Short-Term Investments and Net Other Assets(dagger) (12.8)%
* Foreign investments	4.1%	** Foreign investments	3.7%
* Futures and Swaps	4.2%	** Futures and Swaps	5.3%

8 Short-term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.
For an unaudited list of holdings for each fixed-income central fund, visit fidelity.com. and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 85.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 59.4%
3.744% 1/1/35 (d)	$ 409	$ 403
3.748% 12/1/34 (d)	308	303
3.757% 10/1/33 (d)	275	270
3.788% 6/1/34 (d)	1,278	1,244
3.796% 12/1/34 (d)	62	61
3.81% 6/1/33 (d)	218	214
3.834% 1/1/35 (d)	770	757
3.839% 11/1/34 (d)	1,550	1,538
3.846% 1/1/35 (d)	248	244
3.851% 10/1/33 (d)	6,591	6,475
3.866% 1/1/35 (d)	472	465
3.88% 6/1/33 (d)	1,082	1,065
3.898% 10/1/34 (d)	297	295
3.905% 12/1/34 (d)	244	241
3.938% 11/1/34 (d)	506	501
3.941% 5/1/34 (d)	91	91
3.952% 1/1/35 (d)	324	321
3.954% 12/1/34 (d)	252	250
3.955% 12/1/34 (d)	1,711	1,693
3.957% 5/1/33 (d)	102	100
3.992% 1/1/35 (d)	207	205
3.996% 12/1/34 (d)	163	161
3.996% 12/1/34 (d)	300	297
3.998% 2/1/35 (d)	234	231
4% 6/1/18 to 5/1/19	19,286	18,205
4.022% 1/1/35 (d)	456	451
4.029% 1/1/35 (d)	132	130
4.034% 10/1/18 (d)	240	236
4.037% 1/1/35 (d)	184	182
4.041% 2/1/35 (d)	212	209
4.052% 12/1/34 (d)	456	453
4.058% 1/1/35 (d)	428	423
4.079% 2/1/35 (d)	428	423
4.082% 4/1/33 (d)	94	93
4.083% 2/1/35 (d)	150	149
4.086% 2/1/35 (d)	168	166
4.094% 11/1/34 (d)	344	341
4.102% 2/1/35 (d)	788	782
4.108% 1/1/35 (d)	478	473
4.114% 1/1/35 (d)	448	444
4.116% 2/1/35 (d)	534	528
4.126% 1/1/35 (d)	794	786
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.143% 2/1/35 (d)	$ 427	$ 422
4.144% 1/1/35 (d)	720	715
4.156% 1/1/35 (d)	832	828
4.171% 1/1/35 (d)	598	584
4.181% 10/1/34 (d)	700	697
4.181% 11/1/34 (d)	109	108
4.187% 1/1/35 (d)	397	393
4.202% 1/1/35 (d)	263	261
4.25% 2/1/35 (d)	294	287
4.272% 3/1/35 (d)	268	265
4.274% 2/1/35 (d)	161	160
4.275% 8/1/33 (d)	552	546
4.282% 7/1/34 (d)	204	204
4.287% 12/1/34 (d)	158	156
4.306% 5/1/35 (d)	376	372
4.313% 3/1/33 (d)	145	142
4.35% 1/1/35 (d)	303	297
4.356% 4/1/35 (d)	164	163
4.362% 2/1/34 (d)	643	635
4.39% 11/1/34 (d)	3,444	3,446
4.394% 5/1/35 (d)	837	831
4.396% 2/1/35 (d)	432	423
4.423% 10/1/34 (d)	1,280	1,278
4.426% 1/1/35 (d)	344	341
4.438% 3/1/35 (d)	399	391
4.456% 8/1/34 (d)	851	841
4.464% 5/1/35 (d)	282	280
4.494% 1/1/35 (d)	376	373
4.497% 8/1/34 (d)	533	537
4.5% 4/1/18 to 6/1/35	134,824	127,172
4.532% 2/1/35 (d)	1,741	1,729
4.539% 7/1/35 (d)	1,021	1,012
4.54% 2/1/35 (d)	268	266
4.554% 2/1/35 (d)	189	187
4.727% 7/1/34 (d)	809	802
4.778% 12/1/34 (d)	299	296
4.803% 12/1/32 (d)	377	377
5% 9/1/16 to 12/1/34	103,911	101,772
5% 9/1/36 (b)	78,531	75,255
5% 9/1/36 (b)	102,043	97,785
5% 9/1/36 (b)	46,000	44,081
5% 9/1/36 (b)	9,370	8,979
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
5% 9/1/36 (b)	$ 60,000	$ 57,497
5.091% 5/1/35 (d)	1,823	1,822
5.196% 6/1/35 (d)	1,271	1,271
5.5% 1/1/09 to 2/1/36	207,308	205,396
5.5% 9/1/36 (b)(c)	45,539	44,704
5.5% 9/1/36 (b)(c)	67,281	66,048
5.916% 1/1/36 (d)	915	923
6% 4/1/08 to 6/1/35	114,904	115,820
6% 9/1/21 (b)	9,970	10,085
6% 9/1/21 (b)	2,420	2,448
6% 9/1/36 (b)	7,522	7,531
6.5% 2/1/20 to 12/1/35	67,995	69,299
7% 3/1/17 to 7/1/33	7,058	7,272
7.5% 4/1/22 to 9/1/32	3,778	3,910
8% 7/1/08 to 12/1/29	19	20
8.5% 1/1/16 to 7/1/31	352	379
9% 6/1/09 to 10/1/30	921	998
9.5% 11/1/09 to 8/1/22	154	168
11% 8/1/10	65	69
12.25% 5/1/13 to 5/1/15	35	39
12.5% 8/1/15 to 3/1/16	41	47
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	32	38
		1,113,378
Freddie Mac - 22.1%
4% 4/1/19	5,391	5,083
4.043% 12/1/34 (d)	298	294
4.097% 12/1/34 (d)	442	436
4.124% 1/1/35 (d)	376	371
4.256% 3/1/35 (d)	375	371
4.298% 5/1/35 (d)	666	658
4.301% 12/1/34 (d)	419	409
4.326% 2/1/35 (d)	784	774
4.328% 1/1/35 (d)	885	874
4.438% 2/1/34 (d)	390	384
4.443% 3/1/35 (d)	405	396
4.454% 6/1/35 (d)	593	586
4.458% 3/1/35 (d)	462	451
4.5% 9/1/18 to 8/1/33	9,931	9,445
4.546% 2/1/35 (d)	671	658
5% 7/1/33 to 9/1/35	125,828	120,703
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
5.003% 4/1/35 (d)	$ 2,036	$ 2,027
5.5% 6/1/09 to 10/1/35	70,161	69,420
5.5% 9/1/36 (b)	56,400	55,413
5.5% 9/1/36 (b)	100,830	99,065
5.504% 8/1/33 (d)	174	175
6% 5/1/16 to 10/1/34	13,207	13,313
6.5% 4/1/21 to 12/1/33	16,523	16,869
7.5% 2/1/08 to 7/1/34	14,823	15,377
8% 10/1/07 to 4/1/21	65	67
8.5% 7/1/09 to 9/1/20	86	90
9% 10/1/08 to 5/1/21	445	476
10% 1/1/09 to 5/1/19	120	128
10.5% 8/1/10 to 2/1/16	12	13
12.5% 5/1/12 to 12/1/14	80	89
13% 12/1/13 to 6/1/15	122	139
		414,554
Government National Mortgage Association - 3.6%
6.5% 5/15/28 to 7/15/36	45,836	46,982
6.5% 10/1/36 (b)(c)	12,587	12,869
7% 2/15/24 to 7/15/32	3,127	3,246
7.5% 12/15/06 to 4/15/32	1,804	1,891
8% 4/15/07 to 12/15/25	745	787
8.5% 8/15/16 to 10/15/28	1,139	1,228
9% 11/20/17	2	2
10.5% 12/20/15 to 2/20/18	77	86
13% 10/15/13	7	8
13.5% 7/15/11	5	5
		67,104
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,610,219)		1,595,036
Asset-Backed Securities - 1.1%

Bayview Financial Securities Co. LLC Series 2006-A Class 2A1, 5.4481% 2/28/41 (d)	2,537	2,538
GSAMP Trust Series 2005-MTR1 Class A1, 5.4644% 10/25/35 (d)	3,627	3,627
Long Beach Mortgage Loan Trust Series 2003-3 Class M1, 6.0744% 7/25/33 (d)	3,741	3,757
Ocala Funding LLC Series 2006-1A Class A, 6.77% 3/20/11 (a)(d)	2,100	2,100
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	$ 697	$ 680
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	918	882
WaMu Asset Holdings Corp. Series 2006-5 Class N1, 5.926% 7/25/46 (a)	3,943	3,920
WM Asset Holdings Corp. Series 2006-7 Class N1, 5.926% 10/25/46 (a)	3,045	3,045
TOTAL ASSET-BACKED SECURITIES (Cost $20,599)		20,549
Collateralized Mortgage Obligations - 11.7%

Private Sponsor - 1.0%
Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.7244% 3/25/35 (d)	582	583
Countrywide Home Loans, Inc. sequential pay Series 2002-25 Class 2A1, 5.5% 11/27/17	1,046	1,041
Credit Suisse First Boston Mortgage Acceptance Corp. sequential pay Series 2003-1 Class 3A8, 6% 1/25/33	1,731	1,727
CS First Boston Mortgage Securities Corp. Series 2002-15R Class A1, 3.5154% 1/28/32 (a)(d)	388	342
Gracechurch Mortgage Funding PLC floater Series 1A Class DB, 5.4981% 10/11/41 (a)(d)	2,520	2,520
Master Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	4,612	4,653
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,129	1,141
Series 2004-SL2 Class A1, 6.5% 10/25/16	271	274
WaMu Mortgage pass thru certificates sequential pay Series 2002-S6 Class A25, 6% 10/25/32	732	729
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (d)	4,865	4,825
TOTAL PRIVATE SPONSOR		17,835
U.S. Government Agency - 10.7%
Fannie Mae:
planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	2,124	2,165
Series 1994-23 Class PX, 6% 8/25/23	2,969	2,998
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,371
Series 1999-15 Class PC, 6% 9/25/18	2,596	2,606
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
Series 2003-26 Class KI, 5% 12/25/15 (f)	$ 3,822	$ 340
Series 2003-39 Class IA, 5.5% 10/25/22 (d)(f)	2,835	496
Series 2006-48 Class LF, 0% 8/25/34 (d)	1,027	1,002
Fannie Mae Grantor Trust planned amortization class Series 2005-84 Class MB, 5.75% 10/25/35	5,240	5,287
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,268
Series 2002-11 Class QB, 5.5% 3/25/15	571	569
Series 2002-49 Class KG, 5.5% 8/25/17	4,020	4,027
Series 2003-73 Class GA, 3.5% 5/25/31	11,721	10,915
Series 2006-39 Class PE, 5.5% 10/25/32	10,605	10,479
Series 2006-46 Class PE, 5.5% 11/25/32	14,461	14,270
Series 2006-51 Class PB, 5.5% 8/25/33	8,695	8,580
Series 2006-54 Class PC, 6% 1/25/36	6,880	6,954
sequential pay:
Series 2002-34 Class Z, 6% 4/25/32	6,759	6,789
Series 2002-9 Class C, 6.5% 6/25/30	2,193	2,195
Series 2004-65 Class EY, 5.5% 8/25/24	7,265	7,143
Series 2005-41 Class LA, 5.5% 5/25/35	3,446	3,434
Series 2005-55 Class LY, 5.5% 7/25/25	6,595	6,462
Series 2002-50 Class LE, 7% 12/25/29	134	134
Series 2003-42 Class HS, 1.7756% 12/25/17 (d)(f)	11,460	605
Series 2005-50 Class DZ, 5% 6/25/35	34	34
Freddie Mac:
floater Series 2344 Class FP, 6.28% 8/15/31 (d)	1,415	1,444
planned amortization class:
Series 2104 Class PG, 6% 12/15/28	2,139	2,168
Series 2512 Class PG, 5.5% 10/15/22	5,100	5,017
Series 70 Class C, 9% 9/15/20	191	191
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	1,021	1,030
Series 2516 Class AH, 5% 1/15/16	1,056	1,047
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	1,740	1,784
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2406:
Class FP, 6.31% 1/15/32 (d)	2,752	2,810
Class PF, 6.31% 12/15/31 (d)	2,697	2,771
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2410 Class PF, 6.31% 2/15/32 (d)	$ 5,562	$ 5,723
Series 2412 Class GF, 6.28% 2/15/32 (d)	1,168	1,201
Series 2958 Class TF, 0% 4/15/35 (d)	741	683
planned amortization class:
Series 2568 Class KG, 5.5% 2/15/23	8,820	8,615
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,180
Series 2780 Class OC, 4.5% 3/15/17	2,175	2,117
Series 2802 Class OB, 6% 5/15/34	3,375	3,439
Series 2810 Class PD, 6% 6/15/33	2,540	2,566
Series 2885 Class PC, 4.5% 3/15/18	2,845	2,761
Series 3077 Class TO, 4/15/35 (g)	5,068	3,643
Series 3140 Class XO, 3/15/36 (g)	2,573	1,878
sequential pay:
Series 2135 Class JE, 6% 3/15/29	3,222	3,228
Series 2281 Class ZB, 6% 3/15/30	1,355	1,375
Series 2388 Class ZA, 6% 12/15/31	5,454	5,489
Series 2608 Class FJ, 5.73% 3/15/17 (d)	3,699	3,719
Series 2638 Class FA, 5.73% 11/15/16 (d)	3,439	3,453
Series 2644 Class EF, 5.68% 2/15/18 (d)	3,922	3,945
Series 2750 Class ZT, 5% 2/15/34	2,458	2,143
Series 3097 Class IA, 5.5% 3/15/33 (f)	5,180	989
Series 1658 Class GZ, 7% 1/15/24	3,309	3,419
TOTAL U.S. GOVERNMENT AGENCY		200,951
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $217,889)		218,786
Commercial Mortgage Securities - 3.7%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.7254% 2/14/43 (d)(f)	37,356	1,394
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class HSA, 4.954% 3/11/41 (a)	740	711
Class HSB, 4.954% 3/11/41 (a)	895	857
Class HSC, 4.954% 3/11/41 (a)	895	852
Class HSD, 4.954% 3/11/41 (a)	895	849
Class HSE, 4.954% 3/11/41 (a)	2,290	2,178
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (a)	$ 560	$ 555
Class C, 4.937% 5/14/16 (a)	1,165	1,157
Class D, 4.986% 5/14/16 (a)	425	423
Class E, 5.064% 5/14/16 (a)	1,315	1,311
Class F, 5.182% 5/14/16 (a)	315	314
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (a)(d)(f)	31,596	1,692
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,188
Class F, 7.734% 1/15/32	600	642
COMM floater Series 2001-FL5A Class E, 6.83% 11/15/13 (a)(d)	2,186	2,142
Commercial Mortgage Pass-Through Certificates sequential pay Series 2006-C7 Class A3, 5.707% 6/10/46	2,688	2,744
CS First Boston Mortgage Securities Corp.:
sequential pay Series 1999-C1 Class A2, 7.29% 9/15/41	5,965	6,222
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,346
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,584
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,390	1,438
Fannie Mae guaranteed REMIC pass thru certificates Series 1998-49 Class MI, 0.8849% 6/17/38 (d)(f)	72,119	1,051
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class SWDB, 5.857% 11/11/19 (a)	2,600	2,570
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9706% 4/13/31 (d)	390	400
Host Marriott Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	826
JPMorgan Chase Commercial Mortgage Securities Corp. sequential pay Series 2006-CB14 Class A3B, 5.4865% 12/12/44 (d)	2,640	2,655
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A2, 7.95% 1/15/10	2,790	3,011
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (a)	10,815	9,056
Merrill Lynch Mortgage Trust Series 2006-C1 Class A3, 5.6606% 5/12/39 (d)	3,675	3,729
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A3, 5.877% 6/12/46	3,321	3,420
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Capital I, Inc. Series 2006-IQ11 Class A3, 5.739% 10/15/42 (d)	$ 3,170	$ 3,231
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	4,276	4,369
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $75,004)		69,917
Fixed-Income Funds - 22.5%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $421,431)	4,247,691	422,645
Cash Equivalents - 6.9%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations) in a joint trading account at 5.29%, dated 8/31/06 due 9/1/06 (Cost $128,638)	$ 128,657	128,638
TOTAL INVESTMENT PORTFOLIO - 131.0% (Cost $2,473,780)		2,455,571
NET OTHER ASSETS - (31.0)%		(581,531)
NET ASSETS - 100%		$ 1,874,040
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.234% with Lehman Brothers, Inc.	March 2036	$ 9,000	$ 116
Receive semi-annually a fixed rate equal to 5.132% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	March 2009	50,000	579
		$ 59,000	$ 695
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,671,000 or 2.3% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Ten months ended August 31, 2006 Income earned (Amounts in thousands)	Year ended October 31, 2005 Income earned (Amounts in thousands)
Fidelity Ultra-Short Central Fund	$ 18,052	$ 12,921

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund (Amounts in thousands)	Value, at October 31, 2005	Purchases	Sales Proceeds	Value, at August 31, 2006	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 447,428	$ -	$ 24,997	$ 422,645	5.0%
Income Tax Information
At August 31, 2006, the fund had a capital loss carryforward of approximately $20,777,000 of which $2,470,000 and $18,307,000 will expire on August 31, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $128,638) - See accompanying schedule: Unaffiliated issuers (cost $2,052,349)	$ 2,032,926
Affiliated Central Funds (cost $421,431)	422,645
Total Investments (cost $2,473,780)		$ 2,455,571
Commitment to sell securities on a delayed delivery basis	(39,383)
Receivable for securities sold on a delayed delivery basis	39,266	(117)
Receivable for investments sold, regular delivery		238
Cash		8
Receivable for fund shares sold		1,665
Interest receivable		8,916
Swap agreements, at value		695
Total assets		2,466,976

Liabilities
Payable for investments purchased Regular delivery	$ 11,680
Delayed delivery	578,247
Payable for fund shares redeemed	1,573
Distributions payable	587
Accrued management fee	499
Distribution fees payable	108
Other affiliated payables	233
Other payables and accrued expenses	9
Total liabilities		592,936

Net Assets		$ 1,874,040
Net Assets consist of:
Paid in capital		$ 1,910,136
Distributions in excess of net investment income		(3,000)
Accumulated undistributed net realized gain (loss) on investments		(15,465)
Net unrealized appreciation (depreciation) on investments		(17,631)
Net Assets		$ 1,874,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($53,669 ÷ 4,890.4 shares)	$ 10.97

Maximum offering price per share (100/95.25 of $10.97)	$ 11.52
Class T: Net Asset Value and redemption price per share ($88,861 ÷ 8,085.3 shares)	$ 10.99

Maximum offering price per share (100/96.50 of $10.99)	$ 11.39
Class B: Net Asset Value and offering price per share ($74,450 ÷ 6,784.8 shares)A	$ 10.97

Class C: Net Asset Value and offering price per share ($31,485 ÷ 2,872.1 shares)A	$ 10.96

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,611,519 ÷ 146,576.9 shares)	$ 10.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($14,056 ÷ 1,281.7 shares)	$ 10.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Ten months ended August 31, 2006	Year ended October 31, 2005
Investment Income
Interest	$ 67,382	$ 81,636
Income from affiliated Central Funds	18,052	12,921
Total income	85,434	94,557

Expenses
Management fee	$ 5,293	$ 8,061
Transfer agent fees	1,958	2,957
Distribution fees	1,232	1,967
Accounting fees and expenses	-	428
Fund wide operations fee	471	242
Independent trustees' compensation	7	10
Custodian fees and expenses	-	81
Registration fees	-	143
Audit	-	72
Legal	-	24
Miscellaneous	4	12
Total expenses before reductions	8,965	13,997
Expense reductions	(8)	(4)
Total expenses	8,957	13,993
Net investment income	76,477	80,564
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,738)	1,596
Affiliated Central Funds	(13)	-
Swap agreements	(1,571)	-
Total net realized gain (loss)	(19,322)	1,596
Realized and Unrealized Gain (Loss)
Change in net unrealized appreciation (depreciation) on: Investment securities	14,620	(52,161)
Swap agreements	821	(126)
Delayed delivery commitments	(117)	-
Total change in net unrealized appreciation (depreciation)	15,324	(52,287)
Net gain (loss)	(3,998)	(50,691)
Net increase (decrease) in net assets resulting from operations	$ 72,479	$ 29,873

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Ten months ended August 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 76,477	$ 80,564	$ 59,740
Net realized gain (loss)	(19,322)	1,596	13,137
Change in net unrealized appreciation (depreciation)	15,324	(52,287)	14,539
Net increase (decrease) in net assets resulting from operations	72,479	29,873	87,416
Distributions to shareholders from net investment income	(76,044)	(83,034)	(60,059)
Distributions to shareholders from net realized gain	-	(10,450)	(23,783)
Total distributions	(76,044)	(93,484)	(83,842)
Share transactions - net increase (decrease)	(263,875)	288,375	90,855
Total increase (decrease) in net assets	(267,440)	224,764	94,429

Net Assets
Beginning of period	2,141,480	1,916,716	1,822,287
End of period (including distributions in excess of net investment income of $3,000, $2,371, and undistributed net investment income of $4,093, respectively)	$ 1,874,040	$ 2,141,480	$ 1,916,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Income from Investment Operations
Net investment income E	.404	.408	.365	.282	.502 I	.630
Net realized and unrealized gain (loss)	(.021)	(.267)	.181	.112	.172 I	.613
Total from investment operations	.383	.141	.546	.394	.674	1.243
Distributions from net investment income	(.403)	(.421)	(.366)	(.274)	(.534)	(.653)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.403)	(.481)	(.516)	(.354)	(.534)	(.653)
Net asset value, end of period	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12
Total Return B, C, D	3.56%	1.26%	4.97%	3.56%	6.26%	12.15%
Ratios to Average Net Assets F, H
Expenses before reductions	.74% A	.82%	.86%	.81%	.84%	.85%
Expenses net of fee waivers, if any	.74% A	.82%	.86%	.81%	.84%	.85%
Expenses net of all reductions	.74% A	.82%	.86%	.81%	.84%	.85%
Net investment income	4.44% A	3.65%	3.24%	2.51%	4.55% I	5.86%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 50	$ 55	$ 69	$ 63	$ 15
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Income from Investment Operations
Net investment income E	.399	.400	.353	.270	.492 I	.622
Net realized and unrealized gain (loss)	(.012)	(.268)	.181	.101	.171 I	.617
Total from investment operations	.387	.132	.534	.371	.663	1.239
Distributions from net investment income	(.397)	(.412)	(.354)	(.261)	(.523)	(.639)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.397)	(.472)	(.504)	(.341)	(.523)	(.639)
Net asset value, end of period	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Total Return B, C, D	3.59%	1.18%	4.86%	3.34%	6.15%	12.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.81% A	.89%	.96%	.93%	.94%	.96%
Expenses net of fee waivers, if any	.81% A	.89%	.96%	.93%	.94%	.96%
Expenses net of all reductions	.81% A	.89%	.96%	.93%	.94%	.96%
Net investment income	4.37% A	3.57%	3.14%	2.39%	4.45% I	5.75%
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 126	$ 131	$ 155	$ 195	$ 106
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Income from Investment Operations
Net investment income E	.336	.323	.278	.197	.421 I	.551
Net realized and unrealized gain (loss)	(.022)	(.257)	.172	.112	.171 I	.611
Total from investment operations	.314	.066	.450	.309	.592	1.162
Distributions from net investment income	(.334)	(.336)	(.280)	(.189)	(.452)	(.572)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.334)	(.396)	(.430)	(.269)	(.452)	(.572)
Net asset value, end of period	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12
Total Return B, C, D	2.91%	.58%	4.08%	2.78%	5.48%	11.32%
Ratios to Average Net Assets F, H
Expenses before reductions	1.50% A	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of fee waivers, if any	1.50% A	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of all reductions	1.50% A	1.58%	1.63%	1.57%	1.57%	1.60%
Net investment income	3.68% A	2.89%	2.48%	1.75%	3.82% I	5.11%
Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 101	$ 134	$ 182	$ 176	$ 57
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income E	.328	.316	.273	.189	.413 J	.112
Net realized and unrealized gain (loss)	(.021)	(.257)	.172	.112	.173 J	.238
Total from investment operations	.307	.059	.445	.301	.586	.350
Distributions from net investment income	(.327)	(.329)	(.275)	(.181)	(.436)	(.140)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.327)	(.389)	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Total Return B, C, D	2.85%	.52%	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net Assets F, I
Expenses before reductions	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Expenses net of fee waivers, if any	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Expenses net of all reductions	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Net investment income	3.61% A	2.82%	2.42%	1.68%	3.75% J	4.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 31	$ 41	$ 58	$ 99	$ 74	$ 3
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Income from Investment Operations
Net investment income D	.432	.438	.390	.306	.526 H	.654
Net realized and unrealized gain (loss)	(.023)	(.257)	.183	.102	.170 H	.619
Total from investment operations	.409	.181	.573	.408	.696	1.273
Distributions from net investment income	(.429)	(.451)	(.393)	(.298)	(.556)	(.673)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.429)	(.511)	(.543)	(.378)	(.556)	(.673)
Net asset value, end of period	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Total Return B, C	3.80%	1.61%	5.21%	3.68%	6.47%	12.44%
Ratios to Average Net Assets E, G
Expenses before reductions	.45% A	.55%	.62%	.60%	.63%	.66%
Expenses net of fee waivers, if any	.45% A	.55%	.62%	.60%	.63%	.66%
Expenses net of all reductions	.45% A	.55%	.62%	.60%	.63%	.66%
Net investment income	4.73% A	3.91%	3.48%	2.72%	4.76% H	6.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,612	$ 1,807	$ 1,525	$ 1,302	$ 1,208	$ 430
Portfolio turnover rate F	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11	$ 10.52
Income from Investment Operations
Net investment income D	.424	.432	.387	.302	.513 H	.644
Net realized and unrealized gain (loss)	(.011)	(.266)	.182	.112	.171 H	.610
Total from investment operations	.413	.166	.569	.414	.684	1.254
Distributions from net investment income	(.423)	(.446)	(.389)	(.294)	(.544)	(.664)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.423)	(.506)	(.539)	(.374)	(.544)	(.664)
Net asset value, end of period	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11
Total Return B, C	3.85%	1.48%	5.19%	3.75%	6.36%	12.27%
Ratios to Average Net Assets E, G
Expenses before reductions	.52% A	.60%	.66%	.63%	.75%	.76%
Expenses net of fee waivers, if any	.52% A	.60%	.66%	.63%	.75%	.75%
Expenses net of all reductions	.52% A	.60%	.66%	.63%	.75%	.75%
Net investment income	4.66% A	3.87%	3.45%	2.69%	4.65% H	5.95%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 16	$ 13	$ 16	$ 12	$ 7
Portfolio turnover rate F	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) referred to as the Central Fund, which is an open-end investment company available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Fund:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended August 31, 2006 and the one year period ended October 31, 2005.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Central Fund, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Fund, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Fund is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,716
Unrealized depreciation	(29,025)
Net unrealized appreciation (depreciation)	(15,309)
Capital loss carryforward	(20,777)

Cost for federal income tax purposes	$ 2,470,880

The tax character of distributions paid was as follows:

	Ten months ended August 31, 2006	October 31, 2005	October 31, 2004
Ordinary Income	$ 76,044	$ 93,484	$ 81,082
Long-term Capital Gains	-	-	2,760
Total	$ 76,044	$ 93,484	$ 83,842

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $43,506 and $57,672, respectively for the ten month period ended August 31, 2006.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and October 31, 2005, the management fee was equivalent to an annualized rate of .32% and annual rate of .38%, respectively, of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the periods ended August 31, 2006 and October 31, 2005, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

			Ten months ended August 31, 2006		October 31, 2005
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 65	$ -	$ 81	$ -
Class T	0%	.25%	224	1	322	2
Class B	.65%	.25%	647	468	1,067	772
Class C	.75%	.25%	296	25	497	55
			$ 1,232	$ 494	$ 1,967	$ 829

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the ten month period ended August 31, 2006, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10
Class T	8
Class B*	266
Class C*	3
$ 287

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FSC receives an asset-based fee of .10% of Fidelity Mortgage Securities Fund's average net assets. Prior to June 1, 2005, FSC also received account fees in addition to the asset-based fee. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and October 31, 2005, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Ten months ended August 31, 2006		October 31, 2005
	Amount	% of Average Net Assets*	Amount	% of Average Net Assets
Class A	$ 105.24		$ 128.24
Class T	185.21		275.21
Class B	177.25		295.25
Class C	66.22		106.21
Fidelity Mortgage Securities Fund	1,403.10		2,127.12
Institutional Class	22.17		26.17
	$ 1,958		$ 2,957

* Annualized

Accounting Fees. FSC maintains the Fund's accounting records. Effective June 1, 2005, FMR pays for these fees. Prior to June 1, 2005, the accounting fee was based on the level of average net assets for the month.

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), which became effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the periods ended August 31, 2006 and October 31, 2005, the FWOE fee was equivalent to an annualized rate of .03% and an annual rate of .01%, respectively, of the Fund's average net assets.

Affiliated Central Funds. The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Fund as an investment of the Fund but does not include the underlying holdings of the Central Fund. Based on its investment objectives, the Central Fund may invest or participate in various investment

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Fund and the Fund.

A complete unaudited list of holdings for the Central Fund, as of the Fund's report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Fund financial statements, which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Fund does not pay a management fee.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and October 31, 2005, amounted to $3 and $4, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period ended August 31, 2006, these credits reduced the management fee by $7. During the period ended October 31, 2005, these credits reduced the Fund's custody expenses by $4. During the periods ended August 31, 2006 and October 31, 2005, credits reduced each class' transfer agent expense as noted in the table below.

	Ten months ended August 31, 2006	October 31, 2005
	Transfer Agent expense reduction	Transfer Agent expense reduction
Class A	$ 1	$ -

Annual Report

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
From net investment income
Class A	$ 1,927	$ 2,029	$ 1,954
Class T	3,883	4,745	4,349
Class B	2,632	3,543	3,827
Class C	1,063	1,456	1,788
Fidelity Mortgage Securities Fund	65,925	70,651	47,698
Institutional Class	614	610	443
Total	$ 76,044	$ 83,034	$ 60,059
From net realized gain
Class A	$ -	$ 287	$ 889
Class T	-	691	1,953
Class B	-	700	2,324
Class C	-	301	1,223
Fidelity Mortgage Securities Fund	-	8,396	17,203
Institutional Class	-	75	191
Total	$ -	$ 10,450	$ 23,783

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	1,839	1,644	1,641
Reinvestment of distributions	152	179	217
Shares redeemed	(1,692)	(2,106)	(3,086)
Net increase (decrease)	299	(283)	(1,228)
Class T
Shares sold	1,518	3,841	4,195
Reinvestment of distributions	334	458	522
Shares redeemed	(5,186)	(4,417)	(6,866)
Net increase (decrease)	(3,334)	(118)	(2,149)
Class B
Shares sold	180	374	713
Reinvestment of distributions	194	308	449
Shares redeemed	(2,788)	(3,340)	(5,387)
Net increase (decrease)	(2,414)	(2,658)	(4,225)
Class C
Shares sold	272	501	835
Reinvestment of distributions	76	124	207
Shares redeemed	(1,211)	(2,018)	(4,707)
Net increase (decrease)	(863)	(1,393)	(3,665)
Fidelity Mortgage Securities Fund
Shares sold	19,669	60,281	53,695
Reinvestment of distributions	5,589	6,543	5,298
Shares redeemed	(42,873)	(37,075)	(39,584)
Net increase (decrease)	(17,615)	29,749	19,409
Institutional Class
Shares sold	703	733	482
Reinvestment of distributions	43	44	39
Shares redeemed	(935)	(476)	(772)
Net increase (decrease)	(189)	301	(251)

Annual Report

9. Share Transactions - continued

	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	$ 20,110	$ 18,382	$ 18,405
Reinvestment of distributions	1,656	2,002	2,435
Shares redeemed	(18,454)	(23,537)	(34,550)
Net increase (decrease)	$ 3,312	$ (3,153)	$ (13,710)
Class T
Shares sold	$ 16,612	$ 43,073	$ 47,196
Reinvestment of distributions	3,658	5,128	5,858
Shares redeemed	(56,617)	(49,428)	(77,143)
Net increase (decrease)	$ (36,347)	$ (1,227)	$ (24,089)
Class B
Shares sold	$ 1,960	$ 4,184	$ 8,013
Reinvestment of distributions	2,120	3,440	5,030
Shares redeemed	(30,466)	(37,334)	(60,324)
Net increase (decrease)	$ (26,386)	$ (29,710)	$ (47,281)
Class C
Shares sold	$ 2,962	$ 5,615	$ 9,365
Reinvestment of distributions	831	1,386	2,314
Shares redeemed	(13,216)	(22,545)	(52,702)
Net increase (decrease)	$ (9,423)	$ (15,544)	$ (41,023)
Fidelity Mortgage Securities Fund
Shares sold	$ 215,483	$ 676,321	$ 604,255
Reinvestment of distributions	61,180	73,241	59,524
Shares redeemed	(469,651)	(414,945)	(444,008)
Net increase (decrease)	$ (192,988)	$ 334,617	$ 219,771
Institutional Class
Shares sold	$ 7,639	$ 8,212	$ 5,417
Reinvestment of distributions	474	496	433
Shares redeemed	(10,156)	(5,316)	(8,663)
Net increase (decrease)	$ (2,043)	$ 3,392	$ (2,813)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Brett Kozlowski (31)

Year of Election or Appointment: 2006
Vice President of the fund. Mr. Kozlowski is also Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Kozlowski worked as a portfolio analyst and a trader in the Fixed Income Group.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund designates $58,464,680 of distributions paid during the period January 1, 2006 to August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Mortgage Securities (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Mortgage Securities (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mortgage Securities Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Mortgage Securities (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Fidelity Mortgage Securities (retail class) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Mortgage Securities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Mortgage Securities (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities (retail class) to 45 basis points. These contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that the total expenses of each class ranked below its competitive median for 2005. The Board considered that each class's total expenses reflect the contractual arrangements for 2005, as if the contractual arrangements were in effect for the entire year.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the contractual arrangements that went into effect June 1, 2005 set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. The Board realized, however, that the 35 basis point fee rate was below the lowest management fee rate available under the contractual arrangements that existed prior to June 1, 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

MOR-UANN-1006
1.784764.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Mortgage Securities
Fund - Class A, Class T, Class B
and Class C

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge) A	-2.62%	3.44%	5.46%
Class T (incl. 3.50% sales charge) B	-1.32%	3.63%	5.51%
Class B (incl. contingent deferred sales charge) C	-3.43%	3.32%	5.43%
Class C (incl. contingent deferred sales charge) D	0.51%	3.62%	5.21%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

B Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns from March 3, 1997 through August 16, 2001 are those of Class B, and reflect Class B shares' 0.90% 12b-1 fee. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to August 16, 2001 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Class T on August 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Mortgage-Backed Securities Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund during the period covered by this report

Though volatile, the investment-grade bond market was positive for the year ending August 31, 2006. Bonds sank in the first two months of the period after Gulf Coast hurricanes sent energy prices soaring, prompting fears of heightened inflation. However, core inflation readings - which strip out food and energy prices - remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But bonds fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. In all, the Fed raised interest rates seven times during the past year. Bonds rose again in July and August, though, after the Fed hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the year overall according the Lehman Brothers® Aggregate Bond Index.

The fund's Class A, Class T, Class B and Class C shares returned 2.24%, 2.26%, 1.46% and 1.49%, respectively (excluding sales charges), for the 12 months ending August 31, 2006 - the fund's new fiscal year end. In comparison, the Lehman Brothers Mortgage-Backed Securities Index returned 2.92%. For the 10 months ending August 31, 2006 - the period since the fund's previous annual report - the fund's Class A, Class T, Class B and Class C shares gained 3.56%, 3.59%, 2.91% and 2.85%, respectively (excluding sales charges), while the Lehman Brothers index rose 4.19%. During the past year, the fund's returns relative to the index were boosted by holdings in securities that performed better than plain-vanilla 30-year pass-through securities - in which we were underweighted - including collateralized mortgage obligations (CMOs). We held CMOs not only directly, but also indirectly through our investment in the Fidelity Ultra-Short Central Fund, an allocation that also benefited the fund's returns. Advantageous security selection and exposure to adjustable-rate mortgages and securities issued by private companies also worked in our favor. In contrast, underweighting securities made up of loans with coupons of 5.5% to 6.0% hurt, as they outpaced the overall pass-through market.

Note to shareholders: Brett Kozlowski will become Portfolio Manager of the fund on October 2, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Class A
Actual	$ 1,000.00	$ 1,016.50	$ 3.71
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
Class T
Actual	$ 1,000.00	$ 1,017.10	$ 4.07
HypotheticalA	$ 1,000.00	$ 1,021.17	$ 4.08
Class B
Actual	$ 1,000.00	$ 1,012.70	$ 7.51
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Class C
Actual	$ 1,000.00	$ 1,012.30	$ 7.91
HypotheticalA	$ 1,000.00	$ 1,017.34	$ 7.93
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,017.90	$ 2.29
HypotheticalA	$ 1,000.00	$ 1,022.94	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 1,018.50	$ 2.65
HypotheticalA	$ 1,000.00	$ 1,022.58	$ 2.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.73%
Class T	.80%
Class B	1.48%
Class C	1.56%
Fidelity Mortgage Securities Fund	.45%
Institutional Class	.52%

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published semiannual report.

Coupon Distribution as of August 31, 2006
	% of fund's investments	% of fund's investments 4 months ago
Less than 4%	1.9	2.2
4 - 4.99%	9.2	15.6
5 - 5.99%	60.0	60.1
6 - 6.99%	18.4	15.2
7% and over	3.1	3.2
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of August 31, 2006
4 months ago
Years	4.4	5.7
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	3.7	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006*		As of April 30, 2006**
	Mortgage Securities 85.1%		Mortgage Securities 85.5%
	Corporate Bonds 1.7%		Corporate Bonds 1.0%
	CMOs and Other Mortgage Related Securities 21.1%		CMOs and Other Mortgage Related Securities 17.8%
	U.S. Government Agency Obligations 0.2%		U.S. Government Agency Obligations 0.2%
	Asset-Backed Securities 8.8%		Asset-Backed Securities 8.3%
	Short-Term Investments and Net Other Assets(dagger) (16.9)%		Short-Term Investments and Net Other Assets(dagger) (12.8)%
* Foreign investments	4.1%	** Foreign investments	3.7%
* Futures and Swaps	4.2%	** Futures and Swaps	5.3%

8 Short-term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.
For an unaudited list of holdings for each fixed-income central fund, visit fidelity.com. and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 85.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 59.4%
3.744% 1/1/35 (d)	$ 409	$ 403
3.748% 12/1/34 (d)	308	303
3.757% 10/1/33 (d)	275	270
3.788% 6/1/34 (d)	1,278	1,244
3.796% 12/1/34 (d)	62	61
3.81% 6/1/33 (d)	218	214
3.834% 1/1/35 (d)	770	757
3.839% 11/1/34 (d)	1,550	1,538
3.846% 1/1/35 (d)	248	244
3.851% 10/1/33 (d)	6,591	6,475
3.866% 1/1/35 (d)	472	465
3.88% 6/1/33 (d)	1,082	1,065
3.898% 10/1/34 (d)	297	295
3.905% 12/1/34 (d)	244	241
3.938% 11/1/34 (d)	506	501
3.941% 5/1/34 (d)	91	91
3.952% 1/1/35 (d)	324	321
3.954% 12/1/34 (d)	252	250
3.955% 12/1/34 (d)	1,711	1,693
3.957% 5/1/33 (d)	102	100
3.992% 1/1/35 (d)	207	205
3.996% 12/1/34 (d)	163	161
3.996% 12/1/34 (d)	300	297
3.998% 2/1/35 (d)	234	231
4% 6/1/18 to 5/1/19	19,286	18,205
4.022% 1/1/35 (d)	456	451
4.029% 1/1/35 (d)	132	130
4.034% 10/1/18 (d)	240	236
4.037% 1/1/35 (d)	184	182
4.041% 2/1/35 (d)	212	209
4.052% 12/1/34 (d)	456	453
4.058% 1/1/35 (d)	428	423
4.079% 2/1/35 (d)	428	423
4.082% 4/1/33 (d)	94	93
4.083% 2/1/35 (d)	150	149
4.086% 2/1/35 (d)	168	166
4.094% 11/1/34 (d)	344	341
4.102% 2/1/35 (d)	788	782
4.108% 1/1/35 (d)	478	473
4.114% 1/1/35 (d)	448	444
4.116% 2/1/35 (d)	534	528
4.126% 1/1/35 (d)	794	786
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.143% 2/1/35 (d)	$ 427	$ 422
4.144% 1/1/35 (d)	720	715
4.156% 1/1/35 (d)	832	828
4.171% 1/1/35 (d)	598	584
4.181% 10/1/34 (d)	700	697
4.181% 11/1/34 (d)	109	108
4.187% 1/1/35 (d)	397	393
4.202% 1/1/35 (d)	263	261
4.25% 2/1/35 (d)	294	287
4.272% 3/1/35 (d)	268	265
4.274% 2/1/35 (d)	161	160
4.275% 8/1/33 (d)	552	546
4.282% 7/1/34 (d)	204	204
4.287% 12/1/34 (d)	158	156
4.306% 5/1/35 (d)	376	372
4.313% 3/1/33 (d)	145	142
4.35% 1/1/35 (d)	303	297
4.356% 4/1/35 (d)	164	163
4.362% 2/1/34 (d)	643	635
4.39% 11/1/34 (d)	3,444	3,446
4.394% 5/1/35 (d)	837	831
4.396% 2/1/35 (d)	432	423
4.423% 10/1/34 (d)	1,280	1,278
4.426% 1/1/35 (d)	344	341
4.438% 3/1/35 (d)	399	391
4.456% 8/1/34 (d)	851	841
4.464% 5/1/35 (d)	282	280
4.494% 1/1/35 (d)	376	373
4.497% 8/1/34 (d)	533	537
4.5% 4/1/18 to 6/1/35	134,824	127,172
4.532% 2/1/35 (d)	1,741	1,729
4.539% 7/1/35 (d)	1,021	1,012
4.54% 2/1/35 (d)	268	266
4.554% 2/1/35 (d)	189	187
4.727% 7/1/34 (d)	809	802
4.778% 12/1/34 (d)	299	296
4.803% 12/1/32 (d)	377	377
5% 9/1/16 to 12/1/34	103,911	101,772
5% 9/1/36 (b)	78,531	75,255
5% 9/1/36 (b)	102,043	97,785
5% 9/1/36 (b)	46,000	44,081
5% 9/1/36 (b)	9,370	8,979
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
5% 9/1/36 (b)	$ 60,000	$ 57,497
5.091% 5/1/35 (d)	1,823	1,822
5.196% 6/1/35 (d)	1,271	1,271
5.5% 1/1/09 to 2/1/36	207,308	205,396
5.5% 9/1/36 (b)(c)	45,539	44,704
5.5% 9/1/36 (b)(c)	67,281	66,048
5.916% 1/1/36 (d)	915	923
6% 4/1/08 to 6/1/35	114,904	115,820
6% 9/1/21 (b)	9,970	10,085
6% 9/1/21 (b)	2,420	2,448
6% 9/1/36 (b)	7,522	7,531
6.5% 2/1/20 to 12/1/35	67,995	69,299
7% 3/1/17 to 7/1/33	7,058	7,272
7.5% 4/1/22 to 9/1/32	3,778	3,910
8% 7/1/08 to 12/1/29	19	20
8.5% 1/1/16 to 7/1/31	352	379
9% 6/1/09 to 10/1/30	921	998
9.5% 11/1/09 to 8/1/22	154	168
11% 8/1/10	65	69
12.25% 5/1/13 to 5/1/15	35	39
12.5% 8/1/15 to 3/1/16	41	47
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	32	38
		1,113,378
Freddie Mac - 22.1%
4% 4/1/19	5,391	5,083
4.043% 12/1/34 (d)	298	294
4.097% 12/1/34 (d)	442	436
4.124% 1/1/35 (d)	376	371
4.256% 3/1/35 (d)	375	371
4.298% 5/1/35 (d)	666	658
4.301% 12/1/34 (d)	419	409
4.326% 2/1/35 (d)	784	774
4.328% 1/1/35 (d)	885	874
4.438% 2/1/34 (d)	390	384
4.443% 3/1/35 (d)	405	396
4.454% 6/1/35 (d)	593	586
4.458% 3/1/35 (d)	462	451
4.5% 9/1/18 to 8/1/33	9,931	9,445
4.546% 2/1/35 (d)	671	658
5% 7/1/33 to 9/1/35	125,828	120,703
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
5.003% 4/1/35 (d)	$ 2,036	$ 2,027
5.5% 6/1/09 to 10/1/35	70,161	69,420
5.5% 9/1/36 (b)	56,400	55,413
5.5% 9/1/36 (b)	100,830	99,065
5.504% 8/1/33 (d)	174	175
6% 5/1/16 to 10/1/34	13,207	13,313
6.5% 4/1/21 to 12/1/33	16,523	16,869
7.5% 2/1/08 to 7/1/34	14,823	15,377
8% 10/1/07 to 4/1/21	65	67
8.5% 7/1/09 to 9/1/20	86	90
9% 10/1/08 to 5/1/21	445	476
10% 1/1/09 to 5/1/19	120	128
10.5% 8/1/10 to 2/1/16	12	13
12.5% 5/1/12 to 12/1/14	80	89
13% 12/1/13 to 6/1/15	122	139
		414,554
Government National Mortgage Association - 3.6%
6.5% 5/15/28 to 7/15/36	45,836	46,982
6.5% 10/1/36 (b)(c)	12,587	12,869
7% 2/15/24 to 7/15/32	3,127	3,246
7.5% 12/15/06 to 4/15/32	1,804	1,891
8% 4/15/07 to 12/15/25	745	787
8.5% 8/15/16 to 10/15/28	1,139	1,228
9% 11/20/17	2	2
10.5% 12/20/15 to 2/20/18	77	86
13% 10/15/13	7	8
13.5% 7/15/11	5	5
		67,104
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,610,219)		1,595,036
Asset-Backed Securities - 1.1%

Bayview Financial Securities Co. LLC Series 2006-A Class 2A1, 5.4481% 2/28/41 (d)	2,537	2,538
GSAMP Trust Series 2005-MTR1 Class A1, 5.4644% 10/25/35 (d)	3,627	3,627
Long Beach Mortgage Loan Trust Series 2003-3 Class M1, 6.0744% 7/25/33 (d)	3,741	3,757
Ocala Funding LLC Series 2006-1A Class A, 6.77% 3/20/11 (a)(d)	2,100	2,100
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	$ 697	$ 680
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	918	882
WaMu Asset Holdings Corp. Series 2006-5 Class N1, 5.926% 7/25/46 (a)	3,943	3,920
WM Asset Holdings Corp. Series 2006-7 Class N1, 5.926% 10/25/46 (a)	3,045	3,045
TOTAL ASSET-BACKED SECURITIES (Cost $20,599)		20,549
Collateralized Mortgage Obligations - 11.7%

Private Sponsor - 1.0%
Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.7244% 3/25/35 (d)	582	583
Countrywide Home Loans, Inc. sequential pay Series 2002-25 Class 2A1, 5.5% 11/27/17	1,046	1,041
Credit Suisse First Boston Mortgage Acceptance Corp. sequential pay Series 2003-1 Class 3A8, 6% 1/25/33	1,731	1,727
CS First Boston Mortgage Securities Corp. Series 2002-15R Class A1, 3.5154% 1/28/32 (a)(d)	388	342
Gracechurch Mortgage Funding PLC floater Series 1A Class DB, 5.4981% 10/11/41 (a)(d)	2,520	2,520
Master Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	4,612	4,653
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,129	1,141
Series 2004-SL2 Class A1, 6.5% 10/25/16	271	274
WaMu Mortgage pass thru certificates sequential pay Series 2002-S6 Class A25, 6% 10/25/32	732	729
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (d)	4,865	4,825
TOTAL PRIVATE SPONSOR		17,835
U.S. Government Agency - 10.7%
Fannie Mae:
planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	2,124	2,165
Series 1994-23 Class PX, 6% 8/25/23	2,969	2,998
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,371
Series 1999-15 Class PC, 6% 9/25/18	2,596	2,606
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
Series 2003-26 Class KI, 5% 12/25/15 (f)	$ 3,822	$ 340
Series 2003-39 Class IA, 5.5% 10/25/22 (d)(f)	2,835	496
Series 2006-48 Class LF, 0% 8/25/34 (d)	1,027	1,002
Fannie Mae Grantor Trust planned amortization class Series 2005-84 Class MB, 5.75% 10/25/35	5,240	5,287
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,268
Series 2002-11 Class QB, 5.5% 3/25/15	571	569
Series 2002-49 Class KG, 5.5% 8/25/17	4,020	4,027
Series 2003-73 Class GA, 3.5% 5/25/31	11,721	10,915
Series 2006-39 Class PE, 5.5% 10/25/32	10,605	10,479
Series 2006-46 Class PE, 5.5% 11/25/32	14,461	14,270
Series 2006-51 Class PB, 5.5% 8/25/33	8,695	8,580
Series 2006-54 Class PC, 6% 1/25/36	6,880	6,954
sequential pay:
Series 2002-34 Class Z, 6% 4/25/32	6,759	6,789
Series 2002-9 Class C, 6.5% 6/25/30	2,193	2,195
Series 2004-65 Class EY, 5.5% 8/25/24	7,265	7,143
Series 2005-41 Class LA, 5.5% 5/25/35	3,446	3,434
Series 2005-55 Class LY, 5.5% 7/25/25	6,595	6,462
Series 2002-50 Class LE, 7% 12/25/29	134	134
Series 2003-42 Class HS, 1.7756% 12/25/17 (d)(f)	11,460	605
Series 2005-50 Class DZ, 5% 6/25/35	34	34
Freddie Mac:
floater Series 2344 Class FP, 6.28% 8/15/31 (d)	1,415	1,444
planned amortization class:
Series 2104 Class PG, 6% 12/15/28	2,139	2,168
Series 2512 Class PG, 5.5% 10/15/22	5,100	5,017
Series 70 Class C, 9% 9/15/20	191	191
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	1,021	1,030
Series 2516 Class AH, 5% 1/15/16	1,056	1,047
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	1,740	1,784
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2406:
Class FP, 6.31% 1/15/32 (d)	2,752	2,810
Class PF, 6.31% 12/15/31 (d)	2,697	2,771
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2410 Class PF, 6.31% 2/15/32 (d)	$ 5,562	$ 5,723
Series 2412 Class GF, 6.28% 2/15/32 (d)	1,168	1,201
Series 2958 Class TF, 0% 4/15/35 (d)	741	683
planned amortization class:
Series 2568 Class KG, 5.5% 2/15/23	8,820	8,615
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,180
Series 2780 Class OC, 4.5% 3/15/17	2,175	2,117
Series 2802 Class OB, 6% 5/15/34	3,375	3,439
Series 2810 Class PD, 6% 6/15/33	2,540	2,566
Series 2885 Class PC, 4.5% 3/15/18	2,845	2,761
Series 3077 Class TO, 4/15/35 (g)	5,068	3,643
Series 3140 Class XO, 3/15/36 (g)	2,573	1,878
sequential pay:
Series 2135 Class JE, 6% 3/15/29	3,222	3,228
Series 2281 Class ZB, 6% 3/15/30	1,355	1,375
Series 2388 Class ZA, 6% 12/15/31	5,454	5,489
Series 2608 Class FJ, 5.73% 3/15/17 (d)	3,699	3,719
Series 2638 Class FA, 5.73% 11/15/16 (d)	3,439	3,453
Series 2644 Class EF, 5.68% 2/15/18 (d)	3,922	3,945
Series 2750 Class ZT, 5% 2/15/34	2,458	2,143
Series 3097 Class IA, 5.5% 3/15/33 (f)	5,180	989
Series 1658 Class GZ, 7% 1/15/24	3,309	3,419
TOTAL U.S. GOVERNMENT AGENCY		200,951
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $217,889)		218,786
Commercial Mortgage Securities - 3.7%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.7254% 2/14/43 (d)(f)	37,356	1,394
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class HSA, 4.954% 3/11/41 (a)	740	711
Class HSB, 4.954% 3/11/41 (a)	895	857
Class HSC, 4.954% 3/11/41 (a)	895	852
Class HSD, 4.954% 3/11/41 (a)	895	849
Class HSE, 4.954% 3/11/41 (a)	2,290	2,178
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (a)	$ 560	$ 555
Class C, 4.937% 5/14/16 (a)	1,165	1,157
Class D, 4.986% 5/14/16 (a)	425	423
Class E, 5.064% 5/14/16 (a)	1,315	1,311
Class F, 5.182% 5/14/16 (a)	315	314
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (a)(d)(f)	31,596	1,692
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,188
Class F, 7.734% 1/15/32	600	642
COMM floater Series 2001-FL5A Class E, 6.83% 11/15/13 (a)(d)	2,186	2,142
Commercial Mortgage Pass-Through Certificates sequential pay Series 2006-C7 Class A3, 5.707% 6/10/46	2,688	2,744
CS First Boston Mortgage Securities Corp.:
sequential pay Series 1999-C1 Class A2, 7.29% 9/15/41	5,965	6,222
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,346
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,584
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,390	1,438
Fannie Mae guaranteed REMIC pass thru certificates Series 1998-49 Class MI, 0.8849% 6/17/38 (d)(f)	72,119	1,051
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class SWDB, 5.857% 11/11/19 (a)	2,600	2,570
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9706% 4/13/31 (d)	390	400
Host Marriott Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	826
JPMorgan Chase Commercial Mortgage Securities Corp. sequential pay Series 2006-CB14 Class A3B, 5.4865% 12/12/44 (d)	2,640	2,655
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A2, 7.95% 1/15/10	2,790	3,011
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (a)	10,815	9,056
Merrill Lynch Mortgage Trust Series 2006-C1 Class A3, 5.6606% 5/12/39 (d)	3,675	3,729
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A3, 5.877% 6/12/46	3,321	3,420
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Capital I, Inc. Series 2006-IQ11 Class A3, 5.739% 10/15/42 (d)	$ 3,170	$ 3,231
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	4,276	4,369
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $75,004)		69,917
Fixed-Income Funds - 22.5%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $421,431)	4,247,691	422,645
Cash Equivalents - 6.9%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations) in a joint trading account at 5.29%, dated 8/31/06 due 9/1/06 (Cost $128,638)	$ 128,657	128,638
TOTAL INVESTMENT PORTFOLIO - 131.0% (Cost $2,473,780)		2,455,571
NET OTHER ASSETS - (31.0)%		(581,531)
NET ASSETS - 100%		$ 1,874,040
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.234% with Lehman Brothers, Inc.	March 2036	$ 9,000	$ 116
Receive semi-annually a fixed rate equal to 5.132% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	March 2009	50,000	579
		$ 59,000	$ 695
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,671,000 or 2.3% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Ten months ended August 31, 2006 Income earned (Amounts in thousands)	Year ended October 31, 2005 Income earned (Amounts in thousands)
Fidelity Ultra-Short Central Fund	$ 18,052	$ 12,921

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund (Amounts in thousands)	Value, at October 31, 2005	Purchases	Sales Proceeds	Value, at August 31, 2006	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 447,428	$ -	$ 24,997	$ 422,645	5.0%
Income Tax Information
At August 31, 2006, the fund had a capital loss carryforward of approximately $20,777,000 of which $2,470,000 and $18,307,000 will expire on August 31, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $128,638) - See accompanying schedule: Unaffiliated issuers (cost $2,052,349)	$ 2,032,926
Affiliated Central Funds (cost $421,431)	422,645
Total Investments (cost $2,473,780)		$ 2,455,571
Commitment to sell securities on a delayed delivery basis	(39,383)
Receivable for securities sold on a delayed delivery basis	39,266	(117)
Receivable for investments sold, regular delivery		238
Cash		8
Receivable for fund shares sold		1,665
Interest receivable		8,916
Swap agreements, at value		695
Total assets		2,466,976

Liabilities
Payable for investments purchased Regular delivery	$ 11,680
Delayed delivery	578,247
Payable for fund shares redeemed	1,573
Distributions payable	587
Accrued management fee	499
Distribution fees payable	108
Other affiliated payables	233
Other payables and accrued expenses	9
Total liabilities		592,936

Net Assets		$ 1,874,040
Net Assets consist of:
Paid in capital		$ 1,910,136
Distributions in excess of net investment income		(3,000)
Accumulated undistributed net realized gain (loss) on investments		(15,465)
Net unrealized appreciation (depreciation) on investments		(17,631)
Net Assets		$ 1,874,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($53,669 ÷ 4,890.4 shares)	$ 10.97

Maximum offering price per share (100/95.25 of $10.97)	$ 11.52
Class T: Net Asset Value and redemption price per share ($88,861 ÷ 8,085.3 shares)	$ 10.99

Maximum offering price per share (100/96.50 of $10.99)	$ 11.39
Class B: Net Asset Value and offering price per share ($74,450 ÷ 6,784.8 shares)A	$ 10.97

Class C: Net Asset Value and offering price per share ($31,485 ÷ 2,872.1 shares)A	$ 10.96

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,611,519 ÷ 146,576.9 shares)	$ 10.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($14,056 ÷ 1,281.7 shares)	$ 10.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Ten months ended August 31, 2006	Year ended October 31, 2005
Investment Income
Interest	$ 67,382	$ 81,636
Income from affiliated Central Funds	18,052	12,921
Total income	85,434	94,557

Expenses
Management fee	$ 5,293	$ 8,061
Transfer agent fees	1,958	2,957
Distribution fees	1,232	1,967
Accounting fees and expenses	-	428
Fund wide operations fee	471	242
Independent trustees' compensation	7	10
Custodian fees and expenses	-	81
Registration fees	-	143
Audit	-	72
Legal	-	24
Miscellaneous	4	12
Total expenses before reductions	8,965	13,997
Expense reductions	(8)	(4)
Total expenses	8,957	13,993
Net investment income	76,477	80,564
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,738)	1,596
Affiliated Central Funds	(13)	-
Swap agreements	(1,571)	-
Total net realized gain (loss)	(19,322)	1,596
Realized and Unrealized Gain (Loss)
Change in net unrealized appreciation (depreciation) on: Investment securities	14,620	(52,161)
Swap agreements	821	(126)
Delayed delivery commitments	(117)	-
Total change in net unrealized appreciation (depreciation)	15,324	(52,287)
Net gain (loss)	(3,998)	(50,691)
Net increase (decrease) in net assets resulting from operations	$ 72,479	$ 29,873

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Ten months ended August 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 76,477	$ 80,564	$ 59,740
Net realized gain (loss)	(19,322)	1,596	13,137
Change in net unrealized appreciation (depreciation)	15,324	(52,287)	14,539
Net increase (decrease) in net assets resulting from operations	72,479	29,873	87,416
Distributions to shareholders from net investment income	(76,044)	(83,034)	(60,059)
Distributions to shareholders from net realized gain	-	(10,450)	(23,783)
Total distributions	(76,044)	(93,484)	(83,842)
Share transactions - net increase (decrease)	(263,875)	288,375	90,855
Total increase (decrease) in net assets	(267,440)	224,764	94,429

Net Assets
Beginning of period	2,141,480	1,916,716	1,822,287
End of period (including distributions in excess of net investment income of $3,000, $2,371, and undistributed net investment income of $4,093, respectively)	$ 1,874,040	$ 2,141,480	$ 1,916,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Income from Investment Operations
Net investment income E	.404	.408	.365	.282	.502 I	.630
Net realized and unrealized gain (loss)	(.021)	(.267)	.181	.112	.172 I	.613
Total from investment operations	.383	.141	.546	.394	.674	1.243
Distributions from net investment income	(.403)	(.421)	(.366)	(.274)	(.534)	(.653)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.403)	(.481)	(.516)	(.354)	(.534)	(.653)
Net asset value, end of period	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12
Total Return B, C, D	3.56%	1.26%	4.97%	3.56%	6.26%	12.15%
Ratios to Average Net Assets F, H
Expenses before reductions	.74% A	.82%	.86%	.81%	.84%	.85%
Expenses net of fee waivers, if any	.74% A	.82%	.86%	.81%	.84%	.85%
Expenses net of all reductions	.74% A	.82%	.86%	.81%	.84%	.85%
Net investment income	4.44% A	3.65%	3.24%	2.51%	4.55% I	5.86%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 50	$ 55	$ 69	$ 63	$ 15
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Income from Investment Operations
Net investment income E	.399	.400	.353	.270	.492 I	.622
Net realized and unrealized gain (loss)	(.012)	(.268)	.181	.101	.171 I	.617
Total from investment operations	.387	.132	.534	.371	.663	1.239
Distributions from net investment income	(.397)	(.412)	(.354)	(.261)	(.523)	(.639)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.397)	(.472)	(.504)	(.341)	(.523)	(.639)
Net asset value, end of period	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Total Return B, C, D	3.59%	1.18%	4.86%	3.34%	6.15%	12.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.81% A	.89%	.96%	.93%	.94%	.96%
Expenses net of fee waivers, if any	.81% A	.89%	.96%	.93%	.94%	.96%
Expenses net of all reductions	.81% A	.89%	.96%	.93%	.94%	.96%
Net investment income	4.37% A	3.57%	3.14%	2.39%	4.45% I	5.75%
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 126	$ 131	$ 155	$ 195	$ 106
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Income from Investment Operations
Net investment income E	.336	.323	.278	.197	.421 I	.551
Net realized and unrealized gain (loss)	(.022)	(.257)	.172	.112	.171 I	.611
Total from investment operations	.314	.066	.450	.309	.592	1.162
Distributions from net investment income	(.334)	(.336)	(.280)	(.189)	(.452)	(.572)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.334)	(.396)	(.430)	(.269)	(.452)	(.572)
Net asset value, end of period	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12
Total Return B, C, D	2.91%	.58%	4.08%	2.78%	5.48%	11.32%
Ratios to Average Net Assets F, H
Expenses before reductions	1.50% A	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of fee waivers, if any	1.50% A	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of all reductions	1.50% A	1.58%	1.63%	1.57%	1.57%	1.60%
Net investment income	3.68% A	2.89%	2.48%	1.75%	3.82% I	5.11%
Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 101	$ 134	$ 182	$ 176	$ 57
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income E	.328	.316	.273	.189	.413 J	.112
Net realized and unrealized gain (loss)	(.021)	(.257)	.172	.112	.173 J	.238
Total from investment operations	.307	.059	.445	.301	.586	.350
Distributions from net investment income	(.327)	(.329)	(.275)	(.181)	(.436)	(.140)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.327)	(.389)	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Total Return B, C, D	2.85%	.52%	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net Assets F, I
Expenses before reductions	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Expenses net of fee waivers, if any	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Expenses net of all reductions	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Net investment income	3.61% A	2.82%	2.42%	1.68%	3.75% J	4.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 31	$ 41	$ 58	$ 99	$ 74	$ 3
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Income from Investment Operations
Net investment income D	.432	.438	.390	.306	.526 H	.654
Net realized and unrealized gain (loss)	(.023)	(.257)	.183	.102	.170 H	.619
Total from investment operations	.409	.181	.573	.408	.696	1.273
Distributions from net investment income	(.429)	(.451)	(.393)	(.298)	(.556)	(.673)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.429)	(.511)	(.543)	(.378)	(.556)	(.673)
Net asset value, end of period	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Total Return B, C	3.80%	1.61%	5.21%	3.68%	6.47%	12.44%
Ratios to Average Net Assets E, G
Expenses before reductions	.45% A	.55%	.62%	.60%	.63%	.66%
Expenses net of fee waivers, if any	.45% A	.55%	.62%	.60%	.63%	.66%
Expenses net of all reductions	.45% A	.55%	.62%	.60%	.63%	.66%
Net investment income	4.73% A	3.91%	3.48%	2.72%	4.76% H	6.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,612	$ 1,807	$ 1,525	$ 1,302	$ 1,208	$ 430
Portfolio turnover rate F	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11	$ 10.52
Income from Investment Operations
Net investment income D	.424	.432	.387	.302	.513 H	.644
Net realized and unrealized gain (loss)	(.011)	(.266)	.182	.112	.171 H	.610
Total from investment operations	.413	.166	.569	.414	.684	1.254
Distributions from net investment income	(.423)	(.446)	(.389)	(.294)	(.544)	(.664)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.423)	(.506)	(.539)	(.374)	(.544)	(.664)
Net asset value, end of period	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11
Total Return B, C	3.85%	1.48%	5.19%	3.75%	6.36%	12.27%
Ratios to Average Net Assets E, G
Expenses before reductions	.52% A	.60%	.66%	.63%	.75%	.76%
Expenses net of fee waivers, if any	.52% A	.60%	.66%	.63%	.75%	.75%
Expenses net of all reductions	.52% A	.60%	.66%	.63%	.75%	.75%
Net investment income	4.66% A	3.87%	3.45%	2.69%	4.65% H	5.95%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 16	$ 13	$ 16	$ 12	$ 7
Portfolio turnover rate F	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) referred to as the Central Fund, which is an open-end investment company available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Fund:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended August 31, 2006 and the one year period ended October 31, 2005.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Central Fund, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Fund, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Fund is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,716
Unrealized depreciation	(29,025)
Net unrealized appreciation (depreciation)	(15,309)
Capital loss carryforward	(20,777)

Cost for federal income tax purposes	$ 2,470,880

The tax character of distributions paid was as follows:

	Ten months ended August 31, 2006	October 31, 2005	October 31, 2004
Ordinary Income	$ 76,044	$ 93,484	$ 81,082
Long-term Capital Gains	-	-	2,760
Total	$ 76,044	$ 93,484	$ 83,842

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $43,506 and $57,672, respectively for the ten month period ended August 31, 2006.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and October 31, 2005, the management fee was equivalent to an annualized rate of .32% and annual rate of .38%, respectively, of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the periods ended August 31, 2006 and October 31, 2005, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

			Ten months ended August 31, 2006		October 31, 2005
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 65	$ -	$ 81	$ -
Class T	0%	.25%	224	1	322	2
Class B	.65%	.25%	647	468	1,067	772
Class C	.75%	.25%	296	25	497	55
			$ 1,232	$ 494	$ 1,967	$ 829

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the ten month period ended August 31, 2006, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10
Class T	8
Class B*	266
Class C*	3
$ 287

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FSC receives an asset-based fee of .10% of Fidelity Mortgage Securities Fund's average net assets. Prior to June 1, 2005, FSC also received account fees in addition to the asset-based fee. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and October 31, 2005, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Ten months ended August 31, 2006		October 31, 2005
	Amount	% of Average Net Assets*	Amount	% of Average Net Assets
Class A	$ 105.24		$ 128.24
Class T	185.21		275.21
Class B	177.25		295.25
Class C	66.22		106.21
Fidelity Mortgage Securities Fund	1,403.10		2,127.12
Institutional Class	22.17		26.17
	$ 1,958		$ 2,957

* Annualized

Accounting Fees. FSC maintains the Fund's accounting records. Effective June 1, 2005, FMR pays for these fees. Prior to June 1, 2005, the accounting fee was based on the level of average net assets for the month.

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), which became effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the periods ended August 31, 2006 and October 31, 2005, the FWOE fee was equivalent to an annualized rate of .03% and an annual rate of .01%, respectively, of the Fund's average net assets.

Affiliated Central Funds. The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Fund as an investment of the Fund but does not include the underlying holdings of the Central Fund. Based on its investment objectives, the Central Fund may invest or participate in various investment

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Fund and the Fund.

A complete unaudited list of holdings for the Central Fund, as of the Fund's report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Fund financial statements, which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Fund does not pay a management fee.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and October 31, 2005, amounted to $3 and $4, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period ended August 31, 2006, these credits reduced the management fee by $7. During the period ended October 31, 2005, these credits reduced the Fund's custody expenses by $4. During the periods ended August 31, 2006 and October 31, 2005, credits reduced each class' transfer agent expense as noted in the table below.

	Ten months ended August 31, 2006	October 31, 2005
	Transfer Agent expense reduction	Transfer Agent expense reduction
Class A	$ 1	$ -

Annual Report

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
From net investment income
Class A	$ 1,927	$ 2,029	$ 1,954
Class T	3,883	4,745	4,349
Class B	2,632	3,543	3,827
Class C	1,063	1,456	1,788
Fidelity Mortgage Securities Fund	65,925	70,651	47,698
Institutional Class	614	610	443
Total	$ 76,044	$ 83,034	$ 60,059
From net realized gain
Class A	$ -	$ 287	$ 889
Class T	-	691	1,953
Class B	-	700	2,324
Class C	-	301	1,223
Fidelity Mortgage Securities Fund	-	8,396	17,203
Institutional Class	-	75	191
Total	$ -	$ 10,450	$ 23,783

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	1,839	1,644	1,641
Reinvestment of distributions	152	179	217
Shares redeemed	(1,692)	(2,106)	(3,086)
Net increase (decrease)	299	(283)	(1,228)
Class T
Shares sold	1,518	3,841	4,195
Reinvestment of distributions	334	458	522
Shares redeemed	(5,186)	(4,417)	(6,866)
Net increase (decrease)	(3,334)	(118)	(2,149)
Class B
Shares sold	180	374	713
Reinvestment of distributions	194	308	449
Shares redeemed	(2,788)	(3,340)	(5,387)
Net increase (decrease)	(2,414)	(2,658)	(4,225)
Class C
Shares sold	272	501	835
Reinvestment of distributions	76	124	207
Shares redeemed	(1,211)	(2,018)	(4,707)
Net increase (decrease)	(863)	(1,393)	(3,665)
Fidelity Mortgage Securities Fund
Shares sold	19,669	60,281	53,695
Reinvestment of distributions	5,589	6,543	5,298
Shares redeemed	(42,873)	(37,075)	(39,584)
Net increase (decrease)	(17,615)	29,749	19,409
Institutional Class
Shares sold	703	733	482
Reinvestment of distributions	43	44	39
Shares redeemed	(935)	(476)	(772)
Net increase (decrease)	(189)	301	(251)

Annual Report

9. Share Transactions - continued

	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	$ 20,110	$ 18,382	$ 18,405
Reinvestment of distributions	1,656	2,002	2,435
Shares redeemed	(18,454)	(23,537)	(34,550)
Net increase (decrease)	$ 3,312	$ (3,153)	$ (13,710)
Class T
Shares sold	$ 16,612	$ 43,073	$ 47,196
Reinvestment of distributions	3,658	5,128	5,858
Shares redeemed	(56,617)	(49,428)	(77,143)
Net increase (decrease)	$ (36,347)	$ (1,227)	$ (24,089)
Class B
Shares sold	$ 1,960	$ 4,184	$ 8,013
Reinvestment of distributions	2,120	3,440	5,030
Shares redeemed	(30,466)	(37,334)	(60,324)
Net increase (decrease)	$ (26,386)	$ (29,710)	$ (47,281)
Class C
Shares sold	$ 2,962	$ 5,615	$ 9,365
Reinvestment of distributions	831	1,386	2,314
Shares redeemed	(13,216)	(22,545)	(52,702)
Net increase (decrease)	$ (9,423)	$ (15,544)	$ (41,023)
Fidelity Mortgage Securities Fund
Shares sold	$ 215,483	$ 676,321	$ 604,255
Reinvestment of distributions	61,180	73,241	59,524
Shares redeemed	(469,651)	(414,945)	(444,008)
Net increase (decrease)	$ (192,988)	$ 334,617	$ 219,771
Institutional Class
Shares sold	$ 7,639	$ 8,212	$ 5,417
Reinvestment of distributions	474	496	433
Shares redeemed	(10,156)	(5,316)	(8,663)
Net increase (decrease)	$ (2,043)	$ 3,392	$ (2,813)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mortgage Securities (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Mortgage Securities. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Brett Kozlowski (31)

Year of Election or Appointment: 2006
Vice President of Advisor Mortgage Securities. Mr. Kozlowski is also Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Kozlowski worked as a portfolio analyst and a trader in the Fixed Income Group.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mortgage Securities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Mortgage Securities. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mortgage Securities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund designates $58,464,680 of distributions paid during the period January 1, 2006 to August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Mortgage Securities (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Mortgage Securities (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mortgage Securities Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Mortgage Securities (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Fidelity Mortgage Securities (retail class) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Mortgage Securities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Mortgage Securities (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities (retail class) to 45 basis points. These contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that the total expenses of each class ranked below its competitive median for 2005. The Board considered that each class's total expenses reflect the contractual arrangements for 2005, as if the contractual arrangements were in effect for the entire year.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the contractual arrangements that went into effect June 1, 2005 set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. The Board realized, however, that the 35 basis point fee rate was below the lowest management fee rate available under the contractual arrangements that existed prior to June 1, 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AMOR-UANN-1006
1.784762.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Mortgage Securities
Fund - Institutional Class

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	2.56%	4.66%	6.14%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Institutional Class on August 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Mortgage-Backed Securities Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund during the period covered by this report

Though volatile, the investment-grade bond market was positive for the year ending August 31, 2006. Bonds sank in the first two months of the period after Gulf Coast hurricanes sent energy prices soaring, prompting fears of heightened inflation. However, core inflation readings - which strip out food and energy prices - remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But bonds fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. In all, the Fed raised interest rates seven times during the past year. Bonds rose again in July and August, though, after the Fed hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the year overall according the Lehman Brothers® Aggregate Bond Index.

The fund's Institutional Class shares returned 2.56% for the 12 months ending August 31, 2006 - the fund's new fiscal year end. In comparison, the Lehman Brothers Mortgage-Backed Securities Index returned 2.92%. For the 10 months ending August 31, 2006 - the period since the fund's previous annual report - the fund's Institutional Class shares gained 3.85%, while the Lehman Brothers index rose 4.19%. During the past year, the fund's returns relative to the index were boosted by holdings in securities that performed better than plain-vanilla 30-year pass-through securities - in which we were underweighted - including collateralized mortgage obligations (CMOs). We held CMOs not only directly, but also indirectly through our investment in the Fidelity Ultra-Short Central Fund, an allocation that also benefited the fund's returns. Advantageous security selection and exposure to adjustable-rate mortgages and securities issued by private companies also worked in our favor. In contrast, underweighting securities made up of loans with coupons of 5.5% to 6.0% hurt, as they outpaced the overall pass-through market.

Note to shareholders: Brett Kozlowski will become Portfolio Manager of the fund on October 2, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Class A
Actual	$ 1,000.00	$ 1,016.50	$ 3.71
HypotheticalA	$ 1,000.00	$ 1,021.53	$ 3.72
Class T
Actual	$ 1,000.00	$ 1,017.10	$ 4.07
HypotheticalA	$ 1,000.00	$ 1,021.17	$ 4.08
Class B
Actual	$ 1,000.00	$ 1,012.70	$ 7.51
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Class C
Actual	$ 1,000.00	$ 1,012.30	$ 7.91
HypotheticalA	$ 1,000.00	$ 1,017.34	$ 7.93
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,017.90	$ 2.29
HypotheticalA	$ 1,000.00	$ 1,022.94	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 1,018.50	$ 2.65
HypotheticalA	$ 1,000.00	$ 1,022.58	$ 2.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.73%
Class T	.80%
Class B	1.48%
Class C	1.56%
Fidelity Mortgage Securities Fund	.45%
Institutional Class	.52%

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published semiannual report.

Coupon Distribution as of August 31, 2006
	% of fund's investments	% of fund's investments 4 months ago
Less than 4%	1.9	2.2
4 - 4.99%	9.2	15.6
5 - 5.99%	60.0	60.1
6 - 6.99%	18.4	15.2
7% and over	3.1	3.2
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of August 31, 2006
4 months ago
Years	4.4	5.7
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	3.7	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006*		As of April 30, 2006**
	Mortgage Securities 85.1%		Mortgage Securities 85.5%
	Corporate Bonds 1.7%		Corporate Bonds 1.0%
	CMOs and Other Mortgage Related Securities 21.1%		CMOs and Other Mortgage Related Securities 17.8%
	U.S. Government Agency Obligations 0.2%		U.S. Government Agency Obligations 0.2%
	Asset-Backed Securities 8.8%		Asset-Backed Securities 8.3%
	Short-Term Investments and Net Other Assets(dagger) (16.9)%		Short-Term Investments and Net Other Assets(dagger) (12.8)%
* Foreign investments	4.1%	** Foreign investments	3.7%
* Futures and Swaps	4.2%	** Futures and Swaps	5.3%

8 Short-term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.
For an unaudited list of holdings for each fixed-income central fund, visit fidelity.com. and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 85.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 59.4%
3.744% 1/1/35 (d)	$ 409	$ 403
3.748% 12/1/34 (d)	308	303
3.757% 10/1/33 (d)	275	270
3.788% 6/1/34 (d)	1,278	1,244
3.796% 12/1/34 (d)	62	61
3.81% 6/1/33 (d)	218	214
3.834% 1/1/35 (d)	770	757
3.839% 11/1/34 (d)	1,550	1,538
3.846% 1/1/35 (d)	248	244
3.851% 10/1/33 (d)	6,591	6,475
3.866% 1/1/35 (d)	472	465
3.88% 6/1/33 (d)	1,082	1,065
3.898% 10/1/34 (d)	297	295
3.905% 12/1/34 (d)	244	241
3.938% 11/1/34 (d)	506	501
3.941% 5/1/34 (d)	91	91
3.952% 1/1/35 (d)	324	321
3.954% 12/1/34 (d)	252	250
3.955% 12/1/34 (d)	1,711	1,693
3.957% 5/1/33 (d)	102	100
3.992% 1/1/35 (d)	207	205
3.996% 12/1/34 (d)	163	161
3.996% 12/1/34 (d)	300	297
3.998% 2/1/35 (d)	234	231
4% 6/1/18 to 5/1/19	19,286	18,205
4.022% 1/1/35 (d)	456	451
4.029% 1/1/35 (d)	132	130
4.034% 10/1/18 (d)	240	236
4.037% 1/1/35 (d)	184	182
4.041% 2/1/35 (d)	212	209
4.052% 12/1/34 (d)	456	453
4.058% 1/1/35 (d)	428	423
4.079% 2/1/35 (d)	428	423
4.082% 4/1/33 (d)	94	93
4.083% 2/1/35 (d)	150	149
4.086% 2/1/35 (d)	168	166
4.094% 11/1/34 (d)	344	341
4.102% 2/1/35 (d)	788	782
4.108% 1/1/35 (d)	478	473
4.114% 1/1/35 (d)	448	444
4.116% 2/1/35 (d)	534	528
4.126% 1/1/35 (d)	794	786
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.143% 2/1/35 (d)	$ 427	$ 422
4.144% 1/1/35 (d)	720	715
4.156% 1/1/35 (d)	832	828
4.171% 1/1/35 (d)	598	584
4.181% 10/1/34 (d)	700	697
4.181% 11/1/34 (d)	109	108
4.187% 1/1/35 (d)	397	393
4.202% 1/1/35 (d)	263	261
4.25% 2/1/35 (d)	294	287
4.272% 3/1/35 (d)	268	265
4.274% 2/1/35 (d)	161	160
4.275% 8/1/33 (d)	552	546
4.282% 7/1/34 (d)	204	204
4.287% 12/1/34 (d)	158	156
4.306% 5/1/35 (d)	376	372
4.313% 3/1/33 (d)	145	142
4.35% 1/1/35 (d)	303	297
4.356% 4/1/35 (d)	164	163
4.362% 2/1/34 (d)	643	635
4.39% 11/1/34 (d)	3,444	3,446
4.394% 5/1/35 (d)	837	831
4.396% 2/1/35 (d)	432	423
4.423% 10/1/34 (d)	1,280	1,278
4.426% 1/1/35 (d)	344	341
4.438% 3/1/35 (d)	399	391
4.456% 8/1/34 (d)	851	841
4.464% 5/1/35 (d)	282	280
4.494% 1/1/35 (d)	376	373
4.497% 8/1/34 (d)	533	537
4.5% 4/1/18 to 6/1/35	134,824	127,172
4.532% 2/1/35 (d)	1,741	1,729
4.539% 7/1/35 (d)	1,021	1,012
4.54% 2/1/35 (d)	268	266
4.554% 2/1/35 (d)	189	187
4.727% 7/1/34 (d)	809	802
4.778% 12/1/34 (d)	299	296
4.803% 12/1/32 (d)	377	377
5% 9/1/16 to 12/1/34	103,911	101,772
5% 9/1/36 (b)	78,531	75,255
5% 9/1/36 (b)	102,043	97,785
5% 9/1/36 (b)	46,000	44,081
5% 9/1/36 (b)	9,370	8,979
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
5% 9/1/36 (b)	$ 60,000	$ 57,497
5.091% 5/1/35 (d)	1,823	1,822
5.196% 6/1/35 (d)	1,271	1,271
5.5% 1/1/09 to 2/1/36	207,308	205,396
5.5% 9/1/36 (b)(c)	45,539	44,704
5.5% 9/1/36 (b)(c)	67,281	66,048
5.916% 1/1/36 (d)	915	923
6% 4/1/08 to 6/1/35	114,904	115,820
6% 9/1/21 (b)	9,970	10,085
6% 9/1/21 (b)	2,420	2,448
6% 9/1/36 (b)	7,522	7,531
6.5% 2/1/20 to 12/1/35	67,995	69,299
7% 3/1/17 to 7/1/33	7,058	7,272
7.5% 4/1/22 to 9/1/32	3,778	3,910
8% 7/1/08 to 12/1/29	19	20
8.5% 1/1/16 to 7/1/31	352	379
9% 6/1/09 to 10/1/30	921	998
9.5% 11/1/09 to 8/1/22	154	168
11% 8/1/10	65	69
12.25% 5/1/13 to 5/1/15	35	39
12.5% 8/1/15 to 3/1/16	41	47
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	32	38
		1,113,378
Freddie Mac - 22.1%
4% 4/1/19	5,391	5,083
4.043% 12/1/34 (d)	298	294
4.097% 12/1/34 (d)	442	436
4.124% 1/1/35 (d)	376	371
4.256% 3/1/35 (d)	375	371
4.298% 5/1/35 (d)	666	658
4.301% 12/1/34 (d)	419	409
4.326% 2/1/35 (d)	784	774
4.328% 1/1/35 (d)	885	874
4.438% 2/1/34 (d)	390	384
4.443% 3/1/35 (d)	405	396
4.454% 6/1/35 (d)	593	586
4.458% 3/1/35 (d)	462	451
4.5% 9/1/18 to 8/1/33	9,931	9,445
4.546% 2/1/35 (d)	671	658
5% 7/1/33 to 9/1/35	125,828	120,703
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
5.003% 4/1/35 (d)	$ 2,036	$ 2,027
5.5% 6/1/09 to 10/1/35	70,161	69,420
5.5% 9/1/36 (b)	56,400	55,413
5.5% 9/1/36 (b)	100,830	99,065
5.504% 8/1/33 (d)	174	175
6% 5/1/16 to 10/1/34	13,207	13,313
6.5% 4/1/21 to 12/1/33	16,523	16,869
7.5% 2/1/08 to 7/1/34	14,823	15,377
8% 10/1/07 to 4/1/21	65	67
8.5% 7/1/09 to 9/1/20	86	90
9% 10/1/08 to 5/1/21	445	476
10% 1/1/09 to 5/1/19	120	128
10.5% 8/1/10 to 2/1/16	12	13
12.5% 5/1/12 to 12/1/14	80	89
13% 12/1/13 to 6/1/15	122	139
		414,554
Government National Mortgage Association - 3.6%
6.5% 5/15/28 to 7/15/36	45,836	46,982
6.5% 10/1/36 (b)(c)	12,587	12,869
7% 2/15/24 to 7/15/32	3,127	3,246
7.5% 12/15/06 to 4/15/32	1,804	1,891
8% 4/15/07 to 12/15/25	745	787
8.5% 8/15/16 to 10/15/28	1,139	1,228
9% 11/20/17	2	2
10.5% 12/20/15 to 2/20/18	77	86
13% 10/15/13	7	8
13.5% 7/15/11	5	5
		67,104
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,610,219)		1,595,036
Asset-Backed Securities - 1.1%

Bayview Financial Securities Co. LLC Series 2006-A Class 2A1, 5.4481% 2/28/41 (d)	2,537	2,538
GSAMP Trust Series 2005-MTR1 Class A1, 5.4644% 10/25/35 (d)	3,627	3,627
Long Beach Mortgage Loan Trust Series 2003-3 Class M1, 6.0744% 7/25/33 (d)	3,741	3,757
Ocala Funding LLC Series 2006-1A Class A, 6.77% 3/20/11 (a)(d)	2,100	2,100
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	$ 697	$ 680
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	918	882
WaMu Asset Holdings Corp. Series 2006-5 Class N1, 5.926% 7/25/46 (a)	3,943	3,920
WM Asset Holdings Corp. Series 2006-7 Class N1, 5.926% 10/25/46 (a)	3,045	3,045
TOTAL ASSET-BACKED SECURITIES (Cost $20,599)		20,549
Collateralized Mortgage Obligations - 11.7%

Private Sponsor - 1.0%
Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 5.7244% 3/25/35 (d)	582	583
Countrywide Home Loans, Inc. sequential pay Series 2002-25 Class 2A1, 5.5% 11/27/17	1,046	1,041
Credit Suisse First Boston Mortgage Acceptance Corp. sequential pay Series 2003-1 Class 3A8, 6% 1/25/33	1,731	1,727
CS First Boston Mortgage Securities Corp. Series 2002-15R Class A1, 3.5154% 1/28/32 (a)(d)	388	342
Gracechurch Mortgage Funding PLC floater Series 1A Class DB, 5.4981% 10/11/41 (a)(d)	2,520	2,520
Master Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	4,612	4,653
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,129	1,141
Series 2004-SL2 Class A1, 6.5% 10/25/16	271	274
WaMu Mortgage pass thru certificates sequential pay Series 2002-S6 Class A25, 6% 10/25/32	732	729
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (d)	4,865	4,825
TOTAL PRIVATE SPONSOR		17,835
U.S. Government Agency - 10.7%
Fannie Mae:
planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	2,124	2,165
Series 1994-23 Class PX, 6% 8/25/23	2,969	2,998
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,371
Series 1999-15 Class PC, 6% 9/25/18	2,596	2,606
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae: - continued
Series 2003-26 Class KI, 5% 12/25/15 (f)	$ 3,822	$ 340
Series 2003-39 Class IA, 5.5% 10/25/22 (d)(f)	2,835	496
Series 2006-48 Class LF, 0% 8/25/34 (d)	1,027	1,002
Fannie Mae Grantor Trust planned amortization class Series 2005-84 Class MB, 5.75% 10/25/35	5,240	5,287
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,268
Series 2002-11 Class QB, 5.5% 3/25/15	571	569
Series 2002-49 Class KG, 5.5% 8/25/17	4,020	4,027
Series 2003-73 Class GA, 3.5% 5/25/31	11,721	10,915
Series 2006-39 Class PE, 5.5% 10/25/32	10,605	10,479
Series 2006-46 Class PE, 5.5% 11/25/32	14,461	14,270
Series 2006-51 Class PB, 5.5% 8/25/33	8,695	8,580
Series 2006-54 Class PC, 6% 1/25/36	6,880	6,954
sequential pay:
Series 2002-34 Class Z, 6% 4/25/32	6,759	6,789
Series 2002-9 Class C, 6.5% 6/25/30	2,193	2,195
Series 2004-65 Class EY, 5.5% 8/25/24	7,265	7,143
Series 2005-41 Class LA, 5.5% 5/25/35	3,446	3,434
Series 2005-55 Class LY, 5.5% 7/25/25	6,595	6,462
Series 2002-50 Class LE, 7% 12/25/29	134	134
Series 2003-42 Class HS, 1.7756% 12/25/17 (d)(f)	11,460	605
Series 2005-50 Class DZ, 5% 6/25/35	34	34
Freddie Mac:
floater Series 2344 Class FP, 6.28% 8/15/31 (d)	1,415	1,444
planned amortization class:
Series 2104 Class PG, 6% 12/15/28	2,139	2,168
Series 2512 Class PG, 5.5% 10/15/22	5,100	5,017
Series 70 Class C, 9% 9/15/20	191	191
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	1,021	1,030
Series 2516 Class AH, 5% 1/15/16	1,056	1,047
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	1,740	1,784
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2406:
Class FP, 6.31% 1/15/32 (d)	2,752	2,810
Class PF, 6.31% 12/15/31 (d)	2,697	2,771
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2410 Class PF, 6.31% 2/15/32 (d)	$ 5,562	$ 5,723
Series 2412 Class GF, 6.28% 2/15/32 (d)	1,168	1,201
Series 2958 Class TF, 0% 4/15/35 (d)	741	683
planned amortization class:
Series 2568 Class KG, 5.5% 2/15/23	8,820	8,615
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,180
Series 2780 Class OC, 4.5% 3/15/17	2,175	2,117
Series 2802 Class OB, 6% 5/15/34	3,375	3,439
Series 2810 Class PD, 6% 6/15/33	2,540	2,566
Series 2885 Class PC, 4.5% 3/15/18	2,845	2,761
Series 3077 Class TO, 4/15/35 (g)	5,068	3,643
Series 3140 Class XO, 3/15/36 (g)	2,573	1,878
sequential pay:
Series 2135 Class JE, 6% 3/15/29	3,222	3,228
Series 2281 Class ZB, 6% 3/15/30	1,355	1,375
Series 2388 Class ZA, 6% 12/15/31	5,454	5,489
Series 2608 Class FJ, 5.73% 3/15/17 (d)	3,699	3,719
Series 2638 Class FA, 5.73% 11/15/16 (d)	3,439	3,453
Series 2644 Class EF, 5.68% 2/15/18 (d)	3,922	3,945
Series 2750 Class ZT, 5% 2/15/34	2,458	2,143
Series 3097 Class IA, 5.5% 3/15/33 (f)	5,180	989
Series 1658 Class GZ, 7% 1/15/24	3,309	3,419
TOTAL U.S. GOVERNMENT AGENCY		200,951
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $217,889)		218,786
Commercial Mortgage Securities - 3.7%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.7254% 2/14/43 (d)(f)	37,356	1,394
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class HSA, 4.954% 3/11/41 (a)	740	711
Class HSB, 4.954% 3/11/41 (a)	895	857
Class HSC, 4.954% 3/11/41 (a)	895	852
Class HSD, 4.954% 3/11/41 (a)	895	849
Class HSE, 4.954% 3/11/41 (a)	2,290	2,178
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (a)	$ 560	$ 555
Class C, 4.937% 5/14/16 (a)	1,165	1,157
Class D, 4.986% 5/14/16 (a)	425	423
Class E, 5.064% 5/14/16 (a)	1,315	1,311
Class F, 5.182% 5/14/16 (a)	315	314
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (a)(d)(f)	31,596	1,692
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,188
Class F, 7.734% 1/15/32	600	642
COMM floater Series 2001-FL5A Class E, 6.83% 11/15/13 (a)(d)	2,186	2,142
Commercial Mortgage Pass-Through Certificates sequential pay Series 2006-C7 Class A3, 5.707% 6/10/46	2,688	2,744
CS First Boston Mortgage Securities Corp.:
sequential pay Series 1999-C1 Class A2, 7.29% 9/15/41	5,965	6,222
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,346
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,584
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,390	1,438
Fannie Mae guaranteed REMIC pass thru certificates Series 1998-49 Class MI, 0.8849% 6/17/38 (d)(f)	72,119	1,051
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class SWDB, 5.857% 11/11/19 (a)	2,600	2,570
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9706% 4/13/31 (d)	390	400
Host Marriott Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	826
JPMorgan Chase Commercial Mortgage Securities Corp. sequential pay Series 2006-CB14 Class A3B, 5.4865% 12/12/44 (d)	2,640	2,655
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A2, 7.95% 1/15/10	2,790	3,011
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (a)	10,815	9,056
Merrill Lynch Mortgage Trust Series 2006-C1 Class A3, 5.6606% 5/12/39 (d)	3,675	3,729
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A3, 5.877% 6/12/46	3,321	3,420
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley Capital I, Inc. Series 2006-IQ11 Class A3, 5.739% 10/15/42 (d)	$ 3,170	$ 3,231
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	4,276	4,369
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $75,004)		69,917
Fixed-Income Funds - 22.5%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $421,431)	4,247,691	422,645
Cash Equivalents - 6.9%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations) in a joint trading account at 5.29%, dated 8/31/06 due 9/1/06 (Cost $128,638)	$ 128,657	128,638
TOTAL INVESTMENT PORTFOLIO - 131.0% (Cost $2,473,780)		2,455,571
NET OTHER ASSETS - (31.0)%		(581,531)
NET ASSETS - 100%		$ 1,874,040
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 5.234% with Lehman Brothers, Inc.	March 2036	$ 9,000	$ 116
Receive semi-annually a fixed rate equal to 5.132% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	March 2009	50,000	579
		$ 59,000	$ 695
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,671,000 or 2.3% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Ten months ended August 31, 2006 Income earned (Amounts in thousands)	Year ended October 31, 2005 Income earned (Amounts in thousands)
Fidelity Ultra-Short Central Fund	$ 18,052	$ 12,921

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund (Amounts in thousands)	Value, at October 31, 2005	Purchases	Sales Proceeds	Value, at August 31, 2006	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 447,428	$ -	$ 24,997	$ 422,645	5.0%
Income Tax Information
At August 31, 2006, the fund had a capital loss carryforward of approximately $20,777,000 of which $2,470,000 and $18,307,000 will expire on August 31, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $128,638) - See accompanying schedule: Unaffiliated issuers (cost $2,052,349)	$ 2,032,926
Affiliated Central Funds (cost $421,431)	422,645
Total Investments (cost $2,473,780)		$ 2,455,571
Commitment to sell securities on a delayed delivery basis	(39,383)
Receivable for securities sold on a delayed delivery basis	39,266	(117)
Receivable for investments sold, regular delivery		238
Cash		8
Receivable for fund shares sold		1,665
Interest receivable		8,916
Swap agreements, at value		695
Total assets		2,466,976

Liabilities
Payable for investments purchased Regular delivery	$ 11,680
Delayed delivery	578,247
Payable for fund shares redeemed	1,573
Distributions payable	587
Accrued management fee	499
Distribution fees payable	108
Other affiliated payables	233
Other payables and accrued expenses	9
Total liabilities		592,936

Net Assets		$ 1,874,040
Net Assets consist of:
Paid in capital		$ 1,910,136
Distributions in excess of net investment income		(3,000)
Accumulated undistributed net realized gain (loss) on investments		(15,465)
Net unrealized appreciation (depreciation) on investments		(17,631)
Net Assets		$ 1,874,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($53,669 ÷ 4,890.4 shares)	$ 10.97

Maximum offering price per share (100/95.25 of $10.97)	$ 11.52
Class T: Net Asset Value and redemption price per share ($88,861 ÷ 8,085.3 shares)	$ 10.99

Maximum offering price per share (100/96.50 of $10.99)	$ 11.39
Class B: Net Asset Value and offering price per share ($74,450 ÷ 6,784.8 shares)A	$ 10.97

Class C: Net Asset Value and offering price per share ($31,485 ÷ 2,872.1 shares)A	$ 10.96

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,611,519 ÷ 146,576.9 shares)	$ 10.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($14,056 ÷ 1,281.7 shares)	$ 10.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Ten months ended August 31, 2006	Year ended October 31, 2005
Investment Income
Interest	$ 67,382	$ 81,636
Income from affiliated Central Funds	18,052	12,921
Total income	85,434	94,557

Expenses
Management fee	$ 5,293	$ 8,061
Transfer agent fees	1,958	2,957
Distribution fees	1,232	1,967
Accounting fees and expenses	-	428
Fund wide operations fee	471	242
Independent trustees' compensation	7	10
Custodian fees and expenses	-	81
Registration fees	-	143
Audit	-	72
Legal	-	24
Miscellaneous	4	12
Total expenses before reductions	8,965	13,997
Expense reductions	(8)	(4)
Total expenses	8,957	13,993
Net investment income	76,477	80,564
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,738)	1,596
Affiliated Central Funds	(13)	-
Swap agreements	(1,571)	-
Total net realized gain (loss)	(19,322)	1,596
Realized and Unrealized Gain (Loss)
Change in net unrealized appreciation (depreciation) on: Investment securities	14,620	(52,161)
Swap agreements	821	(126)
Delayed delivery commitments	(117)	-
Total change in net unrealized appreciation (depreciation)	15,324	(52,287)
Net gain (loss)	(3,998)	(50,691)
Net increase (decrease) in net assets resulting from operations	$ 72,479	$ 29,873

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Ten months ended August 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 76,477	$ 80,564	$ 59,740
Net realized gain (loss)	(19,322)	1,596	13,137
Change in net unrealized appreciation (depreciation)	15,324	(52,287)	14,539
Net increase (decrease) in net assets resulting from operations	72,479	29,873	87,416
Distributions to shareholders from net investment income	(76,044)	(83,034)	(60,059)
Distributions to shareholders from net realized gain	-	(10,450)	(23,783)
Total distributions	(76,044)	(93,484)	(83,842)
Share transactions - net increase (decrease)	(263,875)	288,375	90,855
Total increase (decrease) in net assets	(267,440)	224,764	94,429

Net Assets
Beginning of period	2,141,480	1,916,716	1,822,287
End of period (including distributions in excess of net investment income of $3,000, $2,371, and undistributed net investment income of $4,093, respectively)	$ 1,874,040	$ 2,141,480	$ 1,916,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Income from Investment Operations
Net investment income E	.404	.408	.365	.282	.502 I	.630
Net realized and unrealized gain (loss)	(.021)	(.267)	.181	.112	.172 I	.613
Total from investment operations	.383	.141	.546	.394	.674	1.243
Distributions from net investment income	(.403)	(.421)	(.366)	(.274)	(.534)	(.653)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.403)	(.481)	(.516)	(.354)	(.534)	(.653)
Net asset value, end of period	$ 10.97	$ 10.99	$ 11.33	$ 11.30	$ 11.26	$ 11.12
Total Return B, C, D	3.56%	1.26%	4.97%	3.56%	6.26%	12.15%
Ratios to Average Net Assets F, H
Expenses before reductions	.74% A	.82%	.86%	.81%	.84%	.85%
Expenses net of fee waivers, if any	.74% A	.82%	.86%	.81%	.84%	.85%
Expenses net of all reductions	.74% A	.82%	.86%	.81%	.84%	.85%
Net investment income	4.44% A	3.65%	3.24%	2.51%	4.55% I	5.86%
Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 50	$ 55	$ 69	$ 63	$ 15
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Income from Investment Operations
Net investment income E	.399	.400	.353	.270	.492 I	.622
Net realized and unrealized gain (loss)	(.012)	(.268)	.181	.101	.171 I	.617
Total from investment operations	.387	.132	.534	.371	.663	1.239
Distributions from net investment income	(.397)	(.412)	(.354)	(.261)	(.523)	(.639)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.397)	(.472)	(.504)	(.341)	(.523)	(.639)
Net asset value, end of period	$ 10.99	$ 11.00	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Total Return B, C, D	3.59%	1.18%	4.86%	3.34%	6.15%	12.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.81% A	.89%	.96%	.93%	.94%	.96%
Expenses net of fee waivers, if any	.81% A	.89%	.96%	.93%	.94%	.96%
Expenses net of all reductions	.81% A	.89%	.96%	.93%	.94%	.96%
Net investment income	4.37% A	3.57%	3.14%	2.39%	4.45% I	5.75%
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 126	$ 131	$ 155	$ 195	$ 106
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Income from Investment Operations
Net investment income E	.336	.323	.278	.197	.421 I	.551
Net realized and unrealized gain (loss)	(.022)	(.257)	.172	.112	.171 I	.611
Total from investment operations	.314	.066	.450	.309	.592	1.162
Distributions from net investment income	(.334)	(.336)	(.280)	(.189)	(.452)	(.572)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.334)	(.396)	(.430)	(.269)	(.452)	(.572)
Net asset value, end of period	$ 10.97	$ 10.99	$ 11.32	$ 11.30	$ 11.26	$ 11.12
Total Return B, C, D	2.91%	.58%	4.08%	2.78%	5.48%	11.32%
Ratios to Average Net Assets F, H
Expenses before reductions	1.50% A	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of fee waivers, if any	1.50% A	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of all reductions	1.50% A	1.58%	1.63%	1.57%	1.57%	1.60%
Net investment income	3.68% A	2.89%	2.48%	1.75%	3.82% I	5.11%
Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 101	$ 134	$ 182	$ 176	$ 57
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income E	.328	.316	.273	.189	.413 J	.112
Net realized and unrealized gain (loss)	(.021)	(.257)	.172	.112	.173 J	.238
Total from investment operations	.307	.059	.445	.301	.586	.350
Distributions from net investment income	(.327)	(.329)	(.275)	(.181)	(.436)	(.140)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.327)	(.389)	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 10.96	$ 10.98	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Total Return B, C, D	2.85%	.52%	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net Assets F, I
Expenses before reductions	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Expenses net of fee waivers, if any	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Expenses net of all reductions	1.57% A	1.64%	1.68%	1.64%	1.64%	1.60% A
Net investment income	3.61% A	2.82%	2.42%	1.68%	3.75% J	4.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 31	$ 41	$ 58	$ 99	$ 74	$ 3
Portfolio turnover rate G	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Income from Investment Operations
Net investment income D	.432	.438	.390	.306	.526 H	.654
Net realized and unrealized gain (loss)	(.023)	(.257)	.183	.102	.170 H	.619
Total from investment operations	.409	.181	.573	.408	.696	1.273
Distributions from net investment income	(.429)	(.451)	(.393)	(.298)	(.556)	(.673)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.429)	(.511)	(.543)	(.378)	(.556)	(.673)
Net asset value, end of period	$ 10.99	$ 11.01	$ 11.34	$ 11.31	$ 11.28	$ 11.14
Total Return B, C	3.80%	1.61%	5.21%	3.68%	6.47%	12.44%
Ratios to Average Net Assets E, G
Expenses before reductions	.45% A	.55%	.62%	.60%	.63%	.66%
Expenses net of fee waivers, if any	.45% A	.55%	.62%	.60%	.63%	.66%
Expenses net of all reductions	.45% A	.55%	.62%	.60%	.63%	.66%
Net investment income	4.73% A	3.91%	3.48%	2.72%	4.76% H	6.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,612	$ 1,807	$ 1,525	$ 1,302	$ 1,208	$ 430
Portfolio turnover rate F	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11	$ 10.52
Income from Investment Operations
Net investment income D	.424	.432	.387	.302	.513 H	.644
Net realized and unrealized gain (loss)	(.011)	(.266)	.182	.112	.171 H	.610
Total from investment operations	.413	.166	.569	.414	.684	1.254
Distributions from net investment income	(.423)	(.446)	(.389)	(.294)	(.544)	(.664)
Distributions from net realized gain	-	(.060)	(.150)	(.080)	-	-
Total distributions	(.423)	(.506)	(.539)	(.374)	(.544)	(.664)
Net asset value, end of period	$ 10.97	$ 10.98	$ 11.32	$ 11.29	$ 11.25	$ 11.11
Total Return B, C	3.85%	1.48%	5.19%	3.75%	6.36%	12.27%
Ratios to Average Net Assets E, G
Expenses before reductions	.52% A	.60%	.66%	.63%	.75%	.76%
Expenses net of fee waivers, if any	.52% A	.60%	.66%	.63%	.75%	.75%
Expenses net of all reductions	.52% A	.60%	.66%	.63%	.75%	.75%
Net investment income	4.66% A	3.87%	3.45%	2.69%	4.65% H	5.95%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 16	$ 13	$ 16	$ 12	$ 7
Portfolio turnover rate F	232% A	183%	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) referred to as the Central Fund, which is an open-end investment company available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Fund:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended August 31, 2006 and the one year period ended October 31, 2005.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Central Fund, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Fund, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Fund is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,716
Unrealized depreciation	(29,025)
Net unrealized appreciation (depreciation)	(15,309)
Capital loss carryforward	(20,777)

Cost for federal income tax purposes	$ 2,470,880

The tax character of distributions paid was as follows:

	Ten months ended August 31, 2006	October 31, 2005	October 31, 2004
Ordinary Income	$ 76,044	$ 93,484	$ 81,082
Long-term Capital Gains	-	-	2,760
Total	$ 76,044	$ 93,484	$ 83,842

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $43,506 and $57,672, respectively for the ten month period ended August 31, 2006.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and October 31, 2005, the management fee was equivalent to an annualized rate of .32% and annual rate of .38%, respectively, of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the periods ended August 31, 2006 and October 31, 2005, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

			Ten months ended August 31, 2006		October 31, 2005
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 65	$ -	$ 81	$ -
Class T	0%	.25%	224	1	322	2
Class B	.65%	.25%	647	468	1,067	772
Class C	.75%	.25%	296	25	497	55
			$ 1,232	$ 494	$ 1,967	$ 829

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the ten month period ended August 31, 2006, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10
Class T	8
Class B*	266
Class C*	3
$ 287

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FSC receives an asset-based fee of .10% of Fidelity Mortgage Securities Fund's average net assets. Prior to June 1, 2005, FSC also received account fees in addition to the asset-based fee. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and October 31, 2005, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Ten months ended August 31, 2006		October 31, 2005
	Amount	% of Average Net Assets*	Amount	% of Average Net Assets
Class A	$ 105.24		$ 128.24
Class T	185.21		275.21
Class B	177.25		295.25
Class C	66.22		106.21
Fidelity Mortgage Securities Fund	1,403.10		2,127.12
Institutional Class	22.17		26.17
	$ 1,958		$ 2,957

* Annualized

Accounting Fees. FSC maintains the Fund's accounting records. Effective June 1, 2005, FMR pays for these fees. Prior to June 1, 2005, the accounting fee was based on the level of average net assets for the month.

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), which became effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, the compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the periods ended August 31, 2006 and October 31, 2005, the FWOE fee was equivalent to an annualized rate of .03% and an annual rate of .01%, respectively, of the Fund's average net assets.

Affiliated Central Funds. The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Fund as an investment of the Fund but does not include the underlying holdings of the Central Fund. Based on its investment objectives, the Central Fund may invest or participate in various investment

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Fund and the Fund.

A complete unaudited list of holdings for the Central Fund, as of the Fund's report date, is available upon request or at fidelity.com and/or advisor.fidelity.com, as applicable. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Fund financial statements, which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Fund does not pay a management fee.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and October 31, 2005, amounted to $3 and $4, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period ended August 31, 2006, these credits reduced the management fee by $7. During the period ended October 31, 2005, these credits reduced the Fund's custody expenses by $4. During the periods ended August 31, 2006 and October 31, 2005, credits reduced each class' transfer agent expense as noted in the table below.

	Ten months ended August 31, 2006	October 31, 2005
	Transfer Agent expense reduction	Transfer Agent expense reduction
Class A	$ 1	$ -

Annual Report

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
From net investment income
Class A	$ 1,927	$ 2,029	$ 1,954
Class T	3,883	4,745	4,349
Class B	2,632	3,543	3,827
Class C	1,063	1,456	1,788
Fidelity Mortgage Securities Fund	65,925	70,651	47,698
Institutional Class	614	610	443
Total	$ 76,044	$ 83,034	$ 60,059
From net realized gain
Class A	$ -	$ 287	$ 889
Class T	-	691	1,953
Class B	-	700	2,324
Class C	-	301	1,223
Fidelity Mortgage Securities Fund	-	8,396	17,203
Institutional Class	-	75	191
Total	$ -	$ 10,450	$ 23,783

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	1,839	1,644	1,641
Reinvestment of distributions	152	179	217
Shares redeemed	(1,692)	(2,106)	(3,086)
Net increase (decrease)	299	(283)	(1,228)
Class T
Shares sold	1,518	3,841	4,195
Reinvestment of distributions	334	458	522
Shares redeemed	(5,186)	(4,417)	(6,866)
Net increase (decrease)	(3,334)	(118)	(2,149)
Class B
Shares sold	180	374	713
Reinvestment of distributions	194	308	449
Shares redeemed	(2,788)	(3,340)	(5,387)
Net increase (decrease)	(2,414)	(2,658)	(4,225)
Class C
Shares sold	272	501	835
Reinvestment of distributions	76	124	207
Shares redeemed	(1,211)	(2,018)	(4,707)
Net increase (decrease)	(863)	(1,393)	(3,665)
Fidelity Mortgage Securities Fund
Shares sold	19,669	60,281	53,695
Reinvestment of distributions	5,589	6,543	5,298
Shares redeemed	(42,873)	(37,075)	(39,584)
Net increase (decrease)	(17,615)	29,749	19,409
Institutional Class
Shares sold	703	733	482
Reinvestment of distributions	43	44	39
Shares redeemed	(935)	(476)	(772)
Net increase (decrease)	(189)	301	(251)

Annual Report

9. Share Transactions - continued

	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	$ 20,110	$ 18,382	$ 18,405
Reinvestment of distributions	1,656	2,002	2,435
Shares redeemed	(18,454)	(23,537)	(34,550)
Net increase (decrease)	$ 3,312	$ (3,153)	$ (13,710)
Class T
Shares sold	$ 16,612	$ 43,073	$ 47,196
Reinvestment of distributions	3,658	5,128	5,858
Shares redeemed	(56,617)	(49,428)	(77,143)
Net increase (decrease)	$ (36,347)	$ (1,227)	$ (24,089)
Class B
Shares sold	$ 1,960	$ 4,184	$ 8,013
Reinvestment of distributions	2,120	3,440	5,030
Shares redeemed	(30,466)	(37,334)	(60,324)
Net increase (decrease)	$ (26,386)	$ (29,710)	$ (47,281)
Class C
Shares sold	$ 2,962	$ 5,615	$ 9,365
Reinvestment of distributions	831	1,386	2,314
Shares redeemed	(13,216)	(22,545)	(52,702)
Net increase (decrease)	$ (9,423)	$ (15,544)	$ (41,023)
Fidelity Mortgage Securities Fund
Shares sold	$ 215,483	$ 676,321	$ 604,255
Reinvestment of distributions	61,180	73,241	59,524
Shares redeemed	(469,651)	(414,945)	(444,008)
Net increase (decrease)	$ (192,988)	$ 334,617	$ 219,771
Institutional Class
Shares sold	$ 7,639	$ 8,212	$ 5,417
Reinvestment of distributions	474	496	433
Shares redeemed	(10,156)	(5,316)	(8,663)
Net increase (decrease)	$ (2,043)	$ 3,392	$ (2,813)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 24, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mortgage Securities (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Mortgage Securities. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Brett Kozlowski (31)

Year of Election or Appointment: 2006
Vice President of Advisor Mortgage Securities. Mr. Kozlowski is also Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Kozlowski worked as a portfolio analyst and a trader in the Fixed Income Group.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mortgage Securities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Mortgage Securities. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Mortgage Securities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund designates $58,464,680 of distributions paid during the period January 1, 2006 to August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity Mortgage Securities (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity Mortgage Securities (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Mortgage Securities Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity Mortgage Securities (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Fidelity Mortgage Securities (retail class) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Mortgage Securities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Mortgage Securities (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities (retail class) to 45 basis points. These contractual arrangements may not be increased without Board approval. The fund's Advisor classes continue to be subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that the total expenses of each class ranked below its competitive median for 2005. The Board considered that each class's total expenses reflect the contractual arrangements for 2005, as if the contractual arrangements were in effect for the entire year.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board noted that because the contractual arrangements that went into effect June 1, 2005 set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. The Board realized, however, that the 35 basis point fee rate was below the lowest management fee rate available under the contractual arrangements that existed prior to June 1, 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AMORI-UANN-1006
1.784763.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Short Fixed-Income

Fund - Class A, Class T, Class B and Class C

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge) A	1.37%	2.96%	4.62%
Class T (incl. 1.50% sales charge)	1.52%	2.97%	4.65%
Class B (incl. contingent deferred sales charge) B	-0.73%	2.48%	4.06%
Class C (incl. contingent deferred sales charge) C	1.12%	2.44%	4.04%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee.

B Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on October 9, 2002. Returns between November 3, 1997 and October 9, 2002 are those of Class C, and reflect a 1.00% 12b-1 fee. Class B returns prior to November 3, 1997 are those of Class T which has a 12b-1 fee of 0.15%. If Class B's 12b-1 fee had been reflected, returns from November 3, 1997 through October 9, 2002 would have been higher and returns prior to November 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 3%, 0%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Class T on August 31, 1996, and the current 1.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1-3 Year Government/Credit Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed-Income Fund

A weak start, a strong finish and a modestly positive overall return highlighted investment-grade bond performance for the year ending August 31, 2006. Bonds sank in the first two months of the period after Gulf Coast hurricanes sent energy prices soaring, prompting fears of a corresponding leap in inflation. However, core inflation readings - which strip out volatile food and energy prices - remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But the asset class fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. In all, the Fed raised interest rates seven times during the past year. Bonds rose again in July and August, though, after Fed Chairman Ben Bernanke hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the 12-month period as a whole according the Lehman Brothers® Aggregate Bond Index.

The fund's Class A, Class T, Class B and Class C shares returned 2.92%, 3.07%, 2.25% and 2.11%, respectively (excluding sales charges), for the 12 months ending August 31, 2006 - the fund's new fiscal year end. In comparison, the Lehman Brothers 1-3 Year Government/Credit Bond Index rose 3.09%. For the 10 months ending August 31, 2006 - the period since the fund's previous annual report - the fund's Class A, Class T, Class B and Class C shares gained 3.33%, 3.36%, 2.68% and 2.65%, respectively (excluding sales charges), while the Lehman Brothers index rose 3.39%. Boosting our returns relative to the index during the past year was advantageous sector positioning, led by a heavy emphasis on non-government bonds, including structured products such as asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. These structured securities, which I held both directly and through our investment in the Fidelity Ultra-Short Central Fund - a diversified internal pool of short-term assets designed to outperform cash-like instruments with similar risk characteristics - outpaced the index. Also aiding the fund's performance relative to the index was yield-curve positioning. A position in the Fidelity Ultra-Short Central Fund and an overweighting in bonds with maturities of between three and five years worked in our favor early in the period. Modestly detracting from returns was an underweighting in government agency securities, which performed well during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Class A
Actual	$ 1,000.00	$ 1,022.10	$ 3.92
Hypothetical A	$ 1,000.00	$ 1,021.32	$ 3.92
Class T
Actual	$ 1,000.00	$ 1,022.30	$ 3.72
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72
Class B
Actual	$ 1,000.00	$ 1,018.20	$ 7.73
Hypothetical A	$ 1,000.00	$ 1,017.54	$ 7.73
Class C
Actual	$ 1,000.00	$ 1,018.00	$ 7.93
Hypothetical A	$ 1,000.00	$ 1,017.34	$ 7.93
Institutional Class
Actual	$ 1,000.00	$ 1,023.10	$ 2.91
Hypothetical A	$ 1,000.00	$ 1,022.33	$ 2.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.77%
Class T	.73%
Class B	1.52%
Class C	1.56%
Institutional Class	.57%

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published semiannual report.

Quality Diversification (% of fund's net assets)
As of August 31, 2006	As of April 30, 2006
U.S.Government and U.S.Government Agency Obligations 33.0%	U.S.Government and U.S.Government Agency Obligations 34.8%
AAA 23.0%	AAA 22.6%
AA 5.2%	AA 5.6%
A 11.3%	A 11.7%
BBB 21.0%	BBB 19.2%
BB and Below 0.9%	BB and Below 1.5%
Not Rated 1.7%	Not Rated 1.9%
Short-Term Investments and Net Other Assets 3.9%	Short-Term Investments and Net Other Assets 2.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of August 31, 2006
4 months ago
Years	2.5	2.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	1.6	1.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006 *		As of April 30, 2006 **
	Corporate Bonds 23.7%		Corporate Bonds 22.4%
	U.S. Government and U.S. Government Agency Obligations 33.0%		U.S. Government and U.S. Government Agency Obligations 34.8%
	Asset-Backed Securities 22.4%		Asset-Backed Securities 21.4%
	CMOs and Other Mortgage Related Securities 16.6%		CMOs and Other Mortgage Related Securities 18.0%
	Other Investments 0.4%		Other Investments 0.7%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	8.1%	** Foreign investments	7.2%
* Futures and Swaps	15.5%	** Futures and Swaps	14.9%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.
For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 23.3%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.5%
DaimlerChrysler NA Holding Corp.:
5.74% 3/13/09 (f)	$ 2,650,000	$ 2,653,108
5.75% 8/10/09	3,300,000	3,312,342
		5,965,450
Household Durables - 0.3%
Whirlpool Corp. 6.125% 6/15/11	4,500,000	4,563,545
Media - 2.3%
AOL Time Warner, Inc. 6.75% 4/15/11	3,000,000	3,108,306
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,350,000	2,352,818
Continental Cablevision, Inc. 9% 9/1/08	3,400,000	3,625,719
Cox Communications, Inc.:
3.875% 10/1/08	3,655,000	3,533,307
6.4% 8/1/08	795,000	804,639
Hearst-Argyle Television, Inc. 7% 11/15/07	1,500,000	1,514,348
Liberty Media Corp.:
6.8294% 9/17/06 (f)	3,203,000	3,204,089
7.75% 7/15/09	2,350,000	2,450,037
Time Warner Entertainment Co. LP 7.25% 9/1/08	3,145,000	3,247,247
Univision Communications, Inc.:
3.5% 10/15/07	535,000	519,163
3.875% 10/15/08	2,600,000	2,480,374
Viacom, Inc. 5.75% 4/30/11 (c)	3,470,000	3,441,442
		30,281,489
TOTAL CONSUMER DISCRETIONARY		40,810,484
CONSUMER STAPLES - 0.4%
Food Products - 0.2%
H.J. Heinz Co. 6.428% 12/1/08 (c)(f)	1,515,000	1,543,724
Kraft Foods, Inc. 4% 10/1/08	1,630,000	1,588,319
		3,132,043
Tobacco - 0.2%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,011,038
TOTAL CONSUMER STAPLES		5,143,081
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - 2.0%
Energy Equipment & Services - 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	$ 1,335,000	$ 1,311,525
Oil, Gas & Consumable Fuels - 1.9%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	1,865,000	1,824,751
Delek & Avner Yam Tethys Ltd. 5.326% 8/1/13 (c)	2,037,568	1,984,652
Duke Capital LLC:
4.37% 3/1/09	2,045,000	1,994,278
7.5% 10/1/09	2,700,000	2,863,542
Enterprise Products Operating LP:
4% 10/15/07	2,775,000	2,728,588
4.625% 10/15/09	3,070,000	2,986,164
Kinder Morgan Energy Partners LP:
5.35% 8/15/07	1,400,000	1,387,211
6.3% 2/1/09	435,000	440,664
Pemex Project Funding Master Trust:
6.125% 8/15/08	4,535,000	4,553,140
9.125% 10/13/10	2,250,000	2,511,000
Petroleum Export Ltd.:
4.623% 6/15/10 (c)	1,346,667	1,327,288
4.633% 6/15/10 (c)	808,889	797,249
		25,398,527
TOTAL ENERGY		26,710,052
FINANCIALS - 7.5%
Capital Markets - 0.5%
Bank of New York Co., Inc.:
3.4% 3/15/13 (f)	2,750,000	2,672,313
4.25% 9/4/12 (f)	1,285,000	1,272,787
Lehman Brothers Holdings E-Capital Trust I 6.1725% 8/19/65 (f)	1,030,000	1,034,147
Lehman Brothers Holdings, Inc. 4.25% 1/27/10	195,000	188,625
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,366,274
		6,534,146
Commercial Banks - 0.5%
Bank One Corp. 6% 8/1/08	975,000	986,618
Corporacion Andina de Fomento yankee 7.25% 3/1/07	965,000	972,573
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Commercial Banks
Korea Development Bank:
3.875% 3/2/09	$ 2,700,000	$ 2,610,819
4.75% 7/20/09	1,500,000	1,477,844
		6,047,854
Consumer Finance - 1.0%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,104,351
Household Finance Corp.:
4.125% 12/15/08	705,000	687,601
4.75% 5/15/09	1,563,000	1,545,424
6.4% 6/17/08	2,780,000	2,830,746
Household International, Inc. 5.836% 2/15/08	2,025,000	2,038,616
HSBC Finance Corp. 4.125% 3/11/08	3,435,000	3,378,920
MBNA Capital I 8.278% 12/1/26	1,200,000	1,254,895
		12,840,553
Diversified Financial Services - 1.1%
Aspetuck Trust 5.7869% 10/16/06 (f)(i)	3,235,000	3,252,663
Bank of America Corp. 7.4% 1/15/11	275,000	296,771
CC Funding Trust I 6.9% 2/16/07	2,040,000	2,051,797
Iberbond 2004 PLC 4.826% 12/24/17 (i)	2,941,077	2,842,005
ICB OJSC 6.2% 9/29/15 (Issued by Or-ICB for ICB OJSC) (f)	370,000	365,619
ILFC E-Capital Trust I 5.9% 12/21/65 (c)(f)	1,755,000	1,754,621
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,094,303
Keycorp Institutional Capital B 8.25% 12/15/26	1,930,000	2,018,898
Prime Property Funding II 6.25% 5/15/07 (c)	1,000,000	1,001,270
		14,677,947
Insurance - 0.6%
The Chubb Corp. 4.934% 11/16/07	4,000,000	3,979,024
The St. Paul Travelers Companies, Inc.:
5.01% 8/16/07	1,905,000	1,889,162
5.75% 3/15/07	1,070,000	1,071,883
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	516,058
		7,456,127
Real Estate Investment Trusts - 2.8%
Arden Realty LP 8.5% 11/15/10	2,050,000	2,291,734
AvalonBay Communities, Inc. 5% 8/1/07	915,000	905,133
Brandywine Operating Partnership LP:
4.5% 11/1/09	2,445,000	2,369,193
5.625% 12/15/10	1,845,000	1,844,945
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts
BRE Properties, Inc.:
5.95% 3/15/07	$ 575,000	$ 576,676
7.2% 6/15/07	1,775,000	1,792,303
Camden Property Trust:
4.375% 1/15/10	1,385,000	1,343,284
5.875% 6/1/07	580,000	581,491
Colonial Properties Trust:
4.75% 2/1/10	1,330,000	1,291,221
7% 7/14/07	1,260,000	1,273,443
Developers Diversified Realty Corp.:
3.875% 1/30/09	2,410,000	2,323,669
5% 5/3/10	1,310,000	1,288,779
7% 3/19/07	2,095,000	2,111,163
Duke Realty LP 5.625% 8/15/11	390,000	390,554
iStar Financial, Inc. 6.55% 3/12/07 (f)	3,120,000	3,137,622
JDN Realty Corp. 6.95% 8/1/07	855,000	854,557
Simon Property Group LP:
4.6% 6/15/10	1,130,000	1,098,897
4.875% 8/15/10	3,260,000	3,193,408
5.6% 9/1/11	1,775,000	1,779,438
6.875% 11/15/06	3,785,000	3,793,043
Tanger Properties LP 9.125% 2/15/08	2,295,000	2,398,275
		36,638,828
Real Estate Management & Development - 0.4%
Chelsea GCA Realty Partnership LP 7.25% 10/21/07	1,465,000	1,481,162
EOP Operating LP:
4.65% 10/1/10	1,250,000	1,207,954
6.763% 6/15/07	1,625,000	1,639,142
7.75% 11/15/07	1,650,000	1,691,253
		6,019,511
Thrifts & Mortgage Finance - 0.6%
Countrywide Home Loans, Inc. 5.625% 5/15/07	745,000	745,690
Residential Capital Corp. 6.875% 6/29/07 (f)	3,960,000	3,980,279
Washington Mutual, Inc. 4.375% 1/15/08	2,700,000	2,665,076
		7,391,045
TOTAL FINANCIALS		97,606,011
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 1.6%
Air Freight & Logistics - 0.3%
Federal Express Corp. pass thru trust certificates 7.53% 9/23/06	$ 33,276	$ 33,294
FedEx Corp. 5.5% 8/15/09	3,900,000	3,920,023
		3,953,317
Airlines - 1.2%
America West Airlines pass thru certificates 7.33% 7/2/08	2,096,702	2,107,185
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	460,792	466,793
6.978% 10/1/12	102,074	104,752
7.024% 4/15/11	2,000,000	2,052,500
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	4,015,000	4,036,591
7.056% 3/15/11	355,000	365,967
United Airlines pass thru certificates:
6.071% 9/1/14	1,338,200	1,338,200
6.201% 3/1/10	1,084,358	1,085,713
6.602% 9/1/13	2,602,217	2,601,864
7.186% 10/1/12	2,000,000	2,040,000
		16,199,565
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co. 3.75% 4/1/09	1,265,000	1,196,198
TOTAL INDUSTRIALS		21,349,080
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.5%
Motorola, Inc. 4.608% 11/16/07	6,000,000	5,945,376
MATERIALS - 0.2%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (c)	855,000	884,669
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,465,000	1,429,500
TOTAL MATERIALS		2,314,169
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.4%
Ameritech Capital Funding Corp. 6.25% 5/18/09	1,765,000	1,789,491
AT&T Corp. 6% 3/15/09	3,720,000	3,766,891
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services
BellSouth Corp. 4.2% 9/15/09	$ 1,775,000	$ 1,715,875
Deutsche Telekom International Finance BV 5.375% 3/23/11	4,000,000	3,958,976
Sprint Capital Corp. 6% 1/15/07	3,240,000	3,244,021
Telecom Italia Capital SA:
4% 11/15/08	3,690,000	3,575,533
4% 1/15/10	3,450,000	3,278,073
Telefonica Emisiones SAU 5.984% 6/20/11	5,000,000	5,074,360
Telefonos de Mexico SA de CV:
4.5% 11/19/08	3,260,000	3,186,314
4.75% 1/27/10	3,355,000	3,256,028
TELUS Corp. yankee 7.5% 6/1/07	4,220,000	4,278,662
Verizon Global Funding Corp.:
6.125% 6/15/07	2,140,000	2,149,810
7.25% 12/1/10	4,205,000	4,486,899
		43,760,933
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	3,925,000	3,788,021
Vodafone Group PLC 5.5% 6/15/11	4,000,000	3,977,276
		7,765,297
TOTAL TELECOMMUNICATION SERVICES		51,526,230
UTILITIES - 4.0%
Electric Utilities - 2.1%
American Electric Power Co., Inc. 4.709% 8/16/07	3,685,000	3,661,689
Entergy Corp. 7.75% 12/15/09 (c)	2,500,000	2,654,250
Exelon Corp. 4.45% 6/15/10	3,750,000	3,614,288
FirstEnergy Corp. 5.5% 11/15/06	3,058,000	3,057,465
Monongahela Power Co. 5% 10/1/06	2,015,000	2,013,712
Pepco Holdings, Inc.:
4% 5/15/10	1,125,000	1,065,531
5.5% 8/15/07	3,995,000	3,993,074
Progress Energy, Inc.:
5.85% 10/30/08	1,025,000	1,033,149
7.1% 3/1/11	4,645,000	4,955,281
Southwestern Public Service Co. 5.125% 11/1/06	650,000	649,585
TXU Energy Co. LLC 6.125% 3/15/08	935,000	942,075
		27,640,099
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - 0.1%
NiSource Finance Corp. 3.2% 11/1/06	$ 1,085,000	$ 1,080,951
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.:
6.125% 9/1/09	3,035,000	3,086,301
6.35% 4/1/07	3,025,000	3,037,403
Duke Capital LLC 4.331% 11/16/06	1,630,000	1,625,457
TXU Corp. 4.8% 11/15/09	1,500,000	1,440,000
		9,189,161
Multi-Utilities - 1.1%
Dominion Resources, Inc. 4.125% 2/15/08	2,610,000	2,563,336
DTE Energy Co. 5.63% 8/16/07	2,965,000	2,965,789
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07	705,000	699,017
NiSource, Inc. 3.628% 11/1/06	1,565,000	1,560,203
PSEG Funding Trust I 5.381% 11/16/07	3,575,000	3,565,798
Sempra Energy:
4.621% 5/17/07	2,495,000	2,480,082
4.75% 5/15/09	1,055,000	1,038,523
		14,872,748
TOTAL UTILITIES		52,782,959
TOTAL NONCONVERTIBLE BONDS (Cost $306,519,014)		304,187,442
U.S. Government and Government Agency Obligations - 16.7%

U.S. Government Agency Obligations - 6.1%
Fannie Mae:
3.25% 8/15/08	6,089,000	5,880,464
3.25% 2/15/09	13,000,000	12,464,348
Freddie Mac:
2.7% 3/16/07	14,000,000	13,800,276
3.875% 6/15/08	48,063,000	47,084,197
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		79,229,285
U.S. Treasury Inflation Protected Obligations - 0.9%
U.S. Treasury Inflation-Indexed Notes 3.875% 1/15/09	11,752,640	12,147,420
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 9.7%
U.S. Treasury Bonds 12% 8/15/13	$ 10,526,000	$ 11,937,968
U.S. Treasury Notes:
3.375% 2/15/08 (b)	40,000,000	39,165,640
3.75% 5/15/08 (e)	64,895,000	63,759,330
4.375% 11/15/08 (b)	12,000,000	11,902,968
TOTAL U.S. TREASURY OBLIGATIONS		126,765,906
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $220,558,355)		218,142,611
U.S. Government Agency - Mortgage Securities - 10.6%

Fannie Mae - 8.3%
4.994% 11/1/35 (f)	9,913,528	9,828,435
3.738% 10/1/33 (f)	188,896	184,778
3.744% 1/1/35 (f)	263,401	259,079
3.748% 12/1/34 (f)	184,915	181,743
3.75% 1/1/34 (f)	163,953	160,214
3.757% 10/1/33 (f)	168,195	164,730
3.788% 6/1/34 (f)	777,795	757,221
3.796% 12/1/34 (f)	38,966	38,332
3.81% 6/1/33 (f)	140,987	138,679
3.82% 10/1/33 (f)	1,986,756	1,947,468
3.834% 1/1/35 (f)	472,521	464,426
3.838% 4/1/33 (f)	502,840	494,941
3.846% 1/1/35 (f)	154,764	152,234
3.851% 10/1/33 (f)	4,239,809	4,165,059
3.866% 1/1/35 (f)	290,315	286,301
3.88% 6/1/33 (f)	703,965	692,778
3.898% 10/1/34 (f)	198,257	196,449
3.905% 12/1/34 (f)	156,781	154,847
3.938% 6/1/34 (f)	1,204,371	1,177,337
3.938% 11/1/34 (f)	327,101	324,075
3.941% 5/1/34 (f)	45,477	45,732
3.952% 1/1/35 (f)	200,449	198,544
3.954% 12/1/34 (f)	157,368	156,115
3.955% 12/1/34 (f)	1,081,473	1,070,216
3.957% 5/1/33 (f)	63,652	62,714
3.992% 1/1/35 (f)	127,627	126,324
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
3.996% 12/1/34 (f)	$ 113,852	$ 112,773
3.996% 12/1/34 (f)	189,767	187,735
3.998% 2/1/35 (f)	143,790	142,008
4.022% 1/1/35 (f)	292,993	289,944
4.029% 1/1/35 (f)	75,382	74,446
4.034% 10/1/18 (f)	139,718	137,509
4.037% 1/1/35 (f)	127,593	125,969
4.041% 2/1/35 (f)	146,769	144,972
4.052% 12/1/34 (f)	287,035	285,344
4.058% 1/1/35 (f)	280,301	276,854
4.079% 2/1/35 (f)	263,166	260,116
4.082% 4/1/33 (f)	57,544	56,928
4.083% 2/1/35 (f)	90,203	89,208
4.086% 2/1/35 (f)	100,838	99,663
4.094% 11/1/34 (f)	225,136	222,819
4.102% 2/1/35 (f)	505,752	501,412
4.108% 1/1/35 (f)	301,988	298,528
4.114% 1/1/35 (f)	293,664	291,096
4.116% 2/1/35 (f)	350,533	346,558
4.126% 1/1/35 (f)	502,865	497,488
4.14% 7/1/34 (f)	797,675	782,322
4.143% 2/1/35 (f)	252,894	250,123
4.144% 1/1/35 (f)	450,206	446,940
4.156% 1/1/35 (f)	535,619	533,017
4.162% 10/1/34 (f)	396,409	394,794
4.171% 1/1/35 (f)	366,524	357,688
4.181% 10/1/34 (f)	439,607	437,604
4.181% 11/1/34 (f)	65,328	65,100
4.187% 1/1/35 (f)	247,824	245,855
4.202% 1/1/35 (f)	147,941	146,839
4.25% 1/1/34 (f)	252,711	248,858
4.25% 2/1/34 (f)	199,036	195,966
4.25% 2/1/35 (f)	176,269	172,407
4.272% 3/1/35 (f)	160,811	159,143
4.274% 2/1/35 (f)	88,018	87,419
4.275% 8/1/33 (f)	332,957	329,581
4.282% 7/1/34 (f)	132,138	132,174
4.287% 12/1/34 (f)	94,550	93,449
4.29% 6/1/33 (f)	95,880	94,959
4.294% 1/1/34 (f)	1,193,984	1,177,356
4.296% 10/1/33 (f)	71,822	70,926
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.3% 1/1/34 (f)	$ 230,075	$ 226,782
4.3% 10/1/34 (f)	55,213	54,860
4.306% 5/1/35 (f)	222,729	220,650
4.31% 3/1/33 (f)	202,164	200,277
4.313% 3/1/33 (f)	92,216	90,144
4.327% 3/1/35 (f)	378,544	374,893
4.337% 9/1/34 (f)	510,089	505,705
4.346% 10/1/34 (f)	574,823	571,310
4.349% 1/1/35 (f)	518,761	514,868
4.35% 1/1/35 (f)	181,719	177,943
4.351% 9/1/34 (f)	222,602	222,350
4.356% 4/1/35 (f)	98,633	97,705
4.362% 2/1/34 (f)	394,485	389,255
4.39% 12/1/34 (f)	805,514	799,075
4.391% 11/1/34 (f)	452,676	448,494
4.393% 10/1/34 (f)	923,664	908,874
4.394% 5/1/35 (f)	489,113	485,468
4.396% 2/1/35 (f)	262,797	257,557
4.401% 10/1/34 (f)	1,751,452	1,738,319
4.406% 10/1/34 (f)	698,890	695,837
4.423% 10/1/34 (f)	793,568	791,954
4.426% 1/1/35 (f)	206,136	204,518
4.438% 3/1/35 (f)	239,367	234,688
4.456% 8/1/34 (f)	520,298	513,974
4.464% 5/1/35 (f)	140,985	139,754
4.481% 5/1/35 (f)	1,380,379	1,375,626
4.494% 1/1/35 (f)	220,625	218,600
4.497% 8/1/34 (f)	342,014	344,808
4.514% 10/1/35 (f)	90,811	89,924
4.515% 8/1/35 (f)	398,321	394,716
4.532% 2/1/35 (f)	1,066,707	1,059,441
4.537% 7/1/34 (f)	208,347	207,465
4.539% 7/1/35 (f)	597,126	592,096
4.54% 2/1/35 (f)	155,324	154,197
4.554% 1/1/35 (f)	334,992	332,883
4.554% 2/1/35 (f)	107,759	107,077
4.557% 7/1/35 (f)	490,701	486,859
4.56% 9/1/34 (f)	606,311	608,878
4.567% 6/1/35 (f)	560,938	556,780
4.584% 2/1/35 (f)	718,257	706,503
4.601% 8/1/34 (f)	198,611	197,179
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.601% 2/1/35 (f)	$ 742,975	$ 735,638
4.643% 1/1/33 (f)	105,699	105,381
4.645% 3/1/35 (f)	74,959	74,538
4.661% 3/1/35 (f)	1,317,916	1,310,581
4.703% 6/1/35 (f)	1,383,729	1,376,380
4.704% 9/1/34 (f)	57,376	57,229
4.708% 10/1/32 (f)	34,710	34,560
4.713% 2/1/33 (f)	31,413	31,631
4.727% 7/1/34 (f)	505,543	501,115
4.729% 10/1/34 (f)	614,942	609,036
4.732% 10/1/32 (f)	47,799	48,449
4.736% 1/1/35 (f)	24,373	24,249
4.778% 12/1/34 (f)	172,921	171,293
4.803% 12/1/32 (f)	235,390	235,491
4.808% 8/1/34 (f)	168,396	168,297
4.815% 5/1/33 (f)	9,079	9,038
4.817% 2/1/33 (f)	248,470	247,531
4.818% 11/1/34 (f)	505,708	501,296
4.832% 10/1/35 (f)	680,349	677,417
4.855% 10/1/35 (f)	442,503	438,262
4.86% 1/1/35 (f)	3,177,844	3,152,995
4.876% 7/1/34 (f)	726,679	722,201
4.921% 2/1/35 (f)	1,703,251	1,688,861
4.96% 8/1/34 (f)	1,630,809	1,623,517
4.989% 12/1/32 (f)	16,796	16,846
4.99% 11/1/32 (f)	127,385	127,904
4.995% 2/1/35 (f)	63,799	63,642
5% 3/1/18 to 6/1/18	3,178,123	3,123,267
5.007% 9/1/34 (f)	2,281,067	2,271,622
5.01% 7/1/34 (f)	85,315	85,042
5.021% 4/1/35 (f)	522,781	521,612
5.037% 11/1/34 (f)	38,177	38,278
5.091% 5/1/35 (f)	1,066,485	1,065,485
5.096% 1/1/34 (f)	151,796	152,099
5.1% 9/1/34 (f)	182,514	182,103
5.108% 5/1/35 (f)	493,368	493,103
5.15% 1/1/36 (f)	1,505,530	1,503,608
5.177% 5/1/35 (f)	647,670	645,193
5.185% 8/1/33 (f)	240,551	240,862
5.196% 6/1/35 (f)	745,429	745,853
5.205% 3/1/35 (f)	100,805	100,505
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
5.269% 7/1/35 (f)	$ 91,542	$ 91,612
5.359% 12/1/34 (f)	275,859	276,375
5.5% 7/1/13 to 5/1/25	16,789,534	16,720,320
5.513% 5/1/36 (f)	993,509	998,640
6.5% 2/1/08 to 3/1/35	10,766,630	10,973,853
7% 3/1/08 to 6/1/32	1,119,929	1,145,387
7.5% 5/1/12 to 10/1/14	98,714	103,015
11.5% 11/1/15	53,609	57,866
TOTAL FANNIE MAE		108,880,025
Freddie Mac - 2.2%
4.043% 12/1/34 (f)	172,729	170,118
4.097% 12/1/34 (f)	252,519	249,014
4.124% 1/1/35 (f)	753,190	742,668
4.256% 3/1/35 (f)	228,549	225,537
4.298% 5/1/35 (f)	403,150	398,438
4.301% 12/1/34 (f)	266,623	260,102
4.319% 10/1/34 (f)	403,061	400,308
4.326% 2/1/35 (f)	488,011	482,125
4.38% 2/1/35 (f)	265,475	259,266
4.407% 8/1/35 (f)	4,207,766	4,152,184
4.438% 2/1/34 (f)	234,059	230,544
4.443% 3/1/35 (f)	255,929	250,243
4.454% 6/1/35 (f)	370,496	366,012
4.458% 3/1/35 (f)	280,916	274,752
4.546% 2/1/35 (f)	414,682	406,189
4.742% 3/1/33 (f)	82,785	82,251
4.773% 10/1/32 (f)	29,082	29,384
4.93% 9/1/35 (f)	953,610	941,103
4.93% 11/1/35 (f)	988,262	981,945
5.003% 4/1/35 (f)	1,208,767	1,203,476
5.251% 1/1/36 (f)	1,032,540	1,030,417
5.305% 6/1/35 (f)	758,425	755,412
5.5% 9/1/21 (d)	7,571,204	7,542,539
5.5% 7/1/23 to 4/1/24	4,179,025	4,132,802
5.504% 8/1/33 (f)	115,838	116,547
5.619% 12/1/35 (f)	1,688,274	1,697,184
5.652% 4/1/32 (f)	43,079	43,555
5.888% 6/1/35 (f)	451,485	455,377
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
8.5% 5/1/26 to 7/1/28	$ 187,295	$ 201,996
12% 11/1/19	14,200	15,905
TOTAL FREDDIE MAC		28,097,393
Government National Mortgage Association - 0.1%
4.25% 7/20/34 (f)	678,506	670,402
7% 1/15/25 to 6/15/32	925,358	960,343
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,630,745
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $139,701,862)		138,608,163
Asset-Backed Securities - 20.7%

Accredited Mortgage Loan Trust:
Series 2003-2 Class A1, 4.23% 10/25/33	860,731	831,241
Series 2003-3 Class A1, 4.46% 1/25/34	866,279	827,688
Series 2004-2 Class A2, 5.6244% 7/25/34 (f)	892,844	895,771
Series 2004-4 Class A2D, 5.6744% 1/25/35 (f)	453,618	455,157
ACE Securities Corp. Series 2003-HE1:
Class M1, 5.9744% 11/25/33 (f)	405,273	406,778
Class M2, 7.0244% 11/25/33 (f)	270,000	272,786
Aesop Funding II LLC Series 2005-1A Class A1, 3.95% 4/20/08 (c)	2,000,000	1,959,079
American Express Credit Account Master Trust Series 2004-C Class C, 5.83% 2/15/12 (c)(f)	1,627,367	1,631,240
AmeriCredit Automobile Receivables Trust:
Series 2004-1:
Class B, 3.7% 1/6/09	150,000	149,081
Class C, 4.22% 7/6/09	155,000	152,982
Class D, 5.07% 7/6/10	1,105,000	1,095,842
Series 2004-CA Class A4, 3.61% 5/6/11	630,000	616,909
Series 2005-1 Class D, 5.04% 5/6/11	2,500,000	2,468,653
Series 2005-CF Class A4, 4.63% 6/6/12	2,895,000	2,864,206
Series 2005-DA Class A4, 5.02% 11/6/12	4,150,000	4,137,758
Series 2006-1 Class D, 5.49% 4/6/12	1,115,000	1,113,265
Series 2006-RM Class A1, 5.37% 10/6/09	3,000,000	3,001,882
Ameriquest Mortgage Securities, Inc.:
Series 2004-R10 Class M1, 6.0244% 11/25/34 (f)	1,370,000	1,378,307
Series 2004-R11 Class M1, 5.9844% 11/25/34 (f)	2,040,000	2,053,454
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Ameriquest Mortgage Securities, Inc.: - continued
Series 2004-R9:
Class M2, 5.9744% 10/25/34 (f)	$ 1,515,000	$ 1,526,126
Class M4, 6.4944% 10/25/34 (f)	1,945,000	1,970,323
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 5.6544% 6/25/32 (f)	174,015	174,612
ARG Funding Corp. Series 2005-1A Class A1, 4.02% 4/20/09 (c)	4,100,000	4,024,404
Argent Securities, Inc.:
Series 2003-W3 Class M2, 7.1244% 9/25/33 (f)	3,100,000	3,133,440
Series 2003-W7:
Class A2, 5.7144% 3/1/34 (f)	191,833	192,197
Class M1, 6.0144% 3/1/34 (f)	2,500,000	2,518,329
Series 2003-W9 Class M1, 6.0144% 3/25/34 (f)	1,800,000	1,810,202
Series 2004-W5 Class M1, 5.9244% 4/25/34 (f)	830,000	831,046
Series 2004-W9 Class M3, 6.9244% 6/26/34 (f)	2,230,000	2,267,775
Arran Funding Ltd. Series 2005-A Class C, 5.65% 12/15/10 (f)	3,530,000	3,534,413
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 6.4744% 1/25/34 (f)	485,000	493,196
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE7 Class A3, 5.69% 12/15/33 (f)	146,940	147,400
Series 2004-HE3 Class M2, 6.4444% 6/25/34 (f)	700,000	707,145
Series 2004-HE6 Class A2, 5.6844% 6/25/34 (f)	1,564,777	1,568,670
Series 2005-HE2:
Class M1, 5.7744% 3/25/35 (f)	1,830,000	1,840,378
Class M2, 5.8244% 3/25/35 (f)	460,000	463,500
Series 2005-HE3 Class A4, 5.5244% 4/25/35 (f)	2,471,410	2,472,324
Bayview Financial Acquisition Trust Series 2004-C Class A1, 5.7481% 5/28/44 (f)	1,199,521	1,201,438
Bayview Financial Asset Trust Series 2003-F Class A, 5.8281% 9/28/43 (f)	1,006,973	1,007,330
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 5.7781% 2/28/44 (f)	741,351	742,814
Bear Stearns Asset Backed Securities, Inc.:
Series 2004-BO1:
Class M2, 6.0744% 9/25/34 (f)	794,000	803,547
Class M3, 6.3744% 9/25/34 (f)	540,000	546,411
Class M4, 6.5244% 9/25/34 (f)	460,000	467,947
Class M5, 6.7244% 9/25/34 (f)	435,000	443,048
Series 2004-HE8:
Class M1, 5.9744% 9/25/34 (f)	1,800,000	1,811,084
Class M2, 6.5244% 9/25/34 (f)	890,000	894,695
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
BMW Vehicle Owner Trust Series 2005-A Class B, 4.42% 4/25/11	$ 1,035,000	$ 1,021,218
Capital Auto Receivables Asset Trust:
Series 2005-1 Class B, 5.705% 6/15/10 (f)	1,240,000	1,245,613
Series 2006-1 Class B, 5.26% 10/15/10	500,000	498,376
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (c)	215,000	215,403
Class C, 5.77% 5/20/10 (c)	205,000	205,432
Class D, 6.15% 4/20/11 (c)	345,000	345,674
Capital One Auto Finance Trust:
Series 2005-BSS:
Class B, 4.32% 5/15/10	1,430,000	1,409,140
Series D, 4.8% 9/15/12	1,220,000	1,201,130
Series 2006-B Class A3A, 5.45% 2/15/11	2,500,000	2,510,550
Capital One Master Trust:
Series 2001-1 Class B, 5.84% 12/15/10 (f)	1,700,000	1,706,981
Series 2001-6 Class C, 6.7% 6/15/11 (c)	3,200,000	3,278,250
Capital One Prime Auto Receivable Trust Series 2005-1 Class B, 4.58% 8/15/12	1,850,000	1,816,342
Capital Trust Ltd. Series 2004-1:
Class A2, 5.775% 7/20/39 (c)(f)	645,000	644,998
Class B, 6.075% 7/20/39 (c)(f)	340,000	339,998
Class C, 6.425% 7/20/39 (c)(f)	435,000	434,998
Carmax Auto Owner Trust Series 2006-1 Class C, 5.76% 11/15/12	6,935,000	6,973,228
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.37% 8/25/36 (c)(f)	185,000	165,951
Caterpillar Financial Asset Trust Series 2006-A Class A3, 5.57% 5/25/10	2,700,000	2,699,750
CDC Mortgage Capital Trust Series 2002-HE2 Class M1, 6.3744% 1/25/33 (f)	835,059	835,463
Chase Credit Card Master Trust Series 2003-6 Class B, 5.68% 2/15/11 (f)	2,150,000	2,163,606
Chase Credit Card Owner Trust Series 2004-1 Class B, 5.53% 5/15/09 (f)	875,000	874,996
Chase Issuance Trust:
Series 2004-C3 Class C3, 5.8% 6/15/12 (f)	3,305,000	3,324,123
Series 2006-C3 Class C3, 5.56% 6/15/11 (f)	2,905,000	2,905,000
CIT Equipment Collateral Trust Series 2006-VT1:
Class A3, 5.13% 12/21/08	2,870,000	2,867,477
Class B, 5.23% 2/20/13	926,212	924,969
Class D, 5.48% 2/20/13	1,031,384	1,029,479
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Citibank Credit Card Issuance Trust:
Series 2002-C1 Class C1, 6.47% 2/9/09 (f)	$ 3,000,000	$ 3,010,732
Series 2003-C1 Class C1, 6.5888% 4/7/10 (f)	2,600,000	2,637,976
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 5.7344% 12/25/33 (c)(f)	1,147,534	1,147,534
CNH Equipment Trust Series 2005-B Class B, 4.57% 7/16/12	830,000	804,357
College Loan Corp. Trust I Series 2006-1 Class AIO, 10% 7/25/08 (h)	5,690,000	1,065,986
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 7.3225% 9/25/32 (f)	1,087,165	1,091,582
Series 2004-2:
Class 3A4, 5.5744% 7/25/34 (f)	382,613	382,798
Class M1, 5.8244% 5/25/34 (f)	1,075,000	1,079,180
Series 2004-3 Class 3A4, 5.5744% 8/25/34 (f)	728,944	730,961
Series 2004-4:
Class A, 5.6944% 8/25/34 (f)	166,123	166,298
Class M1, 5.8044% 7/25/34 (f)	775,000	779,610
Class M2, 5.8544% 6/25/34 (f)	920,000	924,653
CPS Auto Receivables Trust Series 2006-B Class A3, 5.73% 6/15/16 (c)	1,244,997	1,254,334
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A Class C, 5.074% 6/15/35 (c)	974,000	959,797
CS First Boston Mortgage Securities Corp.:
Series 2004-FRE1 Class B1, 7.1244% 4/25/34 (f)	1,295,000	1,295,437
Series 2005-FIX1 Class A2, 4.31% 5/25/35	2,090,000	2,054,737
Discover Card Master Trust I Series 2003-4 Class B1, 5.66% 5/16/11 (f)	1,775,000	1,783,885
Diversified REIT Trust Series 2000-1A:
Class A2, 6.971% 3/8/10 (c)	1,430,774	1,462,575
Class E, 6.971% 3/8/10 (c)	865,000	896,292
Drive Auto Receivables Trust:
Series 2005-1 Class A3, 3.75% 4/15/09 (c)	1,010,528	1,003,238
Series 2005-3 Class A3, 4.99% 10/15/10 (c)	2,665,000	2,650,701
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5:
Class AB1, 5.3867% 5/28/35 (f)	516,196	516,115
Class AB3, 5.5252% 5/28/35 (f)	190,501	190,531
Fieldstone Mortgage Investment Corp. Series 2006-2:
Class 2A2, 5.4944% 7/25/36 (f)	1,240,000	1,239,986
Class M1, 5.6344% 7/25/36 (f)	2,480,000	2,480,882
First Franklin Mortgage Loan Trust Series 2006-FF4N Class N1, 5.5% 3/25/36 (c)	586,271	584,931
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
First Investors Auto Owner Trust Series 2006-A Class A3, 4.93% 2/15/11 (c)	$ 1,220,000	$ 1,212,131
Ford Credit Auto Owner Trust:
Series 2005-A:
Class A4, 3.72% 10/15/09	4,100,000	4,017,068
Class B, 3.88% 1/15/10	590,000	575,409
Series 2006-B Class C, 5.68% 6/15/12	2,040,000	2,044,759
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 5.7744% 2/25/34 (f)	93,578	93,692
Class M2, 5.8244% 2/25/34 (f)	150,000	150,238
Series 2004-C:
Class M1, 5.9744% 8/25/34 (f)	1,120,000	1,129,761
Class M3, 6.4744% 8/25/34 (f)	3,000,000	3,041,042
Series 2004-D:
Class M4, 6.2744% 11/25/34 (f)	295,000	297,457
Class M5, 6.3244% 11/25/34 (f)	245,000	247,143
Series 2005-A Class 2A2, 5.5644% 2/25/35 (f)	1,692,145	1,693,348
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	1,440,000	1,424,531
GE Business Loan Trust:
Series 2004-2 Class A, 0.8454% 12/15/08 (c)(h)	74,358,997	907,447
Series 2005-2 Class IO, 0.5242% 9/15/17 (c)(h)	134,240,000	1,295,416
Greenpoint Credit LLC Series 2001-1 Class 1A, 5.665% 4/20/32 (f)	580,989	580,913
GSAMP Trust:
Series 2002-NC1 Class A2, 5.6444% 7/25/32 (f)	4,389	4,445
Series 2003-HE2 Class M1, 5.9744% 8/25/33 (f)	650,000	652,808
Series 2005-MTR1 Class A1, 5.4644% 10/25/35 (f)	2,175,405	2,175,405
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 6.4044% 5/25/30 (c)(f)	4,180,000	4,180,000
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 7.325% 9/20/09 (c)(f)	4,400,000	4,406,024
Home Equity Asset Trust:
Series 2002-2 Class A4, 5.6744% 6/25/32 (f)	5,664	5,667
Series 2003-3 Class A4, 5.7844% 2/25/33 (f)	493	493
Series 2003-5 Class A2, 5.6744% 12/25/33 (f)	39,981	40,108
Series 2003-7 Class A2, 5.7044% 3/25/34 (f)	196,029	196,114
Series 2003-8 Class M1, 6.0444% 4/25/34 (f)	845,000	852,875
Series 2004-1 Class M2, 6.5244% 6/25/34 (f)	655,000	661,287
Series 2004-2 Class A2, 5.6144% 7/25/34 (f)	82,049	82,082
Series 2004-3:
Class M1, 5.8944% 8/25/34 (f)	425,000	426,801
Class M2, 6.5244% 8/25/34 (f)	465,000	470,963
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Home Equity Asset Trust: - continued
Series 2004-6 Class A2, 5.6744% 12/25/34 (f)	$ 904,647	$ 906,315
Household Automotive Trust Series 2004-1 Class A4, 3.93% 7/18/11	1,170,000	1,146,231
Household Home Equity Loan Trust Series 2003-2 Class M, 5.905% 9/20/33 (f)	145,013	145,096
Household Mortgage Loan Trust Series 2004-HC1 Class A, 5.675% 2/20/34 (f)	371,679	371,887
Household Private Label Credit Card Master Note Trust I Series 2002-2 Class B, 5.88% 1/18/11 (f)	1,000,000	1,002,137
HSBC Automotive Trust:
Series 2006-1 Class A3, 5.43% 6/17/11	2,100,000	2,110,361
Series 2006-2 Class A4, 5.67% 6/17/13	3,500,000	3,549,350
HSBC Home Equity Loan Trust:
Series 2005-2:
Class M1, 5.785% 1/20/35 (f)	370,016	370,839
Class M2, 5.815% 1/20/35 (f)	277,512	278,491
Series 2005-3 Class A1, 5.585% 1/20/35 (f)	2,268,614	2,270,704
Hyundai Auto Receivables Trust Series 2005-A:
Class B, 4.2% 2/15/12	1,115,000	1,091,772
Class C, 4.22% 2/15/12	185,000	181,729
John Deere Owner Trust Series 2006-A Class A3, 5.38% 7/15/10	3,260,000	3,272,137
Lancer Funding Ltd. Series 2006-1A Class A3, 7.1856% 4/6/46 (c)(f)	995,181	997,669
Marriott Vacation Club Owner Trust:
Series 2005-2 Class A, 5.25% 10/20/27 (c)	1,068,635	1,058,950
Series 2006-1A:
Class B, 5.827% 4/20/28 (c)	284,939	287,482
Class C, 6.125% 4/20/28 (c)	284,939	287,457
MASTR Asset Backed Securities Trust Series 2004-FRE1 Class M1, 5.8744% 7/25/34 (f)	843,935	845,836
MBNA Credit Card Master Note Trust:
Series 2002-B1 Class B1, 5.15% 7/15/09	1,025,000	1,023,528
Series 2002-B2 Class B2, 5.71% 10/15/09 (f)	3,600,000	3,607,784
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 5.8369% 9/15/10 (f)	1,500,000	1,506,900
Series 1998-G Class B, 5.73% 2/17/09 (f)	1,550,000	1,550,143
Series 2000-L Class B, 5.83% 4/15/10 (f)	650,000	652,609
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 5.8244% 7/25/34 (f)	402,448	403,227
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-OPT1 Class M1, 5.9744% 7/25/34 (f)	1,145,000	1,151,663
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Merrill Lynch Mortgage Investors, Inc.: - continued
Series 2004-CB6 Class A1, 5.6544% 7/25/35 (f)	$ 202,853	$ 203,183
Series 2004-FM1 Class M2, 6.4744% 1/25/35 (f)	300,000	301,411
Morgan Stanley ABS Capital I, Inc.:
Series 2004-HE6 Class A2, 5.6644% 8/25/34 (f)	749,815	751,715
Series 2004-NC6 Class A2, 5.6644% 7/25/34 (f)	166,133	166,274
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 6.9294% 10/25/31 (f)	23,290	23,312
Series 2002-AM3 Class A3, 5.8144% 2/25/33 (f)	79,980	80,147
Series 2002-HE2 Class M1, 6.0244% 8/25/32 (f)	1,150,000	1,166,214
Series 2002-NC1 Class M1, 6.5244% 2/25/32 (c)(f)	616,912	633,876
Series 2003-NC1 Class M1, 6.3744% 11/25/32 (f)	500,739	501,803
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (c)(f)(h)	1,725,000	465,481
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (h)	1,885,000	789,627
Series 2005-2 Class AIO, 7.73% 3/25/12 (h)	1,265,000	312,746
Series 2005-3W Class AIO1, 4.8% 7/25/12 (h)	4,090,000	685,648
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (h)	900,000	188,121
Navistar Financial Corp. Owner Trust Series 2005-A Class A4, 4.43% 1/15/14	1,165,000	1,141,649
Nissan Auto Lease Trust Series 2005-A Class A3, 4.7% 10/15/08	3,120,000	3,101,755
Nissan Auto Receivables Owner Trust Series 2005-A Class A4, 3.82% 7/15/10	1,210,000	1,183,757
Northstar Education Finance, Inc., Delaware Series 2005-1 Class A5, 4.74% 10/30/45	1,695,000	1,665,115
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69% 5/15/09	774,483	767,829
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-4 Class A2A1, 5.4444% 8/25/36 (f)	1,869,999	1,870,273
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 6.4244% 1/25/35 (f)	1,905,000	1,930,095
Series 2004-WCW1:
Class M1, 5.9544% 9/25/34 (f)	640,000	647,739
Class M2, 6.0044% 9/25/34 (f)	380,000	383,384
Class M3, 6.5744% 9/25/34 (f)	730,000	738,580
Class M4, 6.7744% 9/25/34 (f)	1,000,000	1,011,321
Series 2004-WCW2 Class A2, 5.7044% 10/25/34 (f)	432,395	432,858
Series 2004-WHQ2 Class A3E, 5.7444% 2/25/35 (f)	777,772	779,808
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2 Class A1, 3.6% 4/25/33	344,302	335,643
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Residential Asset Mortgage Products, Inc.: - continued
Series 2004-RS10 Class MII2, 6.5744% 10/25/34 (f)	$ 2,600,000	$ 2,650,737
Series 2005-SP2 Class 1A1, 5.4744% 5/25/44 (f)	1,132,632	1,132,867
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (c)	471,486	453,068
Saxon Asset Securities Trust Series 2004-2 Class MV1, 5.9044% 8/25/35 (f)	980,000	983,043
SBA CMBS Trust Series 2005-1A:
Class D, 6.219% 11/15/35 (c)	1,370,000	1,380,825
Class E, 6.706% 11/15/35 (c)	365,000	363,545
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1:
Class A2, 5.5744% 2/25/34 (f)	274,036	274,034
Class M1, 5.8444% 2/25/34 (f)	610,000	612,048
Sierra Timeshare Receivables Fund LLC Series 2006-1A:
Class A1, 5.84% 5/20/18 (c)	1,850,726	1,872,442
Class A2, 5.475% 5/20/18 (c)(f)	5,221,371	5,221,345
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 5.11% 6/15/21 (f)	1,800,000	1,810,229
Series 2004-A:
Class B, 5.9094% 6/15/33 (f)	400,000	405,240
Class C, 6.2794% 6/15/33 (f)	1,020,000	1,032,353
Series 2004-B Class C, 5.78% 9/15/33 (f)	1,900,000	1,902,831
SLMA Student Loan Trust Series 2005-7 Class A3, 4.41% 7/25/25	2,500,000	2,464,850
Structured Asset Securities Corp. Series 2005-5N Class 3A1A, 5.6244% 11/25/35 (f)	2,528,138	2,530,281
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.78% 3/15/11 (c)(f)	2,520,000	2,520,000
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 6.53% 6/15/10 (f)	1,405,000	1,407,587
Terwin Mortgage Trust Series 2003-4HE Class A1, 5.7544% 9/25/34 (f)	153,894	154,577
Volkswagen Auto Lease Trust:
Series 2004-A Class A3, 2.84% 7/20/07	478,472	477,650
Series 2005-A Class A4, 3.94% 10/20/10	3,625,000	3,574,347
WFS Financial Owner Trust:
Series 2004-3:
Class A4, 3.93% 2/17/12	5,000,000	4,917,552
Class D, 4.07% 2/17/12	615,910	608,764
Series 2004-4 Class D, 3.58% 5/17/12	528,464	518,989
Series 2005-1 Class D, 4.09% 8/15/12	465,141	457,879
Series 2005-3 Class C, 4.54% 5/17/13	850,000	836,933
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Whinstone Capital Management Ltd. Series 1A Class B3, 6.385% 10/25/44 (c)(f)	$ 3,320,000	$ 3,320,332
WM Asset Holdings Corp. Series 2006-7 Class N1, 5.926% 10/25/46 (c)	2,125,000	2,125,000
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	983,796	973,167
TOTAL ASSET-BACKED SECURITIES (Cost $270,120,918)		269,916,729
Collateralized Mortgage Obligations - 12.0%

Private Sponsor - 6.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 5.7244% 1/25/34 (f)	420,649	421,816
Series 2004-2 Class 7A3, 5.7244% 2/25/35 (f)	961,988	965,204
Series 2004-4 Class 5A2, 5.7244% 3/25/35 (f)	389,963	390,902
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6 Class 1A1, 5.1057% 8/25/35 (f)	2,800,627	2,793,852
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 5.6044% 1/25/35 (f)	672,586	673,657
Series 2005-2 Class 1A1, 5.5744% 3/25/35 (f)	1,607,947	1,608,187
Series 2005-5 Class 1A1, 5.5444% 7/25/35 (f)	1,101,416	1,101,312
Countrywide Home Loans, Inc. sequential pay Series 2002-25 Class 2A1, 5.5% 11/27/17	574,136	571,234
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 5.6944% 5/25/34 (f)	153,923	154,106
Series 2004-AR5 Class 11A2, 5.6944% 6/25/34 (f)	232,399	232,623
Series 2004-AR8 Class 8A2, 5.7044% 9/25/34 (f)	346,454	348,085
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 5.8925% 12/20/54 (f)	1,800,000	1,799,820
Series 2005-4:
Class C1, 5.8225% 12/20/54 (f)	1,350,000	1,350,158
Class M2, 5.6725% 12/20/54 (f)	1,300,000	1,300,203
Series 2006-1A Class C2, 5.9925% 12/20/54 (c)(f)	1,100,000	1,099,956
Series 2006-2 Class C1, 5.97% 12/20/54 (f)	2,575,000	2,577,370
Granite Mortgages PLC floater Series 2004-2 Class 1C, 6.1138% 6/20/44 (f)	120,385	120,442
Holmes Financing No. 8 PLC floater Series 2:
Class B, 5.6769% 7/15/40 (f)	565,000	565,177
Class C, 6.2269% 7/15/40 (f)	1,295,000	1,297,024
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 5.7744% 10/25/34 (f)	1,322,141	1,327,192
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 5.7144% 10/25/34 (f)	$ 370,411	$ 371,305
Series 2004-9:
Class M2, 5.9744% 1/25/35 (f)	483,877	485,565
Class M3, 6.0244% 1/25/35 (f)	358,695	359,806
Class M4, 6.3744% 1/25/35 (f)	182,959	183,425
Series 2005-1:
Class M1, 5.7844% 4/25/35 (f)	450,131	450,981
Class M2, 5.8244% 4/25/35 (f)	776,476	777,833
Class M3, 5.8544% 4/25/35 (f)	191,306	191,987
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3, 4.9591% 11/25/35 (f)	400,000	396,133
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 5.7838% 9/26/45 (c)(f)	1,032,516	1,035,370
Lehman XS Trust floater Series 2006-GP1 Class A1, 5.4144% 5/25/46 (f)	3,451,962	3,449,340
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	239,986	237,736
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2332% 8/25/17 (f)	1,065,376	1,076,049
MASTR Adjustable Rate Mortgages Trust floater Series 2005-1 Class 1A1, 5.5944% 3/25/35 (f)	831,409	833,258
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A Class 2A1, 5.7144% 3/25/28 (f)	1,034,737	1,040,492
Series 2003-F Class A2, 5.42% 10/25/28 (f)	1,264,198	1,265,855
Series 2004-B Class A2, 5.5875% 6/25/29 (f)	1,782,801	1,783,018
Series 2004-C Class A2, 5.01% 7/25/29 (f)	1,140,216	1,138,924
Series 2004-D Class A2, 5.82% 9/25/29 (f)	1,047,834	1,048,842
Series 2003-E Class XA1, 0.8108% 10/25/28 (f)(h)	5,953,481	41,519
Series 2003-G Class XA1, 1% 1/25/29 (h)	5,194,623	38,785
Series 2003-H Class XA1, 1% 1/25/29 (c)(h)	4,540,886	38,627
MortgageIT Trust floater Series 2004-2:
Class A1, 5.6944% 12/25/34 (f)	862,302	861,405
Class A2, 5.7744% 12/25/34 (f)	1,165,705	1,175,163
Opteum Mortgage Acceptance Corp. Series 2005-3 Class APT, 5.6144% 7/25/35 (f)	2,149,061	2,151,495
Permanent Financing No. 3 PLC floater Series 2 Class C, 6.35% 6/10/42 (f)	605,000	606,630
Permanent Financing No. 4 PLC floater Series 2:
Class C, 6.02% 6/10/42 (f)	1,495,000	1,501,142
Class M, 5.63% 6/10/42 (f)	345,000	344,847
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 5.95% 6/10/42 (f)	$ 915,000	$ 918,146
Series 3 Class C, 6.12% 6/10/42 (f)	1,935,000	1,954,350
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	718,098	725,314
Series 2005-AR5 Class 1A1, 4.836% 9/19/35 (f)	788,190	784,447
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (c)(h)	15,021,229	57,944
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 5.27% 9/20/33 (f)	372,303	372,428
Series 2003-6 Class A2, 4.69% 11/20/33 (f)	886,347	886,478
Series 2003-7 Class A2, 5.6419% 1/20/34 (f)	979,054	979,467
Series 2004-2 Class A, 5.21% 3/20/34 (f)	427,744	428,140
Series 2004-3 Class A, 5.3063% 5/20/34 (f)	933,470	933,485
Series 2004-4 Class A, 5.48% 5/20/34 (f)	801,250	801,320
Series 2004-5 Class A3, 5.5769% 6/20/34 (f)	887,723	887,479
Series 2004-6 Class A3A, 5.8275% 6/20/35 (f)	629,525	630,828
Series 2004-7 Class A3A, 5.265% 8/20/34 (f)	733,829	734,829
Series 2004-8 Class A2, 5.31% 9/20/34 (f)	1,028,241	1,030,961
Series 2005-1 Class A2, 5.8325% 2/20/35 (f)	742,429	744,634
Series 2003-7 Class X1, 0.7678% 1/20/34 (f)(h)	43,355,660	121,938
Series 2003-8 Class X1, 0.7221% 1/20/34 (f)(h)	26,324,135	139,186
Series 2004-1 Class X1, 0.8% 2/20/34 (h)	5,409,700	17,328
Structured Adjustable Rate Mortgage Loan Trust floater Series 2005-10 Class A1, 5.5244% 6/25/35 (f)	819,211	819,338
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 5.7244% 9/25/33 (c)(f)	280,439	280,659
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.1863% 10/20/35 (f)	320,000	317,565
WaMu Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 5.5244% 8/25/45 (f)	925,820	926,027
Series 2005-AR13 Class A1C1, 5.5144% 10/25/45 (f)	880,118	880,319
WaMu Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	196,001	201,186
Series 2004-RA2 Class 2A, 7% 7/25/33	304,602	308,790
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-14 Class 1A1, 4.75% 12/25/18	1,583,018	1,526,129
Series 2004-M Class A3, 4.6742% 8/25/34 (f)	2,141,141	2,126,891
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	$ 4,816,726	$ 4,727,258
Series 2005-AR4 Class 2A2, 4.5296% 4/25/35 (f)	8,132,551	7,966,867
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (f)	7,495,391	7,351,023
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (f)	3,295,000	3,267,813
TOTAL PRIVATE SPONSOR		87,432,419
U.S. Government Agency - 5.3%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	1,149,121	1,170,913
Series 1994-30 Class JA, 5% 7/25/23	538,098	534,411
Series 2006-64 Class PA, 5.5% 2/25/30	9,117,007	9,128,979
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2006-49 Class CA, 6% 2/25/31	8,346,693	8,456,350
Series 2006-54 Class PE, 6% 2/25/33	2,501,520	2,537,986
sequential pay:
Series 2001-40 Class Z, 6% 8/25/31	1,461,229	1,481,649
Series 2003-76 Class BA, 4.5% 3/25/18	3,887,291	3,766,658
Series 2004-3 Class BA, 4% 7/25/17	164,662	158,021
Series 2004-86 Class KC, 4.5% 5/25/19	646,856	623,916
Series 2004-31 Class IA, 4.5% 6/25/10 (h)	483,710	5,598
Freddie Mac sequential pay Series 2114 Class ZM, 6% 1/15/29	651,542	657,745
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2489 Class PD, 6% 2/15/31	424,672	425,183
Series 2535 Class PC, 6% 9/15/32	1,975,000	2,001,182
Series 2625 Class QX, 2.25% 3/15/22	252,483	246,554
Series 2640 Class QG, 2% 4/15/22	324,021	315,298
Series 2660 Class ML, 3.5% 7/15/22	12,165,000	11,920,735
Series 2690 Class PD, 5% 2/15/27	2,980,000	2,947,791
Series 2755 Class LC, 4% 6/15/27	2,225,000	2,136,604
Series 2901 Class UM, 4.5% 1/15/30	5,377,387	5,258,969
sequential pay:
Series 2523 Class JB, 5% 6/15/15	1,071,579	1,065,626
Series 2609 Class UJ, 6% 2/15/17	1,602,064	1,622,062
Series 2635 Class DG, 4.5% 1/15/18	4,370,661	4,241,033
Series 2780 Class A, 4% 12/15/14	4,100,379	3,977,882
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
sequential pay:
Series 2786 Class GA, 4% 8/15/17	$ 1,859,003	$ 1,784,041
Series 2970 Class YA, 5% 9/15/18	1,648,745	1,630,630
Series 1803 Class A, 6% 12/15/08	335,552	335,949
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	404,762	408,028
TOTAL U.S. GOVERNMENT AGENCY		68,839,793
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $156,746,208)		156,272,212
Commercial Mortgage Securities - 9.1%

280 Park Avenue Trust floater Series 2001-280 Class X1, 1.0056% 2/3/11 (c)(f)(h)	15,125,796	568,553
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	40,947	41,250
Series 1997-D5 Class PS1, 1.7254% 2/14/43 (f)(h)	9,809,132	366,080
Banc of America Commercial Mortgage, Inc.:
sequential pay Series 2005-1 Class A2, 4.64% 11/10/42	2,930,000	2,900,843
Series 2002-2 Class XP, 1.7827% 7/11/43 (c)(f)(h)	7,279,323	335,535
Series 2004-6 Class XP, 0.6075% 12/10/42 (f)(h)	13,838,519	273,585
Series 2005-4 Class XP, 0.2063% 7/10/45 (f)(h)	17,628,265	174,061
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class C, 5.8% 11/15/15 (c)(f)	28,473	28,477
Class D, 5.88% 11/15/15 (c)(f)	365,000	365,037
Class F, 6.23% 11/15/15 (c)(f)	260,000	260,081
Class H, 6.73% 11/15/15 (c)(f)	235,000	235,085
Class J, 7.28% 11/15/15 (c)(f)	245,000	245,106
Class K, 7.93% 11/15/15 (c)(f)	220,000	218,946
Series 2006-LAQ:
Class H, 6.0481% 2/9/21 (c)(f)	650,000	652,451
Class J, 6.1381% 2/9/21 (c)(f)	470,000	471,770
Class K, 6.3681% 2/9/21 (c)(f)	1,305,000	1,309,074
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc of America Large Loan, Inc.: - continued
floater:
Series 2006-ESH:
Class A, 6.19% 7/14/11 (c)(f)	$ 1,381,181	$ 1,380,196
Class B, 6.29% 7/14/11 (c)(f)	688,752	687,531
Class C, 6.44% 7/14/11 (c)(f)	1,379,342	1,378,359
Class D, 7.07% 7/14/11 (c)(f)	801,662	803,948
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 5.9044% 12/25/33 (c)(f)	2,181,429	2,188,246
Series 2004-1:
Class A, 5.6844% 4/25/34 (c)(f)	1,007,141	1,009,030
Class B, 7.2244% 4/25/34 (c)(f)	125,893	127,152
Class M1, 5.8844% 4/25/34 (c)(f)	62,946	63,143
Class M2, 6.5244% 4/25/34 (c)(f)	62,946	63,615
Series 2004-2:
Class A, 5.7544% 8/25/34 (c)(f)	1,121,932	1,126,139
Class M1, 5.9044% 8/25/34 (c)(f)	361,796	363,605
Series 2004-3:
Class A1, 5.6944% 1/25/35 (c)(f)	1,270,076	1,274,045
Class A2, 5.7444% 1/25/35 (c)(f)	198,449	198,821
Series 2005-4A:
Class A2, 5.7144% 1/25/36 (c)(f)	1,523,764	1,525,668
Class B1, 6.7244% 1/25/36 (c)(f)	95,235	96,247
Class M1, 5.7744% 1/25/36 (c)(f)	476,176	477,515
Class M2, 5.7944% 1/25/36 (c)(f)	190,470	191,006
Class M3, 5.8244% 1/25/36 (c)(f)	190,470	190,887
Class M4, 5.9344% 1/25/36 (c)(f)	95,235	95,652
Class M5, 5.9744% 1/25/36 (c)(f)	95,235	95,711
Class M6, 6.0244% 1/25/36 (c)(f)	95,235	95,533
Series 2004-1 Class IO, 1.25% 4/25/34 (c)(h)	10,969,984	594,013
Series 2006-2A Class IO, 0.8495% 7/25/36 (c)(h)	17,884,184	1,580,407
Bear Stearns Commercial Mortgage Securities, Inc.:
floater Series 2004-BBA3 Class E, 6.03% 6/15/17 (c)(f)	2,265,000	2,264,358
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (c)	625,000	619,106
Series 2002-TOP8 Class X2, 2.1025% 8/15/38 (c)(f)(h)	7,763,326	492,937
Series 2003-PWR2 Class X2, 0.5762% 5/11/39 (c)(f)(h)	20,445,140	384,430
Series 2004-PWR6 Class X2, 0.6764% 11/11/41 (c)(f)(h)	8,167,168	227,917
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bear Stearns Commercial Mortgage Securities, Inc.: - continued
Series 2005-PWR9 Class X2, 0.4052% 9/11/42 (c)(f)(h)	$ 51,415,000	$ 962,386
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (c)(f)(h)	43,233,630	2,315,727
Chase Commercial Mortgage Securities Corp. sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	55,642	55,768
Citigroup Commercial Mortgage Trust:
sequential pay Series 2005-EMG Class A2, 4.2211% 9/20/51 (c)	985,000	953,542
Series 2004-C2 Class XP, 0.9601% 10/15/41 (c)(f)(h)	9,483,053	349,706
COMM:
floater:
Series 2002-FL6 Class G, 7.23% 6/14/14 (c)(f)	800,000	799,963
Series 2002-FL7:
Class D, 5.9% 11/15/14 (c)(f)	118,857	118,879
Class H, 7.58% 11/15/14 (c)(f)	1,232,000	1,232,195
Series 2004-LBN2 Class X2, 1.0022% 3/10/39 (c)(f)(h)	3,237,429	93,054
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class B, 6.0903% 9/15/30 (f)	3,420,000	3,473,085
Commercial Mortgage Asset Trust sequential pay Series 1999-C1 Class A3, 6.64% 1/17/32	675,000	695,592
Commercial Mortgage pass thru certificates:
floater Series 2004-HTL1:
Class B, 5.78% 7/15/16 (c)(f)	18,416	18,425
Class D, 5.88% 7/15/16 (c)(f)	42,855	42,877
Class E, 6.08% 7/15/16 (c)(f)	30,103	30,129
Class F, 6.13% 7/15/16 (c)(f)	72,411	72,480
Class H, 6.63% 7/15/16 (c)(f)	206,928	207,388
Class J, 6.78% 7/15/16 (c)(f)	80,225	80,537
Class K, 7.68% 7/15/16 (c)(f)	90,132	90,584
Series 2005-LP5 Class XP, 0.3858% 5/10/43 (f)(h)	18,505,650	259,762
CS First Boston Mortgage Securities Corp.:
floater Series 2005-TFLA:
Class C, 5.57% 2/15/20 (c)(f)	1,210,000	1,210,376
Class E, 5.66% 2/15/20 (c)(f)	440,000	440,180
Class F, 5.71% 2/15/20 (c)(f)	375,000	375,157
Class G, 5.85% 2/15/20 (c)(f)	110,000	110,040
Class H, 6.08% 2/15/20 (c)(f)	155,000	155,067
sequential pay:
Series 1999-C1 Class A2, 7.29% 9/15/41	2,933,533	3,060,130
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
sequential pay:
Series 2004-C1 Class A2, 3.516% 1/15/37	$ 3,035,000	$ 2,936,531
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	18,677,994	545,519
Series 2003-C3 Class ASP, 1.7652% 5/15/38 (c)(f)(h)	22,519,015	1,056,865
Series 2004-C1 Class ASP, 0.8785% 1/15/37 (c)(f)(h)	15,583,964	445,753
Series 2005-C1 Class ASP, 0.393% 2/15/38 (c)(f)(h)	19,352,736	300,165
Series 2005-C2 Class ASP, 0.583% 4/15/37 (c)(f)(h)	15,881,923	391,167
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	975,000	1,009,003
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1:
Class A1A, 7.45% 6/10/33	42,913	42,860
Class A1B, 7.62% 6/10/33	1,770,000	1,900,523
EQI Financing Partnership I LP Series 1997-1 Class B, 7.37% 12/20/15 (c)	354,197	355,894
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,755,199	1,768,598
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.4582% 5/15/33 (c)(f)(h)	11,007,942	363,338
GE Capital Mall Finance Corp. Series 1998-1A Class B2, 7.25% 9/13/28 (c)(f)	1,490,000	1,543,600
GE Commercial Mortgage Corp. sequential pay Series 2004-C3 Class A2, 4.433% 7/10/39	4,015,000	3,937,661
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	8,930	8,921
Global Signal Trust III Series 2006-1:
Class B, 5.588% 2/15/36 (c)	735,000	734,344
Class C, 5.707% 2/15/36 (c)	910,000	909,902
GMAC Commercial Mortgage Securities, Inc.:
sequential pay:
Series 1997-C2 Class A3, 6.566% 4/15/29	281,961	284,473
Series 2003-C2 Class A1, 4.576% 5/10/40	5,039,620	4,959,934
Series 2006-C1 Class XP, 4.975% 11/10/45	1,594,855	1,586,199
Series 2004-C3 Class X2, 0.7177% 12/10/41 (f)(h)	12,934,175	301,611
Series 2006-C1 Class XP, 0.1666% 11/10/45 (f)(h)	23,614,968	216,330
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (c)	1,150,000	1,136,917
Series 2003-C2 Class XP, 1.0316% 1/5/36 (c)(f)(h)	22,517,784	662,590
Series 2005-GG3 Class XP, 0.803% 8/10/42 (c)(f)(h)	57,066,522	1,642,089
GS Mortgage Securities Corp. II sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	1,705,000	1,668,472
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Guggenheim Structure Real Estate Funding Ltd. floater Series 2006-3:
Class B, 5.73% 9/25/46 (c)(f)	$ 700,000	$ 700,000
Class C, 5.88% 9/25/46 (c)(f)	1,750,000	1,750,000
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (c)	540,300	560,706
Series 2000-HLTA Class D, 7.555% 10/3/15 (c)	1,275,000	1,353,533
Host Marriott Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (c)	381,267	390,356
Class B, 7.3% 8/3/15 (c)	505,000	531,641
Class D, 7.97% 8/3/15 (c)	425,000	454,067
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential pay Series 2001-C1 Class A2, 5.464% 10/12/35	2,029,683	2,027,327
Series 2002-C3 Class X2, 1.2396% 7/12/35 (c)(f)(h)	6,184,400	177,025
Series 2003-CB7 Class X2, 0.7763% 1/12/38 (c)(f)(h)	4,338,099	104,665
Series 2003-LN1 Class X2, 0.685% 10/15/37 (c)(f)(h)	26,278,568	529,511
Series 2004-C1 Class X2, 0.9934% 1/15/38 (c)(f)(h)	3,989,019	129,200
Series 2004-CB8 Class X2, 1.1192% 1/12/39 (c)(f)(h)	4,864,265	180,392
LB Commercial Conduit Mortgage Trust sequential pay:
Series 1998-C4 Class A1B, 6.21% 10/15/35	2,693,357	2,733,602
Series 1999-C1 Class A2, 6.78% 6/15/31	2,650,000	2,735,339
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086% 5/15/27	1,465,000	1,414,464
Series 2002-C4 Class XCP, 1.4444% 10/15/35 (c)(f)(h)	12,294,694	429,353
Series 2002-C7 Class XCP, 1.1074% 1/15/36 (c)(f)(h)	12,741,084	255,724
Series 2003-C1 Class XCP, 1.3428% 12/15/36 (c)(f)(h)	6,459,319	210,842
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (c)(f)(h)	10,840,783	369,557
Series 2004-C6 Class XCP, 0.7182% 8/15/36 (c)(f)(h)	15,007,405	350,280
Series 2005-C7 Class XCP, 0.2172% 11/15/40 (f)(h)	82,165,000	836,152
Series 2006-C1 Class XCP, 0.3519% 2/15/41 (f)(h)	63,405,000	1,143,535
LB-UBS Westfield Trust Series 2001-WM Class X, 0.5408% 7/14/16 (c)(f)(h)	12,233,033	299,969
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class J, 7.38% 12/16/14 (c)(f)	$ 1,420,000	$ 1,419,748
Class K1, 7.88% 12/16/14 (c)(f)	730,000	729,271
Merrill Lynch Mortgage Trust:
Series 2002-MW1 Class XP, 1.5436% 7/12/34 (c)(f)(h)	4,750,221	184,681
Series 2005-GGP1 Class H, 4.374% 11/15/10 (c)	1,240,000	1,226,639
Series 2005-MCP1 Class XP, 0.5842% 6/12/43 (f)(h)	15,379,104	422,253
Series 2005-MKB2 Class XP, 0.2943% 9/12/42 (f)(h)	7,640,446	91,996
Morgan Stanley Capital I Trust Series 2006-T23 Class A1, 5.682% 8/12/41	775,000	786,192
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1999-LIFE Class A1, 6.97% 4/15/33	314,328	319,358
Series 2003-IQ5:
Class A2, 4.09% 4/15/38	832,780	818,871
Class X2, 0.9674% 4/15/38 (c)(f)(h)	8,572,794	261,944
Series 2003-IQ6 Class X2, 0.5979% 12/15/41 (c)(f)(h)	15,750,625	365,052
Series 2005-HQ5 Class X2, 0.3508% 1/14/42 (f)(h)	17,001,554	218,368
Series 2005-IQ9 Class X2, 1.069% 7/15/56 (c)(f)(h)	14,464,213	607,591
Series 2005-TOP17 Class X2, 0.624% 12/13/41 (f)(h)	11,021,706	308,333
Morgan Stanley Dean Witter Capital I Trust:
Series 2003-HQ2 Class X2, 1.3935% 3/12/35 (c)(f)(h)	11,724,908	561,817
Series 2003-TOP9 Class X2, 1.5085% 11/13/36 (c)(f)(h)	7,763,515	362,478
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	1,063,641	1,075,738
NationsLink Funding Corp. Series 1999-1 Class C, 6.571% 1/20/31	1,080,000	1,107,237
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 5.8056% 3/24/18 (c)(f)	1,114,892	1,116,982
TrizecHahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (c)	572,633	578,913
Class E3, 7.253% 3/15/13 (c)	842,203	860,526
Wachovia Bank Commercial Mortgage Trust:
floater Series 2005-WL6A:
Class A2, 5.58% 10/15/17 (c)(f)	1,460,000	1,460,681
Class B, 5.63% 10/15/17 (c)(f)	290,000	290,122
Class D, 5.76% 10/15/17 (c)(f)	585,000	585,254
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust: - continued
sequential pay Series 2003-C7 Class A1, 4.241% 10/15/35 (c)	$ 2,380,692	$ 2,313,141
Series 2004-C14 Class PP, 5.14% 8/15/41 (c)(f)	1,574,429	1,506,343
Series 2005-C18 Class XP, 0.3523% 4/15/42 (f)(h)	23,068,512	363,451
Series 2006-C23 Class X, 0.0876% 1/15/45 (c)(f)(h)	286,825,000	2,009,152
Series 2006-C24 Class XP, 0.1059% 3/15/45 (c)(f)(h)	56,040,000	395,592
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $120,071,050)		117,968,403
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic 5.625% 7/23/07 (Cost $737,469)	740,000	741,332
Commercial Paper - 0.2%

Rockies Express Pipeline LLC 5.7422% 9/20/06 (Cost $2,990,567)	3,000,000	2,991,371
Fixed-Income Funds - 4.9%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $64,084,801)	646,075	64,284,463
Preferred Securities - 0.3%
	Principal Amount
FINANCIALS - 0.3%
Commercial Banks - 0.3%
Abbey National PLC 7.35% (f)	$ 2,150,000	2,215,481
National Westminster Bank PLC 7.75% (f)	1,430,000	1,503,464
		3,718,945
TOTAL PREFERRED SECURITIES (Cost $3,739,555)		3,718,945
Cash Equivalents - 6.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations) in a joint trading account at:
5.29%, dated 8/31/06 due 9/1/06	31,163,577	$ 31,159,000
5.29%, dated 8/31/06 due 9/1/06 (a)	52,091,653	52,084,000
TOTAL CASH EQUIVALENTS (Cost $83,243,000)		83,243,000
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,368,512,799)		1,360,074,671
NET OTHER ASSETS - (4.3)%		(55,987,353)
NET ASSETS - 100%		$ 1,304,087,318
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
168 Eurodollar 90 Day Index Contracts	Sept. 2006	$ 165,734,100	$ (420,760)
168 Eurodollar 90 Day Index Contracts	Dec. 2006	165,755,100	(326,783)
168 Eurodollar 90 Day Index Contracts	March 2007	165,809,700	(210,347)
168 Eurodollar 90 Day Index Contracts	June 2007	165,868,500	(171,222)
168 Eurodollar 90 Day Index Contracts	Sept. 2007	165,918,900	11,678
168 Eurodollar 90 Day Index Contracts	Dec. 2007	165,946,200	95,228
127 Eurodollar 90 Day Index Contracts	March 2008	125,452,187	114,605
29 Eurodollar 90 Day Index Contracts	June 2008	28,645,475	41,334
TOTAL EURODOLLAR CONTRACTS			(866,267)
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
46 Eurodollar 90 Day Index Contracts	Sept. 2008	$ 45,434,200	$ 27,717
35 Eurodollar 90 Day Index Contracts	Dec. 2008	34,566,000	16,910
24 Eurodollar 90 Day Index Contracts	March 2009	23,700,300	10,279
15 Eurodollar 90 Day Index Contracts	June 2009	14,811,188	(12,248)
15 Eurodollar 90 Day Index Contracts	Sept. 2009	14,809,688	(11,698)
15 Eurodollar 90 Day Index Contracts	Dec. 2009	14,808,000	(11,510)
15 Eurodollar 90 Day Index Contracts	March 2010	14,806,875	(10,935)
14 Eurodollar 90 Day Index Contracts	June 2010	13,818,525	(9,681)
14 Eurodollar 90 Day Index Contracts	Sept. 2010	13,817,300	(9,506)
14 Eurodollar 90 Day Index Contracts	Dec. 2010	13,815,900	(9,506)
5 Eurodollar 90 Day Index Contracts	March 2011	4,934,000	(3,270)
TOTAL EURODOLLAR CONTRACTS			(23,448)
			$ (889,715)
Swap Agreements
		Notional Amount	Value
Credit Default Swaps

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 400,000	$ 6,363
Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11, Class M9, 7.6913% 11/25/34	Dec. 2034	405,000	5,889
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 8.8244% 8/25/34

	Sept. 2034	$ 362,000	$ 4,296
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	362,000	4,527
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	362,000	5,318
Receive monthly notional amount multiplied by .82% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	362,000	1,370
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	362,000	1,337
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	362,000	2,698
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 330,000	$ 458
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	362,000	993
Receive monthly notional amount multiplied by 1.9% and pay Morgan Stanley, Inc., upon default event of Morgan Stanley ABS Capital, par value of the notional amount of Morgan Stanley ABS Capital I Series 2006-HE3 Class B3, 7.2225% 4/25/36	May 2036	800,000	(4,464)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon default event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	45,620	324
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	203,352	633
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	161,719	305
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon default event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	900,000	9,473
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon default event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33

	May 2033	$ 362,000	$ 4,296
Receive quarterly notional amount multiplied by .25% and pay Merrill Lynch, Inc. upon default event of Consolidated Natural Gas Co., par value of the notional amount of Consolidated Natural Gas Co. 6% 10/15/10	July 2007	2,900,000	4,818
Receive quarterly notional amount multiplied by .25% and pay Merrill Lynch, Inc. upon default event of Consolidated Natural Gas Co., par value of the notional amount of Consolidated Natural Gas Co. 6% 10/15/10	June 2007	1,000,000	1,725
Receive quarterly notional amount multiplied by .26% and pay Morgan Stanley, Inc. upon default event of Amerada Hess Corp., par value of the notional amount of Amerada Hess Corp. 6.65% 8/15/11	March 2007	2,400,000	3,840
Receive quarterly notional amount multiplied by .28% and pay Morgan Stanley, Inc. upon default event of Amerada Hess Corp., par value of the notional amount of Amerada Hess 6.65% 8/15/11	March 2007	3,000,000	5,166
Receive quarterly notional amount multiplied by .285% and pay Deutsche Bank upon default event of ConocoPhillips, par value of the notional amount of ConocoPhillips 4.75% 10/15/12	Sept. 2011	3,200,000	(6,590)
Receive quarterly notional amount multiplied by .30% and pay Deutsche Bank upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	2,045,000	5,051
Receive quarterly notional amount multiplied by .30% and pay Goldman Sachs upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	1,495,000	3,693
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	$ 1,000,000	$ 5,699
Receive quarterly notional amount multiplied by .48% and pay Goldman Sachs upon default event of TXU Corp., par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	2,675,000	12,555
Receive quarterly notional amount multiplied by .78% and pay Goldman Sachs upon default event of TXU Corp., par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Dec. 2008	2,600,000	30,210
Receive semi-annually notional amount multiplied by .42% and pay Credit Suisse First Boston upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2007	2,700,000	5,315
TOTAL CREDIT DEFAULT SWAPS		31,156,691	115,298
Total Return Swaps
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Oct. 2006	8,280,000	(2,847)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Citibank	Sept. 2006	13,500,000	(3,040)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swaps - continued

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 20 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2007	$ 3,900,000	$ (691)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Jan. 2007	10,000,000	(3,022)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Nov. 2006	12,800,000	(3,335)
TOTAL TOTAL RETURN SWAPS		48,480,000	(12,935)
		$ 79,636,691	$ 102,363
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $146,452,639 or 11.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $982,500.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,094,668 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspetuck Trust 5.7869% 10/16/06	12/14/05	$ 3,235,000
Iberbond 2004 PLC 4.826% 12/24/17	11/30/05	$ 2,852,932
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Ten months ended August 31, 2006 Income earned	Year ended October 31, 2005 Income earned
Fidelity Ultra-Short Central Fund	$ 3,046,705	$ 3,909,404
Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund	Value at October 31, 2005	Purchases	Sales Proceeds	Value at August 31, 2006	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 77,249,478	$ -	$ 12,999,330	$ 64,284,463	0.8%
Income Tax Information

At August 31, 2006, the fund had a capital loss carryforward of approximately $16,557,932 of which $1,754,056, $3,743,962, $6,438,298 and $4,621,616 will expire on August 31, 2007, 2008, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2006

Assets
Investment in securities, at value (including securities loaned of $51,062,745 and repurchase agreements of $83,243,000) - See accompanying schedule: Unaffiliated issuers (cost $1,304,427,998)	$ 1,295,790,208
Affiliated Central Funds (cost $64,084,801)	64,284,463
Total Investments (cost $1,368,512,799)		$ 1,360,074,671
Cash		67,276
Receivable for investments sold		179,921
Receivable for swap agreements		14,893
Receivable for fund shares sold		2,355,785
Interest receivable		9,248,588
Receivable for daily variation on futures contracts		101,387
Swap agreements, at value		102,363
Prepaid expenses		1,273
Total assets		1,372,146,157

Liabilities
Payable for investments purchased Regular delivery	$ 3,120,658
Delayed delivery	7,517,522
Payable for fund shares redeemed	3,757,929
Distributions payable	632,556
Accrued management fee	346,344
Distribution fees payable	265,814
Other affiliated payables	277,637
Other payables and accrued expenses	56,379
Collateral on securities loaned, at value	52,084,000
Total liabilities		68,058,839

Net Assets		$ 1,304,087,318
Net Assets consist of:
Paid in capital		$ 1,327,496,869
Undistributed net investment income		1,661,637
Accumulated undistributed net realized gain (loss) on investments		(15,845,708)
Net unrealized appreciation (depreciation) on investments		(9,225,480)
Net Assets		$ 1,304,087,318

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($377,220,777 ÷ 40,157,805 shares)	$ 9.39

Maximum offering price per share (100/98.50 of $9.39)	$ 9.53
Class T: Net Asset Value and redemption price per share ($514,916,932 ÷ 54,779,817 shares)	$ 9.40

Maximum offering price per share (100/98.50 of $9.40)	$ 9.54
Class B: Net Asset Value and offering price per share ($30,678,432 ÷ 3,260,370 shares)A	$ 9.41

Class C: Net Asset Value and offering price per share ($156,363,668 ÷ 16,629,836 shares)A	$ 9.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($224,907,509 ÷ 23,929,244 shares)	$ 9.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Ten months ended August 31, 2006	Year ended October 31, 2005

Investment Income
Dividends	$ 134,425	$ 126,340
Interest	48,381,822	45,236,710
Income from affiliated Central Funds	3,046,705	3,909,404
Total income	51,562,952	49,272,454

Expenses
Management fee	$ 3,529,483	$ 4,945,796
Transfer agent fees	2,411,004	2,837,637
Distribution fees	2,826,565	4,040,262
Accounting and security lending fees	401,677	439,913
Independent trustees' compensation	4,378	6,127
Custodian fees and expenses	47,090	48,657
Registration fees	111,994	137,610
Audit	55,949	57,598
Legal	9,162	5,378
Miscellaneous	36,710	176,602
Total expenses before reductions	9,434,012	12,695,580
Expense reductions	(17,648)	(42,210)
Total expenses	9,416,364	12,653,370
Net investment income	42,146,588	36,619,084
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,069,685)	(3,560,240)
Affiliated Central Funds	59,612	25,801
Futures contracts	(787,123)	(232,981)
Swap agreements	190,770	83,207
Total net realized gain (loss)	(4,606,426)	(3,684,213)
Change in net unrealized appreciation (depreciation) on: Investment securities	4,739,248	(19,999,449)
Futures contracts	(44,420)	(2,673,916)
Swap agreements	286,701	(694,024)
Total change in net unrealized appreciation (depreciation)	4,981,529	(23,367,389)
Net gain (loss)	375,103	(27,051,602)
Net increase (decrease) in net assets resulting from operations	$ 42,521,691	$ 9,567,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Ten months ended August 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 42,146,588	$ 36,619,084	$ 22,962,231
Net realized gain (loss)	(4,606,426)	(3,684,213)	5,207,128
Change in net unrealized appreciation (depreciation)	4,981,529	(23,367,389)	308,131
Net increase (decrease) in net assets resulting from operations	42,521,691	9,567,482	28,477,490
Distributions to shareholders from net investment income	(42,502,712)	(36,325,031)	(21,460,300)
Distributions to shareholders from net realized gain	-	(1,086,013)	-
Total distributions	(42,502,712)	(37,411,044)	(21,460,300)
Share transactions - net increase (decrease)	4,457,199	27,080,998	137,865,371
Total increase (decrease) in net assets	4,476,178	(762,564)	144,882,561

Net Assets
Beginning of period	1,299,611,140	1,300,373,704	1,155,491,143
End of period (including undistributed net investment income of $1,661,637, $3,415,768, $4,733,740, respectively)	$ 1,304,087,318	$ 1,299,611,140	$ 1,300,373,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 9.60	$ 9.55	$ 9.44	$ 9.49	$ 9.12
Income from Investment Operations
Net investment income E	.305	.281	.202	.261	.381 I	.523
Net realized and unrealized gain (loss)	.002	(.204)	.040	.128	(.034) I	.386
Total from investment operations	.307	.077	.242	.389	.347	.909
Distributions from net investment income	(.307)	(.279)	(.192)	(.279)	(.397)	(.539)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.307)	(.287)	(.192)	(.279)	(.397)	(.539)
Net asset value, end of period	$ 9.39	$ 9.39	$ 9.60	$ 9.55	$ 9.44	$ 9.49
Total Return B, C, D	3.33%	.81%	2.56%	4.16%	3.78%	10.22%
Ratios to Average Net Assets F, H
Expenses before reductions	.78% A	.85%	.87%	.81%	.80%	.85%
Expenses net of fee waivers, if any	.78% A	.85%	.87%	.81%	.80%	.85%
Expenses net of all reductions	.78% A	.85%	.87%	.81%	.80%	.84%
Net investment income	3.91% A	2.96%	2.13%	2.74%	4.09% I	5.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 377,221	$ 369,512	$ 357,760	$ 186,290	$ 106,018	$ 38,240
Portfolio turnover rate G	55% A	94%	87%	102%	111%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Income from Investment Operations
Net investment income E	.308	.284	.207	.261	.381 I	.525
Net realized and unrealized gain (loss)	.002	(.194)	.038	.118	(.036) I	.383
Total from investment operations	.310	.090	.245	.379	.345	.908
Distributions from net investment income	(.310)	(.282)	(.195)	(.279)	(.395)	(.538)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.310)	(.290)	(.195)	(.279)	(.395)	(.538)
Net asset value, end of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Total Return B, C, D	3.36%	.95%	2.59%	4.04%	3.75%	10.21%
Ratios to Average Net Assets F, H
Expenses before reductions	.74% A	.81%	.83%	.82%	.82%	.85%
Expenses net of fee waivers, if any	.74% A	.81%	.83%	.82%	.82%	.85%
Expenses net of all reductions	.74% A	.81%	.83%	.82%	.82%	.85%
Net investment income	3.95% A	2.99%	2.16%	2.73%	4.07% I	5.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 514,917	$ 544,662	$ 517,440	$ 468,931	$ 388,495	$ 309,958
Portfolio turnover rate G	55% A	94%	87%	102%	111%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 9.61	$ 9.56	$ 9.46	$ 9.43
Income from Investment Operations
Net investment income E	.247	.210	.130	.183	.281
Net realized and unrealized gain (loss)	.002	(.194)	.038	.120	(.234)
Total from investment operations	.249	.016	.168	.303	.047
Distributions from net investment income	(.249)	(.208)	(.118)	(.203)	(.017)
Distributions from net realized gain	-	(.008)	-	-	-
Total distributions	(.249)	(.216)	(.118)	(.203)	(.017)
Net asset value, end of period	$ 9.41	$ 9.41	$ 9.61	$ 9.56	$ 9.46
Total Return B, C, D	2.68%	.17%	1.77%	3.23%	.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.54% A	1.61%	1.63%	1.61%	1.86% A
Expenses net of fee waivers, if any	1.54% A	1.60%	1.63%	1.61%	1.65% A
Expenses net of all reductions	1.53% A	1.60%	1.63%	1.61%	1.65% A
Net investment income	3.15% A	2.21%	1.36%	1.94%	3.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,678	$ 39,190	$ 53,502	$ 49,353	$ 3,811
Portfolio turnover rate G	55% A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.61	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Income from Investment Operations
Net investment income E	.244	.206	.129	.182	.304 I	.448
Net realized and unrealized gain (loss)	.002	(.204)	.048	.118	(.037) I	.383
Total from investment operations	.246	.002	.177	.300	.267	.831
Distributions from net investment income	(.246)	(.204)	(.117)	(.200)	(.317)	(.461)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.246)	(.212)	(.117)	(.200)	(.317)	(.461)
Net asset value, end of period	$ 9.40	$ 9.40	$ 9.61	$ 9.55	$ 9.45	$ 9.50
Total Return B, C, D	2.65%	.02%	1.86%	3.19%	2.90%	9.30%
Ratios to Average Net Assets F, H
Expenses before reductions	1.58% A	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of fee waivers, if any	1.58% A	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of all reductions	1.57% A	1.64%	1.65%	1.64%	1.63%	1.68%
Net investment income	3.12% A	2.16%	1.34%	1.91%	3.25% I	4.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 156,364	$ 194,992	$ 273,166	$ 359,779	$ 283,046	$ 99,486
Portfolio turnover rate G	55% A	94%	87%	102%	111%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Income from Investment Operations
Net investment income D	.321	.301	.225	.278	.397 H	.540
Net realized and unrealized gain (loss)	.003	(.194)	.038	.119	(.043) H	.387
Total from investment operations	.324	.107	.263	.397	.363	.927
Distributions from net investment income	(.324)	(.299)	(.213)	(.297)	(.413)	(.557)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.324)	(.307)	(.213)	(.297)	(.413)	(.557)
Net asset value, end of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Total Return B, C	3.51%	1.14%	2.78%	4.24%	3.95%	10.43%
Ratios to Average Net Assets E, G
Expenses before reductions	.57% A	.63%	.64%	.63%	.64%	.66%
Expenses net of fee waivers, if any	.57% A	.63%	.64%	.63%	.64%	.66%
Expenses net of all reductions	.57% A	.63%	.64%	.63%	.63%	.66%
Net investment income	4.12% A	3.18%	2.35%	2.92%	4.25% H	5.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,908	$ 151,257	$ 98,505	$ 91,138	$ 65,330	$ 23,301
Portfolio turnover rate F	55% A	94%	87%	102%	111%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) referred to as the Central Fund, which is an open-end investment company available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Fund:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended August 31, 2006 and the one year period ended October 31, 2005.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Central Fund, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Fund, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Central Fund are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,879,510
Unrealized depreciation	(9,861,180)
Net unrealized appreciation (depreciation)	(5,981,670)
Capital loss carryforward	(16,557,932)

Cost for federal income tax purposes	$ 1,366,056,341

The tax character of distributions paid was as follows:

	Ten months ended August 31, 2006	October 31, 2005	October 31, 2004
Ordinary Income	$ 42,502,712	$ 37,411,044	$ 21,460,300

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

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Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the

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2. Operating Policies - continued

Futures Contracts - continued

counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement

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Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $241,661,541 and $253,224,251, respectively, for the ten month period ended August 31, 2006.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and October 31, 2005, the management fee was equivalent to an annualized rate of .32% and annual rate of .38%, respectively of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the periods ended August 31, 2006 and October 31, 2005, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

			Ten months ended August 31, 2006		October 31, 2005
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 470,935	$ 4,474	$ 548,029	$ 735
Class T	0%	.15%	685,108	4,728	802,496	9,983
Class B	.65%	.25%	260,720	188,492	409,140	295,846
Class C	.75%	.25%	1,409,802	140,152	2,280,597	282,029
			$ 2,826,565	$ 337,846	$ 4,040,262	$ 588,593

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, 75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the ten month period ended August 31, 2006, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,341
Class T	21,041
Class B *	60,976
Class C *	23,478
$ 134,836

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and October 31, 2005, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Ten months ended August 31, 2006		October 31, 2005
	Amount	% of Average Net Assets	Amount	% of Average Net Assets
Class A	$ 787,723	.25 *	$ 929,594.25
Class T	969,862	.21 *	1,145,454.21
Class B	73,659	.25 *	115,764.25
Class C	271,385	.19 *	425,832.19
Institutional Class	308,375	.19 *	220,993.18
	$ 2,411,004		$ 2,837,637

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Fund as an investment of the Fund but does not include the underlying holdings of the Central Fund. Based on its investment objectives, the Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Fund and the Fund.

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4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

A complete unaudited list of holdings for the Central Fund, as of the Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Fund financial statements , which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Fund does not pay a management fee.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and October 31, 2005, amounted to $2,126 and $2,509, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities for the period ended August 31, 2006 and October 31, 2005, amounted to $30,828 and $7,700, respectively.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period ended October 31, 2005:

	Expense Limitations	Reimbursement from adviser
Class A	.90% - .83%*	$ 28,725
Class B	1.65% - 1.58%*	5,376
		$ 34,101

* Expense limitation in effect at October 31, 2005.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the periods ended August 31, 2006 and October 31, 2005, these credits reduced the Fund's custody expenses by $17,648 and $8,109, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

		Years ended October 31,
	Ten months ended August 31, 2006	2005	2004
From net investment income
Class A	$ 12,371,759	$ 10,743,507	$ 5,013,218
Class T	18,159,068	15,909,371	9,968,400
Class B	922,482	982,753	631,694
Class C	4,436,853	4,841,882	3,806,748
Institutional Class	6,612,550	3,847,518	2,040,240
Total	$ 42,502,712	$ 36,325,031	$ 21,460,300
From net realized gain
Class A	$ -	$ 299,982	$ -
Class T	-	436,716	-
Class B	-	43,394	-
Class C	-	219,150	-
Institutional Class	-	86,771	-
Total	$ -	$ 1,086,013	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	13,781,754	15,866,789	29,233,051
Reinvestment of distributions	1,164,878	1,023,632	439,890
Shares redeemed	(14,130,761)	(14,827,970)	(11,910,485)
Net increase (decrease)	815,871	2,062,451	17,762,456
Class T
Shares sold	18,789,041	25,539,658	28,914,757
Reinvestment of distributions	1,720,934	1,515,180	903,574
Shares redeemed	(23,681,399)	(22,986,919)	(25,026,151)
Net increase (decrease)	(3,171,424)	4,067,919	4,792,180
Class B
Shares sold	711,278	991,898	2,729,377
Reinvestment of distributions	83,920	89,903	53,426
Shares redeemed	(1,700,424)	(2,482,456)	(2,378,750)
Net increase (decrease)	(905,226)	(1,400,655)	404,053

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class C
Shares sold	3,061,743	3,789,292	7,826,650
Reinvestment of distributions	299,595	341,788	249,628
Shares redeemed	(7,473,257)	(11,828,809)	(17,295,166)
Net increase (decrease)	(4,111,919)	(7,697,729)	(9,218,888)
Institutional Class
Shares sold	11,831,199	9,882,466	6,288,234
Reinvestment of distributions	578,334	310,507	131,407
Shares redeemed	(4,575,139)	(4,357,149)	(5,702,420)
Net increase (decrease)	7,834,394	5,835,824	717,221
	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	$ 129,044,621	$ 150,493,785	$ 278,943,707
Reinvestment of distributions	10,907,076	9,698,542	4,211,651
Shares redeemed	(132,254,551)	(140,591,886)	(113,916,095)
Net increase (decrease)	$ 7,697,146	$ 19,600,441	$ 169,239,263
Class T
Shares sold	$ 176,100,769	$ 242,408,838	$ 277,148,967
Reinvestment of distributions	16,127,835	14,364,388	8,659,227
Shares redeemed	(221,798,081)	(218,160,605)	(239,735,328)
Net increase (decrease)	$ (29,569,477)	$ 38,612,621	$ 46,072,866
Class B
Shares sold	$ 6,669,015	$ 9,428,825	$ 26,154,196
Reinvestment of distributions	787,418	853,530	512,510
Shares redeemed	(15,948,229)	(23,589,493)	(22,795,089)
Net increase (decrease)	$ (8,491,796)	$ (13,307,138)	$ 3,871,617
Class C
Shares sold	$ 28,665,169	$ 35,934,636	$ 75,024,654
Reinvestment of distributions	2,808,534	3,242,233	2,393,112
Shares redeemed	(70,075,282)	(112,353,549)	(165,609,343)
Net increase (decrease)	$ (38,601,579)	$ (73,176,680)	$ (88,191,577)
Institutional Class
Shares sold	$ 110,869,017	$ 93,788,947	$ 60,243,381
Reinvestment of distributions	5,418,576	2,942,021	1,258,983
Shares redeemed	(42,864,688)	(41,379,214)	(54,629,162)
Net increase (decrease)	$ 73,422,905	$ 55,351,754	$ 6,873,202

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of August 31, 2006, and the related statements of operations for the ten months ended August 31, 2006 and the year ended October 31, 2005, the statement of changes in net assets for the ten months ended August 31, 2006 and each of the two years in the period ended October 31, 2005, and the financial highlights for the ten months ended August 31, 2006 and each of the five years in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of August 31, 2006, the results of its operations for the ten months ended August 31, 2006 and the year ended October 31, 2005, the changes in its net assets for the ten months ended August 31, 2006 and each of the two years in the period ended October 31, 2005, and its financial highlights for the ten months ended August 31, 2006 and each of the five years in the period ended October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 24, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Short Fixed-Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present) and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Short Fixed-Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Andrew Dudley (41)

Year of Election or Appointment: 1997

Vice president of Advisor Short Fixed-Income. Mr. Dudley also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Dudley worked as a portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Short Fixed-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Short Fixed-Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Short Fixed-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Short Fixed-Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of 12.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $30,584,973 of distributions paid during the period January 1, 2006 to August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Short Fixed-Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Short Fixed-Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Short Fixed-Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class T ranked below its competitive median for 2005, and the total expenses of each of Class B, Class C, and Institutional Class ranked above its competitive median for 2005. The Board considered that each class's total expenses reflect the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

SFI-UANN-1006
1.784769.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Short Fixed-Income

Fund - Institutional Class

Annual Report

August 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past four months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Note to Shareholders: The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Performance data reflects returns for periods ended August 31, 2006.

Average Annual Total Returns

Periods ended August 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	3.24%	3.50%	4.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Institutional Class on August 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1-3 Year Government/Credit Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed-Income Fund

A weak start, a strong finish and a modestly positive overall return highlighted investment-grade bond performance for the year ending August 31, 2006. Bonds sank in the first two months of the period after Gulf Coast hurricanes sent energy prices soaring, prompting fears of a corresponding leap in inflation. However, core inflation readings - which strip out volatile food and energy prices - remained relatively benign. That, combined with an easing of oil prices, helped bonds rally between November and February. But the asset class fell again from March through May, partly as a result of continued interest rate hikes by the Federal Reserve Board. In all, the Fed raised interest rates seven times during the past year. Bonds rose again in July and August, though, after Fed Chairman Ben Bernanke hinted at a pause in its rate hike campaign, which was soon realized when the central bank left rates unchanged at its August meeting. The late rally helped the debt market gain 1.71% for the 12-month period as a whole according the Lehman Brothers® Aggregate Bond Index.

The fund's Institutional Class shares returned 3.24% for the 12 months ending August 31, 2006 - the fund's new fiscal year end. In comparison, the Lehman Brothers 1-3 Year Government/Credit Bond Index rose 3.09%. For the 10 months ending August 31, 2006 - the period since the fund's previous annual report - the fund's Institutional Class shares gained 3.51%, while the Lehman Brothers index rose 3.39%. Boosting our returns relative to the index during the past year was advantageous sector positioning, led by a heavy emphasis on non-government bonds, including structured products such as asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. These structured securities, which I held both directly and through our investment in the Fidelity Ultra-Short Central Fund - a diversified internal pool of short-term assets designed to outperform cash-like instruments with similar risk characteristics - outpaced the index. Also aiding the fund's performance relative to the index was yield-curve positioning. A position in the Fidelity Ultra-Short Central Fund and an overweighting in bonds with maturities of between three and five years worked in our favor early in the period. Modestly detracting from returns was an underweighting in government agency securities, which performed well during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Board of Trustees approved a change in the fiscal year end of the fund from October 31st to August 31st, effective August 31, 2006. Expenses are based on the past six months of activity for the period ended August 31, 2006.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 to August 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Expenses Paid During Period* March 1, 2006 to August 31, 2006
Class A
Actual	$ 1,000.00	$ 1,022.10	$ 3.92
Hypothetical A	$ 1,000.00	$ 1,021.32	$ 3.92
Class T
Actual	$ 1,000.00	$ 1,022.30	$ 3.72
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72
Class B
Actual	$ 1,000.00	$ 1,018.20	$ 7.73
Hypothetical A	$ 1,000.00	$ 1,017.54	$ 7.73
Class C
Actual	$ 1,000.00	$ 1,018.00	$ 7.93
Hypothetical A	$ 1,000.00	$ 1,017.34	$ 7.93
Institutional Class
Actual	$ 1,000.00	$ 1,023.10	$ 2.91
Hypothetical A	$ 1,000.00	$ 1,022.33	$ 2.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.77%
Class T	.73%
Class B	1.52%
Class C	1.56%
Institutional Class	.57%

Annual Report

Investment Changes

The current period information is as of the Fund's new fiscal year end. The comparative information is as of the Fund's most recently published semiannual report.

Quality Diversification (% of fund's net assets)
As of August 31, 2006	As of April 30, 2006
U.S.Government and U.S.Government Agency Obligations 33.0%	U.S.Government and U.S.Government Agency Obligations 34.8%
AAA 23.0%	AAA 22.6%
AA 5.2%	AA 5.6%
A 11.3%	A 11.7%
BBB 21.0%	BBB 19.2%
BB and Below 0.9%	BB and Below 1.5%
Not Rated 1.7%	Not Rated 1.9%
Short-Term Investments and Net Other Assets 3.9%	Short-Term Investments and Net Other Assets 2.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of August 31, 2006
4 months ago
Years	2.5	2.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2006
4 months ago
Years	1.6	1.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2006 *		As of April 30, 2006 **
	Corporate Bonds 23.7%		Corporate Bonds 22.4%
	U.S. Government and U.S. Government Agency Obligations 33.0%		U.S. Government and U.S. Government Agency Obligations 34.8%
	Asset-Backed Securities 22.4%		Asset-Backed Securities 21.4%
	CMOs and Other Mortgage Related Securities 16.6%		CMOs and Other Mortgage Related Securities 18.0%
	Other Investments 0.4%		Other Investments 0.7%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	8.1%	** Foreign investments	7.2%
* Futures and Swaps	15.5%	** Futures and Swaps	14.9%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.
For an unaudited list of holdings for each fixed-income central fund, visit advisor.fidelity.com.

Annual Report

Investments August 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 23.3%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.5%
DaimlerChrysler NA Holding Corp.:
5.74% 3/13/09 (f)	$ 2,650,000	$ 2,653,108
5.75% 8/10/09	3,300,000	3,312,342
		5,965,450
Household Durables - 0.3%
Whirlpool Corp. 6.125% 6/15/11	4,500,000	4,563,545
Media - 2.3%
AOL Time Warner, Inc. 6.75% 4/15/11	3,000,000	3,108,306
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,350,000	2,352,818
Continental Cablevision, Inc. 9% 9/1/08	3,400,000	3,625,719
Cox Communications, Inc.:
3.875% 10/1/08	3,655,000	3,533,307
6.4% 8/1/08	795,000	804,639
Hearst-Argyle Television, Inc. 7% 11/15/07	1,500,000	1,514,348
Liberty Media Corp.:
6.8294% 9/17/06 (f)	3,203,000	3,204,089
7.75% 7/15/09	2,350,000	2,450,037
Time Warner Entertainment Co. LP 7.25% 9/1/08	3,145,000	3,247,247
Univision Communications, Inc.:
3.5% 10/15/07	535,000	519,163
3.875% 10/15/08	2,600,000	2,480,374
Viacom, Inc. 5.75% 4/30/11 (c)	3,470,000	3,441,442
		30,281,489
TOTAL CONSUMER DISCRETIONARY		40,810,484
CONSUMER STAPLES - 0.4%
Food Products - 0.2%
H.J. Heinz Co. 6.428% 12/1/08 (c)(f)	1,515,000	1,543,724
Kraft Foods, Inc. 4% 10/1/08	1,630,000	1,588,319
		3,132,043
Tobacco - 0.2%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,011,038
TOTAL CONSUMER STAPLES		5,143,081
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - 2.0%
Energy Equipment & Services - 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	$ 1,335,000	$ 1,311,525
Oil, Gas & Consumable Fuels - 1.9%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	1,865,000	1,824,751
Delek & Avner Yam Tethys Ltd. 5.326% 8/1/13 (c)	2,037,568	1,984,652
Duke Capital LLC:
4.37% 3/1/09	2,045,000	1,994,278
7.5% 10/1/09	2,700,000	2,863,542
Enterprise Products Operating LP:
4% 10/15/07	2,775,000	2,728,588
4.625% 10/15/09	3,070,000	2,986,164
Kinder Morgan Energy Partners LP:
5.35% 8/15/07	1,400,000	1,387,211
6.3% 2/1/09	435,000	440,664
Pemex Project Funding Master Trust:
6.125% 8/15/08	4,535,000	4,553,140
9.125% 10/13/10	2,250,000	2,511,000
Petroleum Export Ltd.:
4.623% 6/15/10 (c)	1,346,667	1,327,288
4.633% 6/15/10 (c)	808,889	797,249
		25,398,527
TOTAL ENERGY		26,710,052
FINANCIALS - 7.5%
Capital Markets - 0.5%
Bank of New York Co., Inc.:
3.4% 3/15/13 (f)	2,750,000	2,672,313
4.25% 9/4/12 (f)	1,285,000	1,272,787
Lehman Brothers Holdings E-Capital Trust I 6.1725% 8/19/65 (f)	1,030,000	1,034,147
Lehman Brothers Holdings, Inc. 4.25% 1/27/10	195,000	188,625
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,366,274
		6,534,146
Commercial Banks - 0.5%
Bank One Corp. 6% 8/1/08	975,000	986,618
Corporacion Andina de Fomento yankee 7.25% 3/1/07	965,000	972,573
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Commercial Banks
Korea Development Bank:
3.875% 3/2/09	$ 2,700,000	$ 2,610,819
4.75% 7/20/09	1,500,000	1,477,844
		6,047,854
Consumer Finance - 1.0%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,104,351
Household Finance Corp.:
4.125% 12/15/08	705,000	687,601
4.75% 5/15/09	1,563,000	1,545,424
6.4% 6/17/08	2,780,000	2,830,746
Household International, Inc. 5.836% 2/15/08	2,025,000	2,038,616
HSBC Finance Corp. 4.125% 3/11/08	3,435,000	3,378,920
MBNA Capital I 8.278% 12/1/26	1,200,000	1,254,895
		12,840,553
Diversified Financial Services - 1.1%
Aspetuck Trust 5.7869% 10/16/06 (f)(i)	3,235,000	3,252,663
Bank of America Corp. 7.4% 1/15/11	275,000	296,771
CC Funding Trust I 6.9% 2/16/07	2,040,000	2,051,797
Iberbond 2004 PLC 4.826% 12/24/17 (i)	2,941,077	2,842,005
ICB OJSC 6.2% 9/29/15 (Issued by Or-ICB for ICB OJSC) (f)	370,000	365,619
ILFC E-Capital Trust I 5.9% 12/21/65 (c)(f)	1,755,000	1,754,621
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,094,303
Keycorp Institutional Capital B 8.25% 12/15/26	1,930,000	2,018,898
Prime Property Funding II 6.25% 5/15/07 (c)	1,000,000	1,001,270
		14,677,947
Insurance - 0.6%
The Chubb Corp. 4.934% 11/16/07	4,000,000	3,979,024
The St. Paul Travelers Companies, Inc.:
5.01% 8/16/07	1,905,000	1,889,162
5.75% 3/15/07	1,070,000	1,071,883
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	516,058
		7,456,127
Real Estate Investment Trusts - 2.8%
Arden Realty LP 8.5% 11/15/10	2,050,000	2,291,734
AvalonBay Communities, Inc. 5% 8/1/07	915,000	905,133
Brandywine Operating Partnership LP:
4.5% 11/1/09	2,445,000	2,369,193
5.625% 12/15/10	1,845,000	1,844,945
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts
BRE Properties, Inc.:
5.95% 3/15/07	$ 575,000	$ 576,676
7.2% 6/15/07	1,775,000	1,792,303
Camden Property Trust:
4.375% 1/15/10	1,385,000	1,343,284
5.875% 6/1/07	580,000	581,491
Colonial Properties Trust:
4.75% 2/1/10	1,330,000	1,291,221
7% 7/14/07	1,260,000	1,273,443
Developers Diversified Realty Corp.:
3.875% 1/30/09	2,410,000	2,323,669
5% 5/3/10	1,310,000	1,288,779
7% 3/19/07	2,095,000	2,111,163
Duke Realty LP 5.625% 8/15/11	390,000	390,554
iStar Financial, Inc. 6.55% 3/12/07 (f)	3,120,000	3,137,622
JDN Realty Corp. 6.95% 8/1/07	855,000	854,557
Simon Property Group LP:
4.6% 6/15/10	1,130,000	1,098,897
4.875% 8/15/10	3,260,000	3,193,408
5.6% 9/1/11	1,775,000	1,779,438
6.875% 11/15/06	3,785,000	3,793,043
Tanger Properties LP 9.125% 2/15/08	2,295,000	2,398,275
		36,638,828
Real Estate Management & Development - 0.4%
Chelsea GCA Realty Partnership LP 7.25% 10/21/07	1,465,000	1,481,162
EOP Operating LP:
4.65% 10/1/10	1,250,000	1,207,954
6.763% 6/15/07	1,625,000	1,639,142
7.75% 11/15/07	1,650,000	1,691,253
		6,019,511
Thrifts & Mortgage Finance - 0.6%
Countrywide Home Loans, Inc. 5.625% 5/15/07	745,000	745,690
Residential Capital Corp. 6.875% 6/29/07 (f)	3,960,000	3,980,279
Washington Mutual, Inc. 4.375% 1/15/08	2,700,000	2,665,076
		7,391,045
TOTAL FINANCIALS		97,606,011
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 1.6%
Air Freight & Logistics - 0.3%
Federal Express Corp. pass thru trust certificates 7.53% 9/23/06	$ 33,276	$ 33,294
FedEx Corp. 5.5% 8/15/09	3,900,000	3,920,023
		3,953,317
Airlines - 1.2%
America West Airlines pass thru certificates 7.33% 7/2/08	2,096,702	2,107,185
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	460,792	466,793
6.978% 10/1/12	102,074	104,752
7.024% 4/15/11	2,000,000	2,052,500
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	4,015,000	4,036,591
7.056% 3/15/11	355,000	365,967
United Airlines pass thru certificates:
6.071% 9/1/14	1,338,200	1,338,200
6.201% 3/1/10	1,084,358	1,085,713
6.602% 9/1/13	2,602,217	2,601,864
7.186% 10/1/12	2,000,000	2,040,000
		16,199,565
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co. 3.75% 4/1/09	1,265,000	1,196,198
TOTAL INDUSTRIALS		21,349,080
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.5%
Motorola, Inc. 4.608% 11/16/07	6,000,000	5,945,376
MATERIALS - 0.2%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (c)	855,000	884,669
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,465,000	1,429,500
TOTAL MATERIALS		2,314,169
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.4%
Ameritech Capital Funding Corp. 6.25% 5/18/09	1,765,000	1,789,491
AT&T Corp. 6% 3/15/09	3,720,000	3,766,891
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services
BellSouth Corp. 4.2% 9/15/09	$ 1,775,000	$ 1,715,875
Deutsche Telekom International Finance BV 5.375% 3/23/11	4,000,000	3,958,976
Sprint Capital Corp. 6% 1/15/07	3,240,000	3,244,021
Telecom Italia Capital SA:
4% 11/15/08	3,690,000	3,575,533
4% 1/15/10	3,450,000	3,278,073
Telefonica Emisiones SAU 5.984% 6/20/11	5,000,000	5,074,360
Telefonos de Mexico SA de CV:
4.5% 11/19/08	3,260,000	3,186,314
4.75% 1/27/10	3,355,000	3,256,028
TELUS Corp. yankee 7.5% 6/1/07	4,220,000	4,278,662
Verizon Global Funding Corp.:
6.125% 6/15/07	2,140,000	2,149,810
7.25% 12/1/10	4,205,000	4,486,899
		43,760,933
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	3,925,000	3,788,021
Vodafone Group PLC 5.5% 6/15/11	4,000,000	3,977,276
		7,765,297
TOTAL TELECOMMUNICATION SERVICES		51,526,230
UTILITIES - 4.0%
Electric Utilities - 2.1%
American Electric Power Co., Inc. 4.709% 8/16/07	3,685,000	3,661,689
Entergy Corp. 7.75% 12/15/09 (c)	2,500,000	2,654,250
Exelon Corp. 4.45% 6/15/10	3,750,000	3,614,288
FirstEnergy Corp. 5.5% 11/15/06	3,058,000	3,057,465
Monongahela Power Co. 5% 10/1/06	2,015,000	2,013,712
Pepco Holdings, Inc.:
4% 5/15/10	1,125,000	1,065,531
5.5% 8/15/07	3,995,000	3,993,074
Progress Energy, Inc.:
5.85% 10/30/08	1,025,000	1,033,149
7.1% 3/1/11	4,645,000	4,955,281
Southwestern Public Service Co. 5.125% 11/1/06	650,000	649,585
TXU Energy Co. LLC 6.125% 3/15/08	935,000	942,075
		27,640,099
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - 0.1%
NiSource Finance Corp. 3.2% 11/1/06	$ 1,085,000	$ 1,080,951
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.:
6.125% 9/1/09	3,035,000	3,086,301
6.35% 4/1/07	3,025,000	3,037,403
Duke Capital LLC 4.331% 11/16/06	1,630,000	1,625,457
TXU Corp. 4.8% 11/15/09	1,500,000	1,440,000
		9,189,161
Multi-Utilities - 1.1%
Dominion Resources, Inc. 4.125% 2/15/08	2,610,000	2,563,336
DTE Energy Co. 5.63% 8/16/07	2,965,000	2,965,789
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07	705,000	699,017
NiSource, Inc. 3.628% 11/1/06	1,565,000	1,560,203
PSEG Funding Trust I 5.381% 11/16/07	3,575,000	3,565,798
Sempra Energy:
4.621% 5/17/07	2,495,000	2,480,082
4.75% 5/15/09	1,055,000	1,038,523
		14,872,748
TOTAL UTILITIES		52,782,959
TOTAL NONCONVERTIBLE BONDS (Cost $306,519,014)		304,187,442
U.S. Government and Government Agency Obligations - 16.7%

U.S. Government Agency Obligations - 6.1%
Fannie Mae:
3.25% 8/15/08	6,089,000	5,880,464
3.25% 2/15/09	13,000,000	12,464,348
Freddie Mac:
2.7% 3/16/07	14,000,000	13,800,276
3.875% 6/15/08	48,063,000	47,084,197
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		79,229,285
U.S. Treasury Inflation Protected Obligations - 0.9%
U.S. Treasury Inflation-Indexed Notes 3.875% 1/15/09	11,752,640	12,147,420
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 9.7%
U.S. Treasury Bonds 12% 8/15/13	$ 10,526,000	$ 11,937,968
U.S. Treasury Notes:
3.375% 2/15/08 (b)	40,000,000	39,165,640
3.75% 5/15/08 (e)	64,895,000	63,759,330
4.375% 11/15/08 (b)	12,000,000	11,902,968
TOTAL U.S. TREASURY OBLIGATIONS		126,765,906
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $220,558,355)		218,142,611
U.S. Government Agency - Mortgage Securities - 10.6%

Fannie Mae - 8.3%
4.994% 11/1/35 (f)	9,913,528	9,828,435
3.738% 10/1/33 (f)	188,896	184,778
3.744% 1/1/35 (f)	263,401	259,079
3.748% 12/1/34 (f)	184,915	181,743
3.75% 1/1/34 (f)	163,953	160,214
3.757% 10/1/33 (f)	168,195	164,730
3.788% 6/1/34 (f)	777,795	757,221
3.796% 12/1/34 (f)	38,966	38,332
3.81% 6/1/33 (f)	140,987	138,679
3.82% 10/1/33 (f)	1,986,756	1,947,468
3.834% 1/1/35 (f)	472,521	464,426
3.838% 4/1/33 (f)	502,840	494,941
3.846% 1/1/35 (f)	154,764	152,234
3.851% 10/1/33 (f)	4,239,809	4,165,059
3.866% 1/1/35 (f)	290,315	286,301
3.88% 6/1/33 (f)	703,965	692,778
3.898% 10/1/34 (f)	198,257	196,449
3.905% 12/1/34 (f)	156,781	154,847
3.938% 6/1/34 (f)	1,204,371	1,177,337
3.938% 11/1/34 (f)	327,101	324,075
3.941% 5/1/34 (f)	45,477	45,732
3.952% 1/1/35 (f)	200,449	198,544
3.954% 12/1/34 (f)	157,368	156,115
3.955% 12/1/34 (f)	1,081,473	1,070,216
3.957% 5/1/33 (f)	63,652	62,714
3.992% 1/1/35 (f)	127,627	126,324
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
3.996% 12/1/34 (f)	$ 113,852	$ 112,773
3.996% 12/1/34 (f)	189,767	187,735
3.998% 2/1/35 (f)	143,790	142,008
4.022% 1/1/35 (f)	292,993	289,944
4.029% 1/1/35 (f)	75,382	74,446
4.034% 10/1/18 (f)	139,718	137,509
4.037% 1/1/35 (f)	127,593	125,969
4.041% 2/1/35 (f)	146,769	144,972
4.052% 12/1/34 (f)	287,035	285,344
4.058% 1/1/35 (f)	280,301	276,854
4.079% 2/1/35 (f)	263,166	260,116
4.082% 4/1/33 (f)	57,544	56,928
4.083% 2/1/35 (f)	90,203	89,208
4.086% 2/1/35 (f)	100,838	99,663
4.094% 11/1/34 (f)	225,136	222,819
4.102% 2/1/35 (f)	505,752	501,412
4.108% 1/1/35 (f)	301,988	298,528
4.114% 1/1/35 (f)	293,664	291,096
4.116% 2/1/35 (f)	350,533	346,558
4.126% 1/1/35 (f)	502,865	497,488
4.14% 7/1/34 (f)	797,675	782,322
4.143% 2/1/35 (f)	252,894	250,123
4.144% 1/1/35 (f)	450,206	446,940
4.156% 1/1/35 (f)	535,619	533,017
4.162% 10/1/34 (f)	396,409	394,794
4.171% 1/1/35 (f)	366,524	357,688
4.181% 10/1/34 (f)	439,607	437,604
4.181% 11/1/34 (f)	65,328	65,100
4.187% 1/1/35 (f)	247,824	245,855
4.202% 1/1/35 (f)	147,941	146,839
4.25% 1/1/34 (f)	252,711	248,858
4.25% 2/1/34 (f)	199,036	195,966
4.25% 2/1/35 (f)	176,269	172,407
4.272% 3/1/35 (f)	160,811	159,143
4.274% 2/1/35 (f)	88,018	87,419
4.275% 8/1/33 (f)	332,957	329,581
4.282% 7/1/34 (f)	132,138	132,174
4.287% 12/1/34 (f)	94,550	93,449
4.29% 6/1/33 (f)	95,880	94,959
4.294% 1/1/34 (f)	1,193,984	1,177,356
4.296% 10/1/33 (f)	71,822	70,926
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.3% 1/1/34 (f)	$ 230,075	$ 226,782
4.3% 10/1/34 (f)	55,213	54,860
4.306% 5/1/35 (f)	222,729	220,650
4.31% 3/1/33 (f)	202,164	200,277
4.313% 3/1/33 (f)	92,216	90,144
4.327% 3/1/35 (f)	378,544	374,893
4.337% 9/1/34 (f)	510,089	505,705
4.346% 10/1/34 (f)	574,823	571,310
4.349% 1/1/35 (f)	518,761	514,868
4.35% 1/1/35 (f)	181,719	177,943
4.351% 9/1/34 (f)	222,602	222,350
4.356% 4/1/35 (f)	98,633	97,705
4.362% 2/1/34 (f)	394,485	389,255
4.39% 12/1/34 (f)	805,514	799,075
4.391% 11/1/34 (f)	452,676	448,494
4.393% 10/1/34 (f)	923,664	908,874
4.394% 5/1/35 (f)	489,113	485,468
4.396% 2/1/35 (f)	262,797	257,557
4.401% 10/1/34 (f)	1,751,452	1,738,319
4.406% 10/1/34 (f)	698,890	695,837
4.423% 10/1/34 (f)	793,568	791,954
4.426% 1/1/35 (f)	206,136	204,518
4.438% 3/1/35 (f)	239,367	234,688
4.456% 8/1/34 (f)	520,298	513,974
4.464% 5/1/35 (f)	140,985	139,754
4.481% 5/1/35 (f)	1,380,379	1,375,626
4.494% 1/1/35 (f)	220,625	218,600
4.497% 8/1/34 (f)	342,014	344,808
4.514% 10/1/35 (f)	90,811	89,924
4.515% 8/1/35 (f)	398,321	394,716
4.532% 2/1/35 (f)	1,066,707	1,059,441
4.537% 7/1/34 (f)	208,347	207,465
4.539% 7/1/35 (f)	597,126	592,096
4.54% 2/1/35 (f)	155,324	154,197
4.554% 1/1/35 (f)	334,992	332,883
4.554% 2/1/35 (f)	107,759	107,077
4.557% 7/1/35 (f)	490,701	486,859
4.56% 9/1/34 (f)	606,311	608,878
4.567% 6/1/35 (f)	560,938	556,780
4.584% 2/1/35 (f)	718,257	706,503
4.601% 8/1/34 (f)	198,611	197,179
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.601% 2/1/35 (f)	$ 742,975	$ 735,638
4.643% 1/1/33 (f)	105,699	105,381
4.645% 3/1/35 (f)	74,959	74,538
4.661% 3/1/35 (f)	1,317,916	1,310,581
4.703% 6/1/35 (f)	1,383,729	1,376,380
4.704% 9/1/34 (f)	57,376	57,229
4.708% 10/1/32 (f)	34,710	34,560
4.713% 2/1/33 (f)	31,413	31,631
4.727% 7/1/34 (f)	505,543	501,115
4.729% 10/1/34 (f)	614,942	609,036
4.732% 10/1/32 (f)	47,799	48,449
4.736% 1/1/35 (f)	24,373	24,249
4.778% 12/1/34 (f)	172,921	171,293
4.803% 12/1/32 (f)	235,390	235,491
4.808% 8/1/34 (f)	168,396	168,297
4.815% 5/1/33 (f)	9,079	9,038
4.817% 2/1/33 (f)	248,470	247,531
4.818% 11/1/34 (f)	505,708	501,296
4.832% 10/1/35 (f)	680,349	677,417
4.855% 10/1/35 (f)	442,503	438,262
4.86% 1/1/35 (f)	3,177,844	3,152,995
4.876% 7/1/34 (f)	726,679	722,201
4.921% 2/1/35 (f)	1,703,251	1,688,861
4.96% 8/1/34 (f)	1,630,809	1,623,517
4.989% 12/1/32 (f)	16,796	16,846
4.99% 11/1/32 (f)	127,385	127,904
4.995% 2/1/35 (f)	63,799	63,642
5% 3/1/18 to 6/1/18	3,178,123	3,123,267
5.007% 9/1/34 (f)	2,281,067	2,271,622
5.01% 7/1/34 (f)	85,315	85,042
5.021% 4/1/35 (f)	522,781	521,612
5.037% 11/1/34 (f)	38,177	38,278
5.091% 5/1/35 (f)	1,066,485	1,065,485
5.096% 1/1/34 (f)	151,796	152,099
5.1% 9/1/34 (f)	182,514	182,103
5.108% 5/1/35 (f)	493,368	493,103
5.15% 1/1/36 (f)	1,505,530	1,503,608
5.177% 5/1/35 (f)	647,670	645,193
5.185% 8/1/33 (f)	240,551	240,862
5.196% 6/1/35 (f)	745,429	745,853
5.205% 3/1/35 (f)	100,805	100,505
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
5.269% 7/1/35 (f)	$ 91,542	$ 91,612
5.359% 12/1/34 (f)	275,859	276,375
5.5% 7/1/13 to 5/1/25	16,789,534	16,720,320
5.513% 5/1/36 (f)	993,509	998,640
6.5% 2/1/08 to 3/1/35	10,766,630	10,973,853
7% 3/1/08 to 6/1/32	1,119,929	1,145,387
7.5% 5/1/12 to 10/1/14	98,714	103,015
11.5% 11/1/15	53,609	57,866
TOTAL FANNIE MAE		108,880,025
Freddie Mac - 2.2%
4.043% 12/1/34 (f)	172,729	170,118
4.097% 12/1/34 (f)	252,519	249,014
4.124% 1/1/35 (f)	753,190	742,668
4.256% 3/1/35 (f)	228,549	225,537
4.298% 5/1/35 (f)	403,150	398,438
4.301% 12/1/34 (f)	266,623	260,102
4.319% 10/1/34 (f)	403,061	400,308
4.326% 2/1/35 (f)	488,011	482,125
4.38% 2/1/35 (f)	265,475	259,266
4.407% 8/1/35 (f)	4,207,766	4,152,184
4.438% 2/1/34 (f)	234,059	230,544
4.443% 3/1/35 (f)	255,929	250,243
4.454% 6/1/35 (f)	370,496	366,012
4.458% 3/1/35 (f)	280,916	274,752
4.546% 2/1/35 (f)	414,682	406,189
4.742% 3/1/33 (f)	82,785	82,251
4.773% 10/1/32 (f)	29,082	29,384
4.93% 9/1/35 (f)	953,610	941,103
4.93% 11/1/35 (f)	988,262	981,945
5.003% 4/1/35 (f)	1,208,767	1,203,476
5.251% 1/1/36 (f)	1,032,540	1,030,417
5.305% 6/1/35 (f)	758,425	755,412
5.5% 9/1/21 (d)	7,571,204	7,542,539
5.5% 7/1/23 to 4/1/24	4,179,025	4,132,802
5.504% 8/1/33 (f)	115,838	116,547
5.619% 12/1/35 (f)	1,688,274	1,697,184
5.652% 4/1/32 (f)	43,079	43,555
5.888% 6/1/35 (f)	451,485	455,377
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
8.5% 5/1/26 to 7/1/28	$ 187,295	$ 201,996
12% 11/1/19	14,200	15,905
TOTAL FREDDIE MAC		28,097,393
Government National Mortgage Association - 0.1%
4.25% 7/20/34 (f)	678,506	670,402
7% 1/15/25 to 6/15/32	925,358	960,343
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,630,745
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $139,701,862)		138,608,163
Asset-Backed Securities - 20.7%

Accredited Mortgage Loan Trust:
Series 2003-2 Class A1, 4.23% 10/25/33	860,731	831,241
Series 2003-3 Class A1, 4.46% 1/25/34	866,279	827,688
Series 2004-2 Class A2, 5.6244% 7/25/34 (f)	892,844	895,771
Series 2004-4 Class A2D, 5.6744% 1/25/35 (f)	453,618	455,157
ACE Securities Corp. Series 2003-HE1:
Class M1, 5.9744% 11/25/33 (f)	405,273	406,778
Class M2, 7.0244% 11/25/33 (f)	270,000	272,786
Aesop Funding II LLC Series 2005-1A Class A1, 3.95% 4/20/08 (c)	2,000,000	1,959,079
American Express Credit Account Master Trust Series 2004-C Class C, 5.83% 2/15/12 (c)(f)	1,627,367	1,631,240
AmeriCredit Automobile Receivables Trust:
Series 2004-1:
Class B, 3.7% 1/6/09	150,000	149,081
Class C, 4.22% 7/6/09	155,000	152,982
Class D, 5.07% 7/6/10	1,105,000	1,095,842
Series 2004-CA Class A4, 3.61% 5/6/11	630,000	616,909
Series 2005-1 Class D, 5.04% 5/6/11	2,500,000	2,468,653
Series 2005-CF Class A4, 4.63% 6/6/12	2,895,000	2,864,206
Series 2005-DA Class A4, 5.02% 11/6/12	4,150,000	4,137,758
Series 2006-1 Class D, 5.49% 4/6/12	1,115,000	1,113,265
Series 2006-RM Class A1, 5.37% 10/6/09	3,000,000	3,001,882
Ameriquest Mortgage Securities, Inc.:
Series 2004-R10 Class M1, 6.0244% 11/25/34 (f)	1,370,000	1,378,307
Series 2004-R11 Class M1, 5.9844% 11/25/34 (f)	2,040,000	2,053,454
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Ameriquest Mortgage Securities, Inc.: - continued
Series 2004-R9:
Class M2, 5.9744% 10/25/34 (f)	$ 1,515,000	$ 1,526,126
Class M4, 6.4944% 10/25/34 (f)	1,945,000	1,970,323
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 5.6544% 6/25/32 (f)	174,015	174,612
ARG Funding Corp. Series 2005-1A Class A1, 4.02% 4/20/09 (c)	4,100,000	4,024,404
Argent Securities, Inc.:
Series 2003-W3 Class M2, 7.1244% 9/25/33 (f)	3,100,000	3,133,440
Series 2003-W7:
Class A2, 5.7144% 3/1/34 (f)	191,833	192,197
Class M1, 6.0144% 3/1/34 (f)	2,500,000	2,518,329
Series 2003-W9 Class M1, 6.0144% 3/25/34 (f)	1,800,000	1,810,202
Series 2004-W5 Class M1, 5.9244% 4/25/34 (f)	830,000	831,046
Series 2004-W9 Class M3, 6.9244% 6/26/34 (f)	2,230,000	2,267,775
Arran Funding Ltd. Series 2005-A Class C, 5.65% 12/15/10 (f)	3,530,000	3,534,413
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 6.4744% 1/25/34 (f)	485,000	493,196
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE7 Class A3, 5.69% 12/15/33 (f)	146,940	147,400
Series 2004-HE3 Class M2, 6.4444% 6/25/34 (f)	700,000	707,145
Series 2004-HE6 Class A2, 5.6844% 6/25/34 (f)	1,564,777	1,568,670
Series 2005-HE2:
Class M1, 5.7744% 3/25/35 (f)	1,830,000	1,840,378
Class M2, 5.8244% 3/25/35 (f)	460,000	463,500
Series 2005-HE3 Class A4, 5.5244% 4/25/35 (f)	2,471,410	2,472,324
Bayview Financial Acquisition Trust Series 2004-C Class A1, 5.7481% 5/28/44 (f)	1,199,521	1,201,438
Bayview Financial Asset Trust Series 2003-F Class A, 5.8281% 9/28/43 (f)	1,006,973	1,007,330
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 5.7781% 2/28/44 (f)	741,351	742,814
Bear Stearns Asset Backed Securities, Inc.:
Series 2004-BO1:
Class M2, 6.0744% 9/25/34 (f)	794,000	803,547
Class M3, 6.3744% 9/25/34 (f)	540,000	546,411
Class M4, 6.5244% 9/25/34 (f)	460,000	467,947
Class M5, 6.7244% 9/25/34 (f)	435,000	443,048
Series 2004-HE8:
Class M1, 5.9744% 9/25/34 (f)	1,800,000	1,811,084
Class M2, 6.5244% 9/25/34 (f)	890,000	894,695
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
BMW Vehicle Owner Trust Series 2005-A Class B, 4.42% 4/25/11	$ 1,035,000	$ 1,021,218
Capital Auto Receivables Asset Trust:
Series 2005-1 Class B, 5.705% 6/15/10 (f)	1,240,000	1,245,613
Series 2006-1 Class B, 5.26% 10/15/10	500,000	498,376
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (c)	215,000	215,403
Class C, 5.77% 5/20/10 (c)	205,000	205,432
Class D, 6.15% 4/20/11 (c)	345,000	345,674
Capital One Auto Finance Trust:
Series 2005-BSS:
Class B, 4.32% 5/15/10	1,430,000	1,409,140
Series D, 4.8% 9/15/12	1,220,000	1,201,130
Series 2006-B Class A3A, 5.45% 2/15/11	2,500,000	2,510,550
Capital One Master Trust:
Series 2001-1 Class B, 5.84% 12/15/10 (f)	1,700,000	1,706,981
Series 2001-6 Class C, 6.7% 6/15/11 (c)	3,200,000	3,278,250
Capital One Prime Auto Receivable Trust Series 2005-1 Class B, 4.58% 8/15/12	1,850,000	1,816,342
Capital Trust Ltd. Series 2004-1:
Class A2, 5.775% 7/20/39 (c)(f)	645,000	644,998
Class B, 6.075% 7/20/39 (c)(f)	340,000	339,998
Class C, 6.425% 7/20/39 (c)(f)	435,000	434,998
Carmax Auto Owner Trust Series 2006-1 Class C, 5.76% 11/15/12	6,935,000	6,973,228
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.37% 8/25/36 (c)(f)	185,000	165,951
Caterpillar Financial Asset Trust Series 2006-A Class A3, 5.57% 5/25/10	2,700,000	2,699,750
CDC Mortgage Capital Trust Series 2002-HE2 Class M1, 6.3744% 1/25/33 (f)	835,059	835,463
Chase Credit Card Master Trust Series 2003-6 Class B, 5.68% 2/15/11 (f)	2,150,000	2,163,606
Chase Credit Card Owner Trust Series 2004-1 Class B, 5.53% 5/15/09 (f)	875,000	874,996
Chase Issuance Trust:
Series 2004-C3 Class C3, 5.8% 6/15/12 (f)	3,305,000	3,324,123
Series 2006-C3 Class C3, 5.56% 6/15/11 (f)	2,905,000	2,905,000
CIT Equipment Collateral Trust Series 2006-VT1:
Class A3, 5.13% 12/21/08	2,870,000	2,867,477
Class B, 5.23% 2/20/13	926,212	924,969
Class D, 5.48% 2/20/13	1,031,384	1,029,479
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Citibank Credit Card Issuance Trust:
Series 2002-C1 Class C1, 6.47% 2/9/09 (f)	$ 3,000,000	$ 3,010,732
Series 2003-C1 Class C1, 6.5888% 4/7/10 (f)	2,600,000	2,637,976
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 5.7344% 12/25/33 (c)(f)	1,147,534	1,147,534
CNH Equipment Trust Series 2005-B Class B, 4.57% 7/16/12	830,000	804,357
College Loan Corp. Trust I Series 2006-1 Class AIO, 10% 7/25/08 (h)	5,690,000	1,065,986
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 7.3225% 9/25/32 (f)	1,087,165	1,091,582
Series 2004-2:
Class 3A4, 5.5744% 7/25/34 (f)	382,613	382,798
Class M1, 5.8244% 5/25/34 (f)	1,075,000	1,079,180
Series 2004-3 Class 3A4, 5.5744% 8/25/34 (f)	728,944	730,961
Series 2004-4:
Class A, 5.6944% 8/25/34 (f)	166,123	166,298
Class M1, 5.8044% 7/25/34 (f)	775,000	779,610
Class M2, 5.8544% 6/25/34 (f)	920,000	924,653
CPS Auto Receivables Trust Series 2006-B Class A3, 5.73% 6/15/16 (c)	1,244,997	1,254,334
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A Class C, 5.074% 6/15/35 (c)	974,000	959,797
CS First Boston Mortgage Securities Corp.:
Series 2004-FRE1 Class B1, 7.1244% 4/25/34 (f)	1,295,000	1,295,437
Series 2005-FIX1 Class A2, 4.31% 5/25/35	2,090,000	2,054,737
Discover Card Master Trust I Series 2003-4 Class B1, 5.66% 5/16/11 (f)	1,775,000	1,783,885
Diversified REIT Trust Series 2000-1A:
Class A2, 6.971% 3/8/10 (c)	1,430,774	1,462,575
Class E, 6.971% 3/8/10 (c)	865,000	896,292
Drive Auto Receivables Trust:
Series 2005-1 Class A3, 3.75% 4/15/09 (c)	1,010,528	1,003,238
Series 2005-3 Class A3, 4.99% 10/15/10 (c)	2,665,000	2,650,701
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5:
Class AB1, 5.3867% 5/28/35 (f)	516,196	516,115
Class AB3, 5.5252% 5/28/35 (f)	190,501	190,531
Fieldstone Mortgage Investment Corp. Series 2006-2:
Class 2A2, 5.4944% 7/25/36 (f)	1,240,000	1,239,986
Class M1, 5.6344% 7/25/36 (f)	2,480,000	2,480,882
First Franklin Mortgage Loan Trust Series 2006-FF4N Class N1, 5.5% 3/25/36 (c)	586,271	584,931
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
First Investors Auto Owner Trust Series 2006-A Class A3, 4.93% 2/15/11 (c)	$ 1,220,000	$ 1,212,131
Ford Credit Auto Owner Trust:
Series 2005-A:
Class A4, 3.72% 10/15/09	4,100,000	4,017,068
Class B, 3.88% 1/15/10	590,000	575,409
Series 2006-B Class C, 5.68% 6/15/12	2,040,000	2,044,759
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 5.7744% 2/25/34 (f)	93,578	93,692
Class M2, 5.8244% 2/25/34 (f)	150,000	150,238
Series 2004-C:
Class M1, 5.9744% 8/25/34 (f)	1,120,000	1,129,761
Class M3, 6.4744% 8/25/34 (f)	3,000,000	3,041,042
Series 2004-D:
Class M4, 6.2744% 11/25/34 (f)	295,000	297,457
Class M5, 6.3244% 11/25/34 (f)	245,000	247,143
Series 2005-A Class 2A2, 5.5644% 2/25/35 (f)	1,692,145	1,693,348
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	1,440,000	1,424,531
GE Business Loan Trust:
Series 2004-2 Class A, 0.8454% 12/15/08 (c)(h)	74,358,997	907,447
Series 2005-2 Class IO, 0.5242% 9/15/17 (c)(h)	134,240,000	1,295,416
Greenpoint Credit LLC Series 2001-1 Class 1A, 5.665% 4/20/32 (f)	580,989	580,913
GSAMP Trust:
Series 2002-NC1 Class A2, 5.6444% 7/25/32 (f)	4,389	4,445
Series 2003-HE2 Class M1, 5.9744% 8/25/33 (f)	650,000	652,808
Series 2005-MTR1 Class A1, 5.4644% 10/25/35 (f)	2,175,405	2,175,405
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 6.4044% 5/25/30 (c)(f)	4,180,000	4,180,000
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 7.325% 9/20/09 (c)(f)	4,400,000	4,406,024
Home Equity Asset Trust:
Series 2002-2 Class A4, 5.6744% 6/25/32 (f)	5,664	5,667
Series 2003-3 Class A4, 5.7844% 2/25/33 (f)	493	493
Series 2003-5 Class A2, 5.6744% 12/25/33 (f)	39,981	40,108
Series 2003-7 Class A2, 5.7044% 3/25/34 (f)	196,029	196,114
Series 2003-8 Class M1, 6.0444% 4/25/34 (f)	845,000	852,875
Series 2004-1 Class M2, 6.5244% 6/25/34 (f)	655,000	661,287
Series 2004-2 Class A2, 5.6144% 7/25/34 (f)	82,049	82,082
Series 2004-3:
Class M1, 5.8944% 8/25/34 (f)	425,000	426,801
Class M2, 6.5244% 8/25/34 (f)	465,000	470,963
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Home Equity Asset Trust: - continued
Series 2004-6 Class A2, 5.6744% 12/25/34 (f)	$ 904,647	$ 906,315
Household Automotive Trust Series 2004-1 Class A4, 3.93% 7/18/11	1,170,000	1,146,231
Household Home Equity Loan Trust Series 2003-2 Class M, 5.905% 9/20/33 (f)	145,013	145,096
Household Mortgage Loan Trust Series 2004-HC1 Class A, 5.675% 2/20/34 (f)	371,679	371,887
Household Private Label Credit Card Master Note Trust I Series 2002-2 Class B, 5.88% 1/18/11 (f)	1,000,000	1,002,137
HSBC Automotive Trust:
Series 2006-1 Class A3, 5.43% 6/17/11	2,100,000	2,110,361
Series 2006-2 Class A4, 5.67% 6/17/13	3,500,000	3,549,350
HSBC Home Equity Loan Trust:
Series 2005-2:
Class M1, 5.785% 1/20/35 (f)	370,016	370,839
Class M2, 5.815% 1/20/35 (f)	277,512	278,491
Series 2005-3 Class A1, 5.585% 1/20/35 (f)	2,268,614	2,270,704
Hyundai Auto Receivables Trust Series 2005-A:
Class B, 4.2% 2/15/12	1,115,000	1,091,772
Class C, 4.22% 2/15/12	185,000	181,729
John Deere Owner Trust Series 2006-A Class A3, 5.38% 7/15/10	3,260,000	3,272,137
Lancer Funding Ltd. Series 2006-1A Class A3, 7.1856% 4/6/46 (c)(f)	995,181	997,669
Marriott Vacation Club Owner Trust:
Series 2005-2 Class A, 5.25% 10/20/27 (c)	1,068,635	1,058,950
Series 2006-1A:
Class B, 5.827% 4/20/28 (c)	284,939	287,482
Class C, 6.125% 4/20/28 (c)	284,939	287,457
MASTR Asset Backed Securities Trust Series 2004-FRE1 Class M1, 5.8744% 7/25/34 (f)	843,935	845,836
MBNA Credit Card Master Note Trust:
Series 2002-B1 Class B1, 5.15% 7/15/09	1,025,000	1,023,528
Series 2002-B2 Class B2, 5.71% 10/15/09 (f)	3,600,000	3,607,784
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 5.8369% 9/15/10 (f)	1,500,000	1,506,900
Series 1998-G Class B, 5.73% 2/17/09 (f)	1,550,000	1,550,143
Series 2000-L Class B, 5.83% 4/15/10 (f)	650,000	652,609
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 5.8244% 7/25/34 (f)	402,448	403,227
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-OPT1 Class M1, 5.9744% 7/25/34 (f)	1,145,000	1,151,663
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Merrill Lynch Mortgage Investors, Inc.: - continued
Series 2004-CB6 Class A1, 5.6544% 7/25/35 (f)	$ 202,853	$ 203,183
Series 2004-FM1 Class M2, 6.4744% 1/25/35 (f)	300,000	301,411
Morgan Stanley ABS Capital I, Inc.:
Series 2004-HE6 Class A2, 5.6644% 8/25/34 (f)	749,815	751,715
Series 2004-NC6 Class A2, 5.6644% 7/25/34 (f)	166,133	166,274
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 6.9294% 10/25/31 (f)	23,290	23,312
Series 2002-AM3 Class A3, 5.8144% 2/25/33 (f)	79,980	80,147
Series 2002-HE2 Class M1, 6.0244% 8/25/32 (f)	1,150,000	1,166,214
Series 2002-NC1 Class M1, 6.5244% 2/25/32 (c)(f)	616,912	633,876
Series 2003-NC1 Class M1, 6.3744% 11/25/32 (f)	500,739	501,803
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (c)(f)(h)	1,725,000	465,481
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (h)	1,885,000	789,627
Series 2005-2 Class AIO, 7.73% 3/25/12 (h)	1,265,000	312,746
Series 2005-3W Class AIO1, 4.8% 7/25/12 (h)	4,090,000	685,648
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (h)	900,000	188,121
Navistar Financial Corp. Owner Trust Series 2005-A Class A4, 4.43% 1/15/14	1,165,000	1,141,649
Nissan Auto Lease Trust Series 2005-A Class A3, 4.7% 10/15/08	3,120,000	3,101,755
Nissan Auto Receivables Owner Trust Series 2005-A Class A4, 3.82% 7/15/10	1,210,000	1,183,757
Northstar Education Finance, Inc., Delaware Series 2005-1 Class A5, 4.74% 10/30/45	1,695,000	1,665,115
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69% 5/15/09	774,483	767,829
Ownit Mortgage Loan Asset-Backed Certificates Series 2005-4 Class A2A1, 5.4444% 8/25/36 (f)	1,869,999	1,870,273
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 6.4244% 1/25/35 (f)	1,905,000	1,930,095
Series 2004-WCW1:
Class M1, 5.9544% 9/25/34 (f)	640,000	647,739
Class M2, 6.0044% 9/25/34 (f)	380,000	383,384
Class M3, 6.5744% 9/25/34 (f)	730,000	738,580
Class M4, 6.7744% 9/25/34 (f)	1,000,000	1,011,321
Series 2004-WCW2 Class A2, 5.7044% 10/25/34 (f)	432,395	432,858
Series 2004-WHQ2 Class A3E, 5.7444% 2/25/35 (f)	777,772	779,808
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2 Class A1, 3.6% 4/25/33	344,302	335,643
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Residential Asset Mortgage Products, Inc.: - continued
Series 2004-RS10 Class MII2, 6.5744% 10/25/34 (f)	$ 2,600,000	$ 2,650,737
Series 2005-SP2 Class 1A1, 5.4744% 5/25/44 (f)	1,132,632	1,132,867
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (c)	471,486	453,068
Saxon Asset Securities Trust Series 2004-2 Class MV1, 5.9044% 8/25/35 (f)	980,000	983,043
SBA CMBS Trust Series 2005-1A:
Class D, 6.219% 11/15/35 (c)	1,370,000	1,380,825
Class E, 6.706% 11/15/35 (c)	365,000	363,545
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1:
Class A2, 5.5744% 2/25/34 (f)	274,036	274,034
Class M1, 5.8444% 2/25/34 (f)	610,000	612,048
Sierra Timeshare Receivables Fund LLC Series 2006-1A:
Class A1, 5.84% 5/20/18 (c)	1,850,726	1,872,442
Class A2, 5.475% 5/20/18 (c)(f)	5,221,371	5,221,345
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 5.11% 6/15/21 (f)	1,800,000	1,810,229
Series 2004-A:
Class B, 5.9094% 6/15/33 (f)	400,000	405,240
Class C, 6.2794% 6/15/33 (f)	1,020,000	1,032,353
Series 2004-B Class C, 5.78% 9/15/33 (f)	1,900,000	1,902,831
SLMA Student Loan Trust Series 2005-7 Class A3, 4.41% 7/25/25	2,500,000	2,464,850
Structured Asset Securities Corp. Series 2005-5N Class 3A1A, 5.6244% 11/25/35 (f)	2,528,138	2,530,281
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 5.78% 3/15/11 (c)(f)	2,520,000	2,520,000
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 6.53% 6/15/10 (f)	1,405,000	1,407,587
Terwin Mortgage Trust Series 2003-4HE Class A1, 5.7544% 9/25/34 (f)	153,894	154,577
Volkswagen Auto Lease Trust:
Series 2004-A Class A3, 2.84% 7/20/07	478,472	477,650
Series 2005-A Class A4, 3.94% 10/20/10	3,625,000	3,574,347
WFS Financial Owner Trust:
Series 2004-3:
Class A4, 3.93% 2/17/12	5,000,000	4,917,552
Class D, 4.07% 2/17/12	615,910	608,764
Series 2004-4 Class D, 3.58% 5/17/12	528,464	518,989
Series 2005-1 Class D, 4.09% 8/15/12	465,141	457,879
Series 2005-3 Class C, 4.54% 5/17/13	850,000	836,933
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Whinstone Capital Management Ltd. Series 1A Class B3, 6.385% 10/25/44 (c)(f)	$ 3,320,000	$ 3,320,332
WM Asset Holdings Corp. Series 2006-7 Class N1, 5.926% 10/25/46 (c)	2,125,000	2,125,000
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	983,796	973,167
TOTAL ASSET-BACKED SECURITIES (Cost $270,120,918)		269,916,729
Collateralized Mortgage Obligations - 12.0%

Private Sponsor - 6.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 5.7244% 1/25/34 (f)	420,649	421,816
Series 2004-2 Class 7A3, 5.7244% 2/25/35 (f)	961,988	965,204
Series 2004-4 Class 5A2, 5.7244% 3/25/35 (f)	389,963	390,902
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6 Class 1A1, 5.1057% 8/25/35 (f)	2,800,627	2,793,852
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 5.6044% 1/25/35 (f)	672,586	673,657
Series 2005-2 Class 1A1, 5.5744% 3/25/35 (f)	1,607,947	1,608,187
Series 2005-5 Class 1A1, 5.5444% 7/25/35 (f)	1,101,416	1,101,312
Countrywide Home Loans, Inc. sequential pay Series 2002-25 Class 2A1, 5.5% 11/27/17	574,136	571,234
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 5.6944% 5/25/34 (f)	153,923	154,106
Series 2004-AR5 Class 11A2, 5.6944% 6/25/34 (f)	232,399	232,623
Series 2004-AR8 Class 8A2, 5.7044% 9/25/34 (f)	346,454	348,085
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 5.8925% 12/20/54 (f)	1,800,000	1,799,820
Series 2005-4:
Class C1, 5.8225% 12/20/54 (f)	1,350,000	1,350,158
Class M2, 5.6725% 12/20/54 (f)	1,300,000	1,300,203
Series 2006-1A Class C2, 5.9925% 12/20/54 (c)(f)	1,100,000	1,099,956
Series 2006-2 Class C1, 5.97% 12/20/54 (f)	2,575,000	2,577,370
Granite Mortgages PLC floater Series 2004-2 Class 1C, 6.1138% 6/20/44 (f)	120,385	120,442
Holmes Financing No. 8 PLC floater Series 2:
Class B, 5.6769% 7/15/40 (f)	565,000	565,177
Class C, 6.2269% 7/15/40 (f)	1,295,000	1,297,024
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 5.7744% 10/25/34 (f)	1,322,141	1,327,192
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 5.7144% 10/25/34 (f)	$ 370,411	$ 371,305
Series 2004-9:
Class M2, 5.9744% 1/25/35 (f)	483,877	485,565
Class M3, 6.0244% 1/25/35 (f)	358,695	359,806
Class M4, 6.3744% 1/25/35 (f)	182,959	183,425
Series 2005-1:
Class M1, 5.7844% 4/25/35 (f)	450,131	450,981
Class M2, 5.8244% 4/25/35 (f)	776,476	777,833
Class M3, 5.8544% 4/25/35 (f)	191,306	191,987
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3, 4.9591% 11/25/35 (f)	400,000	396,133
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 5.7838% 9/26/45 (c)(f)	1,032,516	1,035,370
Lehman XS Trust floater Series 2006-GP1 Class A1, 5.4144% 5/25/46 (f)	3,451,962	3,449,340
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	239,986	237,736
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2332% 8/25/17 (f)	1,065,376	1,076,049
MASTR Adjustable Rate Mortgages Trust floater Series 2005-1 Class 1A1, 5.5944% 3/25/35 (f)	831,409	833,258
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A Class 2A1, 5.7144% 3/25/28 (f)	1,034,737	1,040,492
Series 2003-F Class A2, 5.42% 10/25/28 (f)	1,264,198	1,265,855
Series 2004-B Class A2, 5.5875% 6/25/29 (f)	1,782,801	1,783,018
Series 2004-C Class A2, 5.01% 7/25/29 (f)	1,140,216	1,138,924
Series 2004-D Class A2, 5.82% 9/25/29 (f)	1,047,834	1,048,842
Series 2003-E Class XA1, 0.8108% 10/25/28 (f)(h)	5,953,481	41,519
Series 2003-G Class XA1, 1% 1/25/29 (h)	5,194,623	38,785
Series 2003-H Class XA1, 1% 1/25/29 (c)(h)	4,540,886	38,627
MortgageIT Trust floater Series 2004-2:
Class A1, 5.6944% 12/25/34 (f)	862,302	861,405
Class A2, 5.7744% 12/25/34 (f)	1,165,705	1,175,163
Opteum Mortgage Acceptance Corp. Series 2005-3 Class APT, 5.6144% 7/25/35 (f)	2,149,061	2,151,495
Permanent Financing No. 3 PLC floater Series 2 Class C, 6.35% 6/10/42 (f)	605,000	606,630
Permanent Financing No. 4 PLC floater Series 2:
Class C, 6.02% 6/10/42 (f)	1,495,000	1,501,142
Class M, 5.63% 6/10/42 (f)	345,000	344,847
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 5.95% 6/10/42 (f)	$ 915,000	$ 918,146
Series 3 Class C, 6.12% 6/10/42 (f)	1,935,000	1,954,350
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	718,098	725,314
Series 2005-AR5 Class 1A1, 4.836% 9/19/35 (f)	788,190	784,447
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (c)(h)	15,021,229	57,944
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 5.27% 9/20/33 (f)	372,303	372,428
Series 2003-6 Class A2, 4.69% 11/20/33 (f)	886,347	886,478
Series 2003-7 Class A2, 5.6419% 1/20/34 (f)	979,054	979,467
Series 2004-2 Class A, 5.21% 3/20/34 (f)	427,744	428,140
Series 2004-3 Class A, 5.3063% 5/20/34 (f)	933,470	933,485
Series 2004-4 Class A, 5.48% 5/20/34 (f)	801,250	801,320
Series 2004-5 Class A3, 5.5769% 6/20/34 (f)	887,723	887,479
Series 2004-6 Class A3A, 5.8275% 6/20/35 (f)	629,525	630,828
Series 2004-7 Class A3A, 5.265% 8/20/34 (f)	733,829	734,829
Series 2004-8 Class A2, 5.31% 9/20/34 (f)	1,028,241	1,030,961
Series 2005-1 Class A2, 5.8325% 2/20/35 (f)	742,429	744,634
Series 2003-7 Class X1, 0.7678% 1/20/34 (f)(h)	43,355,660	121,938
Series 2003-8 Class X1, 0.7221% 1/20/34 (f)(h)	26,324,135	139,186
Series 2004-1 Class X1, 0.8% 2/20/34 (h)	5,409,700	17,328
Structured Adjustable Rate Mortgage Loan Trust floater Series 2005-10 Class A1, 5.5244% 6/25/35 (f)	819,211	819,338
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 5.7244% 9/25/33 (c)(f)	280,439	280,659
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.1863% 10/20/35 (f)	320,000	317,565
WaMu Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 5.5244% 8/25/45 (f)	925,820	926,027
Series 2005-AR13 Class A1C1, 5.5144% 10/25/45 (f)	880,118	880,319
WaMu Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	196,001	201,186
Series 2004-RA2 Class 2A, 7% 7/25/33	304,602	308,790
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-14 Class 1A1, 4.75% 12/25/18	1,583,018	1,526,129
Series 2004-M Class A3, 4.6742% 8/25/34 (f)	2,141,141	2,126,891
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	$ 4,816,726	$ 4,727,258
Series 2005-AR4 Class 2A2, 4.5296% 4/25/35 (f)	8,132,551	7,966,867
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (f)	7,495,391	7,351,023
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (f)	3,295,000	3,267,813
TOTAL PRIVATE SPONSOR		87,432,419
U.S. Government Agency - 5.3%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	1,149,121	1,170,913
Series 1994-30 Class JA, 5% 7/25/23	538,098	534,411
Series 2006-64 Class PA, 5.5% 2/25/30	9,117,007	9,128,979
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2006-49 Class CA, 6% 2/25/31	8,346,693	8,456,350
Series 2006-54 Class PE, 6% 2/25/33	2,501,520	2,537,986
sequential pay:
Series 2001-40 Class Z, 6% 8/25/31	1,461,229	1,481,649
Series 2003-76 Class BA, 4.5% 3/25/18	3,887,291	3,766,658
Series 2004-3 Class BA, 4% 7/25/17	164,662	158,021
Series 2004-86 Class KC, 4.5% 5/25/19	646,856	623,916
Series 2004-31 Class IA, 4.5% 6/25/10 (h)	483,710	5,598
Freddie Mac sequential pay Series 2114 Class ZM, 6% 1/15/29	651,542	657,745
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2489 Class PD, 6% 2/15/31	424,672	425,183
Series 2535 Class PC, 6% 9/15/32	1,975,000	2,001,182
Series 2625 Class QX, 2.25% 3/15/22	252,483	246,554
Series 2640 Class QG, 2% 4/15/22	324,021	315,298
Series 2660 Class ML, 3.5% 7/15/22	12,165,000	11,920,735
Series 2690 Class PD, 5% 2/15/27	2,980,000	2,947,791
Series 2755 Class LC, 4% 6/15/27	2,225,000	2,136,604
Series 2901 Class UM, 4.5% 1/15/30	5,377,387	5,258,969
sequential pay:
Series 2523 Class JB, 5% 6/15/15	1,071,579	1,065,626
Series 2609 Class UJ, 6% 2/15/17	1,602,064	1,622,062
Series 2635 Class DG, 4.5% 1/15/18	4,370,661	4,241,033
Series 2780 Class A, 4% 12/15/14	4,100,379	3,977,882
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
sequential pay:
Series 2786 Class GA, 4% 8/15/17	$ 1,859,003	$ 1,784,041
Series 2970 Class YA, 5% 9/15/18	1,648,745	1,630,630
Series 1803 Class A, 6% 12/15/08	335,552	335,949
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	404,762	408,028
TOTAL U.S. GOVERNMENT AGENCY		68,839,793
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $156,746,208)		156,272,212
Commercial Mortgage Securities - 9.1%

280 Park Avenue Trust floater Series 2001-280 Class X1, 1.0056% 2/3/11 (c)(f)(h)	15,125,796	568,553
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	40,947	41,250
Series 1997-D5 Class PS1, 1.7254% 2/14/43 (f)(h)	9,809,132	366,080
Banc of America Commercial Mortgage, Inc.:
sequential pay Series 2005-1 Class A2, 4.64% 11/10/42	2,930,000	2,900,843
Series 2002-2 Class XP, 1.7827% 7/11/43 (c)(f)(h)	7,279,323	335,535
Series 2004-6 Class XP, 0.6075% 12/10/42 (f)(h)	13,838,519	273,585
Series 2005-4 Class XP, 0.2063% 7/10/45 (f)(h)	17,628,265	174,061
Banc of America Large Loan, Inc.:
floater:
Series 2003-BBA2:
Class C, 5.8% 11/15/15 (c)(f)	28,473	28,477
Class D, 5.88% 11/15/15 (c)(f)	365,000	365,037
Class F, 6.23% 11/15/15 (c)(f)	260,000	260,081
Class H, 6.73% 11/15/15 (c)(f)	235,000	235,085
Class J, 7.28% 11/15/15 (c)(f)	245,000	245,106
Class K, 7.93% 11/15/15 (c)(f)	220,000	218,946
Series 2006-LAQ:
Class H, 6.0481% 2/9/21 (c)(f)	650,000	652,451
Class J, 6.1381% 2/9/21 (c)(f)	470,000	471,770
Class K, 6.3681% 2/9/21 (c)(f)	1,305,000	1,309,074
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc of America Large Loan, Inc.: - continued
floater:
Series 2006-ESH:
Class A, 6.19% 7/14/11 (c)(f)	$ 1,381,181	$ 1,380,196
Class B, 6.29% 7/14/11 (c)(f)	688,752	687,531
Class C, 6.44% 7/14/11 (c)(f)	1,379,342	1,378,359
Class D, 7.07% 7/14/11 (c)(f)	801,662	803,948
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 5.9044% 12/25/33 (c)(f)	2,181,429	2,188,246
Series 2004-1:
Class A, 5.6844% 4/25/34 (c)(f)	1,007,141	1,009,030
Class B, 7.2244% 4/25/34 (c)(f)	125,893	127,152
Class M1, 5.8844% 4/25/34 (c)(f)	62,946	63,143
Class M2, 6.5244% 4/25/34 (c)(f)	62,946	63,615
Series 2004-2:
Class A, 5.7544% 8/25/34 (c)(f)	1,121,932	1,126,139
Class M1, 5.9044% 8/25/34 (c)(f)	361,796	363,605
Series 2004-3:
Class A1, 5.6944% 1/25/35 (c)(f)	1,270,076	1,274,045
Class A2, 5.7444% 1/25/35 (c)(f)	198,449	198,821
Series 2005-4A:
Class A2, 5.7144% 1/25/36 (c)(f)	1,523,764	1,525,668
Class B1, 6.7244% 1/25/36 (c)(f)	95,235	96,247
Class M1, 5.7744% 1/25/36 (c)(f)	476,176	477,515
Class M2, 5.7944% 1/25/36 (c)(f)	190,470	191,006
Class M3, 5.8244% 1/25/36 (c)(f)	190,470	190,887
Class M4, 5.9344% 1/25/36 (c)(f)	95,235	95,652
Class M5, 5.9744% 1/25/36 (c)(f)	95,235	95,711
Class M6, 6.0244% 1/25/36 (c)(f)	95,235	95,533
Series 2004-1 Class IO, 1.25% 4/25/34 (c)(h)	10,969,984	594,013
Series 2006-2A Class IO, 0.8495% 7/25/36 (c)(h)	17,884,184	1,580,407
Bear Stearns Commercial Mortgage Securities, Inc.:
floater Series 2004-BBA3 Class E, 6.03% 6/15/17 (c)(f)	2,265,000	2,264,358
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (c)	625,000	619,106
Series 2002-TOP8 Class X2, 2.1025% 8/15/38 (c)(f)(h)	7,763,326	492,937
Series 2003-PWR2 Class X2, 0.5762% 5/11/39 (c)(f)(h)	20,445,140	384,430
Series 2004-PWR6 Class X2, 0.6764% 11/11/41 (c)(f)(h)	8,167,168	227,917
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bear Stearns Commercial Mortgage Securities, Inc.: - continued
Series 2005-PWR9 Class X2, 0.4052% 9/11/42 (c)(f)(h)	$ 51,415,000	$ 962,386
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.8426% 5/15/35 (c)(f)(h)	43,233,630	2,315,727
Chase Commercial Mortgage Securities Corp. sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	55,642	55,768
Citigroup Commercial Mortgage Trust:
sequential pay Series 2005-EMG Class A2, 4.2211% 9/20/51 (c)	985,000	953,542
Series 2004-C2 Class XP, 0.9601% 10/15/41 (c)(f)(h)	9,483,053	349,706
COMM:
floater:
Series 2002-FL6 Class G, 7.23% 6/14/14 (c)(f)	800,000	799,963
Series 2002-FL7:
Class D, 5.9% 11/15/14 (c)(f)	118,857	118,879
Class H, 7.58% 11/15/14 (c)(f)	1,232,000	1,232,195
Series 2004-LBN2 Class X2, 1.0022% 3/10/39 (c)(f)(h)	3,237,429	93,054
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class B, 6.0903% 9/15/30 (f)	3,420,000	3,473,085
Commercial Mortgage Asset Trust sequential pay Series 1999-C1 Class A3, 6.64% 1/17/32	675,000	695,592
Commercial Mortgage pass thru certificates:
floater Series 2004-HTL1:
Class B, 5.78% 7/15/16 (c)(f)	18,416	18,425
Class D, 5.88% 7/15/16 (c)(f)	42,855	42,877
Class E, 6.08% 7/15/16 (c)(f)	30,103	30,129
Class F, 6.13% 7/15/16 (c)(f)	72,411	72,480
Class H, 6.63% 7/15/16 (c)(f)	206,928	207,388
Class J, 6.78% 7/15/16 (c)(f)	80,225	80,537
Class K, 7.68% 7/15/16 (c)(f)	90,132	90,584
Series 2005-LP5 Class XP, 0.3858% 5/10/43 (f)(h)	18,505,650	259,762
CS First Boston Mortgage Securities Corp.:
floater Series 2005-TFLA:
Class C, 5.57% 2/15/20 (c)(f)	1,210,000	1,210,376
Class E, 5.66% 2/15/20 (c)(f)	440,000	440,180
Class F, 5.71% 2/15/20 (c)(f)	375,000	375,157
Class G, 5.85% 2/15/20 (c)(f)	110,000	110,040
Class H, 6.08% 2/15/20 (c)(f)	155,000	155,067
sequential pay:
Series 1999-C1 Class A2, 7.29% 9/15/41	2,933,533	3,060,130
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
sequential pay:
Series 2004-C1 Class A2, 3.516% 1/15/37	$ 3,035,000	$ 2,936,531
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	18,677,994	545,519
Series 2003-C3 Class ASP, 1.7652% 5/15/38 (c)(f)(h)	22,519,015	1,056,865
Series 2004-C1 Class ASP, 0.8785% 1/15/37 (c)(f)(h)	15,583,964	445,753
Series 2005-C1 Class ASP, 0.393% 2/15/38 (c)(f)(h)	19,352,736	300,165
Series 2005-C2 Class ASP, 0.583% 4/15/37 (c)(f)(h)	15,881,923	391,167
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	975,000	1,009,003
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1:
Class A1A, 7.45% 6/10/33	42,913	42,860
Class A1B, 7.62% 6/10/33	1,770,000	1,900,523
EQI Financing Partnership I LP Series 1997-1 Class B, 7.37% 12/20/15 (c)	354,197	355,894
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,755,199	1,768,598
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.4582% 5/15/33 (c)(f)(h)	11,007,942	363,338
GE Capital Mall Finance Corp. Series 1998-1A Class B2, 7.25% 9/13/28 (c)(f)	1,490,000	1,543,600
GE Commercial Mortgage Corp. sequential pay Series 2004-C3 Class A2, 4.433% 7/10/39	4,015,000	3,937,661
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (c)	8,930	8,921
Global Signal Trust III Series 2006-1:
Class B, 5.588% 2/15/36 (c)	735,000	734,344
Class C, 5.707% 2/15/36 (c)	910,000	909,902
GMAC Commercial Mortgage Securities, Inc.:
sequential pay:
Series 1997-C2 Class A3, 6.566% 4/15/29	281,961	284,473
Series 2003-C2 Class A1, 4.576% 5/10/40	5,039,620	4,959,934
Series 2006-C1 Class XP, 4.975% 11/10/45	1,594,855	1,586,199
Series 2004-C3 Class X2, 0.7177% 12/10/41 (f)(h)	12,934,175	301,611
Series 2006-C1 Class XP, 0.1666% 11/10/45 (f)(h)	23,614,968	216,330
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (c)	1,150,000	1,136,917
Series 2003-C2 Class XP, 1.0316% 1/5/36 (c)(f)(h)	22,517,784	662,590
Series 2005-GG3 Class XP, 0.803% 8/10/42 (c)(f)(h)	57,066,522	1,642,089
GS Mortgage Securities Corp. II sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	1,705,000	1,668,472
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Guggenheim Structure Real Estate Funding Ltd. floater Series 2006-3:
Class B, 5.73% 9/25/46 (c)(f)	$ 700,000	$ 700,000
Class C, 5.88% 9/25/46 (c)(f)	1,750,000	1,750,000
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (c)	540,300	560,706
Series 2000-HLTA Class D, 7.555% 10/3/15 (c)	1,275,000	1,353,533
Host Marriott Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (c)	381,267	390,356
Class B, 7.3% 8/3/15 (c)	505,000	531,641
Class D, 7.97% 8/3/15 (c)	425,000	454,067
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential pay Series 2001-C1 Class A2, 5.464% 10/12/35	2,029,683	2,027,327
Series 2002-C3 Class X2, 1.2396% 7/12/35 (c)(f)(h)	6,184,400	177,025
Series 2003-CB7 Class X2, 0.7763% 1/12/38 (c)(f)(h)	4,338,099	104,665
Series 2003-LN1 Class X2, 0.685% 10/15/37 (c)(f)(h)	26,278,568	529,511
Series 2004-C1 Class X2, 0.9934% 1/15/38 (c)(f)(h)	3,989,019	129,200
Series 2004-CB8 Class X2, 1.1192% 1/12/39 (c)(f)(h)	4,864,265	180,392
LB Commercial Conduit Mortgage Trust sequential pay:
Series 1998-C4 Class A1B, 6.21% 10/15/35	2,693,357	2,733,602
Series 1999-C1 Class A2, 6.78% 6/15/31	2,650,000	2,735,339
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086% 5/15/27	1,465,000	1,414,464
Series 2002-C4 Class XCP, 1.4444% 10/15/35 (c)(f)(h)	12,294,694	429,353
Series 2002-C7 Class XCP, 1.1074% 1/15/36 (c)(f)(h)	12,741,084	255,724
Series 2003-C1 Class XCP, 1.3428% 12/15/36 (c)(f)(h)	6,459,319	210,842
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (c)(f)(h)	10,840,783	369,557
Series 2004-C6 Class XCP, 0.7182% 8/15/36 (c)(f)(h)	15,007,405	350,280
Series 2005-C7 Class XCP, 0.2172% 11/15/40 (f)(h)	82,165,000	836,152
Series 2006-C1 Class XCP, 0.3519% 2/15/41 (f)(h)	63,405,000	1,143,535
LB-UBS Westfield Trust Series 2001-WM Class X, 0.5408% 7/14/16 (c)(f)(h)	12,233,033	299,969
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class J, 7.38% 12/16/14 (c)(f)	$ 1,420,000	$ 1,419,748
Class K1, 7.88% 12/16/14 (c)(f)	730,000	729,271
Merrill Lynch Mortgage Trust:
Series 2002-MW1 Class XP, 1.5436% 7/12/34 (c)(f)(h)	4,750,221	184,681
Series 2005-GGP1 Class H, 4.374% 11/15/10 (c)	1,240,000	1,226,639
Series 2005-MCP1 Class XP, 0.5842% 6/12/43 (f)(h)	15,379,104	422,253
Series 2005-MKB2 Class XP, 0.2943% 9/12/42 (f)(h)	7,640,446	91,996
Morgan Stanley Capital I Trust Series 2006-T23 Class A1, 5.682% 8/12/41	775,000	786,192
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1999-LIFE Class A1, 6.97% 4/15/33	314,328	319,358
Series 2003-IQ5:
Class A2, 4.09% 4/15/38	832,780	818,871
Class X2, 0.9674% 4/15/38 (c)(f)(h)	8,572,794	261,944
Series 2003-IQ6 Class X2, 0.5979% 12/15/41 (c)(f)(h)	15,750,625	365,052
Series 2005-HQ5 Class X2, 0.3508% 1/14/42 (f)(h)	17,001,554	218,368
Series 2005-IQ9 Class X2, 1.069% 7/15/56 (c)(f)(h)	14,464,213	607,591
Series 2005-TOP17 Class X2, 0.624% 12/13/41 (f)(h)	11,021,706	308,333
Morgan Stanley Dean Witter Capital I Trust:
Series 2003-HQ2 Class X2, 1.3935% 3/12/35 (c)(f)(h)	11,724,908	561,817
Series 2003-TOP9 Class X2, 1.5085% 11/13/36 (c)(f)(h)	7,763,515	362,478
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	1,063,641	1,075,738
NationsLink Funding Corp. Series 1999-1 Class C, 6.571% 1/20/31	1,080,000	1,107,237
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 5.8056% 3/24/18 (c)(f)	1,114,892	1,116,982
TrizecHahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (c)	572,633	578,913
Class E3, 7.253% 3/15/13 (c)	842,203	860,526
Wachovia Bank Commercial Mortgage Trust:
floater Series 2005-WL6A:
Class A2, 5.58% 10/15/17 (c)(f)	1,460,000	1,460,681
Class B, 5.63% 10/15/17 (c)(f)	290,000	290,122
Class D, 5.76% 10/15/17 (c)(f)	585,000	585,254
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust: - continued
sequential pay Series 2003-C7 Class A1, 4.241% 10/15/35 (c)	$ 2,380,692	$ 2,313,141
Series 2004-C14 Class PP, 5.14% 8/15/41 (c)(f)	1,574,429	1,506,343
Series 2005-C18 Class XP, 0.3523% 4/15/42 (f)(h)	23,068,512	363,451
Series 2006-C23 Class X, 0.0876% 1/15/45 (c)(f)(h)	286,825,000	2,009,152
Series 2006-C24 Class XP, 0.1059% 3/15/45 (c)(f)(h)	56,040,000	395,592
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $120,071,050)		117,968,403
Foreign Government and Government Agency Obligations - 0.1%

Chilean Republic 5.625% 7/23/07 (Cost $737,469)	740,000	741,332
Commercial Paper - 0.2%

Rockies Express Pipeline LLC 5.7422% 9/20/06 (Cost $2,990,567)	3,000,000	2,991,371
Fixed-Income Funds - 4.9%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $64,084,801)	646,075	64,284,463
Preferred Securities - 0.3%
	Principal Amount
FINANCIALS - 0.3%
Commercial Banks - 0.3%
Abbey National PLC 7.35% (f)	$ 2,150,000	2,215,481
National Westminster Bank PLC 7.75% (f)	1,430,000	1,503,464
		3,718,945
TOTAL PREFERRED SECURITIES (Cost $3,739,555)		3,718,945
Cash Equivalents - 6.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations) in a joint trading account at:
5.29%, dated 8/31/06 due 9/1/06	31,163,577	$ 31,159,000
5.29%, dated 8/31/06 due 9/1/06 (a)	52,091,653	52,084,000
TOTAL CASH EQUIVALENTS (Cost $83,243,000)		83,243,000
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,368,512,799)		1,360,074,671
NET OTHER ASSETS - (4.3)%		(55,987,353)
NET ASSETS - 100%		$ 1,304,087,318
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
168 Eurodollar 90 Day Index Contracts	Sept. 2006	$ 165,734,100	$ (420,760)
168 Eurodollar 90 Day Index Contracts	Dec. 2006	165,755,100	(326,783)
168 Eurodollar 90 Day Index Contracts	March 2007	165,809,700	(210,347)
168 Eurodollar 90 Day Index Contracts	June 2007	165,868,500	(171,222)
168 Eurodollar 90 Day Index Contracts	Sept. 2007	165,918,900	11,678
168 Eurodollar 90 Day Index Contracts	Dec. 2007	165,946,200	95,228
127 Eurodollar 90 Day Index Contracts	March 2008	125,452,187	114,605
29 Eurodollar 90 Day Index Contracts	June 2008	28,645,475	41,334
TOTAL EURODOLLAR CONTRACTS			(866,267)
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
46 Eurodollar 90 Day Index Contracts	Sept. 2008	$ 45,434,200	$ 27,717
35 Eurodollar 90 Day Index Contracts	Dec. 2008	34,566,000	16,910
24 Eurodollar 90 Day Index Contracts	March 2009	23,700,300	10,279
15 Eurodollar 90 Day Index Contracts	June 2009	14,811,188	(12,248)
15 Eurodollar 90 Day Index Contracts	Sept. 2009	14,809,688	(11,698)
15 Eurodollar 90 Day Index Contracts	Dec. 2009	14,808,000	(11,510)
15 Eurodollar 90 Day Index Contracts	March 2010	14,806,875	(10,935)
14 Eurodollar 90 Day Index Contracts	June 2010	13,818,525	(9,681)
14 Eurodollar 90 Day Index Contracts	Sept. 2010	13,817,300	(9,506)
14 Eurodollar 90 Day Index Contracts	Dec. 2010	13,815,900	(9,506)
5 Eurodollar 90 Day Index Contracts	March 2011	4,934,000	(3,270)
TOTAL EURODOLLAR CONTRACTS			(23,448)
			$ (889,715)
Swap Agreements
		Notional Amount	Value
Credit Default Swaps

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8, Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 400,000	$ 6,363
Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11, Class M9, 7.6913% 11/25/34	Dec. 2034	405,000	5,889
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 8.8244% 8/25/34

	Sept. 2034	$ 362,000	$ 4,296
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	362,000	4,527
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	362,000	5,318
Receive monthly notional amount multiplied by .82% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	362,000	1,370
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	362,000	1,337
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	362,000	2,698
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 330,000	$ 458
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	362,000	993
Receive monthly notional amount multiplied by 1.9% and pay Morgan Stanley, Inc., upon default event of Morgan Stanley ABS Capital, par value of the notional amount of Morgan Stanley ABS Capital I Series 2006-HE3 Class B3, 7.2225% 4/25/36	May 2036	800,000	(4,464)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon default event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	45,620	324
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	203,352	633
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	161,719	305
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon default event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	900,000	9,473
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon default event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33

	May 2033	$ 362,000	$ 4,296
Receive quarterly notional amount multiplied by .25% and pay Merrill Lynch, Inc. upon default event of Consolidated Natural Gas Co., par value of the notional amount of Consolidated Natural Gas Co. 6% 10/15/10	July 2007	2,900,000	4,818
Receive quarterly notional amount multiplied by .25% and pay Merrill Lynch, Inc. upon default event of Consolidated Natural Gas Co., par value of the notional amount of Consolidated Natural Gas Co. 6% 10/15/10	June 2007	1,000,000	1,725
Receive quarterly notional amount multiplied by .26% and pay Morgan Stanley, Inc. upon default event of Amerada Hess Corp., par value of the notional amount of Amerada Hess Corp. 6.65% 8/15/11	March 2007	2,400,000	3,840
Receive quarterly notional amount multiplied by .28% and pay Morgan Stanley, Inc. upon default event of Amerada Hess Corp., par value of the notional amount of Amerada Hess 6.65% 8/15/11	March 2007	3,000,000	5,166
Receive quarterly notional amount multiplied by .285% and pay Deutsche Bank upon default event of ConocoPhillips, par value of the notional amount of ConocoPhillips 4.75% 10/15/12	Sept. 2011	3,200,000	(6,590)
Receive quarterly notional amount multiplied by .30% and pay Deutsche Bank upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	2,045,000	5,051
Receive quarterly notional amount multiplied by .30% and pay Goldman Sachs upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	1,495,000	3,693
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	$ 1,000,000	$ 5,699
Receive quarterly notional amount multiplied by .48% and pay Goldman Sachs upon default event of TXU Corp., par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	2,675,000	12,555
Receive quarterly notional amount multiplied by .78% and pay Goldman Sachs upon default event of TXU Corp., par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Dec. 2008	2,600,000	30,210
Receive semi-annually notional amount multiplied by .42% and pay Credit Suisse First Boston upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2007	2,700,000	5,315
TOTAL CREDIT DEFAULT SWAPS		31,156,691	115,298
Total Return Swaps
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Oct. 2006	8,280,000	(2,847)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Citibank	Sept. 2006	13,500,000	(3,040)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swaps - continued

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 20 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2007	$ 3,900,000	$ (691)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Jan. 2007	10,000,000	(3,022)
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Nov. 2006	12,800,000	(3,335)
TOTAL TOTAL RETURN SWAPS		48,480,000	(12,935)
		$ 79,636,691	$ 102,363
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $146,452,639 or 11.2% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $982,500.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,094,668 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspetuck Trust 5.7869% 10/16/06	12/14/05	$ 3,235,000
Iberbond 2004 PLC 4.826% 12/24/17	11/30/05	$ 2,852,932
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Ten months ended August 31, 2006 Income earned	Year ended October 31, 2005 Income earned
Fidelity Ultra-Short Central Fund	$ 3,046,705	$ 3,909,404
Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund	Value at October 31, 2005	Purchases	Sales Proceeds	Value at August 31, 2006	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 77,249,478	$ -	$ 12,999,330	$ 64,284,463	0.8%
Income Tax Information

At August 31, 2006, the fund had a capital loss carryforward of approximately $16,557,932 of which $1,754,056, $3,743,962, $6,438,298 and $4,621,616 will expire on August 31, 2007, 2008, 2013 and 2014, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2006

Assets
Investment in securities, at value (including securities loaned of $51,062,745 and repurchase agreements of $83,243,000) - See accompanying schedule: Unaffiliated issuers (cost $1,304,427,998)	$ 1,295,790,208
Affiliated Central Funds (cost $64,084,801)	64,284,463
Total Investments (cost $1,368,512,799)		$ 1,360,074,671
Cash		67,276
Receivable for investments sold		179,921
Receivable for swap agreements		14,893
Receivable for fund shares sold		2,355,785
Interest receivable		9,248,588
Receivable for daily variation on futures contracts		101,387
Swap agreements, at value		102,363
Prepaid expenses		1,273
Total assets		1,372,146,157

Liabilities
Payable for investments purchased Regular delivery	$ 3,120,658
Delayed delivery	7,517,522
Payable for fund shares redeemed	3,757,929
Distributions payable	632,556
Accrued management fee	346,344
Distribution fees payable	265,814
Other affiliated payables	277,637
Other payables and accrued expenses	56,379
Collateral on securities loaned, at value	52,084,000
Total liabilities		68,058,839

Net Assets		$ 1,304,087,318
Net Assets consist of:
Paid in capital		$ 1,327,496,869
Undistributed net investment income		1,661,637
Accumulated undistributed net realized gain (loss) on investments		(15,845,708)
Net unrealized appreciation (depreciation) on investments		(9,225,480)
Net Assets		$ 1,304,087,318

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

August 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($377,220,777 ÷ 40,157,805 shares)	$ 9.39

Maximum offering price per share (100/98.50 of $9.39)	$ 9.53
Class T: Net Asset Value and redemption price per share ($514,916,932 ÷ 54,779,817 shares)	$ 9.40

Maximum offering price per share (100/98.50 of $9.40)	$ 9.54
Class B: Net Asset Value and offering price per share ($30,678,432 ÷ 3,260,370 shares)A	$ 9.41

Class C: Net Asset Value and offering price per share ($156,363,668 ÷ 16,629,836 shares)A	$ 9.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($224,907,509 ÷ 23,929,244 shares)	$ 9.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Ten months ended August 31, 2006	Year ended October 31, 2005

Investment Income
Dividends	$ 134,425	$ 126,340
Interest	48,381,822	45,236,710
Income from affiliated Central Funds	3,046,705	3,909,404
Total income	51,562,952	49,272,454

Expenses
Management fee	$ 3,529,483	$ 4,945,796
Transfer agent fees	2,411,004	2,837,637
Distribution fees	2,826,565	4,040,262
Accounting and security lending fees	401,677	439,913
Independent trustees' compensation	4,378	6,127
Custodian fees and expenses	47,090	48,657
Registration fees	111,994	137,610
Audit	55,949	57,598
Legal	9,162	5,378
Miscellaneous	36,710	176,602
Total expenses before reductions	9,434,012	12,695,580
Expense reductions	(17,648)	(42,210)
Total expenses	9,416,364	12,653,370
Net investment income	42,146,588	36,619,084
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,069,685)	(3,560,240)
Affiliated Central Funds	59,612	25,801
Futures contracts	(787,123)	(232,981)
Swap agreements	190,770	83,207
Total net realized gain (loss)	(4,606,426)	(3,684,213)
Change in net unrealized appreciation (depreciation) on: Investment securities	4,739,248	(19,999,449)
Futures contracts	(44,420)	(2,673,916)
Swap agreements	286,701	(694,024)
Total change in net unrealized appreciation (depreciation)	4,981,529	(23,367,389)
Net gain (loss)	375,103	(27,051,602)
Net increase (decrease) in net assets resulting from operations	$ 42,521,691	$ 9,567,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Ten months ended August 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 42,146,588	$ 36,619,084	$ 22,962,231
Net realized gain (loss)	(4,606,426)	(3,684,213)	5,207,128
Change in net unrealized appreciation (depreciation)	4,981,529	(23,367,389)	308,131
Net increase (decrease) in net assets resulting from operations	42,521,691	9,567,482	28,477,490
Distributions to shareholders from net investment income	(42,502,712)	(36,325,031)	(21,460,300)
Distributions to shareholders from net realized gain	-	(1,086,013)	-
Total distributions	(42,502,712)	(37,411,044)	(21,460,300)
Share transactions - net increase (decrease)	4,457,199	27,080,998	137,865,371
Total increase (decrease) in net assets	4,476,178	(762,564)	144,882,561

Net Assets
Beginning of period	1,299,611,140	1,300,373,704	1,155,491,143
End of period (including undistributed net investment income of $1,661,637, $3,415,768, $4,733,740, respectively)	$ 1,304,087,318	$ 1,299,611,140	$ 1,300,373,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 9.60	$ 9.55	$ 9.44	$ 9.49	$ 9.12
Income from Investment Operations
Net investment income E	.305	.281	.202	.261	.381 I	.523
Net realized and unrealized gain (loss)	.002	(.204)	.040	.128	(.034) I	.386
Total from investment operations	.307	.077	.242	.389	.347	.909
Distributions from net investment income	(.307)	(.279)	(.192)	(.279)	(.397)	(.539)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.307)	(.287)	(.192)	(.279)	(.397)	(.539)
Net asset value, end of period	$ 9.39	$ 9.39	$ 9.60	$ 9.55	$ 9.44	$ 9.49
Total Return B, C, D	3.33%	.81%	2.56%	4.16%	3.78%	10.22%
Ratios to Average Net Assets F, H
Expenses before reductions	.78% A	.85%	.87%	.81%	.80%	.85%
Expenses net of fee waivers, if any	.78% A	.85%	.87%	.81%	.80%	.85%
Expenses net of all reductions	.78% A	.85%	.87%	.81%	.80%	.84%
Net investment income	3.91% A	2.96%	2.13%	2.74%	4.09% I	5.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 377,221	$ 369,512	$ 357,760	$ 186,290	$ 106,018	$ 38,240
Portfolio turnover rate G	55% A	94%	87%	102%	111%	145%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Income from Investment Operations
Net investment income E	.308	.284	.207	.261	.381 I	.525
Net realized and unrealized gain (loss)	.002	(.194)	.038	.118	(.036) I	.383
Total from investment operations	.310	.090	.245	.379	.345	.908
Distributions from net investment income	(.310)	(.282)	(.195)	(.279)	(.395)	(.538)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.310)	(.290)	(.195)	(.279)	(.395)	(.538)
Net asset value, end of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Total Return B, C, D	3.36%	.95%	2.59%	4.04%	3.75%	10.21%
Ratios to Average Net Assets F, H
Expenses before reductions	.74% A	.81%	.83%	.82%	.82%	.85%
Expenses net of fee waivers, if any	.74% A	.81%	.83%	.82%	.82%	.85%
Expenses net of all reductions	.74% A	.81%	.83%	.82%	.82%	.85%
Net investment income	3.95% A	2.99%	2.16%	2.73%	4.07% I	5.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 514,917	$ 544,662	$ 517,440	$ 468,931	$ 388,495	$ 309,958
Portfolio turnover rate G	55% A	94%	87%	102%	111%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.41	$ 9.61	$ 9.56	$ 9.46	$ 9.43
Income from Investment Operations
Net investment income E	.247	.210	.130	.183	.281
Net realized and unrealized gain (loss)	.002	(.194)	.038	.120	(.234)
Total from investment operations	.249	.016	.168	.303	.047
Distributions from net investment income	(.249)	(.208)	(.118)	(.203)	(.017)
Distributions from net realized gain	-	(.008)	-	-	-
Total distributions	(.249)	(.216)	(.118)	(.203)	(.017)
Net asset value, end of period	$ 9.41	$ 9.41	$ 9.61	$ 9.56	$ 9.46
Total Return B, C, D	2.68%	.17%	1.77%	3.23%	.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.54% A	1.61%	1.63%	1.61%	1.86% A
Expenses net of fee waivers, if any	1.54% A	1.60%	1.63%	1.61%	1.65% A
Expenses net of all reductions	1.53% A	1.60%	1.63%	1.61%	1.65% A
Net investment income	3.15% A	2.21%	1.36%	1.94%	3.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,678	$ 39,190	$ 53,502	$ 49,353	$ 3,811
Portfolio turnover rate G	55% A	94%	87%	102%	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of long-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.61	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Income from Investment Operations
Net investment income E	.244	.206	.129	.182	.304 I	.448
Net realized and unrealized gain (loss)	.002	(.204)	.048	.118	(.037) I	.383
Total from investment operations	.246	.002	.177	.300	.267	.831
Distributions from net investment income	(.246)	(.204)	(.117)	(.200)	(.317)	(.461)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.246)	(.212)	(.117)	(.200)	(.317)	(.461)
Net asset value, end of period	$ 9.40	$ 9.40	$ 9.61	$ 9.55	$ 9.45	$ 9.50
Total Return B, C, D	2.65%	.02%	1.86%	3.19%	2.90%	9.30%
Ratios to Average Net Assets F, H
Expenses before reductions	1.58% A	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of fee waivers, if any	1.58% A	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of all reductions	1.57% A	1.64%	1.65%	1.64%	1.63%	1.68%
Net investment income	3.12% A	2.16%	1.34%	1.91%	3.25% I	4.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 156,364	$ 194,992	$ 273,166	$ 359,779	$ 283,046	$ 99,486
Portfolio turnover rate G	55% A	94%	87%	102%	111%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the affiliated central fund.

G Amounts do not include the portfolio activity of the affiliated central fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Income from Investment Operations
Net investment income D	.321	.301	.225	.278	.397 H	.540
Net realized and unrealized gain (loss)	.003	(.194)	.038	.119	(.043) H	.387
Total from investment operations	.324	.107	.263	.397	.363	.927
Distributions from net investment income	(.324)	(.299)	(.213)	(.297)	(.413)	(.557)
Distributions from net realized gain	-	(.008)	-	-	-	-
Total distributions	(.324)	(.307)	(.213)	(.297)	(.413)	(.557)
Net asset value, end of period	$ 9.40	$ 9.40	$ 9.60	$ 9.55	$ 9.45	$ 9.50
Total Return B, C	3.51%	1.14%	2.78%	4.24%	3.95%	10.43%
Ratios to Average Net Assets E, G
Expenses before reductions	.57% A	.63%	.64%	.63%	.64%	.66%
Expenses net of fee waivers, if any	.57% A	.63%	.64%	.63%	.64%	.66%
Expenses net of all reductions	.57% A	.63%	.64%	.63%	.63%	.66%
Net investment income	4.12% A	3.18%	2.35%	2.92%	4.25% H	5.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,908	$ 151,257	$ 98,505	$ 91,138	$ 65,330	$ 23,301
Portfolio turnover rate F	55% A	94%	87%	102%	111%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central fund.

F Amounts do not include the portfolio activity of the affiliated central fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund) referred to as the Central Fund, which is an open-end investment company available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Fund:

On July 20, 2006, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to August 31. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended August 31, 2006 and the one year period ended October 31, 2005.

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Central Fund, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Fund, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Central Fund are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,879,510
Unrealized depreciation	(9,861,180)
Net unrealized appreciation (depreciation)	(5,981,670)
Capital loss carryforward	(16,557,932)

Cost for federal income tax purposes	$ 1,366,056,341

The tax character of distributions paid was as follows:

	Ten months ended August 31, 2006	October 31, 2005	October 31, 2004
Ordinary Income	$ 42,502,712	$ 37,411,044	$ 21,460,300

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the

Annual Report

2. Operating Policies - continued

Futures Contracts - continued

counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $241,661,541 and $253,224,251, respectively, for the ten month period ended August 31, 2006.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% (.30% prior to June 1, 2005) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the periods ended August 31, 2006 and October 31, 2005, the management fee was equivalent to an annualized rate of .32% and annual rate of .38%, respectively of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the periods ended August 31, 2006 and October 31, 2005, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

			Ten months ended August 31, 2006		October 31, 2005
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 470,935	$ 4,474	$ 548,029	$ 735
Class T	0%	.15%	685,108	4,728	802,496	9,983
Class B	.65%	.25%	260,720	188,492	409,140	295,846
Class C	.75%	.25%	1,409,802	140,152	2,280,597	282,029
			$ 2,826,565	$ 337,846	$ 4,040,262	$ 588,593

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, 75% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the ten month period ended August 31, 2006, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,341
Class T	21,041
Class B *	60,976
Class C *	23,478
$ 134,836

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the periods ended August 31, 2006 and October 31, 2005, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Ten months ended August 31, 2006		October 31, 2005
	Amount	% of Average Net Assets	Amount	% of Average Net Assets
Class A	$ 787,723	.25 *	$ 929,594.25
Class T	969,862	.21 *	1,145,454.21
Class B	73,659	.25 *	115,764.25
Class C	271,385	.19 *	425,832.19
Institutional Class	308,375	.19 *	220,993.18
	$ 2,411,004		$ 2,837,637

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Ultra-Short Central Fund, managed by Fidelity Investments Money Management, Inc. (FIMM), which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Fund as an investment of the Fund but does not include the underlying holdings of the Central Fund. Based on its investment objectives, the Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Central Fund and the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

A complete unaudited list of holdings for the Central Fund, as of the Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Central Fund financial statements , which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Fund does not pay a management fee.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which for the periods ended August 31, 2006 and October 31, 2005, amounted to $2,126 and $2,509, respectively, and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities for the period ended August 31, 2006 and October 31, 2005, amounted to $30,828 and $7,700, respectively.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period ended October 31, 2005:

	Expense Limitations	Reimbursement from adviser
Class A	.90% - .83%*	$ 28,725
Class B	1.65% - 1.58%*	5,376
		$ 34,101

* Expense limitation in effect at October 31, 2005.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the periods ended August 31, 2006 and October 31, 2005, these credits reduced the Fund's custody expenses by $17,648 and $8,109, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

		Years ended October 31,
	Ten months ended August 31, 2006	2005	2004
From net investment income
Class A	$ 12,371,759	$ 10,743,507	$ 5,013,218
Class T	18,159,068	15,909,371	9,968,400
Class B	922,482	982,753	631,694
Class C	4,436,853	4,841,882	3,806,748
Institutional Class	6,612,550	3,847,518	2,040,240
Total	$ 42,502,712	$ 36,325,031	$ 21,460,300
From net realized gain
Class A	$ -	$ 299,982	$ -
Class T	-	436,716	-
Class B	-	43,394	-
Class C	-	219,150	-
Institutional Class	-	86,771	-
Total	$ -	$ 1,086,013	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	13,781,754	15,866,789	29,233,051
Reinvestment of distributions	1,164,878	1,023,632	439,890
Shares redeemed	(14,130,761)	(14,827,970)	(11,910,485)
Net increase (decrease)	815,871	2,062,451	17,762,456
Class T
Shares sold	18,789,041	25,539,658	28,914,757
Reinvestment of distributions	1,720,934	1,515,180	903,574
Shares redeemed	(23,681,399)	(22,986,919)	(25,026,151)
Net increase (decrease)	(3,171,424)	4,067,919	4,792,180
Class B
Shares sold	711,278	991,898	2,729,377
Reinvestment of distributions	83,920	89,903	53,426
Shares redeemed	(1,700,424)	(2,482,456)	(2,378,750)
Net increase (decrease)	(905,226)	(1,400,655)	404,053

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class C
Shares sold	3,061,743	3,789,292	7,826,650
Reinvestment of distributions	299,595	341,788	249,628
Shares redeemed	(7,473,257)	(11,828,809)	(17,295,166)
Net increase (decrease)	(4,111,919)	(7,697,729)	(9,218,888)
Institutional Class
Shares sold	11,831,199	9,882,466	6,288,234
Reinvestment of distributions	578,334	310,507	131,407
Shares redeemed	(4,575,139)	(4,357,149)	(5,702,420)
Net increase (decrease)	7,834,394	5,835,824	717,221
	Dollars
	Ten months ended August 31,	Years ended October 31,
	2006	2005	2004
Class A
Shares sold	$ 129,044,621	$ 150,493,785	$ 278,943,707
Reinvestment of distributions	10,907,076	9,698,542	4,211,651
Shares redeemed	(132,254,551)	(140,591,886)	(113,916,095)
Net increase (decrease)	$ 7,697,146	$ 19,600,441	$ 169,239,263
Class T
Shares sold	$ 176,100,769	$ 242,408,838	$ 277,148,967
Reinvestment of distributions	16,127,835	14,364,388	8,659,227
Shares redeemed	(221,798,081)	(218,160,605)	(239,735,328)
Net increase (decrease)	$ (29,569,477)	$ 38,612,621	$ 46,072,866
Class B
Shares sold	$ 6,669,015	$ 9,428,825	$ 26,154,196
Reinvestment of distributions	787,418	853,530	512,510
Shares redeemed	(15,948,229)	(23,589,493)	(22,795,089)
Net increase (decrease)	$ (8,491,796)	$ (13,307,138)	$ 3,871,617
Class C
Shares sold	$ 28,665,169	$ 35,934,636	$ 75,024,654
Reinvestment of distributions	2,808,534	3,242,233	2,393,112
Shares redeemed	(70,075,282)	(112,353,549)	(165,609,343)
Net increase (decrease)	$ (38,601,579)	$ (73,176,680)	$ (88,191,577)
Institutional Class
Shares sold	$ 110,869,017	$ 93,788,947	$ 60,243,381
Reinvestment of distributions	5,418,576	2,942,021	1,258,983
Shares redeemed	(42,864,688)	(41,379,214)	(54,629,162)
Net increase (decrease)	$ 73,422,905	$ 55,351,754	$ 6,873,202

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of August 31, 2006, and the related statements of operations for the ten months ended August 31, 2006 and the year ended October 31, 2005, the statement of changes in net assets for the ten months ended August 31, 2006 and each of the two years in the period ended October 31, 2005, and the financial highlights for the ten months ended August 31, 2006 and each of the five years in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of August 31, 2006, the results of its operations for the ten months ended August 31, 2006 and the year ended October 31, 2005, the changes in its net assets for the ten months ended August 31, 2006 and each of the two years in the period ended October 31, 2005, and its financial highlights for the ten months ended August 31, 2006 and each of the five years in the period ended October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 24, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 346 funds advised by FMR or an affiliate. Mr. McCoy oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Short Fixed-Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present) and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of Advisor Short Fixed-Income. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed-Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Andrew Dudley (41)

Year of Election or Appointment: 1997

Vice president of Advisor Short Fixed-Income. Mr. Dudley also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Dudley worked as a portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Short Fixed-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Short Fixed-Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Short Fixed-Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Short Fixed-Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of 12.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $30,584,973 of distributions paid during the period January 1, 2006 to August 31, 2006 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Short Fixed-Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Short Fixed-Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Short Fixed-Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class T ranked below its competitive median for 2005, and the total expenses of each of Class B, Class C, and Institutional Class ranked above its competitive median for 2005. The Board considered that each class's total expenses reflect the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iii) the total expenses of certain funds and classes relative to competitors; (iv) fund performance trends; and (v) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

SFII-UANN-1006
1.784770.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, August 31, 2006, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Intermediate Bond Fund and Fidelity Advisor Mortgage Securities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A	2004A
Fidelity Advisor Intermediate Bond Fund	$64,000B	$61,000	$53,000
Fidelity Advisor Mortgage Securities Fund	$111,000B	$103,000	$82,000
All funds in the Fidelity Group of Funds audited by PwC	$13,300,000C	$11,900,000	$10,600,000

A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.
C	For the twelve month period ended August 31, 2006.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Short Fixed-Income Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A,B	2005A	2004A
Fidelity Advisor Short Fixed-Income Fund	$43,000	$43,000	$41,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,100,000	$5,400,000	$4,300,000
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

(b) Audit-Related Fees.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A,B	2005A	2004 A
Fidelity Advisor Intermediate Bond Fund	$0	$0	$0
Fidelity Advisor Mortgage Securities Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A,B	2005A	2004 A
Fidelity Advisor Short Fixed-Income Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A,B	2005 A	2004A
PwC	$0	$0	$0
Deloitte Entities	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A,B	2005A	2004A
Fidelity Advisor Intermediate Bond Fund	$2,700	$2,500	$2,400
Fidelity Advisor Mortgage Securities Fund	$2,700	$2,500	$2,400
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A,B	2005A	2004A
Fidelity Advisor Short Fixed-Income Fund	$3,700	$3,600	$3,600
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A	2004A
PwC	$0	$0	$0
Deloitte Entities	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A,B	2005A	2004A
Fidelity Advisor Intermediate Bond Fund	$2,000	$2,600	$2,400
Fidelity Advisor Mortgage Securities Fund	$2,400	$3,200	$2,800
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the ten month period ended August 31, 200 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006A,B	2005A	2004A
Fidelity Advisor Short Fixed-Income Fund	$0	$0	$0
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A	2004A
PwC	$18,000	$420,000	$300,000
Deloitte Entities	$255,000	$210,000	$720,000
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the periods ended August 31, 2006, October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the ten month period ended August 31, 2006 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by PwC of $675,000A,B, $1,650,000A,C and $1,100,000A,C for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A,B	2005A	2004A
Covered Services	$25,000	$450,000	$300,000
Non-Covered Services	$650,000	$1,200,000C	$800,000C
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.
C	Reflects current period presentation.

For the ten month period ended August 31, 20 and the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by Deloitte Entities of $790,000 A,B, $535,000A,C and $850,000A,C for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A,B	2005A	2004A
Covered Services	$260,000	$225,000	$700,000
Non-Covered Services	$530,000	$310,000C	$150,000C
A	Aggregate amounts may reflect rounding.
B	For the ten month period ended August 31, 2006.
C	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	October 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	October 25, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	October 25, 2006